                                                                      Exhibit 19


================================================================================


                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                      and

                             BANKERS TRUST COMPANY,

                                    Trustee



                        POOLING AND SERVICING AGREEMENT

                         Dated as of September 1, 1996



                       Mortgage Pass-Through Certificates

                                Series 1996-S20


================================================================================

                               TABLE OF CONTENTS
                                                                       Page

                                   ARTICLE I

                                  DEFINITIONS

Section 1.01. Definitions.............................................   3
              Accretion Termination Date..............................   3
              Accrual Principal Distribution Amount...................   3
              Accrued Certificate Interest............................   3
              Adjusted Mortgage Rate..................................   4
              Advance.................................................   4
              Affiliate...............................................   4
              Agreement...............................................   4
              Amount Held for Future Distribution.....................   4
              Appraised Value.........................................   4
              Assignment..............................................   4
              Assignment Agreement....................................   5
              Assignment of Proprietary Lease.........................   5
              Available Distribution Amount...........................   5
              Bankruptcy Amount.......................................   5
              Bankruptcy Code.........................................   6
              Bankruptcy Loss.........................................   6
              Book-Entry Certificate..................................   6
              Business Day............................................   6
              Buydown Funds...........................................   6
              Buydown Mortgage Loan...................................   6
              Cash Liquidation........................................   6
              Certificate.............................................   7
              Certificate Account.....................................   7
              Certificate Account Deposit Date........................   7
              Certificateholder or Holder.............................   7
              Certificate Owner.......................................   7
              Certificate Principal Balance...........................   7
              Certificate Register and Certificate Registrar..........   8
              Class...................................................   8
              Class A Certificate.....................................   8
              Class A-3...............................................   8
              Class A-3...............................................   8
              Class A-4...............................................   9
              Class A-4...............................................   9
              Class A-4...............................................   9
              Class A-4...............................................   9
              Class A-4...............................................   9

                                                                         Page
                                                                         ----

                Class A-7............................................      9
                Class A-7............................................      9
                Class A-13 Collection Shortfall......................      10
                Class A-13 Principal Distribution Amount.............      10
                Class B Certificate..................................      10
                Class B Percentage...................................      10
                Class B-1 Percentage.................................      10
                Class B-1 Prepayment Distribution Trigger............      10
                Class B-2 Percentage.................................      10
                Class B-2 Prepayment Distribution Trigger............      10
                Class B-3 Percentage.................................      10
                Class B-3 Prepayment Distribution Trigger............      11
                Class M Certificate..................................      11
                Class M Percentage...................................      11
                Class M-1 Percentage.................................      11
                Class M-2 Percentage.................................      11
                Class M-2 Prepayment Distribution Trigger............      11
                Class M-3 Percentage.................................      11
                Class M-3 Prepayment Distribution Trigger............      12
                Class R Certificate..................................      12
                Class R-I Certificate................................      12
                Class R-II Certificate...............................      12
                Closing Date.........................................      12
                Code.................................................      12
                Combination Certificates.............................      12
                Combination Super Senior Optimal Principal
                  Distribution Amount................................      12
                Compensating Interest................................      12
                Component............................................      12
                Cooperative..........................................      13
                Cooperative Apartment................................      13
                Cooperative Lease....................................      13
                Cooperative Loans....................................      13
                Cooperative Stock....................................      13
                Cooperative Stock Certificate........................      13
                Corporate Trust Office...............................      13
                Credit Support Depletion Date........................      13
                Curtailment..........................................      13
                Custodial Account....................................      13
                Custodial Agreement..................................      14
                Custodian............................................      14
                Cut-off Date.........................................      14
                Cut-off Date Principal Balance.......................      14
                Debt Service Reduction...............................      14

                                                                         Page
                                                                         ----

Defaulted Mortgage Loss...............................................     14
Deficient Valuation...................................................     14
Definitive Certificate................................................     14
Deleted Mortgage Loan.................................................     14
Depository............................................................     14
Depository Participant................................................     14
Destroyed Mortgage Note...............................................     14
Determination Date....................................................     15
Discount Fraction.....................................................     15
Discount Mortgage Loan................................................     15
Disqualified Organization.............................................     15
Distribution Date.....................................................     15
Due Date..............................................................     15
Due Period............................................................     15
Eligible Account......................................................     15
Eligible Funds........................................................     16
Event of Default......................................................     16
Excess Bankruptcy Loss................................................     16
Excess Fraud Loss.....................................................     16
Excess Special Hazard Loss............................................     16
Excess Spread.........................................................     16
Excess Subordinate Principal Amount...................................     17
Extraordinary Events..................................................     17
Extraordinary Losses..................................................     18
FDIC..................................................................     18
FHLMC.................................................................     18
Final Distribution Date...............................................     18
Fitch.................................................................     18
FNMA..................................................................     18
Foreclosure Profits...................................................     18
Fraud Loss Amount.....................................................     18
Fraud Losses..........................................................     19
Group 1 Principal Distribution Amount.................................     19
Group 2 Principal Distribution Amount.................................     19
Independent...........................................................     19
Initial Certificate Principal Balance.................................     19
Initial Monthly Payment Fund..........................................     19
Insurance Proceeds....................................................     19
Insurer...............................................................     19
Interest Accrual Period...............................................     19
Late Collections......................................................     20
LIBOR.................................................................     20
LIBOR Business Day....................................................     20
Liquidation Proceeds..................................................     20

                                                                          Page
                                                                          ----
Loan-to-Value Ratio...................................................     20
Lockout Prepayment Percentage.........................................     20
Lockout Scheduled Percentage..........................................     20
Maturity Date.........................................................     20
Monthly Payment.......................................................     21
Moody's...............................................................     21
Mortgage..............................................................     21
Mortgage File.........................................................     21
Mortgage Loan Schedule................................................     21
Mortgage Loans........................................................     22
Mortgage Note.........................................................     22
Mortgage Rate.........................................................     22
Mortgaged Property....................................................     22
Mortgagor.............................................................     22
Net Mortgage Rate.....................................................     22
Non-Discount Mortgage Loan............................................     22
Non-Primary Residence Loans...........................................     22
Non-United States Person..............................................     22
Nonrecoverable Advance................................................     22
Nonsubserviced Mortgage Loan..........................................     23
Notional Amount.......................................................     23
Officers' Certificate.................................................     23
Opinion of Counsel....................................................     23
Original Senior Percentage............................................     23
Outstanding Mortgage Loan.............................................     23
Owner or Holder.......................................................     23
Ownership Interest....................................................     24
PAC Certificates......................................................     24
PAC Component.........................................................     24
PAC Principal Amount..................................................     24
PAC Principal Component...............................................     24
Pass-Through Rate.....................................................     24
Paying Agent..........................................................     24
Percentage Interest...................................................     25
Permitted Investments.................................................     25
Permitted Transferee..................................................     26
Person................................................................     26
Plan..................................................................     26
Planned Principal Balance.............................................     26
Pool Stated Principal Balance.........................................     26
Prepayment Assumption.................................................     26
Prepayment Distribution Percentage....................................     27
Prepayment Distribution Trigger.......................................     28
Prepayment Interest Shortfall.........................................     28

                                                                         Page
                                                                         ----

Prepayment Period.....................................................     28
Primary Insurance Policy............................................       28
Principal Prepayment..................................................     28
Principal Prepayment in Full........................................       28
Program Guide.........................................................     28
Purchase Price........................................................     28
Qualified Substitute Mortgage Loan..................................       29
Rate Adjustment Date..................................................     29
Rating Agency.........................................................     29
Realized Loss.........................................................     29
Record Date...........................................................     30
Reference Banks.......................................................     30
Reference Bank Rate...................................................     30
Regular Certificate...................................................     30
REMIC.................................................................     30
REMIC Administrator...................................................     30
REMIC I...............................................................     31
REMIC I Certificates..................................................     31
REMIC II..............................................................     31
REMIC II Certificates.................................................     31
REMIC Provisions......................................................     31
REO Acquisition.......................................................     31
REO Disposition.......................................................     31
REO Imputed Interest..................................................     32
REO Proceeds..........................................................     32
REO Property..........................................................     32
Request for Release...................................................     32
Required Insurance Policy.............................................     32
Residential Funding...................................................     32
Responsible Officer...................................................     32
Schedule of Discount Fractions........................................     32
Security Agreement....................................................     32
Seller................................................................     32
Seller's Agreement....................................................     32
Senior Accelerated Distribution Percentage............................     32
Senior Certificates...................................................     33
Senior Interest Distribution Amount...................................     34
Senior Percentage.....................................................     34
Senior Principal Distribution Amount..................................     34
Servicing Advances....................................................     34
Servicing Fee.........................................................     34
Servicing Officer.....................................................     34
Special Hazard Amount.................................................     34
Special Hazard Loss...................................................     35

                                                                          Page
                                                                          ----
Spread Rate...........................................................     35
Standard & Poor's.....................................................     35
Stated Principal Balance..............................................     35
Strip Rate............................................................     36
Subordinate Percentage................................................     36
Subordinate Principal Distribution Amount.............................     36
Subserviced Mortgage Loan.............................................     36
Subservicer...........................................................     36
Subservicer Advance...................................................     36
Subservicing Account..................................................     37
Subservicing Agreement................................................     37
Subservicing Fee......................................................     37
Super Senior Percentage...............................................     37
TAC Component.........................................................     37
TAC Principal Amount..................................................     37
TAC Principal Component...............................................     37
Targeted Principal Balance............................................     37
Tax Returns...........................................................     37
Transfer..............................................................     37
Transferee............................................................     38
Transferor............................................................     38
Trust Fund............................................................     38
Uncertificated Accrued Interest.......................................     38
Uncertificated Pass-Through Rate......................................     38
Uncertificated Principal Balance......................................     38
Uncertificated REMIC I Regular Interest U.............................     39
Uncertificated REMIC I Regular Interest V.............................     39
Uncertificated REMIC I Regular Interest W.............................     39
Uncertificated REMIC I Regular Interest X.............................     39
Uncertificated REMIC I Regular Interest Y.............................     39
Uncertificated REMIC I Regular Interest Z.............................     39
Uncertificated REMIC I Regular Interests..............................     40
Uncertificated REMIC I Regular Interest U Distribution Amount
 ......................................................................     40
Uncertificated REMIC I Regular Interest V Distribution Amount
 ......................................................................     40
Uncertificated REMIC I Regular Interest W Distribution Amount
 ......................................................................     40
Uncertificated REMIC I Regular Interest X Distribution Amount
 ......................................................................     40
Uncertificated REMIC I Regular Interest Y Distribution Amount
 ......................................................................     40
Uncertificated REMIC I Regular Interest Z Distribution Amount
 ......................................................................     40

                                                                          Page
                                                                          ----

  Uncertificated REMIC I Regular Interest Distribution Amounts........     40
  Uniform Single Attestation Program for Mortgage Bankers.............     40
  Uninsured Cause.....................................................     40
  United States Person................................................     40
  Variable Strip Certificates.........................................     41
  Voting Rights.......................................................     41
 Section 1.02.Determination of LIBOR..................................     41

                                   ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES
Section 2.01.  Conveyance of Mortgage Loans............................    42
Section 2.02.  Acceptance by Trustee...................................    46
Section 2.03.  Representations, Warranties and Covenants of the
               Master Servicer and the Company.........................    47
Section 2.04.  Representations and Warranties of Sellers...............    51
Section 2.05.  Issuance of Certificates Evidencing Interests in
               REMIC I Certificates....................................    53
Section 2.06.  Conveyance of Uncertificated REMIC I and REMIC II
               Regular Interests; Acceptance by the Trustee............    54
Section 2.07.  Issuance of Certificates Evidencing Interest in
               REMIC II................................................    54

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer......................    55
Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and
               Sellers' Obligations....................................    56
Section 3.03.  Successor Subservicers..................................    57
Section 3.04.  Liability of the Master Servicer........................    57
Section 3.05.  No Contractual Relationship Between Subservicer and
               Trustee or Certificateholders or the Owner of the Excess
               Spread..................................................    58
Section 3.06.  Assumption or Termination of Subservicing Agreements
               by Trustee..............................................    58
Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits
               to Custodial Account....................................    58
Section 3.08.  Subservicing Accounts; Servicing Accounts...............    60

                                                                          Page
                                                                          ----

Section 3.09.  Access to Certain Documentation and Information
               Regarding the Mortgage Loans.............................   62
Section 3.10.  Permitted Withdrawals from the Custodial Account.........   62
Section 3.11.  Maintenance of the Primary Insurance Policies; Collections
               Thereunder...............................................   64
Section 3.12.  Maintenance of Fire Insurance and Omissions and
               Fidelity Coverage........................................   65
Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments.............   66
Section 3.14.  Realization Upon Defaulted Mortgage Loans................   68
Section 3.15.  Trustee to Cooperate; Release of Mortgage Files..........   70
Section 3.16.  Servicing and Other Compensation; Compensating Interest..   72
Section 3.17.  Reports to the Trustee and the Company...................   73
Section 3.18.  Annual Statement as to Compliance........................   73
Section 3.19.  Annual Independent Public Accountants' Servicing Report..   73
Section 3.20.  Rights of the Company in Respect of the Master Servicer..   74
Section 3.21.  Administration of Buydown Funds..........................   74

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account......................................   76
Section 4.02.  Distributions............................................   76
Section 4.03.  Statements to Certificateholders and the Owner of the
               Excess Spread............................................   90
Section 4.04.  Distribution of Reports to the Trustee and the Company;
               Advances by the Master Servicer..........................   92
Section 4.05.  Allocation of Realized Losses............................   94
Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged
               Property.................................................   95
Section 4.07.  Optional Purchase of Defaulted Mortgage Loans............   95
Section 4.08.  Distributions on the Uncertificated REMIC I and REMIC
               II Regular Interests.....................................   96

                                   ARTICLE V

                       THE CERTIFICATES AND EXCESS SPREAD


Section 5.01.  The Certificates..........................................  98
Section 5.02.  Registration of Transfer and Exchange of Certificates
               and Restrictions on Transfer of Excess Spread.............  100

                                                                           Page
                                                                           ----

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.........   105
Section 5.04.  Persons Deemed Owners.....................................   105
Section 5.05.  Appointment of Paying Agent...............................   105
Section 5.06.  Optional Purchase of Certificates.........................   106

                                                                           Page
                                                                           ----

                                   ARTICLE VI

                      THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master
               Servicer.................................................   108
Section 6.02.  Merger or Consolidation of the Company or the Master
               Servicer; Assignment of Rights and Delegation of Duties
               by Master Servicer.......................................   108
Section 6.03.  Limitation on Liability of the Company, the Master
               Servicer and Others......................................   109
Section 6.04.  Company and Master Servicer Not to Resign................   110

                                  ARTICLE VII

                                    DEFAULT
Section 7.01.  Events of Default........................................   111
Section 7.02.  Trustee or Company to Act; Appointment of Successor......   113
Section 7.03.  Notification to Certificateholders.......................   113
Section 7.04.  Waiver of Events of Default..............................   114

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

Section 8.01. Duties of Trustee..........................................  115
Section 8.02. Certain Matters Affecting the Trustee......................  116
Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans......  118
Section 8.04. Trustee May Own Certificates...............................  118
Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses;
              Indemnification............................................  118
Section 8.06. Eligibility Requirements for Trustee.......................  119
Section 8.07. Resignation and Removal of the Trustee.....................  120
Section 8.08. Successor Trustee..........................................  121
Section 8.09. Merger or Consolidation of Trustee.........................  121
Section 8.10. Appointment of Co-Trustee or Separate Trustee..............  121
Section 8.11. Appointment of Custodians..................................  122
Section 8.12. Appointment of Office or Agency............................  123

                                                                          Page
                                                                          ----

                                  ARTICLE IX

                                  TERMINATION

Section 9.01.  Termination Upon Purchase by the Master Servicer or the
               Company or Liquidation of All Mortgage Loans..............  124
Section 9.02.  Termination of REMIC II...................................  126
Section 9.03.  Additional Termination Requirements.......................  126

                                   ARTICLE X

                               REMIC PROVISIONS

Section 10.01.  REMIC Administration.....................................  128
Section 10.02.  Master Servicer, REMIC Administrator and Trustee
                Indemnification..........................................  131

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

Section 11.01.  Amendment................................................  133
Section 11.02.  Recordation of Agreement; Counterparts...................  135
Section 11.03.  Limitation on Rights of Certificateholders...............  136
Section 11.04.  Governing Law............................................  136
Section 11.05.  Notices..................................................  137
Section 11.06.  Notices to Rating Agency.................................  137
Section 11.07.  Severability of Provisions...............................  138
Section 11.08.  Supplemental Provisions for Resecuritization.............  138

                                    EXHIBITS

Exhibit A:      Form of Class A Certificate
Exhibit B:      Form of Class M Certificate
Exhibit C:      Form of Class B Certificate
Exhibit D:      Form of Class R Certificate
Exhibit E:      Form of Custodial Agreement
Exhibit F:      Mortgage Loan Schedule
Exhibit G:      Form of Seller/Servicer Contract
Exhibit H:      Forms of Request for Release
Exhibit I-1:    Form of Transfer Affidavit and Agreement
Exhibit I-2:    Form of Transferor Certificate
Exhibit J-1:    Form of Investor Representation Letter
Exhibit J-2:    Form of ERISA Representation Letter
Exhibit K:      Form of Transferor Representation Letter
Exhibit L:      Form of Rule 144A Investment Representation Letter
Exhibit M:      Text of Amendment to Pooling and Servicing Agreement Pursuant to
                Section 11.01(e) for a Limited Guaranty
Exhibit N:      Form of Limited Guaranty
Exhibit O:      Form of Lender Certification for Assignment of Mortgage Loan
Exhibit P:      Schedule of Discount Fractions
Exhibit Q:      Planned Principal Balances and Targeted Principal Balances

     This is a Pooling and Servicing Agreement, dated as of September 1, 1996, among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, as Trustee (together with its permitted successors and assigns, the "Trustee"),

                             PRELIMINARY STATEMENT:

     The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Master Servicer will make an election to treat the entire segregated pool of assets described in the definition of REMIC I (as defined herein), and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as "REMIC I."
The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law. A segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests will be designated as "REMIC II," and the Master Servicer will make a separate REMIC election with respect thereto. The Class A-1, Class A-2, Class A-3, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 Certificates and Uncertificated REMIC II Regular Interests and the rights in and to the Excess Spread (as defined herein) will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

     The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.



                                         Aggregate Initial
                                            Certificate
                    Pass-Through            Principal                                        Maturity
 Designation             Rate                Balance              Features                     Date         S&P   Fitch
 -----------        ------------      ----------------------      --------                   ---------      ---   -----

Class A-1                7.100%               $ 52,40             PAC/Senior             September 25, 2026  AAA    AAA
                                             9,000.00
Class A-2                7.350%               $ 70,57              PAC/Senior             September 25, 2026  AAA    AAA
                                             9,000.00
Class A-3            See Below                $ 68,77              See Below              September 25, 2026  AAA    AAA
                                             3,000.00
Class A-4            See Below                $105,98              See Below              September 25, 2026  AAA    AAA
                                             5,000.00
Class A-5         Adjustable Rate             $ 26,38       Companion/Floater/Senior      September 25, 2026  AAA    AAA
                                             1,000.00
Class A-6         Adjustable Rate             $  4,25   Companion/Inverse Floater/Senior  September 25, 2026  AAA    AAA
                                             5,000.00
Class A-7            See Below                $ 20,02              See Below              September 25, 2026  AAA    AAA
                                             2,000.00
Class A-8                7.750%               $ 12,01        Lockout/Senior Support       September 25, 2026  AAA    AAA
                                             4,000.00
Class A-9                7.750%               $ 20,83                Senior               September 25, 2026  AAA    AAA
                                             5,000.00
Class A-10               7.750%               $ 29,56                Senior               September 25, 2026  AAA    AAA
                                             6,000.00
Class A-11               7.750%               $  9,91                Senior               September 25, 2026  AAA    AAA
                                             8,000.00
Class A-12               7.750%               $  4,75                Senior               September 25, 2026  AAA    AAA
                                             5,000.00
Class A-13               0.000%               $  1,31        Principal Only/Senior        September 25, 2026  AAAr   AAA
                                             8,180.24
Class R-I                7.750%               $                 Residual/Senior           September 25, 2026  AAA    AAA
                                               100.00
Class R-II               7.750%               $                 Residual/Senior           September 25, 2026  AAA    AAA
                                               100.00
Class M-1                7.750%               $  9,03              Mezzanine              September 25, 2026   AA    AA
                                             3,100.00
Class M-2                7.750%               $  5,64              Mezzanine              September 25, 2026  N/A     A
                                             5,600.00
Class M-3                7.750%               $  5,19              Mezzanine              September 25, 2026  N/A    BBB
                                             4,000.00
Class B-1                7.750%               $  2,25             Subordinate             September 25, 2026  N/A    BB
                                             8,300.00
Class B-2                7.750%               $    90             Subordinate             September 25, 2026  N/A     B
                                             3,300.00
Class B-3                7.750%               $  1,80             Subordinate             September 25, 2026  N/A    N/A
                                             7,395.50

     The Class A-3, Class A-4 and Class A-7 Certificates are comprised of the following Components having the following designations, interest rates, initial amounts and features:


   DESIGNATION       PASS-THROUGH INITIAL AMOUNT       FEATURES
                        RATE

Class A-3 Component 1   7.500%  $54,607,000.00  TAC/Accretion Directed/Senior
Class A-3 Component 2   7.500%  $14,166,000.00  PAC/Senior
Class A-4 Component Z   7.750%  $50,557,000.00  TAC/Accrual/Super Senior
Class A-4 Component 2   7.750%  $ 3,717,000.00  PAC/Super Senior

Class A-4 Component 3  Variable  $         0.00  PAC/Interest Only/Super Senior
Class A-4 Component 4  0.250%    $         0.00  TAC/Interest Only/Super Senior
Class A-4 Component 5  7.750%    $51,711,000.00  TAC/Accretion Directed/Super
                                                 Senior
Class A-7 Component 1  7.750%    $10,011,000.00  Lockout/Senior
Class A-7 Component 2  7.750%    $10,011,000.00  Lockout/Senior


     The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $451,652,075.74. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than approximately 30 years.

     In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01. Definitions.
                   -----------

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

       Accretion Termination Date:  With respect to Class A-4 Component Z, the
       --------------------------
earlier to occur of (i) the Distribution Date on which the Component Principal Amounts of the Class A-3 Component 1 and Class A-4 Component 5 have been reduced to zero and (ii) the Credit Support Depletion Date.

       Accrual Principal Distribution Amount:  As defined in Section
       -------------------------------------
4.02(a)(ii)(Y)(D).

       Accrued Certificate Interest:  With respect to each Distribution Date, as
       ----------------------------
to any Class A Certificate (other than the Class A-4 Certificates, Class A-13 Certificates and any Variable Strip Certificates), any Class M Certificate, any Class B Certificate or any Class R Certificate, interest accrued during the related Interest Accrual Period at the then-applicable related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class A-4 Certificates, interest accrued during the then-applicable related Interest Accrual Period at the related Pass-Through Rate on the amount of each Component thereof (or the Notional Amounts thereof in the case of the Class A-4 Component 3 and Class A-4 Component 4) immediately prior to such Distribution Date. With respect to each Distribution Date, as to any Variable Strip Certificates, one month's interest at the related Pass-Through Rate on the Notional Amount thereof. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01), (ii) the interest portion (adjusted to the Net

Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to
Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates and to the Excess Spread in proportion to their respective amounts of Accrued Certificate Interest and the amount of Excess Spread payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05. The Class A-13 Certificates receive no distributions of Accrued Certificate Interest.

       Adjusted Mortgage Rate:  With respect to any Mortgage Loan and any date
       ----------------------
of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

       Advance:  As to any Mortgage Loan, any advance made by the Master
       -------
Servicer, pursuant to Section 4.04.

       Affiliate:  With respect to any Person, any other Person controlling,
       ---------
controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

       Agreement:  This Pooling and Servicing Agreement and all amendments
       ---------
hereof and supplements hereto.

       Amount Held for Future Distribution:  As to any Distribution Date, the
       -----------------------------------
total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04, 3.21 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

       Appraised Value:  As to any Mortgaged Property, the lesser of (i) the
       ---------------
appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

       Assignment:  An assignment of the Mortgage, notice of transfer or
       ----------
equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

       Assignment Agreement:  The Assignment and Assumption Agreement dated
       --------------------
September 26, 1996 between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

       Assignment of Proprietary Lease:  With respect to a Cooperative Loan, the
       -------------------------------
assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

       Available Distribution Amount:  As to any Distribution Date, an amount
       -----------------------------
equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to
Section 3.12(a) and (iv) any amount deposited in the Certificate Account pursuant to Sections 2.01(f) and 4.07, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

       Bankruptcy Amount:  As of any date of determination prior to the first
       -----------------
anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $171,264 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05.
As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

     (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000.

     The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

       Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.
       ---------------

       Bankruptcy Loss:  With respect to any Mortgage Loan, a Deficient
       ---------------
Valuation or Debt Service Reduction; provided, however, that neither a Deficient
                                     --------  -------
Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

       Book-Entry Certificate:  Any Certificate registered in the name of the
       ----------------------
Depository or its nominee.

       Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a
       ------------
day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the

Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

       Buydown Funds:  Any amount contributed by the seller of a Mortgaged
       -------------
Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

       Buydown Mortgage Loan:  Any Mortgage Loan as to which a specified amount
       ---------------------
of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

       Cash Liquidation:  As to any defaulted Mortgage Loan other than a
       ----------------
Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

       Certificate:  Any Class A Certificate, Class M Certificate, Class B
       -----------
Certificate or Class R Certificate.

       Certificate Account:  The separate account or accounts created and
       -------------------
maintained pursuant to Section 4.01, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates and the Owner of the Excess Spread, Series 1996-S20" and which must be an Eligible Account.

       Certificate Account Deposit Date:  As to any Distribution Date, the
       --------------------------------
Business Day prior thereto.

       Certificateholder or Holder:  The Person in whose name a Certificate is
       ---------------------------
registered in the Certificate Register, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R-I Certificate or Class R-II Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R-I Certificate or Class R-II Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a
        --------  -------
"Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

       Certificate Owner:  With respect to a Book-Entry Certificate, the Person
       -----------------
who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

       Certificate Principal Balance:  With respect to each Class A Certificate
       -----------------------------
(other than any Variable Strip Certificate) and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus (ii) in the case of each Class A-4 Certificate, an amount equal to the aggregate amount of Accrued Certificate Interest added to the amount of the Class A-4 Component Z on each Distribution Date on or prior to the Accretion Termination Date pursuant to
Section 4.02(f) minus (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of
(A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Variable Strip Certificates will have no Certificate Principal Balance.

       Certificate Register and Certificate Registrar:  The register maintained
       ----------------------------------------------
and the registrar appointed pursuant to Section 5.02.

       Class:  Collectively, all of the Certificates bearing the same
       -----
designation.

       Class A Certificate:  Any one of the Class A-1, Class A-2, Class A-3,
       -------------------
Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12 or Class A-13 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

       Class A-3 Component 1:  With respect to the Class A-3 Certificates, on
       ---------------------
any date of determination, an amount equal to (i) $54,607,000 minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Class A-3 Certificates and applied to reduce the Class A-3 Component 1 pursuant to Section 4.02(b), and (y) the aggregate of all reductions in the Class A-3 Component 1 deemed to have occurred in connection with Realized Losses which were previously allocated to the Class A-3 TAC Component 1 pursuant to Section 4.05.

       Class A-3 Component 2 :  With respect to the Class A-3 Certificates, on
       ---------------------
any date of determination, an amount equal to (i) $14,166,000 minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Class A-3 Certificates and applied to reduce the Class A-3 Component 2 pursuant to Section 4.02(b), and (y) the aggregate of all reductions in the Class A-3 Component 2 deemed to have occurred in connection with Realized Losses which were previously allocated to the Class A-3 Component pursuant to Section 4.05.

       Class A-4 Component 2:  With respect to the Class A-4 Certificates, on
       ---------------------
any date of determination, an amount equal to (i) $3,717,000 minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Class A-4 Certificates and applied to reduce the Class A-4 Component 2 pursuant to Section 4.02(b), and (y) the aggregate of all reductions in the Class A-4 Component 2 deemed to have occurred in connection with Realized Losses which were previously allocated to the Class A-4 Component 2 pursuant to Section 4.05.

     Class A-4 Component 3:  With respect to the Class A-4 Certificates, the
     ---------------------
Component 3 thereof having a Notional Amount as set forth in this Agreement and entitled to distributions of interest (but not principal) to the extent set forth in this Agreement.

       Class A-4 Component 4:  With respect to the Class A-4 Certificates, the
       ---------------------
Component 4 thereof having a Notional Amount as set forth in this Agreement and entitled to distributions of interest (but not principal) to the extent set forth in this Agreement.

     Class A-4 Component 5:  With respect to the Class A-4 Certificates, on any
     ---------------------
date of determination, an amount equal to (i) $51,711,000 minus (ii) the sum of
(x) the aggregate of all amounts previously distributed with respect to the Class A-4 Certificates and applied to reduce the Class A-4 Component 5 pursuant to Section 4.02(b), and (y) the aggregate of all reductions in the Class A-4 Component 5 deemed to have occurred in connection with Realized Losses which were previously allocated to the Class A-4 Component 5 pursuant to Section 4.05.

       Class A-4 Component Z:  With respect to the Class A-4 Certificates, on
       ---------------------
any date of determination, an amount equal to the sum of (i) $50,557,000 and
(ii) an amount equal to the aggregate amount of Accrued Certificate Interest added to the Class A-4 Component Z on each Distribution Date on or prior to the Accretion Termination Date pursuant to Section 4.02(f) minus

(iii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Class A-4 Certificates and applied to reduce the Class A-4 Component Z pursuant to Section 4.02(b), and (y) the aggregate of all reductions in the Class A-4 Component Z deemed to have occurred in connection with Realized Losses which were previously allocated to the Class A-4 Component Z pursuant to
Section 4.05.

       Class A-7 Component 1 :  With respect to the Class A-7 Certificates, on
       ---------------------
any date of determination, an amount equal to (i) $10,011,000 minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Class A-7 Certificates and applied to reduce Class A-7 Component 1 pursuant to
Section 4.02(b), and (y) the aggregate of all reductions in Class A-7 Component 1 deemed to have occurred in connection with Realized Losses which were previously allocated to Class A-7 Component 1 pursuant to Section 4.05.

       Class A-7 Component 2 :  With respect to the Class A-7 Certificates, on
       ---------------------
any date of determination, an amount equal to (i) $10,011,000 minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Class A-7 Certificates and applied to reduce Class A-7 Component 2 pursuant to
Section 4.02(b), and (y) the aggregate of all reductions in Class A-7 Component 2 deemed to have occurred in connection with Realized Losses which were previously allocated to Class A-7 Component 2 pursuant to Section 4.05.

       Class A-13 Collection Shortfall:  With respect to the Cash Liquidation or
       -------------------------------
REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

       Class A-13 Principal Distribution Amount:  As defined in Section
       ----------------------------------------
4.02(b)(i).

       Class B Certificate:  Any one of the Class B-1 Certificates, Class B-2
       -------------------
Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

       Class B Percentage:  The Class B-1 Percentage, Class B-2 Percentage and
       ------------------
Class B-3 Percentage.

       Class B-1 Percentage:  With respect to any Distribution Date, a fraction,
       --------------------
expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

       Class B-1 Prepayment Distribution Trigger:  With respect to any
       -----------------------------------------
Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.10%.

       Class B-2 Percentage:  With respect to any Distribution Date, a fraction,
       --------------------
expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

       Class B-2 Prepayment Distribution Trigger:  With respect to any
       -----------------------------------------
Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.60%.

       Class B-3 Percentage:  With respect to any Distribution Date, a fraction
       --------------------
expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

       Class B-3 Prepayment Distribution Trigger:  With respect to any
       -----------------------------------------
Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.40%.

       Class M Certificate:  Any one of the Class M-1 Certificates, Class M-2
       -------------------
Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

       Class M Percentage:  The Class M-1 Percentage, Class M-2 Percentage and
       ------------------
Class M-3 Percentage.

       Class M-1 Percentage:  With respect to any Distribution Date, a fraction,
       --------------------
expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

       Class M-2 Percentage:  With respect to any Distribution Date, a fraction,
       --------------------
expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

       Class M-2 Prepayment Distribution Trigger:  With respect to any
       -----------------------------------------
Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 3.50%.

       Class M-3 Percentage: With respect to any Distribution Date, a fraction,
       --------------------
expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

       Class M-3 Prepayment Distribution Trigger: With respect to any
       -----------------------------------------
Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan) immediately prior to such Distribution Date is greater than or equal to 2.25%.

       Class R Certificate:  Any one of the Class R-I Certificates or Class R-II
       -------------------
Certificates.

       Class R-I Certificate:  Any one of the Class R-I Certificates executed by
       ---------------------
the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

       Class R-II Certificate:  Any one of the Class R-II Certificates executed
       ----------------------
by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

       Closing Date:  September 26, 1996.
       ------------

       Code:  The Internal Revenue Code of 1986.
       ----

       Combination Certificates:  Any one of the Class A-3, Class A-4 or Class
       ------------------------
A-7 Certificates.

       Combination Super Senior Optimal Principal Distribution Amount:  With
       --------------------------------------------------------------
respect to any Distribution Date occurring on or after the Credit Support Depletion Date, the product of (a) the then applicable Super Senior Percentage and (b) the sum of the amounts contained in Sections 4.02(a)(ii)(Y)(A), 4.02(a)(ii)(Y)(B), 4.02(a)(ii)(Y)(C), 4.02(a)(ii)(Y)(E) and 4.02(a)(ii)(Y)(F).

       Compensating Interest:  With respect to any Distribution Date, an amount
       ---------------------
equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders and the Owner of the Excess Spread with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and
(vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

       Component:  Any one of the Class A-3 Component 1, Class A-3 Component 2,
       ---------
Class A-4 Component Z, Class A-4 Component 2, Class A-4 Component 3, Class A-4 Component 4, Class A-4 Component 5, Class A-7 Component 1 or Class A-7 Component 2.

       Cooperative:  A private, cooperative housing corporation organized under
       -----------
the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

       Cooperative Apartment:  A dwelling unit in a multi-dwelling building
       ---------------------
owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

       Cooperative Lease:  With respect to a Cooperative Loan, the proprietary
       -----------------
lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

       Cooperative Loans:  Any of the Mortgage Loans made in respect of a
       -----------------
Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

       Cooperative Stock:  With respect to a Cooperative Loan, the single
       -----------------
outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

       Cooperative Stock Certificate:  With respect to a Cooperative Loan, the
       -----------------------------
stock certificate or other instrument evidencing the related Cooperative Stock.

       Corporate Trust Office:  The principal office of the Trustee at which at
       ----------------------
any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at Four Albany Street, New York, New York 10006,
Attention: Residential Funding Corporation Series 1996-S20.

       Credit Support Depletion Date:  The first Distribution Date on which the
       -----------------------------
Senior Percentage equals 100%.

       Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a
       -----------
Principal Prepayment in Full.

       Custodial Account:  The custodial account or accounts created and
       -----------------
maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

       Custodial Agreement:  An agreement that may be entered into among the
       -------------------
Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

       Custodian:  A custodian appointed pursuant to a Custodial Agreement.
       ---------

       Cut-off Date: September 1, 1996.
       ------------

       Cut-off Date Principal Balance:  As to any Mortgage Loan, the unpaid
       ------------------------------
principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

       Debt Service Reduction:  With respect to any Mortgage Loan, a reduction
       ----------------------
in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

       Defaulted Mortgage Loss:  With respect to any Mortgage Loan, any loss
       -----------------------
that is attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, except that such loss shall not include any Special Hazard Loss, Fraud Loss, Bankruptcy Loss, Extraordinary Loss or other loss resulting from damage to the related Mortgaged Property.

       Deficient Valuation:  With respect to any Mortgage Loan, a valuation by a
       -------------------
court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

       Definitive Certificate:  Any definitive, fully registered Certificate.
       ----------------------

       Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a
       ---------------------
Qualified Substitute Mortgage Loan.

       Depository:  The Depository Trust Company, or any successor Depository
       ----------
hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

       Depository Participant:  A broker, dealer, bank or other financial
       ----------------------
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

       Destroyed Mortgage Note:  A Mortgage Note the original of which was
       -----------------------
permanently lost or destroyed and has not been replaced.

       Determination Date:  With respect to any Distribution Date, the 20th day
       ------------------
(or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

       Discount Fraction:  With respect to each Discount Mortgage Loan, the
       -----------------
fraction expressed as a percentage, the numerator of which is 7.750% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is 7.750%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit P attached hereto.

       Discount Mortgage Loan:  Any Mortgage Loan having a Net Mortgage Rate (or
       ----------------------
the initial Net Mortgage Rate) of less than 7.750% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

       Disqualified Organization:  Any organization defined as a "disqualified
       -------------------------
organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the

Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause REMIC I or REMIC II or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

       Distribution Date:  The 25th day of any month beginning in the month
       -----------------
immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

       Due Date:  With respect to any Distribution Date, the first day of the
       --------
month in which such Distribution Date occurs.

       Due Period:  With respect to any Distribution Date, the period commencing
       ----------
on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

       Eligible Account:  An account that is any of the following: (i)
       ----------------
maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Bankers Trust Company, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

       Eligible Funds:  On any Distribution Date, the portion, if any, of the
       --------------
Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Class A and Class R Certificates and the Excess Spread, (ii) the Senior

Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(E) hereof), (iii) the Class A-13 Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

       Event of Default:  As defined in Section 7.01.
       ----------------

       Excess Bankruptcy Loss:  Any Bankruptcy Loss, or portion thereof, which
       ----------------------
exceeds the then applicable Bankruptcy Amount.

       Excess Fraud Loss:  Any Fraud Loss, or portion thereof, which exceeds the
       -----------------
then applicable Fraud Loss Amount.

       Excess Special Hazard Loss:  Any Special Hazard Loss, or portion thereof,
       --------------------------
that exceeds the then applicable Special Hazard Amount.

       Excess Spread:  With respect to any Distribution Date, the aggregate of
       -------------
one month's interest on the Stated Principal Balance of each Mortgage Loan at the applicable Spread Rate, with respect to such Mortgage Loan calculated on the basis of a 360-day year consisting of twelve 30-day months and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions. Excess Spread on any Distribution Date will be reduced by the interest shortfalls described in clauses (i) through (iv) of the definition of Accrued Certificate Interest, to the extent allocated thereto pursuant to the provisions of such definition.

       Excess Subordinate Principal Amount:  With respect to any  Distribution
       -----------------------------------
Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any such amount that is included in Section 4.02(b)(i)(E) hereof.

       Extraordinary Events:  Any of the following conditions with respect to a
       --------------------
Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

     (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

     (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

     (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

     1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

     2.   by military, naval or air forces; or

     3.   by an agent of any such government, power, authority or forces;

     (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

     (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

       Extraordinary Losses:  Any loss incurred on a Mortgage Loan caused by or
       --------------------
resulting from an Extraordinary Event.

       FDIC:  Federal Deposit Insurance Corporation or any successor thereto.
       ----

       FHLMC:  Federal Home Loan Mortgage Corporation, a corporate
       -----
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

       Final Distribution Date:  The Distribution Date on which the final
       -----------------------
distribution in respect of the Certificates will be made pursuant to Section
9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.03.

       Fitch:  Fitch Investors Service, L.P. or its successor in interest.
       -----

       FNMA:  Federal National Mortgage Association, a federally chartered and
       ----
privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

       Foreclosure Profits:  As to any Distribution Date or related
       -------------------
Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

       Fraud Loss Amount:  As of any date of determination after the Cut-off
       -----------------
Date, an amount equal to: (Y) prior to the first anniversary of the Cut-off Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Z) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

     The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

       Fraud Losses:  Losses on Mortgage Loans as to which there was fraud in
       ------------
the origination of such Mortgage Loan.

       Group 1 Principal Distribution Amount:  82.3533310364% of the balance of
       -------------------------------------
the Senior Principal Distribution Amount, if any, remaining after the distribution described in Section 4.02(b)(ii).

       Group 2 Principal Distribution Amount:  17.6466689636% of the balance of
       -------------------------------------
the Senior Principal Distribution Amount, if any, remaining after the distribution described in Section 4.02(b)(ii).

       Independent:  When used with respect to any specified Person, means such
       -----------
a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

       Initial Certificate Principal Balance:  With respect to each Class of
       -------------------------------------
Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

       Initial Monthly Payment Fund:  As defined in Section 2.01(f).
       ----------------------------

       Insurance Proceeds:  Proceeds paid in respect of the Mortgage Loans
       ------------------
pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

       Insurer:  Any named insurer under any Primary Insurance Policy or any
       -------
successor thereto or the named insurer in any replacement policy.

       Interest Accrual Period:  With respect to any Certificate, other than any
       -----------------------
Class A-5 Certificate and Class A-6 Certificate, and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. With respect to any Class A-5 Certificate or Class A-6 Certificate and any Distribution Date, the period commencing on the 25th day of the month immediately preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs. Notwithstanding the foregoing, the distributions of interest on any Distribution Date and the calculation of Accrued Certificate Interest for all Classes of Certificates including the Class A-5 Certificates and Class A-6 Certificates will reflect interest accrued, and receipts with respect thereto, on the Mortgage Loans for the preceding calendar month, as may be reduced in accordance with the definition of Accrued Certificate Interest.

       Late Collections:  With respect to any Mortgage Loan, all amounts
       ----------------
received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

       LIBOR:  With respect to any Distribution Date and the Pass-Through Rates
       -----
on the Class A-5 Certificates and Class A-6 Certificates, the arithmetic mean of the London interbank offered rate quotations of Reference Banks for one-month Eurodollar deposits in the international Eurocurrency market, expressed on a per annum basis, determined in accordance with Section 1.02.

       LIBOR Business Day:  Any day other than (i) a Saturday or a Sunday or
       ------------------
(ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

       Liquidation Proceeds:  Amounts (other than Insurance Proceeds) received
       --------------------
by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

       Loan-to-Value Ratio:  As of any date, the fraction, expressed as a
       -------------------
percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

       Lockout Prepayment Percentage:  As of any Distribution Date occurring
       -----------------------------
prior to the Distribution Date in October 2001, 0%. As of any Distribution Date occurring after the first five years following the Closing Date as follows: for any Distribution Date during the sixth year after the Closing Date, 30%; for any Distribution Date during the seventh year after the Closing Date, 40%; for any Distribution Date during the eighth year after the Closing Date, 60%; for any Distribution Date during the ninth year after the Closing Date, 80%; and for any Distribution Date thereafter, 100%.

       Lockout Scheduled Percentage:  As of any Distribution Date occurring
       ----------------------------
prior to the Distribution Date in October 2001, 0%, and as of any Distribution Date occurring in or after October 2001, 100%.

       Maturity Date:  With respect to (i) a Class of Certificates (other than
       -------------
the Variable Strip Certificates which have no Certificate Principal Balance) representing a regular interest in the Trust Fund or (ii) an Uncertificated REMIC Regular Interest, the latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates representing a regular interest in REMIC II and the Uncertificated Principal Balance of each REMIC I Regular Interest and the rights to the Excess Spread would be reduced to zero, which is September 25, 2026, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

       Monthly Payment:  With respect to any Mortgage Loan (including any REO
       ---------------
Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

       Moody's:  Moody's Investors Service, Inc., or its successor in interest.
       -------

       Mortgage:  With respect to each Mortgage Note related to a Mortgage Loan
       --------
which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

       Mortgage File:  The mortgage documents listed in Section 2.01 pertaining
       -------------
to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

       Mortgage Loan Schedule:  The list of the Mortgage Loans attached hereto
       ----------------------
as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

     (i)    the Mortgage Loan identifying number ("RFC LOAN #");

     (ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

     (iii)  the maturity of the Mortgage Note ("MATURITY DATE");

     (iv)   the Mortgage Rate ("ORIG RATE");

     (v)    the Subservicer pass-through rate ("CURR NET");

     (vi)   the Net Mortgage Rate ("NET MTG RT");

     (vii)  the Spread Rate ("SPREAD");

     (viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

     (ix)   the Cut-off Date Principal Balance ("PRINCIPAL BAL");

     (x)    the Loan-to-Value Ratio at origination ("LTV");

     (xi) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

     (xii) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

     (xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

       Mortgage Loans:  Such of the mortgage loans transferred and assigned to
       --------------
the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

       Mortgage Note:  The originally executed note or other evidence of
       -------------
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

       Mortgage Rate:  As to any Mortgage Loan, the interest rate borne by the
       -------------
related Mortgage Note, or any modification thereto.

       Mortgaged Property:  The underlying real property securing a Mortgage
       ------------------
Loan.

       Mortgagor:  The obligor on a Mortgage Note.
       ---------

       Net Mortgage Rate:  As to each Mortgage Loan, a per annum rate of
       -----------------
interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

       Non-Discount Mortgage Loan:  A Mortgage Loan that is not a Discount
       --------------------------
Mortgage Loan.

       Non-Primary Residence Loans:  The Mortgage Loans designated as secured by
       ---------------------------
second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

       Non-United States Person:  Any Person other than a United States Person.
       ------------------------

       Nonrecoverable Advance:  Any Advance previously made or proposed to be
       ----------------------
made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company and the Trustee promptly following such determination.

       Nonsubserviced Mortgage Loan:  Any Mortgage Loan that, at the time of
       ----------------------------
reference thereto, is not subject to a Subservicing Agreement.

       Notional Amount:  As of any Distribution Date, with respect to the Class
       ---------------
A-4 Component 3, the sum of (i) the Certificate Principal Balances of the Class A-1 Certificates and Class A-2 Certificates and (ii) the principal amount of the Class A-3 Component 2 immediately prior to such date. As of any Distribution Date, with respect to the Class A-4 Component 4, the principal amount of the Class A-3 Component 1. As of any Distribution Date, with respect to any class of Variable Strip Certificates, the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Class of Variable Strip Certificates.

       Officers' Certificate:  A certificate signed by the Chairman of the
       ---------------------
Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

       Opinion of Counsel:  A written opinion of counsel acceptable to the
       ------------------
Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

       Original Senior Percentage:  The fraction, expressed as a percentage, the
       --------------------------
numerator of which is the aggregate Initial Certificate Principal Balance of the Class A Certificates (excluding the Certificate Principal Balance of the Class A-13 Certificates) and Class R Certificates and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the related Discount Fraction of the Discount Mortgage Loans), which is approximately 94.48% as of the Closing Date.

       Outstanding Mortgage Loan:  As to any Due Date, a Mortgage Loan
       -------------------------
(including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04, 3.21 or 4.07.

       Owner or Holder:  With respect to the Excess Spread, Residential Funding,
       ---------------
as the owner of all right, title and interest in and to the Excess Spread. Solely for the purpose of giving any consent or direction pursuant to this Agreement, as long as Residential Funding or any Affiliate thereof is Master Servicer and the Excess Spread remains uncertificated, the Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Voting Rights necessary to effect any such consent or direction has been obtained.

       Ownership Interest:  As to any Certificate, any ownership or security
       ------------------
interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

       PAC Certificates:  Any one of the Class A-1 Certificates or Class A-2
       ----------------
Certificates.

       PAC Component:  Any one of the Class A-3 Component 2, Class A-4 Component
       -------------
2 or Class A-4 Component 3.

       PAC Principal Amount:  As defined in Section 4.02(b)(iii)(A)(2).
       --------------------

       PAC Principal Component:  Any one of the Class A-3 Component 2 or Class
       -----------------------
A-4 Component 2.

       Pass-Through Rate:  With respect to the Class A Certificates (other than
       -----------------
the Class A-4 Certificates (to the extent of the Class A-4 Component 3, Class A-5 Certificates, Class A-6 Certificates, Class A-13 Certificates and any Variable Strip Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to the Class A-4 Component 3 and any Distribution Date, the weighted average of the Strip Rates on the Class A-1 Certificates and Class A-2 Certificates and the Class A-3 Component 2 based on the Certificate Principal Balances or principal amounts thereof immediately prior to such Distribution Date. With respect to the Class A-4 Component 4 and any Distribution Date 0.25%. With respect to the Class A-5 Certificates and the initial Interest Accrual Period, 6.8375% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 1.4000%, subject to a maximum rate of 9.00% per annum and a minimum rate of 1.4000% per annum. With respect to the Class A-6 Certificates and the initial Interest Accrual Period, 13.4075% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to (i) 47.12% minus (ii) the product of 6.2 and LIBOR, subject to a maximum rate of 47.12% per annum and a minimum rate of 0.00% per annum. With respect to any Class of Variable Strip Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Spread Rates of all Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Class of Variable Strip Certificates as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates. The Class A-13 Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

       Paying Agent:  Bankers Trust Company or any successor Paying Agent
       ------------
appointed by the Trustee.

       Percentage Interest:  With respect to any Certificate (other than a Class
       -------------------
R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

       Permitted Investments:  One or more of the following:
       ---------------------

     (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

     (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

     (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

     (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

     (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

     (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it
--------  -------
represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

       Permitted Transferee:  Any Transferee of a Class R Certificate, other
       --------------------
than a Disqualified Organization or Non-United States Person.

       Person:  Any individual, corporation, partnership, joint venture,
       ------
association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

       Plan:  Any employee benefit plan and certain other retirement plans and
       ----
arrangements, including individual retirement accounts and annuities, and Keogh plans, and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to the prohibited transaction and fiduciary responsibility provisions of ERISA and Section 4975 of the Code.

       Planned Principal Balance:  With respect to each Class of PAC
       -------------------------
Certificates and each PAC Principal Component, the amount set forth for such Class or such PAC Principal Component on such Distribution Date on Exhibit Q hereto.

       Pool Stated Principal Balance:  As to any date of determination, the
       -----------------------------
aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

       Prepayment Assumption:  A prepayment assumption of 250% of the standard
       ---------------------
prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

       Prepayment Distribution Percentage:   With respect to any Distribution
       ----------------------------------
Date and each Class of Class M Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

     (i) For any Distribution Date prior to the Distribution Date in October 2001 (unless the Certificate Principal Balances of the Senior Certificates, other than the Class A-13 Certificates have been reduced to zero), in the case of each Class of Class M Certificates and each Class of Class B Certificates, 0%.

     (ii) For any Distribution Date on which any Class of Class M or Class B Certificates are outstanding not discussed in clause (i) above:

     (a) in the case of the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

     (b) in the case of each other Class of Class M Certificates and Class B Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

     (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph
(ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

       Prepayment Distribution Trigger:  The Class M-2 Prepayment Distribution
       -------------------------------
Trigger, Class M-3 Prepayment Distribution Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2 Prepayment Distribution Trigger or Class B-3 Prepayment Distribution Trigger.

       Prepayment Interest Shortfall:  As to any Distribution Date and any
       -----------------------------
Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

       Prepayment Period:  As to any Distribution Date, the calendar month
       -----------------
preceding the month of distribution.

       Primary Insurance Policy:  Each primary policy of mortgage guaranty
       ------------------------
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

       Principal Prepayment:  Any payment of principal or other recovery on a
       --------------------
Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

       Principal Prepayment in Full:  Any Principal Prepayment made by a
       ----------------------------
Mortgagor of the entire principal balance of a Mortgage Loan.

       Program Guide:  Collectively, the Seller Guide and the Servicer Guide for
       -------------
Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

       Purchase Price:  With respect to any Mortgage Loan (or REO Property)
       --------------
required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04, 3.21 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or at the Net Mortgage Rate in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

       Qualified Substitute Mortgage Loan:  A Mortgage Loan substituted by
       ----------------------------------
Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and
(vi) have a Spread Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Spread Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Spread Rate" is greater than the Spread Rate of the related Deleted Mortgage Loan (i) the Spread Rate of such

Qualified Substitute Mortgage Loan shall be equal to the Spread Rate of the related Deleted Mortgage Loan for purposes of calculating the Excess Spread or Accrued Certificate Interest or any Class of Variable Strip Certificates and
(ii) the excess of the Spread Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Spread Rate" over the Spread Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

       Rate Adjustment Date:  With respect to each Distribution Date and the
       --------------------
Class A-5 Certificates and Class A-6 Certificates, the LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period on which banks are open for dealing in foreign currency and exchange in London, England.

       Rating Agency:  Fitch and Standard & Poor's with respect to the Class A,
       -------------
Class R and Class M-1 Certificates and Fitch with respect to the Class M-2, Class M-3, Class B-1 and Class B-2 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

       Realized Loss:  With respect to each Mortgage Loan (or REO Property) as
       -------------
to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to the Certificateholders and the Owner of the Excess Spread up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

       Record Date:  With respect to each Distribution Date, the close of
       -----------
business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

       Reference Banks:  Bankers Trust Company, Barclays Bank PLC, The Bank of
       ---------------
Tokyo and National Westminster Bank PLC and their successors in interest.

       Reference Bank Rate:  With respect to any Interest Accrual Period, as
       -------------------
follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London, England time, on the LIBOR Business Day prior to the first day of such Interest Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the sum of the outstanding Certificate Principal Balance and the Certificates; provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16%) of the rates quoted by one or major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 A.M., New York time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Interest Accrual Period.

       Regular Certificate:  Any of the Certificates other than a Class R-I
       -------------------
Certificate or Class R-II Certificate.

       REMIC:  A "real estate mortgage investment conduit" within the meaning of
       -----
Section 860D of the Code.

       REMIC Administrator:  Residential Funding Corporation.  If Residential
       -------------------
Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

       REMIC I:  The segregated pool of assets, with respect to which a REMIC
       -------
election is to be made, consisting of:

           (i)  the Mortgage Loans and the related Mortgage Files,

          (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

          (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders and the Owner of the Excess Spread by foreclosure or deed in lieu of foreclosure, and

           (iv) the hazard insurance policies and Primary Insurance Policies, if any, and certain proceeds thereof.

       REMIC I Certificates:  The Class R-I Certificates.
       --------------------

       REMIC II:  The segregated pool of assets consisting of the Uncertificated
       --------
REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and the Owner of the Excess Spread and Class R-II Certificates pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

       REMIC II Certificates:  Any of the Class A-1, Class A-2, Class A-3, Class
       ---------------------
A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates.

       REMIC Provisions:  Provisions of the federal income tax law relating to
       ----------------
real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

       REO Acquisition:  The acquisition by the Master Servicer on behalf of the
       ---------------
Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread of any REO Property pursuant to Section 3.14.

       REO Disposition:  As to any REO Property, a determination by the Master
       ---------------
Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

       REO Imputed Interest:  As to any REO Property, for any period, an amount
       --------------------
equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

       REO Proceeds:  Proceeds, net of expenses, received in respect of any REO
       ------------
Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

       REO Property:  A Mortgaged Property acquired by the Master Servicer
       ------------
through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

       Request for Release:  A request for release, the forms of which are
       -------------------
attached as Exhibit H hereto.

       Required Insurance Policy:  With respect to any Mortgage Loan, any
       -------------------------
insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

       Residential Funding:  Residential Funding Corporation, a Delaware
       -------------------
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

       Responsible Officer:  When used with respect to the Trustee, any officer
       --------------------
of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

       Schedule of Discount Fractions:  The schedule setting forth the Discount
       ------------------------------
Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit P.

       Security Agreement:  With respect to a Cooperative Loan, the agreement
       ------------------
creating a security interest in favor of the originator in the related Cooperative Stock.

       Seller:  As to any Mortgage Loan, a Person, including any Subservicer,
       ------
that executed a Seller's Agreement applicable to such Mortgage Loan.

       Seller's Agreement:  An agreement for the origination and sale of
       ------------------
Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans.

       Senior Accelerated Distribution Percentage:  With respect to any
       ------------------------------------------
Distribution Date, the percentage indicated below:


                                            Senior Accelerated
     Distribution Date                    Distribution Percentage
     -----------------                    -----------------------

October 1996 through
September 2001.............  100%

October 2001 through
September 2002.............  Senior Percentage, plus 70% of the Subordinate
                             Percentage
October 2002 through
September 2003.............  Senior Percentage, plus 60% of the Subordinate
                             Percentage
October 2003 through
September 2004.............  Senior Percentage, plus 40% of the Subordinate
                             Percentage

October 2004 through
September 2005.............  Senior Percentage, plus 20% of the Subordinate
                             Percentage

October 2005 and
thereafter.................  Senior Percentage


provided, however, (i) that any scheduled reduction to the Senior Accelerated
--------  -------
Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date are less than 10% of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Senior Certificates (other than the Certificate Principal Balance of the Class A-13 Certificates) to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

       Senior Certificates:  Any one of the Class A Certificates or Class R
       -------------------
Certificates.

       Senior Interest Distribution Amount:  As defined in Section 4.02(a)(i).
       -----------------------------------

       Senior Percentage:  As of any Distribution Date, the lesser of 100% and a
       -----------------
fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Certificate Principal Balance of the Class A-13 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

       Senior Principal Distribution Amount:  As to any Distribution Date, the
       ------------------------------------
lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R

Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), 4.02(a)(xvi) and (xvii).

       Servicing Accounts:  The account or accounts created and maintained
       ------------------
pursuant to Section 3.08.

       Servicing Advances:  All customary, reasonable and necessary "out of
       ------------------
pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

       Servicing Fee:  With respect to any Mortgage Loan and Distribution Date,
       -------------
the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

       Servicing Officer:  Any officer of the Master Servicer involved in, or
       -----------------
responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

       Special Hazard Amount:  As of any Distribution Date, an amount equal to
       ---------------------
$4,408,398 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding

Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 39.45% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

     The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

       Special Hazard Loss:  Any Realized Loss not in excess of the cost of the
       -------------------
lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

       Spread Rate:  With respect to each Mortgage Loan, a per annum rate equal
       -----------
to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 7.750% per annum.

       Standard & Poor's:  Standard & Poor's Ratings Services, a division of the
       -----------------
McGraw-Hill Companies, or its successor in interest.

       Stated Principal Balance:  With respect to any Mortgage Loan or related
       ------------------------
REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

       Strip Rate: With respect to each of the Class A-1 Certificates, Class A-2
       ----------
Certificates, Class A-3 Component 1 and Class A-3 Component 2 and any Distribution Date, 7.750% minus the related Pass-Through Rate.

       Subordinate Percentage: As of any Distribution Date, 100% minus the
       ----------------------
Senior Percentage as of such Distribution Date.

       Subordinate Principal Distribution Amount:  With respect to any
       -----------------------------------------
Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Class A Certificates and Class R Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to the Discount Mortgage Loans) to the extent not payable to the Class A Certificates and Class R Certificates; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the
         --------  -------
outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

       Subserviced Mortgage Loan:  Any Mortgage Loan that, at the time of
       -------------------------
reference thereto, is subject to a Subservicing Agreement.

       Subservicer:  Any Person with whom the Master Servicer has entered into a
       -----------
Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

       Subservicer Advance:  Any delinquent installment of principal and
       -------------------
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

       Subservicing Account:  An account established by a Subservicer in
       --------------------
accordance with Section 3.08.

       Subservicing Agreement:  The written contract between the Master Servicer
       ----------------------
and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

       Subservicing Fee:  As to any Mortgage Loan, the fee payable monthly to
       ----------------
the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

       Super Senior Percentage:  As of any Distribution Date occurring on or
       -----------------------
after the Credit Support Depletion Date, the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A-4 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of all Senior Certificates (other than the Certificate Principal Balance of the Class A-13 Certificates) immediately prior to such Distribution Date.

       TAC Component:  Any one of the Class A-3 Component 1, Class A-4 Component
       -------------
5, Class A-4 Component 4 or Class A-4 Component Z.

       TAC Principal Amount:  As defined in Section 4.02(b)(iii)(A)(3).
       --------------------

       TAC Principal Component:  Any one of the Class A-3 Component 1, Class A-4
       -----------------------
Component 5 or Class A-4 Component Z.

       Targeted Principal Balance:  With respect to each Class of TAC
       --------------------------
Certificates and each TAC Principal Component, the amount set forth for such Class or such TAC Principal Component on such Distribution Date on Exhibit Q hereto.

       Tax Returns:  The federal income tax return on Internal Revenue Service
       -----------
Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I and REMIC II due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders and the Owner of the Excess Spread or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

       Transfer:  Any direct or indirect transfer, sale, pledge, hypothecation
       --------
or other form of assignment of any Ownership Interest in a Certificate.

       Transferee:  Any Person who is acquiring by Transfer any Ownership
       ----------
Interest in a Certificate.

       Transferor:  Any Person who is disposing by Transfer of any Ownership
       ----------
Interest in a Certificate.

       Trust Fund:  REMIC I and REMIC II.
       ----------

       Uncertificated Accrued Interest:  With respect to each Distribution Date
       -------------------------------
and as to each Uncertificated REMIC I Regular Interest, the aggregate amount of interest accrued thereon during the related Interest Accrual Period at the related Uncertificated Pass-Through Rate.

       Uncertificated Pass-Through Rate:  With respect to each of the
       --------------------------------
Uncertificated REMIC I Regular Interests U, V, W-1, W-2, X, Y and Z, 7.750%, 7.750%, 7.750%, 7.750%, 0.000% and the weighted average of the Spread Rates for the Mortgage Loans, respectively.


       Uncertificated REMIC I Regular Interest U:  An uncertificated partial
       -----------------------------------------
undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-1 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 7.750% per annum.

       Uncertificated REMIC I Regular Interest V:  An uncertificated partial
       -----------------------------------------
undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-2 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 7.750% per annum.

       Uncertificated REMIC I Regular Interests W-1 and W-2:  Two uncertificated
       ----------------------------------------------------
partial undivided beneficial ownership interests in REMIC I, having principal balances equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-3, Class A--3 Component 1 and Component 2, respectively, and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, each of which bears interest at a rate equal to 7.750% per annum.

       Uncertificated REMIC I Regular Interest X:  An uncertificated partial
       -----------------------------------------
undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 7.750% per annum.

       Uncertificated REMIC I Regular Interest Y:  An uncertificated partial
       -----------------------------------------
undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-13 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 0.000% per annum.

       Uncertificated REMIC I Regular Interest Z:  An uncertificated partial
       -----------------------------------------
undivided beneficial ownership interest in REMIC I having a principal balance equal to $0 and a notional amount equal to the aggregate Stated Principal Balance of the Mortgage Loans and REO Property from time to time, and which bears interest on its notional amount at a rate equal to the weighted average of the Spread Rates for the Mortgage Loans.

       Uncertificated REMIC I Regular Interests:  Uncertificated REMIC I Regular
       ----------------------------------------
Interest U, Uncertificated REMIC I Regular Interest V, Uncertificated REMIC I Regular Interests W-1 and W-2, Uncertificated REMIC I Regular Interest X, Uncertificated REMIC I Regular Interest Y and Uncertificated REMIC I Regular Interest Z.

     Uncertificated REMIC I Regular Interest U Distribution Amount:  With
     -------------------------------------------------------------
respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest U for such Distribution Date pursuant to Section 4.08(a).

       Uncertificated REMIC I Regular Interest V Distribution Amount:  With
       -------------------------------------------------------------
respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest V for such Distribution Date pursuant to Section 4.08(a).

       Uncertificated REMIC I Regular Interest W-1 Distribution Amount:  With
       ---------------------------------------------------------------
respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest W-1, W-2 for such Distribution Date pursuant to Section 4.08(a).

     Uncertificated REMIC I Regular Interest W-2 Distribution Amount:  With
     ---------------------------------------------------------------
respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest W-1, W-2 for such Distribution Date pursuant to Section 4.08(a).

       Uncertificated REMIC I Regular Interest X Distribution Amount:  With
       -------------------------------------------------------------
respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest X for such Distribution Date pursuant to Section 4.08(a).

       Uncertificated REMIC I Regular Interest Y Distribution Amount:  With
       -------------------------------------------------------------
respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest Y for such Distribution Date pursuant to Section 4.08(a).

       Uncertificated REMIC I Regular Interest Z Distribution Amount:  With
       -------------------------------------------------------------
respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest Z for such Distribution Date pursuant to Section 4.08(a).

       Uncertificated REMIC I Regular Interest Distribution Amounts:  The
       ------------------------------------------------------------
Uncertificated REMIC I Regular Interest U Distribution Amount, Uncertificated REMIC I Regular Interest V Distribution Amount, Uncertificated REMIC I Regular Interest W-1 Distribution Amount, Uncertificated REMIC I Regular Interest W-2 Distribution Amount, Uncertificated REMIC I Regular Interest X Distribution Amount, Uncertificated REMIC I Regular Interest Y Distribution Amount and Uncertificated REMIC I Regular Interest Z Distribution Amount.

       Uncertificated REMIC II Regular Interests:  The 3 uncertificated partial
       -----------------------------------------
undivided beneficial ownership interests in REMIC II, designated as (i) Class A-4 REMIC II Regular Interest 3 with no principal balance and which bears interest at a rate equal to the Pass-Through Rate on the Class A-4 Component 3; (ii) Class A-4 REMIC II Regular Interest 4 with no principal balance and which bears interest at a rate equal to the Pass-Through Rate on the Class A-4 Component 4 and (iii) Class A-4 REMIC II Regular Interest 2-5-Z which has a principal balance equal to the aggregate principal amount of the Class A-4 Component 2, 5, and 7 and which bears interest at a rate equal to 7.750%.

       Uncertificated REMIC II Regular Interests Distribution Amounts:  With
       --------------------------------------------------------------
respect to any Distribution Date, the amounts deemed to be distributed on the Uncertificated REMIC II Regular Interest for such Distribution Date pursuant to
Section 4.08(a).

       Uniform Single Attestation Program for Mortgage Bankers:  The Uniform
       -------------------------------------------------------
Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

       Uninsured Cause:  Any cause of damage to property subject to a Mortgage
       ---------------
such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

       United States Person:  A citizen or resident of the United States, a
       --------------------
corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

     Variable Strip Certificates:  Any one of any Class of Class A Certificates
     ---------------------------
issued in accordance with Section 5.01(c).

       Voting Rights:  The portion of the voting rights of all of the
       -------------
Certificates which is allocated to any Certificate. 98.0% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class R-I and Class R-II Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; and 1% of all Voting Rights shall be allocated to the Owner of the Excess Spread and Holders of the Variable Strip Certificates, allocated to the Owner of Excess Spread and each Class of Variable Strip Certificates in proportion to the amount of Accrued Certificate Interest or amount of Excess Spread as of the immediately preceding Distribution Date, and allocated among the Certificates of each Class of Variable Strip Certificates in accordance with their respective Percentage Interests; and the Holders of the Class R-I Certificates and Class R-II Certificates shall be entitled to 0.5% and 0.5% of all of the Voting Rights, respectively, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

     Section 1.02.Determination of LIBOR.
                  ----------------------

     LIBOR applicable to the calculation of the Pass-Through Rates on the Class A-5 Certificates and Class A-6 Certificates for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined on each Rate Adjustment Date as follows:

     For any Interest Accrual Period other than the first Interest Accrual Period, the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London, England time, on the LIBOR Business Day prior to the first day of such Interest Accrual Period. With respect to the first Interest Accrual Period, LIBOR equals 5.4375%. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Distribution Date.

     The establishment of LIBOR by the Trustee on any Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rates applicable to the Class A-5 Certificates and Class A-6 Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

     Promptly following each Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rates on the Class A-5 Certificates and Class A-6 Certificates for the current and the immediately preceding Interest Accrual Periods.

                                   ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. Conveyance of Mortgage Loans.
                   ----------------------------

     (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

     (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

     (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

     (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

     (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

     (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

     (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

     and (II) with respect to each Cooperative Loan so assigned:

     (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

     (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

     (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

     (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

     (v)     The Security Agreement;

     (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

     (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

     (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

     (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

     (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) The Company may, in lieu of delivering the documents set forth in
Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and
(x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders and the Owner of the Excess Spread until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

     On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this
Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating Agencies, (ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding.

     (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

     The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

     Any of the items set forth in Sections 2.01(b)(I)(iv) and (v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

     (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 and the Uncertificated REMIC I Regular Interests as provided for in Section 2.06 be construed as a sale by the Company to the Trustee of the Mortgage Loans and the Uncertificated REMIC I Regular Interests for the benefit of the Certificateholders and the Owner of the Excess Spread. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans and the Uncertificated REMIC I Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans and the Uncertificated REMIC I Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and the Uncertificated REMIC I Regular Interests, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Sections 2.01 and 2.06 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) the Uncertificated REMIC I Regular Interests and (D) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

     The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, the Uncertificated REMIC I Regular Interests and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and the Uncertificated REMIC I Regular Interests, as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC I Regular Interest.

          (f) The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $1,229,035 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in October 1996, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the Distribution Date in October 1996. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of REMIC I or REMIC II. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by the REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of
Section 1.860G-2(h) of the Treasury Regulations.

     Section 2.02. Acceptance by Trustee.
                   ---------------------

     The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders and the Owner of the Excess Spread. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of the

Certificateholders and the Owner of the Excess Spread, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

     If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from REMIC I at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders or such Owner.

     Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.
                    -------------------------------------------------------

     (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread that:

     (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

     (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

     (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

     (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

     (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

     (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

     (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

     (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

     Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders and the Owner of the Excess Spread in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such Owner.

     (b) The Company hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

     (i) No Mortgage Loan is one month or more delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

     (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

     (iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than approximately 30 years (with the exception of one Mortgage Loan, which has an original term to maturity of 361 months);

     (iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80% (with the exception of one Mortgage Loan which is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination of 81%), such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 25% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 17% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (c) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

     (v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

     (vi) No more than 0.7% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.5% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California. Four of the Mortgage Loans, representing approximately 0.17% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, are Cooperative Loans;

     (vii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

     (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

     (ix) 8.74% of the Mortgage Loans were underwritten under a reduced loan documentation program;

     (x) Each Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

     (xi)    0.4% of the Mortgage Loans were Buydown Mortgage Loans;

     (xii)   Each Mortgage Loan constitutes a qualified mortgage under
Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-
2(a)(1);

     (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

     (xiv) With respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

     (xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

     (xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months; and

     (xvii) None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

     Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders or the Owner of the Excess Spread in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and
--------  -------
warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the

Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such Owner. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

     Section 2.04. Representations and Warranties of Sellers.
                   -----------------------------------------

     The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders and the Owner of the Excess Spread. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders and the Owner of the Excess Spread in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders and the

Owner of the Excess Spread will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders and the Owner of the Excess Spread to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

     In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of Certificateholders and such Owner. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

     Section 2.05. Issuance of Certificates Evidencing Interests in REMIC I Certificates.
                    ---------------------------------------------------------

     The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in REMIC I, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which together with the Uncertificated REMIC I Regular Interests, evidence ownership of REMIC I. The rights of the Class R-I Certificateholders and REMIC II to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the Uncertificated REMIC I Regular Interests, and all ownership interests of the Class R-I Certificateholders and REMIC II in such distributions, shall be as set forth in this Agreement.

     Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.
                      ---------------------------------------------------------

     The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders and the Owner of the Excess Spread. The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders and the Owner of the Excess Spread. The rights of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders and the Owner of the Excess Spread to receive distributions from the proceeds of REMIC II in respect of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates and the Excess Spread, and all ownership interests of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificateholders and the Owner of the Excess Spread in such distributions, shall be as set forth in this Agreement.

     Section 2.07.   Issuance of Certificates Evidencing Interest in REMIC II.
                     --------------------------------------------------------

     The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates in authorized denominations which, together with the ownership interest in the Excess Spread, evidence ownership of the entire REMIC II.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

     Section 3.01. Master Servicer to Act as Servicer.
                   ----------------------------------

     (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders, the Owner of the Excess Spread and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause REMIC I or REMIC II to fail to qualify as such under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

     (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders and the Owner of the Excess Spread, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

     (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

     Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.
                     -------------------------------------------------------

     (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in
Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such
                                        --------  -------
amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders or the Owner of the Excess Spread.

     (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee, the Certificateholders and the Owner of the Excess Spread, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing

Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     Section 3.03.  Successor Subservicers.
                    ----------------------

     The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing
--------  -------
Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

     Section 3.04.  Liability of the Master Servicer.
                    --------------------------------

     Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, the Certificateholders and the Owner of the Excess Spread for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section
3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders or the Owner of the Excess Spread.
                    -----------------------------------------------------------

     Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee, the Certificateholders and the Owner of the Excess Spread shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

     Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.
                    -------------------------------------------------------

     (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

     (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

     Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.
                    ---------------------------------------------------------

     (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such
--------  -------
waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be
--------  -------
a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Owner of the Excess Spread (taking into account any estimated Realized Loss that might be result absent such action); provided, however, that the Master Servicer may not
                            --------  -------
modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

     (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

     (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

     (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

     (iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

     (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04, 3.21 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

     (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21; and

     (vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

     With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04, 3.21 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

     (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

     (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

     Section 3.08. Subservicing Accounts; Servicing Accounts.
                   -----------------------------------------

     (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

     (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

     (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing

Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

     (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

     Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.
                    ---------------------------------------------------------

     In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

     Section 3.10. Permitted Withdrawals from the Custodial Account.
                   ------------------------------------------------

     (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

     (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

     (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04, 3.21 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

     (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections
3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

     (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

     (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

     (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 3.21,
4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders or the Owner of the Excess Spread as of the date on which the related Stated Principal Balance or Purchase Price is determined;

     (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a)(iii);

     (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03,
10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

     (ix)   to reimburse itself for amounts expended by it (a) pursuant to
Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

     (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

     (b) Since, in connection with withdrawals pursuant to clauses (ii), (iii),
(v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

     (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to the Certificateholders and the Owner of the Excess Spread (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

     Section 3.11. Maintenance of the Primary Insurance Policies; Collections Thereunder.
                    -----------------------------------------------------------

     (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary

Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

     (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee, the Certificateholders and the Owner of the Excess Spread, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

     Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.
                     --------------------------------------------------------

     (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount
--------  -------
required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders and the Owner of the Excess Spread, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

     In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee, the Certificateholders and the Owner of the Excess Spread, claims under any such blanket policy.

     (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

     Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.
                    ---------------------------------------------------

     (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

     (i) the Master Servicer shall not be deemed to be in default under this
Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

     (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

     (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of
                                                   --------  -------
such terms and requirements shall both (i) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury Regulations promulgated thereunder) and (ii) cause either REMIC I or REMIC II to fail to qualify as such under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

     (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that neither REMIC I nor REMIC II would fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on either REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

     (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;
(ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

     Section 3.14.  Realization Upon Defaulted Mortgage Loans.
                    -----------------------------------------

     (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

     (b) In the event that title to any Mortgaged Property is acquired by REMIC I as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders and the Owner of the Excess Spread. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in REMIC I until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect
at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

     (c) In the event that REMIC I acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of REMIC I shall dispose of such REO Property within two years after its acquisition by REMIC I for purposes of Section 860G(a)(8) of the Code or, at the expense of REMIC I, request, more than 60 days before the day on which the two-year grace period would otherwise expire, an extension of the two-year grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by REMIC I of such REO Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause REMIC I to fail to qualify as a REMIC at any time that any Uncertificated REMIC I Regular Interests are outstanding, in which case REMIC I may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by REMIC I shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of REMIC I in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject REMIC I to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless REMIC I with respect to the imposition of any such taxes.

     (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders and the Owner of the Excess Spread to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate and the Spread Rate, respectively, to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

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

     Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.
                    ------------------------------------------------

     (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

     (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit H hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

     (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together

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

with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     Section 3.16.  Servicing and Other Compensation; Compensating Interest.
                    --------------------------------------------------------

     (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

     (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

     (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

     (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

     (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section

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

3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

     Section 3.17.  Reports to the Trustee and the Company.
                    --------------------------------------

     Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

     Section 3.18.  Annual Statement as to Compliance.
                    ---------------------------------

     The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

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

     Section 3.19.  Annual Independent Public Accountants' Servicing Report.
                    --------------------------------------------------------

     On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

     Section 3.20.  Rights of the Company in Respect of the Master Servicer.
                    --------------------------------------------------------

     The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

     Section 3.21.  Administration of Buydown Funds.
                    -------------------------------

     (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing

Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

     (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

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

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

     Section 4.01.  Certificate Account.
                    -------------------

     (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

     (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

     Section 4.02.  Distributions.
                    -------------

     (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Owner of the Excess Spread, a distribution thereof pursuant to Section 4.02(a)(i), to the Master Servicer, in the case of a distribution pursuant to
Section 4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii) and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (based on the aggregate of the Percentage

Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution Amount:

     (i) to the Class A Certificateholders (other than the Class A-13 Certificateholders), Class R Certificateholders and the Owner of the Excess Spread, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates and the amount of Excess Spread with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates and such Excess Spread, as applicable, for such Distribution Date, plus any Accrued Certificate Interest thereon or Excess Spread thereon remaining unpaid from any previous Distribution Date (the "Senior Interest Distribution Amount") except as provided in the last paragraph of this Section 4.02(a);

     (ii) (X) to the Class A-13 Certificateholders, the Class A-13 Principal Distribution Amount; and

          (Y) to the Class A Certificateholders (other than the Class A-13 Certificateholders) and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) through (v) and Section 4.02(c) through
(f), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A Certificates or Class R Certificates, as applicable):

     (A) the Senior Percentage for such Distribution Date times the sum of the following:

     (1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

     (2) the Stated Principal Balance of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or
2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to a Discount Mortgage Loan); and

     (3) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (other than the related Discount Fraction of the principal portion of such unscheduled, collections, with respect to a Discount Mortgage Loan);

     (B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to
Section 3.14 (in each case, other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan included in Section 4.02(b)(i)(C));

     (C) the Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to a Discount Mortgage Loan);

     (D) if such Distribution Date is on or prior to the Accretion Termination Date, the Accrued Certificate Interest that would otherwise be distributed to the Class A-4 Component Z on such Distribution Date, to the extent added to the principal amount of such Component on such Distribution Date in accordance with
Section 4.02(f);

     (E) any Excess Subordinate Principal Amount for such Distribution Date; and

     (F) any amounts described in subsection (ii)(Y), clauses (A), (B), (C) and
(D) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (F) to the extent that such amounts are not attributable to Realized

     Losses which have been allocated to the Class M Certificates or Class B Certificates;

     (iii) if the Certificate Principal Balances of the Class M Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

     (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

     (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-13 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

     (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

     (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-13 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

     (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

     (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-13 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

     (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

     (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-13 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

     (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

     (xiii)to the Holders of the Class B-2 Certificates, an amount equal to
(x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-13 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

     (xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below minus (y) the amount of any Class A-13 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

     (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-13 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

     (xvi) to the Class A Certificateholders and Class R Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A and Class R Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Class A and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

     (xvii) to the Class R-I Certificateholders, the balance, if any, of the Available Distribution Amount.

     Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid and Excess Spread remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest or Excess Spread was attributable to interest shortfalls relating to Nonrecoverable Advances as determined by the Master Servicer with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

     (b) Distributions of principal on the Class A Certificates and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

     (i) first, to the Class A-13 Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-13 Principal Distribution Amount") equal to the aggregate of:

     (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

     (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause
(C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

     (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

     (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

     (E) the amount of any Class A-13 Collection Shortfalls for such Distribution Date and the amount of any Class A-13 Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

     (ii) an amount equal to the Accrual Principal Distribution Amount shall be distributed concurrently to the Class A-3 Certificates, (with such amount to be allocated in reduction of the Class A-3 Component 1 and Class A-4 Certificates (with such amount to be allocated in reduction of the Class A-4 Component 5, on a pro rata basis (in proportion to the respective principal amounts of such Components) until the principal amounts thereof have been reduced to zero;

     (iii) the balance of the Senior Principal Distribution Amount, if any, remaining after the distribution described in clause (ii) above shall be distributed concurrently as follows:

     (A) the Group 1 Principal Distribution Amount shall be distributed as follows:

          (1) an amount equal to the sum of the following shall be distributed to the Class A-7 Certificates (in reduction of the principal amount of the Class A-7 Component 1,) and Class A-8 Certificates on a pro rata basis in proportion to the principal amount of the Class A-7 Component 1 and the Certificate Principal Balance of the Class A-8 Certificates:

     (X) the Lockout Scheduled Percentage of (a) the Class A-7 Component 1's pro rata share (based on the principal amount of the Class A-7 Component 1 thereof relative to the aggregate Certificate

Principal Balance of all classes of Certificates other than the Class A-13 Certificates), and (b) the Class A-8 Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates other than the Class A-13 Certificates) of the aggregate of the collections described in clauses 4.02(a)(ii)(Y)(A), (B) and (F) (other than any amounts relating to clause (D) included in clause (F)) without any application of the Senior Percentage or Senior Accelerated Distribution Percentage; and

     (Y) the Lockout Prepayment Percentage of (a) the Class A-7 Component 1's pro rata share (based on the principal amount of the Class A-7 Component 1 thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-13 Certificates)) and (b) the Class A-8 Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-13 Certificates)), of the collections described in clause 4.02(a)(ii)(Y)(C) without any application of the Senior Accelerated Distribution Percentage;

provided that if the aggregate of the amounts set forth in clauses 4.02(a)(ii)(Y)(A) through (F) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-13 Distribution Amount have been distributed, the amounts paid to the Class A-7 Certificates, in reduction of the Class A-7 Component 1, and Class A-8 Certificates pursuant to this clause 4.02(b)(iii)(A)(1) shall be reduced (a) in the case of the Class A-7 Certificates, by an amount equal to the Class A-7 Component 1's pro rata share (based on the principal amount of the Class A-7 Component 1 relative to the aggregate Certificate Principal Balance of all classes of Senior Certificates (other than the Class A-13 Certificates)) of such difference and (b) in the case of the Class A-8 Certificates, by an amount equal to the Class A-8 Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Senior Certificates (other than the Class A-13 Certificates)) of such difference;

     (2) an amount equal to the lesser of (a) the balance of the Group 1 Principal Distribution Amount, if any, remaining after the distributions described in clause 4.02(b)(iii)(A)(1) above, and (b) the aggregate amount (the "PAC Principal Amount") necessary to reduce the outstanding Certificate Principal Balances of the PAC Certificates and the outstanding principal amounts of the PAC Principal Components to their respective Planned Principal Balances of each such Class or Component for such Distribution Date shall be distributed in reduction of the Certificate

Principal Balances thereof and the principal amounts of the PAC Principal Components, of the classes set forth below as follows:

     (I) first, to the Class A-3 Certificates, until the principal amount of the Class A-3 Component 2 thereof has been reduced to its Planned Principal Balance;

     (II) second, to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to its Planned Principal Balance;

     (III) third, to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to its Planned Principal Balance;

     (IV) fourth, to the Class A-4 Certificates, until the principal amount of the Class A-4 Component 2 thereof has been reduced to its Planned Principal Balance;

     (3) an amount equal to the lesser of (a) the balance of the Group 1 Principal Distribution Amount, if any, remaining after the distribution, if any, described in clause 4.02(b)(iii)(A)(2) above, and (b) the aggregate amount (the "TAC Principal Amount") necessary to reduce the outstanding principal amounts of the TAC Principal Components to their respective Targeted Principal Balances for such Distribution Date shall be distributed in reduction of the Certificate Principal Balances thereof and the principal amounts of the TAC Principal Components, of the classes set forth below as follows:

     (I) first, to the holders of the Class A-3 Certificates and Class A-4 Certificates, on a pro rata basis in proportion to the principal amounts of the Class A-3 Component 1 and Class A-4 Component 5, respectively, until the principal amounts of such Components have been reduced to their Targeted Principal Balances;

     (II) second, to the Class A-4 Certificates, until the principal amount of the Class A-4 Component Z thereof has been reduced to its Targeted Principal Balance;

     (4) the balance of the Group 1 Principal Distribution Amount, if any, remaining after the distribution described in clause 4.02(b)(iii)(A)(3) above shall be distributed in reduction of the Certificate Principal Balances of the classes indicated below, and the principal amounts of the PAC Principal Components, TAC Principal Components and Class A-7 Component 1 as follows:

     (I) first, to the Class A-5 Certificates and Class A-6 Certificates, on a pro rata basis in proportion to their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero;

     (II) second, to the Class A-3 Certificates (in reduction of the Class A-3 Component 1,) and Class A-4 Certificates (in reduction of the Class A-4 Component 5,) on a pro rata basis in proportion to the principal amounts of such TAC Principal Components, without regard to the Targeted Principal Balances thereof until the principal amounts of such Components have been reduced to zero;

     (III) third, to the Class A-4 Certificates, in reduction of the Class A-4 Component Z, without regard to the Targeted Principal Balance thereof until the principal amount of such Component has been reduced to zero;

     (IV) fourth, to the Class A-3 Certificates, in reduction of the Class A-3 Component 2, without regard to the Planned Principal Balance thereof, until the principal amount of such Component has been reduced to zero;

     (V) fifth, to the Class A-1 Certificates, without regard to the Planned Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

     (VI) sixth, to the Class A-2 Certificates, without regard to the Planned Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

     (VII) seventh, to the Class A-4 Certificates, in reduction of the Class A-4 Component 2, without regard to the Planned Principal Balance thereof, until the principal amount of such Component has been reduced to zero; and

     (VIII) eighth, to the Class A-7 Certificates and Class A-8 Certificates on a pro rata basis in proportion to the principal amount of the Class A-7 Component 1 and the Certificate Principal Balance of the Class A-8 Certificates, until the principal amount of the Class A-7 Component 1 and Certificate Principal Balance of the Class A-8 Certificates have been reduced to zero; and

     (B) the Group 2 Principal Distribution Amount shall be distributed as follows:

     (1) an amount equal to the sum of the following shall be distributed to the Class A-7 Certificates, in reduction of the principal amount of the Class A-7 Component 2:

     (X) the Lockout Scheduled Percentage of the Class A-7 Component 2's pro rata share (based on the principal amount of the Class A-7 Component 2 thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-13 Certificates)) of the aggregate of the collections described in clauses 4.02(a)(ii)(Y)(A), (B) and (F) (other than any amounts relating to clause (D) included in clause (F)) without any application of the Senior Percentage or Senior Accelerated Distribution Percentage; and

     (Y) the Lockout Prepayment Percentage of the Class A-7 Component 2's pro rata share (based on the principal amount of the Class A-7 Component 2 thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-13 Certificates)), of the collections described in clause 4.02(a)(ii)(Y)(C) without any application of the Senior Accelerated Distribution Percentage;

provided that if the aggregate of the amounts set forth in clauses 4.02(a)(ii)(Y)(A) through (F) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-13 Distribution Amount have been distributed, the amount paid to the Class A-7 Certificates, in reduction of the Class A-7 Component 2 pursuant to this clause 4.02(b)(iv)(B)(1) shall be reduced by an amount equal to the Class A-7 Component 2's pro rata share (based on the principal amount of the Class A-7 Component 2 relative to the aggregate Certificate Principal Balance of all classes of Senior Certificates (other than the Class A-13 Certificates) of such difference;

     (2) the balance of the Group 2 Senior Principal Distribution Amount, if any, remaining after the distribution described in clause 4.02(b)(iii)(B)(1) above shall be distributed to the Class R-I Certificates and Class R-II Certificates, concurrently, with such amount to be allocated to the Class R-I Certificates and Class R-II Certificates on a pro rata basis (in proportion to their respective Certificate Principal Balances), until the Certificate Principal Balances thereof have been reduced to zero;

     (3) the balance, if any, of the Group 2 Principal Distribution Amount remaining after the distributions described in clause 4.02(b)(iii)(B)(2) above, shall be distributed in reduction of the Certificate Principal Balances of the classes set forth below as follows:

     (I) first, to the Class A-9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

     (II) second, 73.2682473268%, and 26.7317526732% concurrently to the Class A-10 Certificates and Class A-11 Certificates, respectively, until the aggregate amount distributed to the Class A-10 Certificates and Class A-11 Certificates pursuant to this subclause (iii)(B)(3)(II) of Section 4.02(b) equals $17,208,000.00;

     (III) third, 95.8298651573% and 4.1701348427% concurrently to the Class A-10 Certificates and Class A-11 Certificates, respectively, until the aggregate amount distributed to the Class A-10 Certificates and Class A-11 Certificates pursuant to this subclause (iii)(B)(3)(III) of Section 4.02(b) equals $12,014,000.00;

     (IV) fourth, 0.9255450432% and 99.0744549568% concurrently, to the Class A-10 Certificates and Class A-11 Certificates, respectively, until the Certificate Principal Balance of the Class A-11 Certificates has been reduced to zero;

     (V) fifth, to the Class A-10 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

     (VI) sixth, to the Class A-12 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

     (VII) seventh, to the Class A-7 Certificates, in reduction of the Class A-7 Component 2, until the principal amount of such Component has been reduced to zero;

provided that if on any Distribution Date the Certificate Principal Balances of the Senior Certificates (other than the Class A-7 Certificates, Class A-8 Certificates and Class A-13 Certificates) have been reduced to zero, clauses 4.02(b)(iii)(A)(1) and 4.02(b)(iii)(B)(1) above shall no longer apply and 100% of the Senior Principal Distribution Amount remaining after the retirement of such Certificates for such Distribution Date shall be distributed to the Class A-7 Certificates and Class A-8 Certificates on a pro rata basis, until the Certificate Principal Balances of the Class A-7 Certificates and Class A-8 Certificates have been reduced to zero.

     (c) On or after the occurrence of the Credit Support Depletion Date but prior to the reduction of the Certificate Principal Balances of the Class A-8 Certificates to zero, all priorities relating to distributions as described in
Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-13 Certificates and any Variable Strip Certificates) will be disregarded, an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the

Discount Mortgage Loans will be distributed to the Class A-13 Certificates, and the Senior Principal Distribution Amount will be distributed to all classes of Senior Certificates (other than the Class A-13 Certificates and any Variable Strip Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein; provided that the aggregate amount distributable to the Class A-4 Certificates and Class A-8 Certificates in respect of the aggregate Accrued Certificate Interest thereon and in respect of their collective pro rata portion of the Senior Principal Distribution Amount will be distributed among such Certificates in the following priority: first, to the Class A-4 Certificates, up to an amount equal to the Accrued Certificate Interest thereon; second, to the Class A-4 Certificates, the Combination Super Senior Optimal Principal Distribution Amount thereof, in reduction of the Certificate Principal Balance thereof until such Certificate Principal Balances has been reduced to zero; third, to the Class A-8 Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Class A-8 Certificates, the remainder of the amount so distributable among the Class A-4 Certificates and Class A-8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

     (d) On or after the occurrence of the Credit Support Depletion Date and upon reduction of the Certificate Principal Balance of the Class A-8 Certificates to zero, all priorities relating to distributions as described in
Section 4.02(b) and (c) above in respect of principal among the various classes of Senior Certificates (other than the Class A-13 Certificates and any Variable Strip Certificates) will be disregarded, an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-13 Certificates, and the Senior Principal Distribution Amount will be distributed to all classes of Senior Certificates (other than the Class A-13 Certificates and any Variable Strip Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

     (e) After reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-13 Certificates and any Variable Strip Certificates) to zero but prior to the occurrence of the Credit Support Depletion Date, the Senior Certificates (other than the Class A-13 Certificates and any Variable Strip Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-13 Certificates, Class M Certificates and Class B Certificates and the owner of the Excess Spread, in each case as described herein.

     (f) On each Distribution Date prior to the Accretion Termination Date, an amount equal to the Accrued Certificate Interest that would otherwise be distributed on the Class A-4 Certificates, in reduction of the Class A-4 Component Z, shall be added to the principal amount of such Component; provided that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class A-4 Component Z for such Distribution Date shall be payable to the Holders of the Class A-4 Certificates, in reduction of such Component. On and after the Accretion Termination Date, the entire amount of Accrued Certificate Interest on the Class A-4 Component Z for such Distribution Date shall be payable to the Holders of the Class A-4 Certificates to the extent not required to fully retire the Class A-3 Component 1 and Class A-4 Component 5 on such Accretion Termination Date.

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

Any such Accrued Certificate Interest on such Class A-4 Component Z which is required to be paid to the Holders of the Class A-3 Certificates, in reduction of the Class A-3 Component 1, or the Class A-4 Certificates, in reduction of the Class A-4 Component 5 on the Accretion Termination Date will be added to the principal amount of the Class A-4 Component Z in the manner described in the first sentence of this Section 4.02(f).

     (g) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated or to the Owner of the Excess Spread, if applicable, (with the amounts to be distributed allocated among such Classes and the Excess Spread in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Excess Spread or the Certificates of any Class to the extent that either (i) such Excess Spread or Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Excess Spread or Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

     (h) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

     (i) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

     Section 4.03. Statements to Certificateholders and the Owner of the Excess Spread.
                    ------------------------------------------------------------

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder, the Owner of the Excess Spread and the Company a statement setting forth the following information as to the Excess Spread and each Class of Certificates to the extent applicable:

     (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

     (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest and to the Owner of the Excess Spread;

     (iii) if the distribution to the Holders of such Class of Certificates or such Owner is less than the full amount that would be distributable to such Holders or Owner if there were sufficient funds available therefor, the amount of the shortfall;

     (iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

     (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

     (vi) the aggregate Certificate Principal Balance of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

     (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

     (viii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month, (B) two months and (C) three months and (D) the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

     (ix) the number, aggregate principal balance and book value of any REO Properties;

     (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

     (xi) the Pass-Through Rates on the Class A-5 Certificates and Class A-6 Certificates for such Distribution Date, separately identifying LIBOR for such Distribution Date;

     (xii) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

     (xiii) the weighted average Spread Rate for such Distribution Date and the Pass-Through Rate on any Class of Variable Strip Certificates;

     (xiv) the occurrence of the Credit Support Depletion Date or the Accretion Termination Date;

     (xv) the Senior Accelerated Distribution Percentage applicable to such distribution;

     (xvi)   the Senior Percentage for such Distribution Date;

     (xvii)  the aggregate amount of Realized Losses for such Distribution
Date;

     (xviii) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

     (xix) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

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

     (xx) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

     (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Owner of the Excess Spread or the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting
Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

     Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.
                    ------------------------------------------------------

     (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders and the Owner of the Excess Spread by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively

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

deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

     (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders and the Excess Spread required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

     The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

     In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount

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

of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

     The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.


     Section 4.05.  Allocation of Realized Losses.
                    -----------------------------

     Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount Mortgage Loan, to the Class A-13 Certificates, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all of the Senior Certificates (and, in the case of the Combination Certificates, among each of the Components thereof) (other than the Class A-13 Certificates) and, in respect of the interest portion of such Realized Losses, the Excess Spread, on a pro rata basis, as described below.
Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Class A Certificates (and, in the case of the Combination Certificates, among each of the Components thereof) (other than the Class A-13 Certificates), Class M, Class B and Class R Certificates, and, in respect of the interest portion of such Realized Losses, the Excess Spread, on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class A-13 Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A Certificates (and, in the case of the Combination Certificates, among each of the Components thereof) (other than the Class A-13 Certificates), Class M, Class B and Class R Certificates on a pro rata basis, as described below. Notwithstanding the foregoing, the principal portion of a Defaulted Mortgage Loss otherwise allocable to the Class A-4 Certificates will be allocated to the Class A-8 Certificates until the Certificate Principal Balance of the Class A-8 Certificates is reduced to zero.

     As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates and the Excess Spread or among the Components of a class of Combination Certificates means an allocation on a pro rata basis, among the various Classes so specified and the Excess Spread or Component, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances or amounts prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or to each such Class of Certificates and the Excess Spread based on the Accrued Certificate Interest thereon or amount of Excess Spread payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss; provided that the principal amount of the Class A-4 Component Z of the Class A-4 Certificates for the purpose of allocating any portion of a Realized Loss thereto shall be deemed to be the lesser of (i) the original principal amount thereof and (ii) the principal amount thereof prior to giving effect to distributions to be made on such Distribution Date. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

     Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged
                    Property.
                    ----------------------------------------------------

     The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.


     Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.
                    ---------------------------------------------

     As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee, the Certificateholders or the Owner of the Excess Spread with respect thereto. Notwithstanding anything to the contrary in this
Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss to the Class or Classes of Certificates that would have borne such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section
4.07 will be viewed as an advance, and the amount of any Realized Loss shall be recoverable pursuant to the provisions for the recovery of unreimbursed Advances under Section 4.02(a) or, to the extent not recoverable under such provisions, as a Nonrecoverable Advance as set forth herein.

     Section 4.08. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.
                    --------------------------------------------------------

          (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to
Section 4.02(a):

     (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

     (ii) In accordance with the priority set forth in Section 4.08(b), an amount equal to the sum of the amounts in respect of principal distributable on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

          (b) The amount described in Section 4.08(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest U, (ii) Uncertificated REMIC I Regular Interest V, (iii) Uncertificated REMIC I Regular Interest W, (iv) Uncertificated REMIC I Regular Interest X and (v) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to the
(i) Class A-1 Certificates, (ii) Class A-2, (iii) Class A-3 Certificates (iv) Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates and (v) the Class A-13 Certificates respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

          (c) The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 4.08(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

          (d) In determining from time to time the Uncertificated REMIC I Regular Interest U Distribution Amount, Uncertificated REMIC I Regular Interest V Distribution Amount, Uncertificated REMIC I Regular Interest W Distribution Amount, Uncertificated REMIC I Regular Interest X Distribution Amount, Uncertificated REMIC I Regular Interest Y Distribution Amount and Uncertificated REMIC I Regular Interest Z Distribution Amount, Realized Losses allocated to the Class A-1 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest U; Realized Losses allocated to the Class A-2 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest V; Realized Losses allocated to the Class A-3 Component 1 or Component 2, respectively, under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W-1 or W-2 respectively; Realized Losses allocated to the Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X; Realized Losses allocated to the Class A-13 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and Realized Losses allocated to the Excess Spread under Section 4.05 shall be deemed allocated to the Uncertificated REMIC I Regular Interest Z.

          (e) On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates and to the Owner of the Excess Spread the amounts distributable thereon, from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 4.08.

          (f) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests and to the Owner of the Excess Spread described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

                                   ARTICLE V

                       THE CERTIFICATES AND EXCESS SPREAD

     Section 5.01.  The Certificates.
                    ----------------

     (a) The Class A, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations of $25,000 (or $250,000 in the case of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates) and integral multiples of $1 (in the case of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11 and Class A-12 Certificates) and $1,000 (in the case of all other Classes of Certificates) in excess thereof, except that one Certificate of each of the Class A-13, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:


          Class A-13                 $ 25,180.24
          Class M-1                  $ 25,100.00
          Class M-2                  $250,600.00

          Class B-1                  $250,300.00
          Class B-2                  $250,300.00
          Class B-3                  $250,395.50

          The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R-I
                                         --------  -------
Certificate and one Class R-II Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

          The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          (b) The Class A Certificates, other than the Class A-4 Certificates, Class A-13 Certificates and any Variable Strip Certificates, shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificateholders shall hold their respective Ownership Interests in and to each of the Class A Certificates, other than the Class A-4 Certificates, Class A-13 Certificates and any Variable Strip Certificates, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

          If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

          (c) From time to time the Company, with the written consent of the Owner of the Excess Spread, may cause an additional Class of Class A Certificates which are Variable Strip Certificates to be issued under this Agreement, which shall bear a numerical designation immediately sequentially following the highest numerical designation of Class A Certificates previously issued and which on and after the date of issuance of such Class of Variable Strip Certificates will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified by the Company. The Variable Strip Certificates shall be substantially in the forms set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company in accordance with Section 5.01(a).

               Section 5.02. Registration of Transfer and Exchange of Certificates and Restrictions on Transfer of Excess Spread.
                              --------------------------------------------

          (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

          (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.12 and, in the case of any Class A-4, Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

          (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (d) No transfer, sale, pledge or other disposition of a Class A-4 Certificate or Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except as provided in Section

5.02(e), in the event that a transfer of a Class A-4 Certificate or Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer; provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company of the status of such transferee as an Affiliate of the Company, or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

          (e) In the case of any Class A-8, Class M or Class B Certificate presented for registration in the name of any Plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. (S)2510.3-101, the prospective transferee shall provide the Trustee, the Company and the Master Servicer with either (i) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) in lieu of such Opinion of Counsel, a certification in the form of Exhibit J-2 to this Agreement, which the Trustee may rely upon without further inquiry or investigation; provided, however, that such Opinion of Counsel or certification will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to an Affiliate of the Company (in which case, the Company or any Affiliate thereof shall have deemed to have represented that such Affiliate is not a Plan or a Person investing "plan assets" of any Plan) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company of the status of such transferee as an Affiliate of the Company. So long as the Class A-8 Certificates are Book-Entry Certificates, any purchaser of a Class A-8 Certificate will be deemed to have represented by such purchase that either (a) such purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and is not purchasing such Certificates on behalf of or with "plan assets" of any Plan or (b) the purchase of any such Certificate by or on behalf of or with "plan assets" of any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Master Servicer, the Company or the Trustee to any obligation in addition to those undertaken in this Agreement.

          (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

          (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

          (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

          (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

          (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulation Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

          (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R

Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

          (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

          (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

          (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

          (B) subject to Section 10.01(f), a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause either REMIC I or REMIC II to cease to qualify as a REMIC and will not cause (x) either REMIC I or REMIC II to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or
(y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

          (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

          (i) So long as the Excess Spread remains uncertificated, no transfer, sale, pledge or other disposition thereof shall be made by Residential Funding.

          Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.
                         -------------------------------------------------

          If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 5.04.  Persons Deemed Owners.
                         ---------------------

          Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

          Section 5.05.  Appointment of Paying Agent.
                         ---------------------------

          The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders and the Owner of the Excess Spread pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders and the Owner of the Excess Spread in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders and the Owner of the Excess Spread.

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

          The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders and the Owner of the Excess Spread in trust for the benefit of the Certificateholders and such Owner entitled thereto until such sums shall be paid to such Certificateholders and such Owner. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders and such Owner on the date of receipt by such Paying Agent.

          Section 5.06.  Optional Purchase of Certificates.
                         ---------------------------------

          (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

          (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

          (i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

          (ii)   the purchase price therefor, if known, and

          (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

          (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued

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

Certificate Interest thereon, any previously unpaid Accrued Certificate Interest with respect thereto.

          (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this
Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

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

                                   ARTICLE VI

                      THE COMPANY AND THE MASTER SERVICER

          Section 6.01. Respective Liabilities of the Company and the Master Servicer.
                         -----------------------------------------------------

          The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 3.21, Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

          Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.
                         -------------------------------------------------------

          (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to
                 --------  -------
the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

          (c) Notwithstanding anything else in this Section 6.02 and Section
6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each

Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

          Section 6.03. Limitation on Liability of the Company, the Master Servicer and Others.
                                      ------
                         -------------------------------

          Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders or the Owner of the Excess Spread for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master
--------  -------
Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

          Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer
                      --------  -------
may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders and the Owner of the Excess Spread hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

          Section 6.04.  Company and Master Servicer Not to Resign.
                         -----------------------------------------

          Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                  ARTICLE VII

                                    DEFAULT

          Section 7.01.  Events of Default.
                         -----------------

          Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) the Master Servicer shall fail to distribute or cause to be distributed to the Owner of the Excess Spread or the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Owner of the Excess Spread or the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

          (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Owner of the Excess Spread or the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

          If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates or the Owner of the Excess Spread entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in
Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

          Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

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

          Section 7.02.  Trustee or Company to Act; Appointment of Successor.
                         ----------------------------------------------------

          On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02, 2.03(a) and 3.21, excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties
                    --------  -------
or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall
                            --------  -------
be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

          Section 7.03. Notification to Certificateholders and Owner of the Excess Spread.
                         ----------------------------------------------------

          (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders and the Owner of the Excess Spread at their respective addresses appearing in the Certificate Register.

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

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates and the Owner of the Excess Spread notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

          Section 7.04.  Waiver of Events of Default.
                         ---------------------------

          The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder, and the Owner of the Excess Spread if affected thereby, may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
         --------  -------
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and the Owner of the Excess Spread if so affected and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates or the Owner of the Excess Spread in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

          Section 8.01.   Duties of Trustee.
                          -----------------

          (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders and the Owner of the Excess Spread of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

          The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of both REMIC I and REMIC II as REMICs under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either REMIC I or REMIC II to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

          (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
                                      --------  -------

          (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

          (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
(ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of
Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder or the Owner of the Excess Spread; and

          (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

          Section 8.02.  Certain Matters Affecting the Trustee.
                         -------------------------------------

               (a)Except as otherwise provided in Section 8.01:

          (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Owner of the Excess Spread, pursuant to the provisions of this Agreement, unless such Certificateholders or such Owner shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the
     --------  -------
Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

          (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

          (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

          Section 8.03.  Trustee Not Liable for Certificates or Mortgage
                         Loans.
                         ------------------------------------------------

          The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

          Section 8.04.  Trustee May Own Certificates.
                         ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.
                         ---------------------------------------------------

          (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

          (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

          (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

          (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

          (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

          Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders or the Owner of the Excess Spread pursuant to the terms of this Agreement.

          Section 8.06.  Eligibility Requirements for Trustee.
                         ------------------------------------

          The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

          Section 8.07. Resignation and Removal of the Trustee.
                        --------------------------------------

          (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders or the Owner of the Excess Spread any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

          (c) The Holders of Certificates or Excess Spread entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

          Section 8.08.  Successor Trustee.
                         -----------------

          (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates or Excess Spread at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

          Section 8.09.  Merger or Consolidation of Trustee.
                         ----------------------------------

          Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders and the Owner of the Excess Spread at their address as shown in the Certificate Register.

          Section 8.10.  Appointment of Co-Trustee or Separate Trustee.
                         ----------------------------------------------

          (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates or the Owner of the Excess Spread of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

          (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 8.11.  Appointment of Custodians.
                         -------------------------

          The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Owner of the Excess Spread. Each Custodian shall

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be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in
Section 12.01. The Trustee shall notify the Certificateholders and the Owner of the Excess Spread of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

          Section 8.12.  Appointment of Office or Agency.
                         -------------------------------

          The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 4 Albany Street, New York, New York 10006 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

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

                                   ARTICLE IX

                                  TERMINATION

          Section 9.01. Termination Upon Purchase by the Master Servicer or the Company or Liquidation of All Mortgage Loans.
                         ----------------------------------------------------

          (a) Subject to Section 9.03, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates and the Excess Spread (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the Owner of the Excess Spread and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

          (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

          (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month in which such repurchase price is distributed, provided, however,
                                                            --------  -------
that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of either REMIC I or REMIC II as a REMIC.

          The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

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

          (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders and the Owner of the Excess Spread (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders and the Owner of the Excess Spread mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

          (i) the anticipated Final Distribution Date upon which final payment of the Certificates and the Excess Spread is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

          (ii)   the amount of any such final payment, if known, and

          (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Class A Certificates, Class M Certificates and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders and the Owner of the Excess Spread as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and the Owner of the Excess Spread. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

          (c) In the case of the Class A, Class M and the Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus one month's Accrued Certificate Interest and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A) and the Excess Spread. The Trustee shall also distribute to the Owner the Excess Spread.

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

          (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

          Section 9.02.  Termination of REMIC II.
                         -----------------------

          REMIC II shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the Uncertificated REMIC I Regular Interests and the last distribution due on the Class A, Class M, Class B and Class R-II Certificates is made.

          Section 9.03.  Additional Termination Requirements.
                         -----------------------------------

          (a) REMIC I and REMIC II as the case may be, shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of REMIC I and REMIC II, as the case may be, to comply with the requirements of this Section 9.03 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in
Section 860F of the Code, or (ii) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding:

          (i) The Master Servicer shall establish a 90-day liquidation period for REMIC I and REMIC II, as the case may be, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for REMIC I and REMIC II, as the case may be, under Section 860F of the Code and regulations thereunder;

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

          (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

          (iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that
                                                       --------  -------
in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

          (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

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

                                   ARTICLE X

                                REMIC PROVISIONS

          Section 10.01.  REMIC Administration.
                          --------------------

          (a) The REMIC Administrator shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC I election in respect of the Trust Fund, Uncertificated REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interest" in REMIC I. For the purposes of the REMIC II election in respect of the Trust Fund, each of the Class A, Class M and Class B Certificates and the Excess Spread shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in REMIC II. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC I or REMIC II other than the Uncertificated REMIC I Regular Interests and the Class R-I Certificates and the REMIC II Certificates, the Excess Spread and the Class R-II Certificates, respectively.

          (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

          (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest of all Class R-I Certificates and Class R-II Certificates and shall be designated as "the tax matters person" with respect to REMIC I and REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. Residential Funding, as tax matters person, shall (i) act on behalf of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

          (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to either REMIC I or REMIC II created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall

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

sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

          (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I and REMIC II.

          (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each of REMIC I and REMIC II created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as REMICs under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause each of REMIC I and REMIC II to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of either REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon each of REMIC I or REMIC II (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each of REMIC I and REMIC II created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to REMIC I or REMIC II or their assets, or causing REMIC I and REMIC II to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to REMIC I or REMIC II, and the Trustee shall not take any such action or cause REMIC I or REMIC II to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of REMIC I and REMIC II as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (g) In the event that any tax is imposed on "prohibited transactions" of REMIC I and REMIC II created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of REMIC I or REMIC II as defined in Section 860G(c) of the Code, on any contributions to REMIC I or REMIC II after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

          (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to REMIC I and REMIC II on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

          (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to REMIC I and REMIC II unless (subject to 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in REMIC I and REMIC II will not cause REMIC I and REMIC II to fail to qualify as REMICs at any time that any Certificates are outstanding or subject REMIC I and REMIC II to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

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

          (j) Neither the Master Servicer nor the Trustee shall (subject to
Section 10.01(f)) enter into any arrangement by which REMIC I and REMIC II will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of (i) each Class of Certificates representing, or evidencing ownership of, a regular interest in REMIC II and (ii) each Uncertificated REMIC I Regular Interest is September 25, 2026, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan.

          (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for REMIC I and REMIC II.

          (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I and REMIC II, (iii) the termination of REMIC I and REMIC II pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for REMIC I and REMIC II, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to REMIC I and REMIC II after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of REMIC I and REMIC II as REMICs or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause REMIC I and REMIC II to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.
                          -------------------------------------------------

          (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

          (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax

Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

          (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

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

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

          Section 11.01.  Amendment.
                          ---------

          (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

          (i)    to cure any ambiguity,

          (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

          (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

          (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

          (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R-I Certificates and Class R-II Certificates, by virtue of their being the "residual interests" in REMIC I and REMIC II, respectively, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either REMIC I or REMIC II or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

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

          (vi) to provide for the Excess Spread to be certificated and designated as a Variable Strip Certificate, or

          (vii) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

          (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Owner of the Excess Spread, if affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or of the Excess Spread; provided, however, that no such amendment shall:
        --------  -------

          (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate or the Excess Spread without the consent of the Holder of such Certificate or the Owner of the Excess Spread,

          (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

          (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

          (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Owner of the Excess Spread. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulation Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

          Section 11.02.  Recordation of Agreement; Counterparts.
                          --------------------------------------

          (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 11.03.  Limitation on Rights of Certificateholders.
                          ------------------------------------------

          (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

          (b) Neither the Owner of the Excess Spread, nor any Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders or the Owner of the Excess Spread from time to time as partners or members of an association; nor shall any Certificateholder or the Owner of the Excess Spread be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) Neither the Owner of the Excess Spread nor any Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder and the Owner of the Excess Spread with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 11.04.  Governing Law.
                          -------------

          This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 11.05.  Notices.
                          -------

          All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Bond Administration Team Leader or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, Four Albany Street, New York, New York 10006, Attention: Residential Funding Corporation Series 1996-S20 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of Fitch, One State Street Plaza, New York, New York 10004, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by Fitch and (e) in the case of Standard & Poor's, 25 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, the Trustee and the Master Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          Section 11.06. Notices to Rating Agency.
                         ------------------------

          The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

               (a) a material change or amendment to this Agreement,

               (b) the occurrence of an Event of Default,

               (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

          (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
3.12 or the cancellation or modification of coverage under any such instrument,

          (e) the statement required to be delivered to the Holders of each Class of Certificates and the Owner of the Excess Spread pursuant to Section 4.03,

          (f)  the statements required to be delivered pursuant to Sections
3.18 and 3.19,

          (g) a change in the location of the Custodial Account or the Certificate Account,

          (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates or the Owner of the Excess Spread resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

          (i)   the occurrence of the Final Distribution Date, and

          (j)   the repurchase of or substitution for any Mortgage Loan;

provided, however, that with respect to notice of the occurrence of the events
--------  -------
described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

          Section 11.07.  Severability of Provisions.
                          --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 11.08.  Supplemental Provisions for Resecuritization.
                          ---------------------------------------------

          This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

          Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

          IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                  RESIDENTIAL FUNDING MORTGAGE
                                  SECURITIES I, INC.

[Seal]
                                  By:
                                     -------------------------------
                                     Name:
                                            ----------------
                                     Title: Vice President

Attest:
        -------------------
        Name:
              ----------------
        Title:
              ----------------


                                  RESIDENTIAL FUNDING CORPORATION

[Seal]
                                  By:
                                     -------------------------------
                                     Name:
                                            ----------------
                                     Title:
                                            -----------------

Attest:
        -------------------
        Name:
              ----------------
        Title:
              ----------------



                                  BANKERS TRUST COMPANY,
                                  as Trustee

[Seal]
                                  By:
                                     -------------------------------
                                     Name:
                                     Title:


Attest:
        -------------------
        Name:
        Title:

STATE OF MINNESOTA    )
                      ) ss.:
COUNTY OF HENNEPIN    )


          On the 26th day of September, 1996 before me, a notary public in and for said State, personally appeared _______________, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                            -----------------------------------------------
                                       Notary Public

[Notarial Seal]

STATE OF MINNESOTA    )
                      ) ss.:
COUNTY OF HENNEPIN    )


          On the 26th day of September, 1996 before me, a notary public in and for said State, personally appeared _______________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                              ---------------------------------------------
                                       Notary Public

[Notarial Seal]

STATE OF            )
                      ) ss.:
COUNTY OF             )


          On the 26th day of September, 1996 before me, a notary public in and for said State, personally appeared ___________________, known to me to be a ____________________ of Bankers Trust Company, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                 ----------------------------------------
                                       Notary Public

[Notarial Seal]

                                  EXHIBIT A-1

                          FORM OF CLASS A CERTIFICATE


          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

          [NO TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS THE TRANSFEREE PROVIDES EITHER (I) AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT") OR (II) A CERTIFICATION IN THE FORM SET FORTH IN EXHIBIT J-2 OF THE AGREEMENT.]

          [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.]

          [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS SEPTEMBER 26, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 250% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO

REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. __               [7.100%] [7.350%] [7.500%] [Variable] [7.750%]
                                 [0.00%] [Adjustable] Pass-Through Rate
Class A-__ Senior


Date of Pooling and Servicing         Percentage Interest: ____%
Agreement and Cut-off Date:
September 1, 1996


First Distribution Date:         Aggregate Initial Certificate Principal Balance
October 25, 1996                 of the Class A-1 Certificates: $____________


Master Servicer:                 Initial Certificate Principal
Residential Funding Corporation  Balance of this Certificate:
                                 $____________


Assumed Final                    CUSIP _________
Distribution Date:
September 25, 2026


                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 1996-S20

        evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that _____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all

Class A-___ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of [interest and] principal, if any required to be distributed to Holders of Class A-__ Certificates on such Distribution Date.

          Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

          [No transfer of this Class A-8 Certificate will be made unless the transferee provides the Trustee with either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class A-8 Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability in addition to those undertaken in the Agreement or (ii) in lieu of such opinion of counsel, a certification in the form set forth in Exhibit J-2 to the Agreement.]

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: September 26, 1996                BANKERS TRUST COMPANY,
                                         as Trustee


                                         By:
                                         Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

          This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                                         BANKERS TRUST COMPANY,
                                         as Certificate Registrar


                                         By:
                                         Authorized Signatory

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                          Signature by or on behalf of assignor




                                         Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _____________________________________________ account number
________________, or, if mailed by check, to ___________________________________
______________________ Applicable statements should be mailed to _______________
______________________________.

          This information is provided by _____________________________, the assignee named above, or __________________________________, as its agent.

                                   EXHIBIT B

                          FORM OF CLASS M CERTIFICATE


    THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE EXCESS SPREAD [,] [AND] [CLASS R CERTIFICATES] [,] [AND] [CLASS M-1 CERTIFICATES] [,] [AND] [CLASS M-2 CERTIFICATES] [AND CLASS M-3 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

    NO TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS THE TRANSFEREE PROVIDES EITHER (I) AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT") OR (II) A CERTIFICATION IN THE FORM SET FORTH IN EXHIBIT J-2 OF THE AGREEMENT.

    [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS SEPTEMBER 26, 1996.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ____% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS
BEEN ISSUED WITH NO MORE THAN $              OF OID PER $1,000 OF INITIAL
CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS     % AND THE AMOUNT OF
OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $           PER
$1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION [OR AT ANY OTHER RATE.]

Certificate No. ___                7.750% Pass-Through Rate

Class M-___ Mezzanine              Aggregate Certificate Principal
                                   Balance of the
            Class M-__ Certificates: $___________

Date of Pooling and Servicing      Percentage Interest: ____%

Agreement and Cut-off Date:
September 1, 1996                  Initial Certificate Principal
                                   Balance of this Certificate:
                                   $_______________
First Distribution Date:
October 25, 1996

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:   CUSIP ____________
September 25, 2026



                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1996-S20

        evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all

Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

          Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

          No transfer of this Class M-__ Certificate will be made unless the transferee provides the Trustee with either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class M-__ Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability in addition to those undertaken in the Agreement or (ii) in lieu of such opinion of counsel, a certification in the form set forth in Exhibit J-2 to the Agreement.


          This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: September 26, 1996        BANKERS TRUST COMPANY,
                                 as Trustee


                                 By:
                                 Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

          This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                                 BANKERS TRUST COMPANY,
                                 as Certificate Registrar


                                 By:
                                 Authorized Signatory

                                  ASSIGNMENT
                                  ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                          Signature by or on behalf of assignor




                                         Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
for the account of _____________________________________________ account number
________________, or, if mailed by check, to __________________________________
________________ Applicable statements should be mailed to ____________________
________________________.

          This information is provided by _____________________________, the assignee named above, or __________________________________, as its agent.

                                   EXHIBIT C

                          FORM OF CLASS B CERTIFICATE

    THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE EXCESS SPREAD, THE CLASS R CERTIFICATES [,] [AND] THE CLASS M CERTIFICATES [,] [AND] [THE CLASS B-1 CERTIFICATES] [AND THE CLASS B-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

    NO TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS THE TRANSFEREE PROVIDES EITHER (I) AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT") OR (II) A CERTIFICATION IN THE FORM SET FORTH IN EXHIBIT J-2 OF THE AGREEMENT.

    THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

    [SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS SEPTEMBER 26, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 250% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE

MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Certificate No. __                     7.750 % Pass-Through Rate

Class B-__ Subordinate                 Aggregate Certificate
                                       Principal Balance
                                       of the Class B-__
                                       Certificates as of
Date of Pooling and Servicing          the Cut-off Date:
Agreement and Cut-off Date:            $_______________
September 1, 1996
                                       Initial Certificate Principal
                                       Balance of this Certificate:
First Distribution Date:               $_______________
October 25, 1996

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:       CUSIP
September 25, 2026


                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1996-S20

        evidencing a percentage interest in any distributions allocable to the Class B-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that Residential Funding Mortgage Securities I, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

          Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

          No transfer of this Class B Certificate will be made unless the transferee provides the Trustee with either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability in addition to those undertaken in the Agreement or (ii) in lieu of such opinion of counsel, a certification in the form set forth in Exhibit J-2 to the Agreement.

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: September 26, 1996              BANKERS TRUST COMPANY,
                                       as Trustee


                                    By:
                                          Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

          This is one of the Class B-__ Certificates referred to in the within-mentioned Agreement.

                                 BANKERS TRUST COMPANY,
                                 as Certificate Registrar


                                    By:
                                         Authorized Signatory

                                  ASSIGNMENT
                                  ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                          Signature by or on behalf of assignor




                                         Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _____________________________________________ account number
________________, or, if mailed by check, to ___________________________________
_________________ Applicable statements should be mailed to ____________________
_________________________.

          This information is provided by _____________________________, the assignee named above, or __________________________________, as its agent.

                                   EXHIBIT D

                          FORM OF CLASS R CERTIFICATE

    THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

    SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

    ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. ___                    7.750% Pass-Through Rate

Class [R-I] [R-II] Senior              Aggregate Initial Certificate Principal
                                       Balance of the Class [R-I] [R-II]
                                       Certificates:
Date of Pooling and Servicing          $100.00
Agreement and Cut-off Date:
September 1, 1996                      Initial Certificate Principal
                                       Balance of this Certificate:
First Distribution Date:               $_______________
October 25, 1996
                                       Percentage Interest:
Master Servicer:                       _______%
Residential Funding Corporation
                                       CUSIP ______-_____
Assumed Final Distribution Date:
September 25, 2026


                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1996-S20

        evidencing a percentage interest in any distributions allocable to the Class [R-I] [R-II] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

          This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

          This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class [R-I] [R-II] Certificates, both as specified above) in certain distributions with respect to a Trust Fund, consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [R-I] [R-II] Certificates on such Distribution Date.

          Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

          Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

          This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

          As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

          The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

          The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: September 26, 1996              BANKERS TRUST COMPANY
                                       as Trustee


                                 By:
                                         Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

          This is one of the Class [R-I] [R-II] Certificates referred to in the within-mentioned Agreement.

                                 BANKERS TRUST COMPANY,
                                 as Certificate Registrar


                                 By:
                                         Authorized Signatory

                                  ASSIGNMENT
                                  ----------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                          Signature by or on behalf of assignor




                                         Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _____________________________________________ account number
________________, or, if mailed by check, to ___________________________________
____________________ Applicable statements should be mailed to _________________
____________________________.

          This information is provided by _____________________________, the assignee named above, or __________________________________, as its agent.

                                   EXHIBIT E

                              CUSTODIAL AGREEMENT
                              -------------------

          THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of September 1, 1996, by and among BANKERS TRUST COMPANY, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                        W I T N E S S E T H   T H A T :
                        - - - - - - - - - -   - - - -

          WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of September 1, 1996, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1996-S20 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

          WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                                   ARTICLE I

                                  Definitions

          Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                 ARTICLE II

                         Custody of Mortgage Documents

          Section 2.1.  Custodian to Act as Agent; Acceptance of Mortgage Files.
                        -------------------------------------------------------
The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

          Section 2.2.  Recordation of Assignments.  If any Mortgage File
                        --------------------------
includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

          Section 2.3.  Review of Mortgage Files.
                        ------------------------

          (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

          (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection
(c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master

Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

          (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

          Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

          Section 2.4.  Notification of Breaches of Representations and
                        -----------------------------------------------
Warranties.  Upon discovery by the Custodian of a breach of any representation
----------
or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

          Section 2.5.  Custodian to Cooperate; Release of Mortgage Files.  Upon
                        -------------------------------------------------
the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

          From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage

File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

          Section 2.6.  Assumption Agreements.  In the event that any assumption
                        ---------------------
agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                  ARTICLE III

                            Concerning the Custodian

          Section 3.1.  Custodian a Bailee and Agent of the Trustee.  With
                        -------------------------------------------
respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

          Section 3.2.  Indemnification.  The Company hereby agrees to indemnify
                        ---------------
and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim.

Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

          Section 3.3.  Custodian May Own Certificates.  The Custodian in its
                        ------------------------------
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

          Section  3.4.  Master Servicer to Pay Custodian's Fees and Expenses.
                         ----------------------------------------------------
The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

          Section 3.5.  Custodian May Resign; Trustee May Remove Custodian.  The
                        --------------------------------------------------
Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

          The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

          Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

          Section 3.6.  Merger or Consolidation of Custodian.  Any Person into
                        ------------------------------------
which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 3.7.  Representations of the Custodian.  The Custodian hereby
                        --------------------------------
represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                   ARTICLE IV

                            Miscellaneous Provisions

          Section 4.1.  Notices.  All notices, requests, consents and demands
                        -------
and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

          Section 4.2.  Amendments.  No modification or amendment of or
                        ----------
supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

          Section 4.3.  Governing Law.  This Agreement shall be deemed a
                        -------------
contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

          Section 4.4.  Recordation of Agreement.  To the extent permitted by
                        ------------------------
applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 4.5.  Severability of Provisions.  If any one or more of the
                        --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

          IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                BANKERS TRUST COMPANY,
                                          as Trustee

Four Albany Street
New York, New York 10006

Attention:
Residential Funding Corporation
       Series 1996-S20
                                        By:
                                        Name:
                                        Title:  Vice President


Address:                                RESIDENTIAL FUNDING MORTGAGE
                                        SECURITIES I, INC.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437
                                        By:
                                        Name:
                                        Title:  Vice President


Address:                                RESIDENTIAL FUNDING
                                        CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 700
Minneapolis, Minnesota 55437
                                        By:
                                        Name:
                                        Title:  Director


Address:                                NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION
401 Second Avenue South
Minneapolis, Minnesota  55479

                                        By:
                                        Name:   Kathleen Marshall
                                        Title:  Trust Officer

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )


          On the 26th day of September, 1996, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a Vice President of Bankers Trust Company, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                 Notary Public


[SEAL]

STATE OF MINNESOTA  )
                    ) ss.:
COUNTY OF HENNEPIN  )


          On the 26th day of September, 1996, before me, a notary public in and for said State, personally appeared Kathleen Marshall, known to me to be a Trust Officer of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                 Notary Public


[SEAL]

STATE OF MINNESOTA  )
                    ) ss.:
COUNTY OF HENNEPIN  )


          On the 26th day of September, 1996, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public

[Notarial Seal]



STATE OF MINNESOTA       )
                         ) ss:
COUNTY OF HENNEPIN       )


          On the 26th day of September, 1996, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                 Notary Public

[Notarial Seal]

                                  EXHIBIT ONE

                               FORM OF CUSTODIAN
                             INITIAL CERTIFICATION


                                                            September 26, 1996


Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series 1996-S20

        Re: Custodial Agreement, dated as of September 1, 1996, by and among Bankers Trust Company, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S20
             ----------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION



                                    By:
                                    Name:
                                    Title:

                                  EXHIBIT TWO

                    FORM OF CUSTODIAN INTERIM CERTIFICATION



                         ________________ ____, 1996



Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series 1996-S20

        Re: Custodial Agreement dated as of September 1, 1996, by and among Bankers Trust company, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S20
             -----------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION



                                    By:
                                    Name:
                                    Title:

                                 EXHIBIT THREE

                     FORM OF CUSTODIAN FINAL CERTIFICATION



                              _____________ ___, 1996



Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series 1996-S20

        Re: Custodial Agreement dated as of September 1, 1996, by and among Bankers Trust Company, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S20
             ----------------------------------------------------------------

Ladies and Gentlemen:

        In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

        (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

        (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

        (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

        (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

        (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

        (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

        (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

        (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

        (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

        (v)  The Security Agreement;

        (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

        (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

        (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

        (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

        (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                              NORWEST BANK MINNESOTA,
                              NATIONAL  ASSOCIATION


                              By:
                              Name:
                              Title:

                                   EXHIBIT F

                            MORTGAGE LOAN SCHEDULE

  RUN ON     : 09/23/96           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 12.20.44          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S20                               CUTOFF : 09/01/96
  POOL       : 0004225
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1437819          306/F06             F          182,900.00         ZZ
                                         360        180,153.60          1
    12276 MANNIX ROAD                  8.500          1,406.35         75
                                       8.250          1,406.35      243,900.00
    SAN DIEGO        CA   92129          1            08/08/95         00
    0380185729                           05           10/01/95          0
    2275824                              O            09/01/25
    0


    1441466          051/728             F          192,500.00         ZZ
                                         360        191,080.90          1
    3736 CANDLEWOOD DRIVE              8.625          1,497.25         70
                                       8.375          1,497.25      278,000.00
    DOWNERS GROVE    IL   60515          2            08/24/95         00
    0380225590                           05           10/01/95          0
    30101324                             O            09/01/25
    0


    1444462          560/560             F          233,350.48         ZZ
                                         351        231,344.63          1
    7 CASTLE RD                        8.625          1,824.96         92
                                       8.375          1,824.96      256,000.00
    SHAMONG          NJ   08088          1            07/10/95         04
    450048186                            05           09/01/95         25
    450048186                            O            11/01/24
    0


    1447992          232/076             F          260,000.00         ZZ
                                         360        257,215.56          1
    222 SABINE DRIVE                   8.250          1,953.29         79
                                       8.000          1,953.29      330,000.00
    PENSACOLA BEACH  FL   32561          1            09/01/95         00
    891545                               05           10/01/95          0
1


    891545                               O            09/01/25
    0


    1457619          747/728             F          199,600.00         ZZ
                                         353        199,484.67          1
    10100 HATTERAS COURT               9.000          1,612.33         80
                                       8.750          1,612.33      249,515.00
    FORT MYERS       FL   33919          1            08/01/96         00
    0380503319                           03           09/01/96          0
    173095                               O            01/01/26
    0


    1470543          A35/A35             F          230,000.00         ZZ
                                         360        230,000.00          1
    2412 BURNETT STREET                8.000          1,687.66         65
                                       7.750          1,687.66      355,000.00
    BROOKLYN         NY   11229          1            08/07/96         00
    UNKNOWN                              05           10/01/96          0
    UNKNOWN                              O            09/01/26
    0


    1476606          637/G01             F          292,000.00         ZZ
                                         360        292,000.00          1
    204 THOMPSON GROVE ROAD            8.875          2,323.29         80
                                       8.625          2,323.29      365,307.00
    MANLAPAN         NJ   07726          1            08/21/96         00
    0430019083                           05           10/01/96          0
    4038915                              O            09/01/26
    0


    1479641          764/G01             F          586,500.00         ZZ
                                         360        586,500.00          1
    6 BRIGADIER                        8.750          4,614.00         70
                                       8.500          4,614.00      840,000.00
    IRVINE           CA   92715          2            08/02/96         00
    0430022905                           03           10/01/96          0
    890399                               O            09/01/26
    0


    1480026          098/728             F          219,600.00         ZZ
                                         360        219,600.00          1
    10 PAL COURT                       9.250          1,806.60         90
                                       9.000          1,806.60      244,000.00
    SHOREHAM         NY   11786          1            08/02/96         04
    0380504564                           05           10/01/96         25
    956118309                            O            09/01/26
    0


1


    1480984          171/728             F          300,000.00         ZZ
                                         360        299,822.88          1
    109 NORTH HIGHLAND AVENUE          8.625          2,333.37         69
                                       8.375          2,333.37      440,000.00
    LOS ANGELES      CA   90036          1            07/12/96         00
    0380502972                           05           09/01/96          0
    67092288                             O            08/01/26
    0


    1482525          B47/G01             F          303,600.00         ZZ
                                         360        303,600.00          1
    2515-D NORTH SEMINARY              8.750          2,388.42         80
                                       8.500          2,388.42      379,500.00
    CHICAGO          IL   60614          1            08/15/96         00
    0430010496                           09           10/01/96          0
    159923                               O            09/01/26
    0


    1485795          429/429             F          392,000.00         T
                                         360        388,038.63          1
    200 EAST 32ND STREET #35D          7.875          2,842.28         72
                                       7.625          2,842.28      550,000.00
    NEW YORK         NY   10016          2            02/09/96         00
    0021206768                           06           04/01/96          0
    0021206768                           O            03/01/26
    0


    1486338          B38/728             F          282,000.00         ZZ
                                         360        281,408.44          1
    607 TAMARACK ROAD                  9.250          2,319.94         80
                                       9.000          2,319.94      352,500.00
    CHESHIRE         CT   06410          1            04/25/96         00
    0380427105                           05           06/01/96          0
    1093                                 O            05/01/26
    0


    1486590          939/G01             F          135,000.00         ZZ
                                         360        135,000.00          1
    48-43 63RD STREET                  9.500          1,135.16         85
                                       9.250          1,135.16      160,000.00
    WOODSIDE         NY   11377          1            08/21/96         10
    0430016162                           05           10/01/96         12
    9603772                              O            09/01/26
    0


    1490410          B75/105             F          270,000.00         ZZ
                                         360        260,467.66          1
    847 TAMLEI                         9.375          2,245.72         75
                                       9.125          2,245.72      360,000.00
1


    THOUSAND OAKS    CA   91362          5            12/19/91         00
    79982                                05           02/01/92          0
    79982                                O            01/01/22
    0


    1497870          051/728             F          114,000.00         ZZ
                                         360        112,144.05          1
    2243 MARTIN STREET UNIT #212       9.000            917.27         95
                                       8.750            917.27      120,000.00
    IRVINE           CA   92715          1            05/09/94         12
    0380439027                           01           07/01/94         22
    10104143                             O            06/01/24
    0


    1498727          637/G01             F          262,000.00         ZZ
                                         360        262,000.00          1
    267 LINWOOD AVENUE                 8.875          2,084.59         75
                                       8.625          2,084.59      351,000.00
    CEDARHURST       NY   11516          5            08/05/96         00
    0430012864                           05           10/01/96          0
    9104530                              O            09/01/26
    0


    1499601          356/G01             F          220,500.00         ZZ
                                         360        220,373.13          1
    4735 DEL LOMA COURT                8.750          1,734.68         90
                                       8.500          1,734.68      245,000.00
    CAMPBELL         CA   95008          2            07/22/96         11
    0430014472                           05           09/01/96         25
    2353167                              O            08/01/26
    0


    1500496          A93/728             F          315,450.00         ZZ
                                         360        315,076.18          1
    1695 OCEAN BOULEVARD               8.625          2,453.54         90
                                       8.375          2,453.54      350,500.00
    ATLANTIC BEACH   NY   11509          1            06/21/96         10
    0380471194                           09           08/01/96         25
    UNKNOWN                              O            07/01/26
    0


    1500574          185/728             F          270,000.00         ZZ
                                         360        269,542.51          1
    954 20TH STREET #C                 8.875          2,148.25         90
                                       8.625          2,148.25      300,000.00
    SANTA MONICA     CA   90403          1            05/30/96         11
    0380503970                           01           07/01/96         25
    233628                               O            06/01/26
    0
1




    1501573          934/728             F          480,000.00         ZZ
                                         360        479,701.65          1
    9300 S.W. 140TH STREET             8.375          3,648.35         80
                                       8.125          3,648.35      600,000.00
    MIAMI            FL   33176          2            07/03/96         00
    0380486630                           05           09/01/96          0
    61005865                             O            08/01/26
    0


    1501576          A91/G01             F          161,000.00         ZZ
                                         360        161,000.00          1
    69 WOODBINE DR N                   8.750          1,266.59         75
                                       8.500          1,266.59      215,000.00
    HICKSVILLE       NY   11801          2            08/16/96         00
    0430012468                           05           10/01/96          0
    162587                               O            09/01/26
    0


    1502454          E57/728             F          225,000.00         ZZ
                                         360        224,647.37          1
    1615 NORTH TAPER AVENUE            9.250          1,851.02         90
                                       9.000          1,851.02      250,000.00
    SAN PEDRO AREA   CA   90731          1            05/10/96         12
    0380459686                           05           07/01/96         25
    47472005187                          O            06/01/26
    0


    1503036          742/G01             F          294,000.00         ZZ
                                         360        293,851.54          1
    6624 MADISON MCLEAN DRIVE          9.375          2,445.34         75
                                       9.125          2,445.34      392,000.00
    MCLEAN           VA   22101          2            07/26/96         00
    0430019059                           09           09/01/96          0
    4086112                              O            08/01/26
    0


    1503109          A93/G01             F          225,000.00         ZZ
                                         360        224,877.10          1
    153-18 32ND AVENUE                 9.000          1,810.40         90
                                       8.750          1,810.40      250,000.00
    FLUSHING         NY   11354          1            07/23/96         01
    0430000828                           05           09/01/96         25
    159686                               O            08/01/26
    0


    1503120          F46/728             F          720,000.00         ZZ
                                         360        719,645.85          1
1


    216 FAIRACRES ROAD                 9.500          6,054.15         75
                                       9.250          6,054.15      960,000.00
    OMAHA            NE   68132          2            07/10/96         00
    0380488792                           05           09/01/96          0
    115175                               O            08/01/26
    0


    1503456          253/253             F          990,000.00         ZZ
                                         360        990,000.00          1
    8727 DOUGLAS AVENUE                9.125          8,054.97         60
                                       8.875          8,054.97    1,650,000.00
    DALLAS           TX   75225          1            08/12/96         00
    319292                               05           10/01/96          0
    319292                               O            09/01/26
    0


    1504243          147/G01             F          265,000.00         ZZ
                                         360        264,843.54          1
    19 EL VERANO                       8.625          2,061.15         75
                                       8.375          2,061.15      355,000.00
    ORINDA           CA   94563          1            06/27/96         00
    0430017152                           05           09/01/96          0
    854204                               O            08/01/26
    0


    1504253          429/429             F          247,200.00         ZZ
                                         360        245,807.29          1
    877 MIAMIRIDGE DRIVE               7.875          1,792.38         80
                                       7.625          1,792.38      309,085.00
    LOVELAND         OH   45140          1            12/26/95         00
    21342860                             03           02/01/96          0
    21342860                             O            01/01/26
    0


    1504862          776/728             F          191,200.00         ZZ
                                         360        190,884.33          1
    2449 RUTLAND PLACE                 9.000          1,538.44         80
                                       8.750          1,538.44      239,950.00
    THOUSAND OAKS    CA   91362          1            05/20/96         00
    0380468224                           05           07/01/96          0
    2130992                              O            06/01/26
    0


    1504866          776/728             F          284,000.00         ZZ
                                         360        283,506.22          1
    4130 STONEYBROOK DRIVE             8.750          2,234.23         80
    (SHERMAN OAKS AREA)                8.500          2,234.23      355,000.00
    LOS ANGELES      CA   91403          2            05/06/96         00
    0380463407                           05           07/01/96          0
1


    2138055                              O            06/01/26
    0


    1504927          A91/728             F          232,000.00         ZZ
                                         360        231,882.84          1
    324 RUGBY ROAD                     9.375          1,929.66         80
                                       9.125          1,929.66      290,000.00
    BROOKLYN         NY   11226          1            07/22/96         00
    0380489410                           05           09/01/96          0
    1504927                              O            08/01/26
    0


    1505008          685/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
    2909 BOTTLEBRUSH DRIVE             9.000          4,023.11         68
                                       8.750          4,023.11      745,000.00
    LOS ANGELES      CA   90077          2            08/20/96         00
    0430028837                           05           10/01/96          0
    104770                               O            09/01/26
    0


    1505205          074/728             F          400,000.00         ZZ
                                         360        397,196.84          1
    7600 DOVER CANYON ROAD             8.875          3,182.58         67
                                       8.625          3,182.58      600,000.00
    TEMPLETON        CA   93465          2            08/21/95         00
    0380461732                           05           10/01/95          0
    1507049575                           O            09/01/25
    0


    1505327          A13/728             F          239,500.00         ZZ
                                         360        238,942.76          1
    8045 COUNTY ROAD 116               8.750          1,884.15         80
                                       8.500          1,884.15      300,000.00
    CORCORAN         MN   55340          2            04/30/96         00
    0380490749                           05           06/01/96          0
    960036097                            O            05/01/26
    0


    1505347          E61/G01             F          187,150.00         BB
                                         360        187,150.00          1
    16745 PONDEROSA COURT              9.750          1,607.91         80
                                       9.500          1,607.91      233,950.00
    MORGAN HILL      CA   95037          1            08/06/96         00
    0430013136                           05           10/01/96          0
    12731                                O            09/01/26
    0


1


    1505486          966/G01             F          284,785.00         ZZ
                                         360        284,785.00          1
    2813 SEMINARY CIRLCE               8.375          2,164.58         80
                                       8.125          2,164.58      355,982.00
    GARLAND          TX   75043          1            08/09/96         00
    0430014316                           05           10/01/96          0
    UNKNOWN                              O            09/01/26
    0


    1505578          147/G01             F          272,000.00         ZZ
                                         360        271,660.68          1
    140 SYRACUSE WALK                  8.375          2,067.40         80
                                       8.125          2,067.40      340,000.00
    LONG BEACH       CA   90803          1            06/24/96         00
    0430022152                           05           08/01/96          0
    509251                               O            07/01/26
    0


    1505599          637/G01             F          229,900.00         ZZ
                                         360        229,783.89          1
    421 EAST 19TH STREET               9.375          1,912.20         95
                                       9.125          1,912.20      242,000.00
    BROOKLYN         NY   11218          1            07/25/96         01
    0430012443                           05           09/01/96         30
    9105875                              O            08/01/26
    0


    1505762          965/728             F          112,800.00         ZZ
                                         360        112,673.05          1
    8667 EAST PALO VERDE DRIVE         8.875            897.49         80
                                       8.625            897.49      141,000.00
    SCOTTSDALE       AZ   85250          1            06/20/96         00
    0380490582                           05           08/01/96          0
    5044221                              O            07/01/26
    0


    1505938          976/728             F          650,000.00         ZZ
                                         360        649,644.95          1
    530 EAST CHANNEL ROAD              9.000          5,230.05         69
                                       8.750          5,230.05      950,000.00
    SANTA MONICA AR  CA   90402          1            07/09/96         00
    0380503079                           05           09/01/96          0
    144954                               O            08/01/26
    0


    1506149          668/728             F          272,000.00         ZZ
                                         360        271,299.02          1
    327 WOODRIDGE WAY                  8.250          2,043.45         80
                                       8.000          2,043.45      340,000.00
1


    INCLINE VILLAGE  NV   89451          2            04/23/96         00
    0380485988                           05           06/01/96          0
    6723753                              O            05/01/26
    0


    1506156          637/G01             F          236,750.00         ZZ
                                         360        236,630.44          1
    6 HARTFORD COURT                   9.375          1,969.17         90
                                       9.125          1,969.17      263,100.00
    ALGONQUIN        IL   60102          2            07/19/96         19
    0430007096                           05           09/01/96         25
    9206913                              O            08/01/26
    0


    1506159          147/G01             F          133,700.00         ZZ
                                         360        133,623.08          1
    1141 NW 162TH AVENUE               8.750          1,051.82         71
                                       8.500          1,051.82      190,000.00
    PEMBROKE PINES   FL   33026          2            07/01/96         00
    0430017418                           03           09/01/96          0
    507240                               O            08/01/26
    0


    1506284          664/728             F          255,000.00         ZZ
                                         360        254,713.02          1
    4950 DOBKIN AVENUE                 8.875          2,028.90         72
                                       8.625          2,028.90      355,000.00
    TARZANA AREA     CA   91356          1            06/04/96         00
    0380499401                           05           08/01/96          0
    2178028                              O            07/01/26
    0


    1506461          171/728             F          118,300.00         ZZ
                                         360        118,180.05          1
    8213 ROSEMEAD BOULEVARD            9.375            983.96         94
                                       9.125            983.96      126,000.00
    PICO RIVERA      CA   90660          2            06/27/96         01
    0380495383                           05           08/01/96         30
    67094458                             O            07/01/26
    0


    1506465          664/728             F          220,000.00         ZZ
                                         360        219,876.66          1
    147 MT KENNEDY DRIVE               8.875          1,750.42         64
                                       8.625          1,750.42      345,000.00
    MARTINEZ         CA   94553          2            07/12/96         00
    0380506601                           05           09/01/96          0
    2152718                              O            08/01/26
    0
1




    1506503          111/111             F          356,000.00         ZZ
                                         360        353,641.94          1
    43511 BOW CANYON ROAD              9.000          2,864.46         80
                                       8.750          2,864.46      445,000.00
    BIG BEAR LAKE    CA   92315          4            05/31/96         00
    679621                               05           07/01/96          0
    679621                               O            06/01/26
    0


    1506671          171/728             F          272,000.00         ZZ
                                         360        271,839.41          1
    23772 CLARENDON STREET             8.625          2,115.59         78
    WOODLAND HILLS AREA                8.375          2,115.59      350,000.00
    LOS ANGELES      CA   91367          1            07/03/96         00
    0380502592                           05           09/01/96          0
    67094450                             O            08/01/26
    0


    1506672          808/728             F          300,000.00         ZZ
                                         360        300,000.00          1
    1001 SOUTH DODSON AVENUE           8.750          2,360.11         65
    (SAN PEDRO AREA)                   8.500          2,360.11      464,000.00
    LOS ANGELES      CA   90732          1            08/01/96         00
    0380504291                           05           10/01/96          0
    9300985                              O            09/01/26
    0


    1506788          147/728             F          195,200.00         ZZ
                                         360        194,684.02          1
    1362 WEST 20TH STREET              8.125          1,449.36         80
                                       7.875          1,449.36      244,050.00
    SAN PEDRO AREA   CA   90732          1            04/22/96         00
    0380502683                           05           06/01/96          0
    497845                               O            05/01/26
    0


    1506889          B75/728             F          938,000.00         ZZ
                                         360        936,888.43          1
    3805 MAPLEWOOD AVENUE              8.625          7,295.67         70
                                       8.375          7,295.67    1,340,000.00
    HIGHLAND PARK    TX   75205          1            06/06/96         00
    0380489501                           05           08/01/96          0
    2584431                              O            07/01/26
    0


    1506921          731/728             F          350,000.00         ZZ
                                         360        349,803.78          1
1


    4231 BLACKBERRY LANE               8.875          2,784.76         80
                                       8.625          2,784.76      440,000.00
    SOMIS AREA       CA   93066          1            07/09/96         00
    0380503350                           05           09/01/96          0
    8000280                              O            08/01/26
    0


    1506935          429/429             F          300,800.00         ZZ
                                         360        295,476.17          1
    9 WEATHERLEA DRIVE                 7.750          2,154.97         80
                                       7.500          2,154.97      377,477.00
    COLLEGEVILLE     PA   19426          1            09/29/95         00
    21333117                             05           11/01/95          0
    21333117                             O            10/01/25
    0


    1507133          E36/728             F          173,000.00         ZZ
                                         240        172,753.07          1
    27 MEADOWFIELD LANE                9.375          1,598.49         66
                                       9.125          1,598.49      263,200.00
    GLEN COVE        NY   11542          1            07/17/96         00
    0380486770                           05           09/01/96          0
    1507133                              O            08/01/16
    0


    1507158          742/728             F          235,650.00         ZZ
                                         360        235,514.42          1
    102 OLD OAK ROAD                   8.750          1,853.86         80
                                       8.500          1,853.86      294,600.00
    WARWICK          NY   10990          1            08/01/96         00
    0380504622                           05           09/01/96          0
    4092979                              O            08/01/26
    0


    1508172          B75/B75             F          650,000.00         ZZ
                                         360        630,849.80          1
    763 WARREN AVENUE                  7.050          4,346.32         55
                                       6.800          4,346.32    1,200,000.00
    MALVERN          PA   19355          2            11/17/93         00
    88359                                05           01/01/94          0
    88359                                O            12/01/23
    0


    1508173          B75/B75             F          365,000.00         ZZ
                                         360        351,916.90          1
    300 LLANFAIR ROAD                  7.050          2,440.62         48
                                       6.800          2,440.62      770,000.00
    WYNNEWOOD        PA   19096          2            10/12/93         00
    45962                                05           12/01/93          0
1


    45962                                O            11/01/23
    0


    1508174          B75/B75             F          227,300.00         ZZ
                                         360        220,885.51          1
    683 MILL ROAD                      7.100          1,527.53         62
                                       6.850          1,527.53      370,000.00
    VILLANOVA        PA   19085          2            10/01/93         00
    45971                                05           02/01/94          0
    45971                                O            01/01/24
    0


    1508176          B75/B75             F          260,000.00         ZZ
                                         360        252,193.29          1
    435 MULBERRY LANE                  7.300          1,782.48         53
                                       7.050          1,782.48      498,000.00
    HAVERFORD        PA   19041          2            09/27/93         00
    88348                                05           11/01/93          0
    88348                                O            10/01/23
    0


    1508177          B75/B75             F          450,000.00         ZZ
                                         360        437,392.02          1
    382 PENN ROAD                      7.500          3,146.47         62
                                       7.250          3,146.47      728,000.00
    WYNNEWOOD        PA   19096          2            10/07/93         00
    237190                               05           12/01/93          0
    237190                               O            11/01/23
    0


    1508178          B75/B75             F          285,900.00         ZZ
                                         360        278,988.22          1
    436 MORRIS AVENUE                  7.550          2,008.85         66
                                       7.300          2,008.85      435,000.00
    BRYN MAWR        PA   19010          2            02/22/94         00
    64681                                05           04/01/94          0
    64681                                O            03/01/24
    0


    1508179          B75/B75             F          245,000.00         ZZ
                                         360        234,187.85          1
    38 LLANGOLLEN LANE                 7.600          1,729.88         64
                                       7.350          1,729.88      385,000.00
    NEWTOWN SQUARE   PA   19073          5            09/16/93         00
    237200                               05           11/01/93          0
    237200                               O            10/01/23
    0


1


    1508187          B75/B75             F          250,000.00         ZZ
                                         360        242,514.00          1
    15 LONG STEM LANE                  7.650          1,773.79         75
                                       7.400          1,773.79      337,000.00
    RICHBORO         PA   18954          2            07/08/93         00
    270244                               05           09/01/93          0
    270244                               O            08/01/23
    0


    1508190          B24/728             F          268,700.00         ZZ
                                         360        268,420.33          1
    23 INDIAN LEDGE DRIVE              9.250          2,210.53         80
                                       9.000          2,210.53      335,900.00
    TRUMBULL         CT   06611          1            06/27/96         00
    0380472002                           05           08/01/96          0
    107972                               O            07/01/26
    0


    1508191          B75/B75             F          252,500.00         ZZ
                                         360        244,708.45          1
    715 GOVERNORS CIRCLE               7.650          1,791.52         77
                                       7.400          1,791.52      330,000.00
    NEWTOWN SQUARE   PA   19073          2            06/22/93         00
    114503                               05           08/01/93          0
    114503                               O            07/01/23
    0


    1508199          B75/B75             F          247,500.00         ZZ
                                         360        240,869.77          1
    1211 SPRING MEADOW LANE            7.000          1,646.62         75
                                       6.750          1,646.62      330,000.00
    LANSDALE         PA   19446          2            01/28/94         00
    13580                                05           04/01/94          0
    13580                                O            03/01/24
    0


    1508201          B75/B75             F          381,300.00         ZZ
                                         360        367,829.90          1
    205 NORTH BROOK ROAD               8.100          2,824.47         64
                                       7.830          2,824.47      600,000.00
    WEST CHESTER     PA   19382          2            10/26/92         00
    38172                                05           12/01/92          0
    38172                                O            11/01/22
    0


    1508223          559/728             F          290,000.00         ZZ
                                         360        289,828.78          1
    12966 PINEWOODS ROAD               8.625          2,255.60         90
                                       8.375          2,255.60      322,500.00
1


    NEVADA CITY      CA   95959          1            07/10/96         11
    0380496928                           05           09/01/96         20
    5346200                              O            08/01/26
    0


    1508238          637/G01             F          164,250.00         ZZ
                                         360        164,250.00          1
    29 JOMARR COURT                    9.000          1,321.60         75
                                       8.750          1,321.60      219,000.00
    MASSAPEQUA       NY   11758          1            08/05/96         00
    0430012195                           05           10/01/96          0
    922225800                            O            09/01/26
    0


    1508454          976/728             F          225,000.00         ZZ
                                         360        224,883.35          1
    7960 EMERSON PLACE                 9.250          1,851.02         75
                                       9.000          1,851.02      300,000.00
    ROSEMEAD         CA   91770          1            07/03/96         00
    0380503871                           05           09/01/96          0
    229890                               O            08/01/26
    0


    1508463          E61/G01             F          263,200.00         ZZ
                                         360        263,200.00          1
    355 VIA LARGO                      8.875          2,094.14         80
                                       8.625          2,094.14      329,000.00
    MORGAN HILL      CA   95037          1            08/07/96         00
    0430013565                           05           10/01/96          0
    12807                                O            09/01/26
    0


    1508539          776/728             F          266,400.00         ZZ
                                         360        266,067.68          1
    5812 MELISSA LANE                  8.375          2,024.83         80
    (WOODLAND HILLS AREA)              8.125          2,024.83      333,000.00
    LOS ANGELES      CA   91367          1            06/06/96         00
    0380497918                           05           08/01/96          0
    2132814                              O            07/01/26
    0


    1508983          637/728             F          448,000.00         ZZ
                                         360        445,158.70          1
    7785 WEST TARA AVENUE              8.500          3,444.74         80
                                       8.250          3,444.74      565,000.00
    LAS VEGAS        NV   89117          2            05/30/96         00
    0380471996                           05           07/01/96          0
    4880159                              O            06/01/26
    0
1




    1509074          926/728             F          910,000.00         T
                                         360        907,477.09          1
    9 GALLEON ROAD                     9.000          7,322.07         65
                                       8.750          7,322.07    1,400,000.00
    HILTON HEAD ISL  SC   29928          1            03/27/96         00
    0380495573                           03           05/01/96          0
    UNKNOWN                              O            04/01/26
    0


    1509075          375/728             F          307,500.00         ZZ
                                         360        307,171.46          1
    233 HIGHLAND DRIVE                 9.125          2,501.93         75
                                       8.875          2,501.93      410,000.00
    APTOS            CA   95003          1            06/03/96         00
    0380482498                           05           08/01/96          0
    UNKNOWN                              O            07/01/26
    0


    1509109          076/076             F          412,000.00         ZZ
                                         360        411,769.02          1
    130 SIXTH AVENUE                   8.875          3,278.06         80
                                       8.625          3,278.06      515,000.00
    SANTA CRUZ       CA   95062          1            07/15/96         00
    6178222                              05           09/01/96          0
    6178222                              O            08/01/26
    0


    1509154          A91/728             F          218,000.00         ZZ
                                         360        217,778.98          1
    136 SOUNDVIEW DRIVE                9.375          1,813.21         69
                                       9.125          1,813.21      318,000.00
    PORT WASHINGTON  NY   11050          1            07/01/96         00
    0380475443                           05           08/01/96          0
    11316                                O            07/01/26
    0


    1509157          562/728             F          118,500.00         ZZ
                                         360        118,309.35          2
    23 ST. JOSEPH STREET               9.125            964.16         70
                                       8.875            964.16      170,000.00
    NEW ROCHELLE     NY   10805          1            06/24/96         00
    0380479890                           05           08/01/96          0
    515122                               O            07/01/26
    0


    1509268          F41/728             F          464,000.00         ZZ
                                         360        463,765.68          1
1


    65 STONE ROOT LANE                 9.375          3,859.32         80
                                       9.125          3,859.32      580,000.00
    CONCORD          MA   01742          1            07/11/96         00
    0380502873                           05           09/01/96          0
    11500265                             O            08/01/26
    0


    1509346          497/497             F          250,000.00         ZZ
                                         360        250,000.00          1
    17 MAGNOLIA AVENUE                 9.000          2,011.56         33
                                       8.750          2,011.56      770,000.00
    LARKSPUR         CA   94939          5            08/01/96         00
    9900217838                           05           10/01/96          0
    9900217838                           O            09/01/26
    0


    1509407          470/728             F          180,000.00         ZZ
                                         360        179,812.64          1
    7227 MARINA PACIFICA DRIVE         9.250          1,480.82         80
                                       9.000          1,480.82      225,000.00
    LONG BEACH       CA   90803          2            06/10/96         00
    0380481615                           02           08/01/96          0
    23000590                             O            07/01/26
    0


    1509420          976/728             F          265,600.00         ZZ
                                         360        265,149.96          1
    2950 RED BLUFF CIRCLE              8.875          2,113.24         79
                                       8.625          2,113.24      340,000.00
    SAN ANGELO       TX   76904          2            05/28/96         00
    0380485384                           02           07/01/96          0
    686544                               O            06/01/26
    0


    1509537          976/728             F          277,200.00         ZZ
                                         360        276,093.40          1
    15923 TRANQUIL PARK COURT          8.125          2,058.21         74
                                       7.875          2,058.21      375,000.00
    SPRING           TX   77379          2            02/22/96         00
    0380503343                           03           04/01/96          0
    801226                               O            03/01/26
    0


    1509583          936/728             F          260,000.00         ZZ
                                         360        259,699.71          1
    197 EIGHTH STREET #330             8.750          2,045.43         80
                                       8.500          2,045.43      327,000.00
    CHARLESTOWN      MA   02129          1            06/14/96         00
    0380502626                           06           08/01/96          0
1


    6077259                              O            07/01/26
    0


    1509661          A83/G01             F           85,500.00         ZZ
                                         360         85,455.67          1
    7 RAVENSWORTH ROAD                 9.250            703.39         75
                                       9.000            703.39      114,000.00
    TAYLORS          SC   29687          1            07/18/96         00
    0430012930                           05           09/01/96          0
    132212                               O            08/01/26
    0


    1509703          A91/G01             F          290,000.00         ZZ
                                         360        289,853.56          2
    31 GEIGERICH PLACE                 9.375          2,412.07         62
                                       9.125          2,412.07      470,000.00
    STATEN ISLAND    NY   10307          2            07/30/96         00
    0430003210                           05           09/01/96          0
    160691                               O            08/01/26
    0


    1509935          560/560             F          294,500.00         ZZ
                                         360        294,209.13          1
    4535 E PALOMINO DRIVE              9.500          2,476.32         95
                                       9.250          2,476.32      310,000.00
    PHOENIX          AZ   85018          1            06/10/96         04
    450453741                            05           08/01/96         30
    450453741                            O            07/01/26
    0


    1509982          559/G01             F          555,000.00         ZZ
                                         360        555,000.00          1
    18584 SOBEY ROAD                   8.750          4,366.19         46
                                       8.500          4,366.19    1,230,072.00
    SARATOGA         CA   95070          2            08/14/96         00
    0430026344                           05           10/01/96          0
    5347299                              O            09/01/26
    0


    1511565          559/728             F          230,000.00         ZZ
                                         353        229,566.78          1
    3108 ROYAL DRIVE                   8.625          1,796.50         80
                                       8.375          1,796.50      290,500.00
    CAMERON PARK     CA   95682          4            07/22/96         00
    0380506163                           05           07/01/96          0
    0381400                              O            11/01/25
    0


1


    1511570          559/728             F          417,000.00         ZZ
                                         350        416,195.97          1
    1145 MEADOW RIDGE                  8.625          3,263.28         70
                                       8.375          3,263.28      603,400.00
    WATSONVILLE      CA   95076          4            07/13/95         00
    0380503780                           03           07/01/96          0
    0354472                              O            08/01/25
    0


    1511744          635/635             F          400,000.00         ZZ
                                         360        399,792.62          1
    17 HILL AND TREE CT                9.250          3,290.71         73
                                       9.000          3,290.71      555,000.00
    MELVILLE         NY   11747          1            07/31/96         00
    654402700                            05           09/01/96          0
    654402700                            O            08/01/26
    0


    1511799          227/728             F          260,000.00         ZZ
                                         360        259,675.66          1
    3226 COUNTRY CLUB PKWY             8.375          1,976.19         69
                                       8.125          1,976.19      378,272.00
    CASTLE ROCK      CO   80104          1            06/14/96         00
    0380500372                           05           08/01/96          0
    1662217                              O            07/01/26
    0


    1511802          369/728             F          230,150.00         ZZ
                                         360        229,897.63          1
    7811 N. THAMES DRIVE               9.000          1,851.84         80
                                       8.750          1,851.84      290,000.00
    BLOOMINGTON      IN   47408          2            06/21/96         00
    0380505645                           05           08/01/96          0
    49273238                             O            07/01/26
    0


    1511810          470/728             F          282,800.00         ZZ
                                         360        282,456.14          1
    15 CRESCENT ROAD                   8.500          2,174.49         80
                                       8.250          2,174.49      355,000.00
    CORTE MADERA     CA   94925          1            06/11/96         00
    0380487158                           05           08/01/96          0
    25080947                             O            07/01/26
    0


    1511818          731/728             F          252,000.00         ZZ
                                         360        251,723.67          1
    3708 MCKINLEY BOULEVARD            9.000          2,027.65         80
                                       8.750          2,027.65      315,000.00
1


    SACRAMENTO       CA   95816          1            06/12/96         00
    0380504333                           05           08/01/96          0
    3000778                              O            07/01/26
    0


    1511894          B24/G01             F           96,000.00         ZZ
                                         360         96,000.00          1
    150 HOPE STREET                    8.875            763.82         60
    UNIT 3                             8.625            763.82      161,000.00
    STAMFORD         CT   06906          1            08/14/96         00
    0430010165                           01           10/01/96          0
    161638                               O            09/01/26
    0


    1511907          637/G01             F          337,500.00         ZZ
                                         360        337,500.00          1
    2 TARGET ROCK DRIVE                8.625          2,625.04         75
                                       8.375          2,625.04      450,000.00
    LLOYD NECK       NY   11743          1            08/19/96         00
    0430022160                           05           10/01/96          0
    9226960                              O            09/01/26
    0


    1512145          638/G01             F          103,200.00         ZZ
                                         360        103,149.24          1
    1737 S.W. HARTLEY AVENUE           9.500            867.76         68
                                       9.250            867.76      154,000.00
    GRESHAM          OR   97080          1            07/26/96         00
    0430018440                           05           09/01/96          0
    8586096                              O            08/01/26
    0


    1512224          828/728             F          251,100.00         ZZ
                                         360        250,959.22          1
    30045 ROYAL MUSTANG CIRCLE         8.875          1,997.87         70
                                       8.625          1,997.87      360,000.00
    FAIR OAKS RANCH  TX   78015          2            07/18/96         00
    0380502600                           05           09/01/96          0
    66040071                             O            08/01/26
    0


    1512345          147/G01             F          416,000.00         ZZ
                                         360        415,766.78          1
    15 RIMROCK                         8.875          3,309.89         80
                                       8.625          3,309.89      520,000.00
    IRVINE           CA   92714          1            07/18/96         00
    0430017426                           03           09/01/96          0
    509508                               O            08/01/26
    0
1




    1512394          816/G01             F          242,000.00         ZZ
                                         360        242,000.00          1
    1602 EAST MILLCREEK WAY            9.375          2,012.83         70
                                       9.125          2,012.83      347,000.00
    SALT LAKE CITY   UT   84106          5            08/09/96         00
    0430019463                           05           10/01/96          0
    140629                               O            09/01/26
    0


    1512736          965/728             F          243,450.00         ZZ
                                         360        243,313.52          1
    13555 EAST ESTRELLA AVENUE         8.875          1,937.00         90
                                       8.625          1,937.00      270,535.00
    SCOTTSDALE       AZ   85259          1            06/26/96         11
    0380505934                           03           09/01/96         25
    156929                               O            08/01/26
    0


    1512825          B24/G01             F          233,750.00         ZZ
                                         360        233,628.82          1
    93 STONY HILL ROAD                 9.250          1,923.00         85
                                       9.000          1,923.00      275,000.00
    RIDGEFIELD       CT   06877          1            07/29/96         01
    0430000919                           05           09/01/96         12
    1512825                              O            08/01/26
    0


    1512934          171/728             F          238,500.00         ZZ
                                         360        238,210.00          1
    31029 OAK GLEN LANE                8.500          1,833.86         90
                                       8.250          1,833.86      265,000.00
    VALLEY CENTER    CA   92082          1            06/21/96         10
    0380505041                           05           08/01/96         25
    28061213                             O            07/01/26
    0


    1513029          051/728             F          358,050.00         ZZ
                                         360        357,854.43          1
    400 MINER ROAD                     9.000          2,880.95         77
                                       8.750          2,880.95      465,000.00
    ORINDA           CA   94563          1            07/11/96         00
    0380486861                           05           09/01/96          0
    16102391                             O            08/01/26
    0


    1513049          B99/728             F          400,000.00         ZZ
                                         360        400,000.00          1
1


    60 GRALYN ROAD                     8.125          2,969.99         64
                                       7.875          2,969.99      630,000.00
    NEWTON           MA   02159          1            08/06/96         00
    0380498882                           05           10/01/96          0
    KC965251                             O            09/01/26
    0


    1513096          757/757             F          400,000.00         ZZ
                                         348        399,740.73          1
    2860 CAMP BRANCH ROAD              8.625          3,134.27         58
                                       8.375          3,134.27      700,000.00
    BUFORD           GA   30519          4            07/08/96         00
    XXXXX                                05           09/01/96          0
    XXXXX                                O            08/01/25
    0


    1513122          526/G01             F          246,500.00         BB
                                         360        246,102.58          1
    2149 HIDDEN VALLEY LANE            9.125          2,005.61         90
                                       8.875          2,005.61      275,000.00
    SILVER SPRING    MD   20904          2            05/22/96         04
    0430027045                           05           07/01/96         17
    0123962                              O            06/01/26
    0


    1513147          526/728             F          225,000.00         ZZ
                                         360        224,628.52          1
    3074 FOREST LANE                   9.000          1,810.40         78
                                       8.750          1,810.40      288,600.00
    MADERA           CA   93637          1            05/10/96         00
    0380502469                           05           07/01/96          0
    0052601                              O            06/01/26
    0


    1513191          F45/F45             F          243,260.00         ZZ
                                         360        242,837.05          1
    7 JESSICA LANE                     8.750          1,913.73         91
                                       8.500          1,913.73      270,258.00
    ROXBURY          NJ   07876          1            05/30/96         10
    0780569                              05           07/01/96         25
    0780569                              O            06/01/26
    0


    1513464          742/728             F          225,000.00         ZZ
                                         360        225,000.00          1
    181 WEST SIDE AVE                  8.875          1,790.20         75
                                       8.625          1,790.20      300,000.00
    FREEPORT         NY   11520          1            08/16/96         00
    0380505975                           05           10/01/96          0
1


    4101952                              O            09/01/26
    0


    1513501          375/728             F          538,000.00         ZZ
                                         360        537,665.60          1
    2272 HIKINO STREET                 8.375          4,089.19         64
                                       8.125          4,089.19      845,000.00
    HONOLULU         HI   96821          5            07/25/96         00
    0380502956                           03           09/01/96          0
    3271769W                             O            08/01/26
    0


    1513511          375/728             F          448,000.00         T
                                         360        447,742.25          1
    1430 LAUKAHI STREET                8.750          3,524.42         72
                                       8.500          3,524.42      625,000.00
    HONOLULU         HI   96821          2            07/25/96         00
    0380502766                           05           09/01/96          0
    627462                               O            08/01/26
    0


    1513525          731/G01             F          568,000.00         ZZ
                                         360        568,000.00          1
    16101 ROYAL OAK ROAD               8.875          4,519.26         80
    ENCINO AREA                        8.625          4,519.26      710,000.00
    CITY OF LOS ANG  CA   91436          1            08/09/96         00
    0430014548                           05           10/01/96          0
    411912071                            O            09/01/26
    0


    1513714          F45/F45             F          328,000.00         ZZ
                                         360        327,621.20          1
    53 CENTRAL AVE.                    8.750          2,580.38         80
                                       8.500          2,580.38      410,000.00
    GLEN ROCK        NJ   07452          1            06/17/96         00
    0781864                              05           08/01/96          0
    0781864                              O            07/01/26
    0


    1513822          387/387             F          276,000.00         ZZ
                                         360        275,532.37          1
    329 BORICA DRIVE                   8.875          2,195.98         80
                                       8.625          2,195.98      345,000.00
    DANVILLE         CA   94526          1            05/17/96         00
    785014                               03           07/01/96          0
    785014                               O            06/01/26
    0


1


    1513825          387/387             F          267,200.00         ZZ
                                         360        266,710.94          1
    901 BERYL STREET                   8.500          2,054.54         80
                                       8.250          2,054.54      334,000.00
    SAN DIEGO        CA   92109          1            05/22/96         00
    773465                               01           07/01/96          0
    773465                               O            06/01/26
    0


    1513962          776/G01             F          223,550.00         ZZ
                                         360        223,550.00          1
    2729 LOS ALTOS DRIVE               9.000          1,798.74         85
                                       8.750          1,798.74      263,000.00
    SAN JOSE         CA   95121          2            08/22/96         01
    0430027789                           05           10/01/96         12
    6233665                              O            09/01/26
    0


    1513973          881/G01             F          123,200.00         ZZ
                                         360        123,139.40          1
    917 NORTH CALIFORNIA STREET        9.500          1,035.93         70
                                       9.250          1,035.93      176,000.00
    BURBANK          CA   91505          1            07/22/96         00
    0430026492                           05           09/01/96          0
    103735                               O            08/01/26
    0


    1514024          F02/728             F          304,000.00         ZZ
                                         360        303,017.33          1
    3177 CAMINO PORTOFINO              8.250          2,283.85         80
                                       8.000          2,283.85      380,100.00
    FALLBROOK        CA   92028          4            03/21/96         00
    0380499641                           05           05/01/96          0
    600006862                            O            04/01/26
    0


    1514045          F02/728             F          220,000.00         ZZ
                                         360        219,147.01          1
    1071 HWY 95 NORTH                  8.250          1,652.79         80
                                       8.000          1,652.79      275,000.00
    WEISER           ID   83672          1            03/05/96         00
    0380499146                           05           05/01/96          0
    206625976                            O            04/01/26
    0


    1514050          F02/728             F          260,000.00         ZZ
                                         360        258,112.29          1
    3650 HIGHWAY 98 EAST               8.250          1,953.29         80
    #19                                8.000          1,953.29      325,000.00
1


    DESTIN           FL   32541          1            09/28/95         00
    0380499179                           09           11/01/95          0
    206904611                            O            10/01/25
    0


    1514114          637/728             F          224,000.00         ZZ
                                         360        223,726.85          1
    124 STONEWOOD COURT                8.750          1,762.21         80
                                       8.500          1,762.21      280,000.00
    LAS VEGAS        NV   89107          5            06/25/96         00
    0380503996                           05           08/01/96          0
    9217209                              O            07/01/26
    0


    1514180          F02/728             F          256,500.00         ZZ
                                         360        252,579.91          1
    341 BEACHSIDE DRIVE                9.250          2,110.16         90
                                       9.000          2,110.16      285,000.00
    TRINIDAD         TX   75163          1            05/09/96         10
    0380499658                           03           07/01/96         25
    600083149                            O            06/01/26
    0


    1514264          751/728             F          161,250.00         ZZ
                                         360        161,250.00          1
    945 SOUTH EUCLID AVENUE            8.500          1,239.87         75
                                       8.250          1,239.87      215,000.00
    PASADENA         CA   91106          1            08/05/96         00
    0380503368                           05           10/01/96          0
    101771                               O            09/01/26
    0


    1514287          B26/G01             F          225,000.00         ZZ
                                         360        225,000.00          1
    12 DEEPDALE COURT                  7.875          1,631.41         70
                                       7.625          1,631.41      325,000.00
    GLEN COVE        NY   11542          1            08/12/96         00
    0430013078                           05           10/01/96          0
    1311011624R                          O            09/01/26
    0


    1514328          624/G01             F          300,000.00         T
                                         360        300,000.00          1
    1750 DEER VALLEY DRIVE NORTH       9.000          2,413.87         72
    #103                               8.750          2,413.87      420,000.00
    PARK CITY        UT   84060          1            08/01/96         00
    0430010355                           01           10/01/96          0
    65026560066                          O            09/01/26
    0
1




    1514335          559/728             F          288,000.00         ZZ
                                         353        287,657.36          1
    460 TEVIS TRAIL                    8.875          2,300.69         80
                                       8.625          2,300.69      360,000.00
    HOLLISTER        CA   95023          1            07/01/96         00
    0380503152                           05           08/01/96          0
    0393850                              O            12/01/25
    0


    1514337          559/728             F          460,000.00         ZZ
                                         350        459,439.48          1
    122G GEMINI COURT                  8.875          3,681.31         72
                                       8.625          3,681.31      640,000.00
    LOS GATOS        CA   95032          1            07/01/96         00
    0380504457                           05           08/01/96          0
    0362087                              O            09/01/25
    0


    1514341          559/728             F          337,690.00         ZZ
                                         353        337,288.24          1
    2291 ETHEL DRIVE                   8.875          2,697.64         75
                                       8.625          2,697.64      451,000.00
    RESCUE           CA   95672          4            07/01/96         00
    0380503335                           03           08/01/96          0
    0407288                              O            12/01/25
    0


    1514364          E57/728             F           60,000.00         ZZ
                                         360         59,967.23          1
    2108 MIDDLEBOROUGH ROAD            9.000            482.77         51
                                       8.750            482.77      118,000.00
    BALTIMORE        MD   21221          5            07/08/96         00
    0380505751                           05           09/01/96          0
    49252005224                          O            08/01/26
    0


    1514379          731/728             F          164,900.00         ZZ
                                         360        164,809.93          1
    251 CHYNOWETH AVENUE               9.000          1,326.82         76
                                       8.750          1,326.82      217,000.00
    SAN JOSE         CA   95118          1            07/01/96         00
    0380495805                           09           09/01/96          0
    112152313                            O            08/01/26
    0


    1514439          635/635             F          235,950.00         ZZ
                                         360        235,814.25          1
1


    331 TIMBERCREEK DRIVE              8.750          1,856.22         77
                                       8.500          1,856.22      309,300.00
    LAKE JACKSON     TX   77566          4            07/30/96         00
    637244500                            05           09/01/96          0
    637244500                            O            08/01/26
    0


    1514442          181/181             F          263,250.00         ZZ
                                         360        262,293.67          1
    2709 KINGSLEY ROAD                 7.875          1,908.75         75
                                       7.625          1,908.75      351,000.00
    RALEIGH          NC   27612          5            03/21/96         00
    5060788                              05           05/01/96          0
    5060788                              O            04/01/26
    0


    1514449          635/635             F           93,750.00         ZZ
                                         360         93,750.00          1
    208-12 WESTERVELT AVENUE           9.625            796.87         75
                                       9.375            796.87      125,000.00
    NORTH PLAINFIEL  NJ   07060          1            08/28/96         00
    6550776                              05           10/01/96          0
    6550776                              O            09/01/26
    0


    1514749          696/728             F          416,000.00         ZZ
                                         360        415,789.92          1
    9455 DERAMUS FARM COURT            9.375          3,460.08         80
                                       9.125          3,460.08      520,000.00
    VIENNA           VA   22182          1            07/16/96         00
    0380494824                           03           09/01/96          0
    2147813                              O            08/01/26
    0


    1514793          439/G01             F          138,800.00         ZZ
                                         360        138,720.96          1
    2611 NEWHALL STREET                8.800          1,096.91         69
                                       8.550          1,096.91      204,000.00
    SAN FRANCISCO    CA   94124          1            06/27/96         00
    0430008698                           07           09/01/96          0
    1861548                              O            08/01/26
    0


    1514921          896/G01             F          175,000.00         ZZ
                                         360        175,000.00          1
    1800 CARLINGTON  COURT             9.375          1,455.56         73
                                       9.125          1,455.56      240,000.00
    GRAYSON          GA   30221          2            07/31/96         00
    0430009613                           05           10/01/96          0
1


    UNKNOWN                              O            09/01/26
    0


    1514963          624/G01             F          275,000.00         T
                                         360        275,000.00          1
    1760 DEER VALLEY DRIVE NO. 201     8.875          2,188.02         70
                                       8.625          2,188.02      395,000.00
    PARK CITY        UT   84060          2            08/08/96         00
    0430012039                           01           10/01/96          0
    65026560076                          O            09/01/26
    0


    1514971          F05/G01             F          217,000.00         ZZ
                                         360        217,000.00          1
    17415 RIDGEDALE LANE               8.250          1,630.25         89
                                       8.000          1,630.25      245,000.00
    YORBA LINDA      CA   92686          2            08/22/96         01
    0430028373                           05           10/01/96         25
    R6032101                             O            09/01/26
    0


    1514973          181/181             F          275,000.00         ZZ
                                         360        274,196.25          1
    8623 DIXIE PLACE                   7.625          1,946.43         71
                                       7.375          1,946.43      390,000.00
    MCLEAN           VA   22102          1            04/29/96         00
    5063060                              05           06/01/96          0
    5063060                              O            05/01/26
    0


    1515123          195/728             F          358,400.00         ZZ
                                         360        358,199.07          1
    24 GREEN HILL LANE                 8.875          2,851.60         80
                                       8.625          2,851.60      448,000.00
    WYNNEWOOD        PA   19096          1            07/12/96         00
    0380494832                           05           09/01/96          0
    49811                                O            08/01/26
    0


    1515192          003/728             F          227,900.00         ZZ
                                         360        227,600.81          1
    5693 CREEKSIDE DRIVE               8.125          1,692.16         80
                                       7.875          1,692.16      284,900.00
    NORCROSS         GA   30092          1            06/14/96         00
    0380495649                           05           08/01/96          0
    3691334                              O            07/01/26
    0


1


    1515210          966/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
    4612 GLOBE WILLOW DRIVE            8.500          1,999.18         79
                                       8.250          1,999.18      330,000.00
    EL PASO          TX   79922          2            08/14/96         00
    0430013003                           05           10/01/96          0
    30002271                             O            09/01/26
    0


    1515233          B33/G01             F          256,500.00         ZZ
                                         360        256,500.00          2
    21 PAERDEGAT 15TH STREET           8.625          1,995.03         90
                                       8.375          1,995.03      285,000.00
    BROOKLYN         NY   11236          1            08/19/96         11
    0430017228                           05           10/01/96         25
    961000                               O            09/01/26
    0


    1515264          765/G01             F          194,400.00         ZZ
                                         360        194,288.15          1
    14 ANGELL STREET                   8.750          1,529.35         80
                                       8.500          1,529.35      243,000.00
    IRVINE           CA   92612          1            07/15/96         00
    0430011544                           03           09/01/96          0
    316236                               O            08/01/26
    0


    1515270          559/728             F          214,000.00         ZZ
                                         360        213,719.07          1
    14744 NW BONNEVILLE PLACE          8.125          1,588.95         94
                                       7.875          1,588.95      230,000.00
    BEAVERTON        OR   97006          1            06/26/96         01
    0380502303                           03           08/01/96         30
    5340435                              O            07/01/26
    0


    1515306          074/074             F           50,750.00         T
                                         360         50,661.73          1
    W HUBBELL HILL ROAD                8.750            399.26         70
    T/MIDDLETOWN                       8.500            399.26       72,500.00
    MARGARETVILLE    NY   12455          1            05/29/96         00
    1107008413                           05           07/01/96          0
    1107008413                           O            06/01/26
    0


    1515316          074/074             F          336,000.00         ZZ
                                         360        335,430.70          4
    2860 A,B,C, & D                    8.875          2,673.37         80
    EXPOSITION BLVD.                   8.625          2,673.37      425,000.00
1


    SANTA MONICA     CA   90404          2            05/08/96         00
    1506125554                           05           07/01/96          0
    1506125554                           O            06/01/26
    0


    1515324          074/074             F          341,900.00         ZZ
                                         360        340,875.47          1
    24320 VIA LOMAS DE YORBA EAST      7.500          2,390.62         90
                                       7.250          2,390.62      379,900.00
    YORBA LINDA      CA   92686          1            04/09/96         12
    1562150875                           05           06/01/96         25
    1562150875                           O            05/01/26
    0


    1515424          E97/G01             F          198,400.00         ZZ
                                         360        198,400.00          1
    16550 MOUNT SHERROD CIRCLE         9.125          1,614.25         80
                                       8.875          1,614.25      249,000.00
    FOUNTAIN VALLEY  CA   92708          1            08/05/96         00
    0430010785                           05           10/01/96          0
    9612631515424                        O            09/01/26
    0


    1515465          171/G01             F          232,000.00         ZZ
                                         360        232,000.00          1
    303 NORTH BRADOAKS AVENUE          8.875          1,845.90         80
                                       8.625          1,845.90      290,000.00
    MONROVIA         CA   91016          1            08/12/96         00
    0430023796                           05           10/01/96          0
    67094772                             O            09/01/26
    0


    1515557          758/G01             F          200,000.00         ZZ
                                         360        199,878.84          1
    HIGHWAY 36 NORTH                   8.500          1,537.83         72
    PO BOX 27                          8.250          1,537.83      279,000.00
    KENNEY           TX   77452          1            07/30/96         00
    0430010926                           05           09/01/96          0
    UNKNOWN                              O            08/01/26
    0


    1515591          776/728             F          132,000.00         ZZ
                                         360        131,926.00          1
    20608 SATICOY STREET               8.875          1,050.25         80
    (CANOGA PARK AREA)                 8.625          1,050.25      165,000.00
    LOS ANGELES      CA   91306          1            07/05/96         00
    0380499542                           05           09/01/96          0
    2134891                              O            08/01/26
    0
1




    1515608          638/G01             F          137,500.00         ZZ
                                         360        137,500.00          1
    1869 LAKE AVENUE                   8.625          1,069.46         70
                                       8.375          1,069.46      197,500.00
    SCOTCH PLAINS T  NJ   07076          1            08/02/96         00
    0430012369                           05           10/01/96          0
    8587949                              O            09/01/26
    0


    1515654          F27/728             F          208,000.00         ZZ
                                         360        208,000.00          1
    6916 BERKELEY STREET               8.625          1,617.81         80
                                       8.375          1,617.81      260,000.00
    FALLS CHURCH     VA   22043          1            08/15/96         00
    0380506494                           05           10/01/96          0
    156208045                            O            09/01/26
    0


    1515656          995/728             F          140,250.00         ZZ
                                         360        140,250.00          1
    11 KEVIN ROAD                      8.500          1,078.40         75
                                       8.250          1,078.40      187,000.00
    LINCOLN PARK     NJ   07035          2            08/23/96         00
    0380506148                           01           10/01/96          0
    GM10031186                           O            09/01/26
    0


    1515661          731/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    16412 ARDSLEY CIRCLE               8.375          4,940.47         78
                                       8.125          4,940.47      835,000.00
    HUNTINGTON BEAC  CA   92649          1            08/13/96         00
    0430017921                           05           10/01/96          0
    411612117                            O            09/01/26
    0


    1515666          976/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
    12021 POPES HEAD ROAD              8.125          3,712.49         80
                                       7.875          3,712.49      625,000.00
    FAIRFAX          VA   22030          1            08/12/96         00
    0430015297                           03           10/01/96          0
    145786                               O            09/01/26
    0


    1515688          B49/G01             F           98,400.00         ZZ
                                         360         98,400.00          1
1


    306 PILOT KNOB AVENUE              8.500            756.62         80
                                       8.250            756.62      123,000.00
    MANITOU SPRINGS  CO   80829          1            08/06/96         00
    0430005256                           05           10/01/96          0
    UNKNOWN                              O            09/01/26
    0


    1515768          698/728             F          146,400.00         ZZ
                                         360        146,324.10          1
    24441 OSPREY STREET                9.250          1,204.40         80
                                       9.000          1,204.40      183,000.00
    LAKE FOREST      CA   92630          2            07/17/96         00
    0380499229                           05           09/01/96          0
    20252424                             O            08/01/26
    0


    1515795          575/728             F          555,000.00         ZZ
                                         360        554,375.42          1
    9785 ROCKY POINT                   8.875          4,415.83         60
                                       8.625          4,415.83      925,000.00
    CLARENCE         NY   14031          2            06/13/96         00
    0380499062                           03           08/01/96          0
    456006513                            O            07/01/26
    0


    1515816          638/G01             F          275,500.00         ZZ
                                         360        275,500.00          1
    6068 WEST 75TH STREET              9.000          2,216.74         95
                                       8.750          2,216.74      290,000.00
    LOS ANGELES      CA   90045          1            08/06/96         01
    0430019406                           05           10/01/96         30
    098685258                            O            09/01/26
    0


    1515863          A52/728             F          190,000.00         ZZ
                                         360        189,893.48          1
    1860 RIDGEDALE DRIVE               8.875          1,511.73         64
                                       8.625          1,511.73      300,000.00
    SNELLVILLE       GA   30278          2            07/26/96         00
    0380496290                           05           09/01/96          0
    158818                               O            08/01/26
    0


    1515874          975/G01             F          250,000.00         ZZ
                                         360        250,000.00          1
    2308 LEGGETT LANE                  9.000          2,011.56         75
                                       8.750          2,011.56      335,000.00
    FULLERTON        CA   92633          1            08/27/96         00
    0430028688                           05           10/01/96          0
1


    962081                               O            09/01/26
    0


    1515915          696/728             F          245,250.00         ZZ
                                         360        245,116.04          1
    1710 37TH STREET, NW               9.000          1,973.34         90
                                       8.750          1,973.34      272,500.00
    WASHINGTON       DC   20007          1            07/24/96         04
    0380497587                           07           09/01/96         25
    3124306                              O            08/01/26
    0


    1515931          429/429             F          212,350.00         ZZ
                                         360        211,759.69          1
    373 SOUTH BOLTON ROAD              7.875          1,539.68         92
                                       7.625          1,539.68      232,000.00
    BOLTON           MA   01740          1            04/12/96         04
    21446920                             05           06/01/96         30
    21446920                             O            05/01/26
    0


    1515943          976/728             F          345,000.00         ZZ
                                         360        344,591.15          1
    2949 BROAD COURT                   8.625          2,683.38         75
                                       8.375          2,683.38      460,000.00
    ANNAPOLIS        MD   21401          5            06/27/96         00
    0380502840                           05           08/01/96          0
    057642                               O            07/01/26
    0


    1515953          956/G01             F          203,950.00         ZZ
                                         360        203,832.66          1
    16731 SPRING HILL COURT            8.750          1,604.48         80
                                       8.500          1,604.48      254,950.00
    MORGAN HILL      CA   95037          1            07/01/96         00
    0430010793                           05           09/01/96          0
    606310                               O            08/01/26
    0


    1516127          051/G01             F           92,000.00         ZZ
                                         360         91,949.75          1
    1131 SUNNY COURT #C                9.000            740.25         80
                                       8.750            740.25      115,000.00
    SAN JOSE         CA   95116          1            07/25/96         00
    0430002527                           01           09/01/96          0
    16102381                             O            08/01/26
    0


1


    1516152          808/G01             F           63,750.00         ZZ
                                         360         63,750.00          1
    36 ACACIA DRIVE                    9.000            512.95         75
                                       8.750            512.95       85,000.00
    LEMOORE          CA   93245          1            08/12/96         00
    0430027805                           05           10/01/96          0
    9403530                              O            09/01/26
    0


    1516156          952/G01             F          250,000.00         ZZ
                                         360        250,000.00          1
    11 GUMANI COURT                    8.875          1,989.11         73
                                       8.625          1,989.11      346,000.00
    HOWELL           NJ   07731          1            08/05/96         00
    0430010512                           05           10/01/96          0
    96061296                             O            09/01/26
    0


    1516194          737/728             F          262,500.00         ZZ
                                         360        262,500.00          1
    3311 WENLOCK EDGE DRIVE            8.875          2,088.57         75
                                       8.625          2,088.57      350,000.00
    SMYRNA           GA   30080          1            08/08/96         00
    0380504606                           05           10/01/96          0
    557432                               O            09/01/26
    0


    1516215          765/G01             F          228,000.00         ZZ
                                         360        227,872.17          1
    629 WEST WALNUT AVENUE             8.875          1,814.08         80
                                       8.625          1,814.08      285,000.00
    EL SEGUNDO       CA   90245          1            07/23/96         00
    0430006379                           05           09/01/96          0
    316285                               O            08/01/26
    0


    1516217          765/G01             F          310,500.00         ZZ
                                         360        310,311.89          1
    5365 VIA CERVATNES                 8.500          2,387.48         90
                                       8.250          2,387.48      345,000.00
    YORBA LINDA      CA   92887          1            07/23/96         10
    0430011551                           05           09/01/96         25
    316461                               O            08/01/26
    0


    1516279          076/076             F          360,000.00         ZZ
                                         360        359,787.46          1
    8550 EAST REMUDA DRIVE             8.625          2,800.04         69
                                       8.375          2,800.04      525,000.00
1


    SCOTTSDALE       AZ   85255          1            07/01/96         00
    5659312                              03           09/01/96          0
    5659312                              O            08/01/26
    0


    1516289          076/076             F          288,000.00         ZZ
                                         360        287,439.34          1
    17 COW HILL ROAD                   8.375          2,189.01         80
                                       8.125          2,189.01      360,000.00
    SHARON           MA   02067          1            07/01/96         00
    5601632                              05           08/01/96          0
    5601632                              O            07/01/26
    0


    1516336          A06/G01             F          336,000.00         ZZ
                                         360        335,816.46          1
    1070 FOREST BAY                    9.000          2,703.54         80
                                       8.750          2,703.54      425,000.00
    WATERFORD        MI   48328          2            07/29/96         00
    0430002683                           01           09/01/96          0
    9605483                              O            08/01/26
    0


    1516382          936/G01             F          267,900.00         ZZ
                                         360        267,590.59          1
    2527 WARREN AVENUE NORTH           8.750          2,107.58         95
                                       8.500          2,107.58      282,000.00
    SEATTLE          WA   98109          1            06/26/96         14
    0430007534                           05           08/01/96         30
    6028377                              O            07/01/26
    0


    1516499          640/728             F          300,000.00         ZZ
                                         360        299,653.54          1
    3804 WINDWARD LANE                 8.750          2,360.10         87
                                       8.500          2,360.10      345,000.00
    SODDY DAISY      TN   37379          2            06/21/96         01
    0380500885                           05           08/01/96         25
    UNKNOWN                              O            07/01/26
    0


    1516515          070/070             F          234,950.00         ZZ
                                         360        234,692.37          1
    1242 NORTH CEDAR STREET            9.000          1,890.46         80
                                       8.750          1,890.46      293,700.00
    GLENDALE         CA   91207          1            06/10/96         00
    1278135                              05           08/01/96          0
    1278135                              O            07/01/26
    0
1




    1516574          070/070             F          232,750.00         ZZ
                                         360        232,459.65          1
    601 HOLBROOK COURT NO. 103         8.375          1,769.07         94
                                       8.125          1,769.07      250,000.00
    LONG BEACH       CA   90803          1            06/25/96         14
    4062518                              03           08/01/96         30
    4062518                              O            07/01/26
    0


    1516613          766/G01             F           85,000.00         ZZ
                                         360         84,955.94          1
    3250 VIRGINIA ST #3250             9.250            699.27         54
                                       9.000            699.27      158,000.00
    MIAMI            FL   33133          1            07/24/96         00
    0430019554                           01           09/01/96          0
    96JL046                              O            08/01/26
    0


    1516616          074/074             F          280,000.00         ZZ
                                         360        279,460.66          1
    12 FLINTLOCK DR                    8.250          2,103.55         80
                                       8.000          2,103.55      350,000.00
    WARREN           NJ   07059          1            05/31/96         00
    1101193469                           05           07/01/96          0
    1101193469                           O            06/01/26
    0


    1516738          074/074             F          238,000.00         ZZ
                                         360        237,529.75          1
    14923 ELTON DRIVE                  8.125          1,767.15         80
                                       7.875          1,767.15      297,500.00
    SAN JOSE         CA   95124          1            05/01/96         00
    1561327593                           05           07/01/96          0
    1561327593                           O            06/01/26
    0


    1516740          074/074             F          393,750.00         T
                                         360        393,116.59          1
    7699 FRANZ VALLEY ROAD             9.125          3,203.68         75
                                       8.875          3,203.68      525,000.00
    CALISTOGA        CA   95415          5            05/28/96         00
    1561329012                           05           07/01/96          0
    1561329012                           O            06/01/26
    0


    1516794          074/074             F          264,500.00         ZZ
                                         360        264,238.77          1
1


    11455 SW MUIRWOOD DR.              9.500          2,224.06         90
                                       9.250          2,224.06      293,920.00
    PORTLAND         OR   97225          1            06/10/96         11
    1565132268                           05           08/01/96         25
    1565132268                           O            07/01/26
    0


    1516820          074/074             F          238,900.00         ZZ
                                         360        238,586.38          1
    2953   DENVER STREET               8.125          1,773.83         90
                                       7.875          1,773.83      265,500.00
    SAN DIEGO        CA   92117          1            06/07/96         10
    1567161959                           05           08/01/96         25
    1567161959                           O            07/01/26
    0


    1517037          601/G01             F          400,000.00         ZZ
                                         360        399,461.43          1
    12700 CHAPEL CHASE DRIVE           8.000          2,935.06         78
                                       7.750          2,935.06      514,000.00
    CLARKSVILLE      MD   21029          4            06/24/96         00
    0430012633                           05           08/01/96          0
    14476                                O            07/01/26
    0


    1517046          171/G01             F          232,000.00         ZZ
                                         360        232,000.00          1
    1400 EAST ROOSEVELT ROAD           8.750          1,825.15         80
                                       8.500          1,825.15      290,000.00
    LONG BEACH       CA   90807          2            08/14/96         00
    0430023812                           05           10/01/96          0
    67095040                             O            09/01/26
    0


    1517086          450/728             F          280,000.00         ZZ
                                         345        279,847.62          1
    405 BOB JONES ROAD                 9.625          2,398.21         75
                                       9.375          2,398.21      375,000.00
    SOUTHLAKE        TX   76262          4            07/12/96         00
    0380505587                           05           09/01/96          0
    3906500                              O            05/01/25
    0


    1517161          074/074             F          679,200.00         ZZ
                                         360        677,770.48          1
    2821 CHAPMAN ROAD                  7.812          4,895.01         80
                                       7.562          4,895.01      849,000.00
    PLANO            TX   75093          1            05/30/96         00
    14106281                             03           07/01/96          0
1


    14106281                             O            06/01/26
    0


    1517180          B57/G01             F          608,000.00         ZZ
                                         360        607,631.67          1
    2200 WALNUT AVENUE                 8.500          4,675.00         80
                                       8.250          4,675.00      760,000.00
    MANHATTAN BEACH  CA   90266          1            07/23/96         00
    0430011387                           05           09/01/96          0
    9620523                              O            08/01/26
    0


    1517199          A73/728             F          138,750.00         ZZ
                                         360        138,674.22          1
    26887 MERRIL AVENUE                9.000          1,116.41         75
                                       8.750          1,116.41      185,000.00
    MADERA           CA   93638          2            07/24/96         00
    0380502634                           05           09/01/96          0
    554901436                            O            08/01/26
    0


    1517236          387/387             F          387,000.00         ZZ
                                         360        386,777.35          1
    2199 GLANCY COURT                  8.750          3,044.53         80
                                       8.500          3,044.53      485,000.00
    CARMICHAEL       CA   95608          2            07/15/96         00
    768465                               05           09/01/96          0
    768465                               O            08/01/26
    0


    1517358          559/G01             F          237,600.00         ZZ
                                         360        237,600.00          1
    9465 OAK LEAF WAY                  8.375          1,805.94         80
                                       8.125          1,805.94      297,000.00
    GRANITE BAY      CA   95746          1            08/13/96         00
    0430024299                           05           10/01/96          0
    5363684                              O            09/01/26
    0


    1517367          E13/G01             F          240,000.00         ZZ
                                         360        240,000.00          1
    775 WENDT TERRACE                  8.500          1,845.39         80
                                       8.250          1,845.39      300,000.00
    LAGUNA BEACH     CA   92651          1            08/15/96         00
    0430019216                           03           10/01/96          0
    9510529                              O            09/01/26
    0


1


    1517396          766/G01             F          813,300.00         ZZ
                                         360        813,300.00          1
    1415 N ATLANTIC BLVD               9.125          6,617.28         63
                                       8.875          6,617.28    1,300,000.00
    FT LAUDERDALE    FL   33304          5            08/09/96         00
    0430015255                           05           10/01/96          0
    96DA0248                             O            09/01/26
    0


    1517424          369/G01             F          277,000.00         ZZ
                                         360        276,836.46          1
    14717 EXCALIBER DRIVE              8.625          2,154.48         80
                                       8.375          2,154.48      346,369.00
    MORGAN HILL      CA   95037          1            07/18/96         00
    0430025460                           05           09/01/96          0
    49159395                             O            08/01/26
    0


    1517429          776/G01             F          492,000.00         ZZ
                                         360        490,035.98          1
    5438 FAIRVIEW PLACE                8.125          3,653.09         80
                                       7.875          3,653.09      615,000.00
    AGOURA HILLS     CA   91301          1            02/21/96         00
    0430011262                           05           04/01/96          0
    2127398                              O            03/01/26
    0


    1517436          147/728             F          282,000.00         ZZ
                                         360        281,442.82          1
    10 GOLF RIDGE DRIVE                8.125          2,093.85         80
                                       7.875          2,093.85      352,714.00
    DOVE CANYON      CA   92679          1            05/24/96         00
    0380502659                           03           07/01/96          0
    620021                               O            06/01/26
    0


    1517441          F16/G01             F          295,200.00         ZZ
                                         360        295,038.75          1
    14716 EXCALIBER DRIVE              9.000          2,375.25         90
                                       8.750          2,375.25      328,000.00
    MORGAN HILL      CA   95037          1            07/26/96         12
    0430014639                           05           09/01/96         25
    96815420                             O            08/01/26
    0


    1517485          637/G01             F          295,000.00         ZZ
                                         360        294,830.27          1
    1796 NORTH SUNRISE DRIVE           8.750          2,320.77         78
                                       8.500          2,320.77      380,000.00
1


    OREM             UT   84057          4            07/16/96         00
    0430011031                           05           09/01/96          0
    4626438                              O            08/01/26
    0


    1517487          637/G01             F          149,400.00         ZZ
                                         360        149,324.55          1
    263 CLASSON AVENUE.,APT #3C        9.375          1,242.64         91
                                       9.125          1,242.64      165,000.00
    BROOKLYN         NY   11205          1            07/16/96         04
    0430009837                           08           09/01/96         30
    4739876                              O            08/01/26
    0


    1517529          911/728             F          117,000.00         ZZ
                                         360        117,000.00          1
    30 VIA FIRENZA WAY                 8.250            878.98         67
                                       8.000            878.98      177,010.00
    DAVIE            FL   33325          1            08/15/96         00
    0380505397                           03           10/01/96          0
    2960625                              O            09/01/26
    0


    1517537          559/G01             F          279,200.00         ZZ
                                         360        279,200.00          1
    196 ESCUELA AVENUE                 8.750          2,196.47         80
                                       8.500          2,196.47      349,000.00
    MOUTAIN VIEW     CA   94040          1            08/21/96         00
    0430024315                           05           10/01/96          0
    5358254                              O            09/01/26
    0


    1517545          893/G01             F          492,000.00         ZZ
                                         360        492,000.00          1
    260 DEVONSHIRE BLVD                8.750          3,870.57         80
                                       8.500          3,870.57      615,000.00
    SAN CARLOS       CA   94070          1            08/22/96         00
    0430019273                           05           10/01/96          0
    1517545                              O            09/01/26
    0


    1517549          976/G01             F          288,900.00         ZZ
                                         360        288,900.00          1
    22716 SWEET MEADOW                 8.250          2,170.41         80
                                       8.000          2,170.41      361,217.00
    MISSION VIEJO    CA   92692          1            08/27/96         00
    0430030155                           03           10/01/96          0
    217111848                            O            09/01/26
    0
1




    1517558          559/G01             F          204,500.00         ZZ
                                         360        204,500.00          1
    119 ENCHANTED WAY                  8.625          1,590.59         80
                                       8.375          1,590.59      257,000.00
    SAN RAMON        CA   94583          1            08/12/96         00
    0430016790                           03           10/01/96          0
    5365473                              O            09/01/26
    0


    1517624          074/074             F          230,000.00         ZZ
                                         360        229,579.04          1
    7745 NE BLUFF DRIVE                8.500          1,768.50         71
                                       8.250          1,768.50      327,000.00
    BONDURANT        IA   50035          1            05/15/96         00
    1120756                              05           07/01/96          0
    1120756                              O            06/01/26
    0


    1517645          375/G01             F          300,000.00         ZZ
                                         360        299,818.25          1
    75 SAN BENANCIO CANYON ROAD        8.500          2,306.75         75
                                       8.250          2,306.75      400,000.00
    SALINAS          CA   93908          1            07/10/96         00
    0430009944                           05           09/01/96          0
    UNKNOWN                              O            08/01/26
    0


    1517656          F02/728             F          270,000.00         ZZ
                                         360        269,696.15          1
    7 CARLTON COURT                    8.875          2,148.24         72
                                       8.625          2,148.24      375,000.00
    NEW CITY         NY   10956          1            06/17/96         00
    0380500463                           05           08/01/96          0
    600158786                            O            07/01/26
    0


    1517704          077/077             F          281,000.00         ZZ
                                         360        280,838.33          1
    115 REILY ROAD                     8.750          2,210.63         68
                                       8.500          2,210.63      416,000.00
    CINCINNATI       OH   45215          1            07/31/96         00
    358461                               05           09/01/96          0
    358461                               O            08/01/26
    0


    1517707          429/429             F          281,900.00         ZZ
                                         360        281,548.33          1
1


    3 STRAWBERRY HILL LANE             8.375          2,142.65         80
                                       8.125          2,142.65      352,430.00
    READING          MA   01867          1            06/21/96         00
    21423997                             05           08/01/96          0
    21423997                             O            07/01/26
    0


    1517729          559/G01             F          100,000.00         ZZ
                                         360        100,000.00          1
    8022 PUDDING CREEK DRIVE           8.500            768.92         37
                                       8.250            768.92      275,000.00
    SALEM            OR   97301          1            08/12/96         00
    0430017251                           05           10/01/96          0
    5366760                              O            09/01/26
    0


    1517735          B93/G01             F          272,000.00         ZZ
                                         360        272,000.00          1
    3088 SUNSET LANE                   8.500          2,091.45         80
                                       8.250          2,091.45      340,000.00
    LAKESIDE         AZ   85929          4            08/21/96         00
    0430023713                           05           10/01/96          0
    40364                                O            09/01/26
    0


    1517758          E22/G01             F          240,000.00         ZZ
                                         360        239,872.28          1
    821 VIRGINIA STREET                9.125          1,952.72         80
                                       8.875          1,952.72      300,000.00
    EL SEGUNDO       CA   90245          2            07/23/96         00
    0410214597                           05           09/01/96          0
    410214597                            O            08/01/26
    0


    1517760          E22/G01             F          131,600.00         ZZ
                                         360        131,524.28          1
    324 RINCON COURT                   8.750          1,035.30         80
                                       8.500          1,035.30      164,500.00
    SANTA PAULA      CA   93060          1            07/22/96         00
    0410156772                           05           09/01/96          0
    410156772                            O            08/01/26
    0


    1517763          455/G01             F           82,100.00         ZZ
                                         360         82,100.00          1
    3358 WOODRUN TRAIL                 8.375            624.02         70
                                       8.125            624.02      117,300.00
    MARIETTA         GA   30062          1            08/12/96         00
    0430013110                           05           10/01/96          0
1


    52460                                O            09/01/26
    0


    1517797          976/728             F          508,800.00         ZZ
                                         360        508,499.60          1
    1437 BONITO SUENOS COURT N.W.      8.625          3,957.40         73
                                       8.375          3,957.40      700,000.00
    ALBUQUERQUE      NM   87107          2            07/25/96         00
    0380504044                           03           09/01/96          0
    805255                               O            08/01/26
    0


    1517810          573/G01             F          264,000.00         ZZ
                                         360        263,840.06          1
    1117 VIA MONTECITO                 8.500          2,029.94         80
                                       8.250          2,029.94      330,000.00
    ENCINITAS        CA   92024          1            07/15/96         00
    0430010991                           03           09/01/96          0
    107244                               O            08/01/26
    0


    1517833          966/G01             F          178,000.00         ZZ
                                         360        178,000.00          1
    3915 RAINTREE DRIVE                8.875          1,416.25         75
                                       8.625          1,416.25      240,000.00
    FLOWER MOUND     TX   75028          2            08/16/96         00
    0430018317                           05           10/01/96          0
    30002346                             O            09/01/26
    0


    1517890          E22/G01             F          193,050.00         ZZ
                                         360        192,949.92          1
    3944 GATWICK                       9.250          1,588.17         75
                                       9.000          1,588.17      260,000.00
    TROY             MI   48083          1            07/24/96         00
    0410019947                           05           09/01/96          0
    410019947                            O            08/01/26
    0


    1518088          776/G01             F          528,000.00         ZZ
                                         360        528,000.00          1
    22 SHERIDAN ROAD                   8.750          4,153.78         80
                                       8.500          4,153.78      660,000.00
    OAKLAND          CA   94618          1            08/20/96         00
    0430017244                           05           10/01/96          0
    6233844                              O            09/01/26
    0


1


    1518122          601/G01             F          247,000.00         ZZ
                                         360        246,857.89          1
    3113 KNAPP ROAD                    8.750          1,943.15         80
                                       8.500          1,943.15      309,000.00
    VESTAL           NY   13850          1            07/16/96         00
    0430011528                           05           09/01/96          0
    1084047110                           O            08/01/26
    0


    1518136          696/G01             F          256,500.00         ZZ
                                         360        256,188.12          1
    2325 NORTH UTAH STREET             8.500          1,972.26         95
                                       8.250          1,972.26      270,000.00
    ARLINGTON        VA   22207          1            06/07/96         04
    0430009787                           05           08/01/96         30
    5020907                              O            07/01/26
    0


    1518144          470/728             F          420,000.00         ZZ
                                         360        419,776.49          1
    100 SPRING STREET                  9.125          3,417.26         80
                                       8.875          3,417.26      525,000.00
    LOS GATOS        CA   95032          1            07/19/96         00
    0380502055                           05           09/01/96          0
    25081345                             O            08/01/26
    0


    1518146          601/G01             F          292,000.00         ZZ
                                         360        292,000.00          1
    N25 W26411 FOXCROFT DRIVE          8.875          2,323.29         80
                                       8.625          2,323.29      365,000.00
    PEWAUKEE         WI   53005          1            08/02/96         00
    0430010074                           05           10/01/96          0
    873988                               O            09/01/26
    0


    1518158          601/G01             F          220,700.00         ZZ
                                         360        220,700.00          1
    5015 46TH AVE CT E                 8.625          1,716.59         80
                                       8.375          1,716.59      275,900.00
    TACOMA           WA   98443          1            07/26/96         00
    0430009738                           03           10/01/96          0
    888827                               O            09/01/26
    0


    1518175          601/G01             F          250,000.00         ZZ
                                         360        249,836.47          1
    15006 SCOTTSWOOD COURT             8.125          1,856.24         75
                                       7.875          1,856.24      337,500.00
1


    WOODBINE         MD   21797          4            07/19/96         00
    0430013912                           05           09/01/96          0
    95611                                O            08/01/26
    0


    1518178          976/G01             F          344,400.00         ZZ
                                         360        344,180.38          1
    55 CEDARWO0D ROAD                  8.250          2,587.37         80
                                       8.000          2,587.37      430,500.00
    JAMAICA PLAIN    MA   02130          1            07/15/96         00
    0430010744                           05           09/01/96          0
    118485                               O            08/01/26
    0


    1518204          668/728             F          108,750.00         ZZ
                                         360        108,687.43          1
    1701 BAKERSFIELD STREET            8.750            855.54         75
                                       8.500            855.54      145,000.00
    SOUTH LAKE TAHO  CA   96150          5            07/18/96         00
    0380506080                           05           09/01/96          0
    6826606                              O            08/01/26
    0


    1518205          601/G01             F          219,600.00         ZZ
                                         360        219,473.66          1
    190 FISHERVILLE ROAD               8.750          1,727.59         90
                                       8.500          1,727.59      244,000.00
    COLLIERVILLE     TN   38017          4            07/24/96         04
    0430025759                           05           09/01/96         25
    1083472                              O            08/01/26
    0


    1518220          685/G01             F          312,850.00         ZZ
                                         360        312,850.00          1
    9705 LIPARI CIRCLE                 8.750          2,461.19         80
                                       8.500          2,461.19      391,089.00
    CYPRESS          CA   90630          1            08/01/96         00
    0430010280                           05           10/01/96          0
    105140                               O            09/01/26
    0


    1518234          069/G01             F          351,000.00         ZZ
                                         360        350,798.06          1
    20527 CRESTLINE DRIVE              8.750          2,761.32         80
                                       8.500          2,761.32      439,990.00
    DIAMOND BAR      CA   91765          1            07/18/96         00
    0430013185                           03           09/01/96          0
    2362123917                           O            08/01/26
    0
1




    1518238          561/728             F          398,950.00         ZZ
                                         360        398,726.34          1
    1201 WATERVALE COURT               8.875          3,174.23         80
    1518123C                           8.625          3,174.23      498,730.00
    PASADENA         MD   21122          4            07/22/96         00
    0380504176                           03           09/01/96          0
    8646903                              O            08/01/26
    0


    1518262          A32/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    2951 ARUBA COURT                   8.750          2,753.45         50
                                       8.500          2,753.45      712,000.00
    LAS VEGAS        NV   89121          2            08/01/96         00
    0430010777                           03           10/01/96          0
    122043                               O            09/01/26
    0


    1518282          E22/G01             F          252,000.00         ZZ
                                         360        251,839.31          1
    1634 MONTMORENCY DRIVE             8.250          1,893.19         80
                                       8.000          1,893.19      315,000.00
    VIENNA           VA   22182          1            07/19/96         00
    0410119754                           03           09/01/96          0
    410119754                            O            08/01/26
    0


    1518286          E22/G01             F          388,000.00         ZZ
                                         360        387,776.77          1
    2474 HARVARD CIRCLE                8.750          3,052.40         80
                                       8.500          3,052.40      485,000.00
    WALNUT CREEK     CA   94596          1            07/01/96         00
    0410155139                           05           09/01/96          0
    410155139                            O            08/01/26
    0


    1518305          E22/G01             F          114,300.00         ZZ
                                         360        114,234.24          1
    22 SOUTH LACE ARBOR DRIVE          8.750            899.20         80
                                       8.500            899.20      142,910.00
    THE WOODLANDS    TX   77382          1            07/11/96         00
    0410076855                           03           09/01/96          0
    410076855                            O            08/01/26
    0


    1518328          686/G01             F          161,250.00         ZZ
                                         360        161,164.18          1
1


    509 NORTH 42ND STREET              9.125          1,311.99         75
                                       8.875          1,311.99      215,000.00
    SEATTLE          WA   98103          1            07/09/96         00
    0430011676                           05           09/01/96          0
    817784200                            O            08/01/26
    0


    1518330          686/G01             F          336,000.00         ZZ
                                         360        335,798.53          1
    31 NORTHROP ROAD                   8.550          2,595.47         80
                                       8.300          2,595.47      420,000.00
    WOODBRIDGE       CT   06525          1            07/17/96         00
    0430011684                           05           09/01/96          0
    817717416                            O            08/01/26
    0


    1518331          686/G01             F          310,000.00         ZZ
                                         360        309,835.02          1
    5712 SOUTHERN HILLS DRIVE          9.125          2,522.27         75
                                       8.875          2,522.27      413,944.00
    FRISCO           TX   75034          1            07/12/96         00
    0430011692                           03           09/01/96          0
    817765803                            O            08/01/26
    0


    1518335          686/G01             F          300,000.00         ZZ
                                         360        299,827.39          1
    9351 SW 70 ST                      8.750          2,360.11         89
                                       8.500          2,360.11      340,000.00
    MIAMI            FL   33173          1            07/16/96         10
    0430011718                           05           09/01/96         25
    817581374                            O            08/01/26
    0


    1518336          686/G01             F           70,000.00         ZZ
                                         360         69,957.15          1
    134 JONATHAN DRIVE                 8.450            535.77         45
                                       8.200            535.77      156,000.00
    VERNON           CT   06066          1            07/19/96         00
    0430011726                           05           09/01/96          0
    817674237                            O            08/01/26
    0


    1518339          686/G01             F           89,900.00         ZZ
                                         360         89,849.60          1
    6050 GLACIER RUN                   8.875            715.29         75
                                       8.625            715.29      119,900.00
    NORCROSS         GA   30093          1            07/19/96         00
    0430011742                           05           09/01/96          0
1


    817568249                            O            08/01/26
    0


    1518344          686/G01             F           84,000.00         ZZ
                                         360         83,956.45          1
    4721 NORTH LUCILLE ROAD            9.250            691.05         80
                                       9.000            691.05      105,000.00
    SPOKANE          WA   99216          5            07/16/96         00
    0430011783                           05           09/01/96          0
    817694342                            O            08/01/26
    0


    1518345          686/G01             F           81,000.00         ZZ
                                         360         80,955.06          1
    229 LENORE DRIVE                   8.925            647.38         48
                                       8.675            647.38      172,000.00
    SHELTON          CT   06484          5            07/19/96         00
    0430011791                           05           09/01/96          0
    817717556                            O            08/01/26
    0


    1518346          686/G01             F          110,000.00         ZZ
                                         360        109,941.46          1
    4545 NW 187TH STREET               9.125            895.00         65
                                       8.875            895.00      170,000.00
    PORTLAND         OR   97229          2            07/13/96         00
    0430011809                           05           09/01/96          0
    817753163                            O            08/01/26
    0


    1518348          686/G01             F          240,000.00         ZZ
                                         360        239,820.09          1
    78 GREAT OAK LANE                  7.450          1,669.91         73
                                       7.200          1,669.91      333,000.00
    PLEASANTVILLE    NY   10570          1            07/26/96         00
    0430011833                           05           09/01/96          0
    817575541                            O            08/01/26
    0


    1518350          686/G01             F           50,200.00         ZZ
                                         360         50,171.41          1
    60 OXFORD DRIVE                    8.800            396.72         75
                                       8.550            396.72       67,000.00
    EAST HARTFORD    CT   06118          1            07/26/96         00
    0430011858                           05           09/01/96          0
    817674310                            O            08/01/26
    0


1


    1518351          686/G01             F          325,000.00         ZZ
                                         360        324,822.47          1
    3063 NW 123RD PLACE                9.000          2,615.03         65
                                       8.750          2,615.03      500,000.00
    PORTLAND         OR   97229          5            07/16/96         00
    0430011874                           05           09/01/96          0
    817784515                            O            08/01/26
    0


    1518364          776/G01             F          200,000.00         ZZ
                                         360        199,088.67          1
    2302 2ND STREET                    8.250          1,502.53         80
                                       8.000          1,502.53      250,000.00
    SANTA MONICA     CA   90405          1            01/09/96         00
    0430011403                           05           03/01/96          0
    2127236                              O            02/01/26
    0


    1518473          369/G01             F          297,000.00         ZZ
                                         360        296,846.02          1
    LOT 9 WYNSTONE S/D                 9.250          2,443.35         90
                                       9.000          2,443.35      330,000.00
    RALEIGH          NC   27603          1            07/12/96         11
    0430012203                           05           09/01/96         30
    48762603                             O            08/01/26
    0


    1518481          270/G01             F          285,950.00         ZZ
                                         360        285,785.48          1
    803 THISTLE MOUND COVE             8.750          2,249.57         95
                                       8.500          2,249.57      301,000.00
    ROUND ROCK       TX   78664          4            07/22/96         14
    0430013300                           05           09/01/96         30
    4867842                              O            08/01/26
    0


    1518492          A86/G01             F          285,000.00         ZZ
                                         360        285,000.00          1
    141 LOCUST STREET                  8.000          2,091.23         75
                                       7.750          2,091.23      380,000.00
    DANVERS          MA   01923          1            08/30/96         00
    0430018424                           05           10/01/96          0
    6338PF                               O            09/01/26
    0


    1518500          830/728             F          252,000.00         ZZ
                                         360        251,858.72          1
    2121 EAST HUBBARD AVENUE           8.875          2,005.03         80
                                       8.625          2,005.03      315,000.00
1


    SALT LAKE CITY   UT   84108          1            07/29/96         00
    0380503160                           05           09/01/96          0
    5219909990                           O            08/01/26
    0


    1518516          776/728             F          144,000.00         ZZ
                                         360        143,921.34          1
    1048 N. CURSON AVENUE              9.000          1,158.66         80
                                       8.750          1,158.66      180,000.00
    CALABASAS        CA   90046          1            07/12/96         00
    0380502709                           05           09/01/96          0
    2134918                              O            08/01/26
    0


    1518518          964/G01             F          245,400.00         ZZ
                                         360        245,255.11          1
    2332 VIA ZAFIRO                    8.625          1,908.70         80
                                       8.375          1,908.70      306,790.00
    SAN CLEMENTE     CA   92673          1            07/31/96         00
    0430011502                           03           09/01/96          0
    19343                                O            08/01/26
    0


    1518520          698/698             F          143,900.00         ZZ
                                         360        143,819.33          1
    3701 SOUTH ROSS STREET             8.875          1,144.93         80
                                       8.625          1,144.93      179,900.00
    SANTA ANA        CA   92707          1            07/25/96         00
    20702457                             05           09/01/96          0
    20702457                             O            08/01/26
    0


    1518521          744/G01             F          179,600.00         ZZ
                                         360        179,499.31          1
    233 BRENTWOOD DRIVE                8.875          1,428.98         80
                                       8.625          1,428.98      224,500.00
    SOUTH SAN FRANC  CA   94080          1            07/25/96         00
    0430011122                           05           09/01/96          0
    78180                                O            08/01/26
    0


    1518543          375/G01             F          100,000.00         ZZ
                                         360         99,875.26          2
    16822 AVENFIELD RD                 8.375            760.07         56
                                       8.125            760.07      181,000.00
    TOMBALL          TX   77375          4            06/10/96         00
    0430010819                           03           08/01/96          0
    405442                               O            07/01/26
    0
1




    1518544          003/G01             F          305,550.00         ZZ
                                         360        305,178.47          1
    3420 HALLMARK DRIVE                8.500          2,349.42         90
                                       8.250          2,349.42      339,500.00
    MARIETTA         GA   30067          1            06/14/96         12
    0430011114                           05           08/01/96         25
    3689957                              O            07/01/26
    0


    1518549          003/728             F          278,350.00         ZZ
                                         360        278,205.69          1
    830 FOREST PATH LANE               9.250          2,289.92         95
                                       9.000          2,289.92      293,000.00
    ALPHARETTA       GA   30202          1            07/26/96         12
    0380503467                           03           09/01/96         30
    3708542                              O            08/01/26
    0


    1518577          696/728             F          135,000.00         ZZ
                                         360        134,922.33          1
    3125 WESTLEY ROAD                  8.750          1,062.05         90
                                       8.500          1,062.05      150,000.00
    FALLS CHURCH     VA   22042          1            07/29/96         10
    0380501677                           05           09/01/96         25
    2348283                              O            08/01/26
    0


    1518600          721/G01             F          279,400.00         ZZ
                                         360        279,400.00          1
    7665 GIBRALTAR TERRACE             8.000          2,050.14         64
                                       7.750          2,050.14      440,000.00
    APPLE VALLEY     MN   55124          2            08/01/96         00
    0430010868                           05           10/01/96          0
    971580                               O            09/01/26
    0


    1518663          559/G01             F          344,000.00         ZZ
                                         360        344,000.00          1
    1180 BRYANT AVENUE                 8.375          2,614.65         80
                                       8.125          2,614.65      430,000.00
    MOUNTAIN VIEW    CA   94040          1            08/20/96         00
    0430024240                           05           10/01/96          0
    5370358                              O            09/01/26
    0


    1518675          E57/G01             F          236,000.00         ZZ
                                         360        236,000.00          1
1


    3507 BARRY AVENUE                  8.625          1,835.58         80
                                       8.375          1,835.58      295,000.00
    LOS ANGELES      CA   90066          2            08/20/96         00
    0430028191                           05           10/01/96          0
    52142011000                          O            09/01/26
    0


    1518705          559/G01             F          450,000.00         ZZ
                                         360        450,000.00          1
    24525 DESERT AVENUE                8.375          3,420.33         67
                                       8.125          3,420.33      676,269.00
    NEWHALL          CA   91321          4            08/19/96         00
    0430026534                           05           10/01/96          0
    5365788                              O            09/01/26
    0


    1518731          A39/728             F          373,250.00         ZZ
                                         360        373,040.75          1
    918 PUESTA DEL SOL                 8.875          2,969.74         80
                                       8.625          2,969.74      470,000.00
    THOUSAND OAKS    CA   91360          1            07/29/96         00
    0380502949                           03           09/01/96          0
    9600647                              O            08/01/26
    0


    1518732          074/074             F          400,000.00         ZZ
                                         360        399,549.84          1
    70 PETERSON ROAD                   8.875          3,182.58         90
                                       8.625          3,182.58      445,000.00
    DUXBURY          MA   02332          1            06/25/96         14
    1580029821                           05           08/01/96         25
    1580029821                           O            07/01/26
    0


    1518757          685/G01             F          553,900.00         ZZ
                                         360        553,900.00          1
    6701 MORNING TIDE DRIVE            8.375          4,210.04         80
                                       8.125          4,210.04      692,408.00
    HUNTINGTON BEAC  CA   92648          1            08/02/96         00
    0430015453                           05           10/01/96          0
    105207                               O            09/01/26
    0


    1518760          685/G01             F          500,000.00         ZZ
                                         360        499,493.03          1
    1041 NORTH ORLANDO AVENUE          9.375          4,158.75         77
                                       9.125          4,158.75      650,000.00
    LOS ANGELES      CA   90069          1            06/25/96         00
    0430024026                           05           08/01/96          0
1


    104850                               O            07/01/26
    0


    1518766          171/728             F          222,200.00         ZZ
                                         360        222,065.39          1
    5917 EAST BLUEBONNET COURT         8.500          1,708.53         95
                                       8.250          1,708.53      233,933.00
    ORANGE           CA   92669          1            07/25/96         10
    0380502543                           03           09/01/96         30
    0477158                              O            08/01/26
    0


    1518769          461/G01             F          311,250.00         ZZ
                                         360        311,250.00          1
    4310 ELLENITA AVE                  8.875          2,476.45         75
                                       8.625          2,476.45      415,000.00
    TARZANA          CA   91356          1            08/01/96         00
    0430010975                           05           10/01/96          0
    21033931                             O            09/01/26
    0


    1518779          964/G01             F          280,000.00         ZZ
                                         360        279,821.45          1
    663 SECOND STREET EAST             8.250          2,103.55         66
                                       8.000          2,103.55      430,000.00
    SONOMA           CA   95476          1            07/22/96         00
    0430022137                           05           09/01/96          0
    19206                                O            08/01/26
    0


    1518788          744/G01             F          177,350.00         ZZ
                                         360        177,350.00          1
    1420 CENTRAL BOULEVARD             9.125          1,442.98         74
                                       8.875          1,442.98      240,000.00
    BRENTWOOD        CA   94513          1            08/02/96         00
    0430027946                           05           10/01/96          0
    78237                                O            09/01/26
    0


    1518789          F50/G01             F          266,000.00         ZZ
                                         360        266,000.00          1
    9600 CRIPPLE CREEK LANE            8.375          2,021.79         80
                                       8.125          2,021.79      332,500.00
    NEWCASTLE        CA   95658          1            08/07/96         00
    0430018648                           05           10/01/96          0
    961226                               O            09/01/26
    0


1


    1518793          765/G01             F          446,250.00         ZZ
                                         360        445,979.66          1
    4772 QUEEN VICTORIA ROAD           8.500          3,431.28         75
                                       8.250          3,431.28      595,000.00
    WOODLAND HILLS   CA   91364          1            07/15/96         00
    0430010660                           05           09/01/96          0
    315771                               O            08/01/26
    0


    1518795          685/G01             F          230,050.00         ZZ
                                         360        230,050.00          1
    62 TESSERA AVENUE                  8.500          1,768.89         80
                                       8.250          1,768.89      287,564.00
    FOOTHILL RANCH   CA   92610          1            08/02/96         00
    0430010553                           03           10/01/96          0
    104978                               O            09/01/26
    0


    1518797          685/G01             F          480,000.00         ZZ
                                         360        480,000.00          1
    4 VIA GOLETA                       8.625          3,733.39         80
                                       8.375          3,733.39      600,000.00
    SAN CELEMENTE    CA   92673          1            08/02/96         00
    0430013599                           03           10/01/96          0
    105239                               O            09/01/26
    0


    1518820          964/G01             F          132,000.00         ZZ
                                         360        131,924.06          1
    7345 PICKERING AVENUE              8.750          1,038.44         80
                                       8.500          1,038.44      165,000.00
    WHITTIER         CA   90602          1            07/31/96         00
    0430015214                           05           09/01/96          0
    19422                                O            08/01/26
    0


    1518837          E22/G01             F          224,963.00         ZZ
                                         360        224,836.88          1
    23671 SONATA DRIVE                 8.875          1,789.91         80
                                       8.625          1,789.91      281,204.00
    MURRIETA         CA   92562          1            07/17/96         00
    0410144505                           05           09/01/96          0
    410144505                            O            08/01/26
    0


    1518861          375/728             F           71,200.00         ZZ
                                         360         71,164.04          1
    210 POMMOGUSSETT RD                9.375            592.21         50
                                       9.125            592.21      145,000.00
1


    RUTLAND          MA   01543          2            07/11/96         00
    0380502576                           05           09/01/96          0
    328053                               O            08/01/26
    0


    1518873          369/G01             F          239,600.00         ZZ
                                         360        239,454.85          1
    4471 AVENIDA DE LAS ESTRELLAS      8.500          1,842.32         80
                                       8.250          1,842.32      299,500.00
    YORBA LINDA      CA   92686          1            07/18/96         00
    0430012286                           05           09/01/96          0
    49546971                             O            08/01/26
    0


    1518874          369/G01             F          244,250.00         ZZ
                                         360        244,116.58          1
    6310 CHERBOURG DRIVE               9.000          1,965.30         90
                                       8.750          1,965.30      271,400.00
    INDIANAPOLIS     IN   46220          4            07/30/96         21
    0430012385                           05           09/01/96         25
    49550551                             O            08/01/26
    0


    1518877          369/G01             F          299,250.00         ZZ
                                         360        299,082.23          1
    7931 OAKBROOK DRIVE                8.875          2,380.97         95
                                       8.625          2,380.97      315,000.00
    BATON ROUGE      LA   70810          1            07/26/96         12
    0430011957                           05           09/01/96         30
    60096716                             O            08/01/26
    0


    1518878          369/G01             F          213,650.00         ZZ
                                         360        213,523.86          1
    21479 DOWNING COURT                8.625          1,661.75         80
                                       8.375          1,661.75      267,191.00
    ASHBURN          VA   22011          1            07/22/96         00
    0430012245                           03           09/01/96          0
    49473002                             O            08/01/26
    0


    1518883          070/070             F          249,850.00         ZZ
                                         360        249,717.04          1
    14120 MAR VISTA STREET             9.125          2,032.86         92
                                       8.875          2,032.86      272,000.00
    WHITTIER         CA   90602          1            07/01/96         14
    4279886                              05           09/01/96         30
    4279886                              O            08/01/26
    0
1




    1518949          696/G01             F          216,000.00         ZZ
                                         360        215,875.73          1
    16617 CLARKES GAP ROAD             8.750          1,699.27         80
                                       8.500          1,699.27      270,000.00
    PAEONIAN SPRING  VA   22129          1            07/25/96         00
    0430010462                           05           09/01/96          0
    8008004                              O            08/01/26
    0


    1518983          696/728             F          229,900.00         ZZ
                                         360        229,753.40          1
    14711 KAMPUTA DRIVE                8.250          1,727.16         95
                                       8.000          1,727.16      242,000.00
    CENTREVILLE      VA   22020          1            07/31/96         12
    0380502741                           03           09/01/96         30
    2178132                              O            08/01/26
    0


    1518992          966/G01             F          400,000.00         ZZ
                                         350        400,000.00          1
    2920 LAKEFRONT TRAIL               8.500          3,095.13         70
                                       8.250          3,095.13      575,000.00
    PLANO            TX   75093          4            08/09/96         00
    0430023242                           03           10/01/96          0
    162620                               O            11/01/25
    0


    1519003          E22/G01             F          100,000.00         ZZ
                                         360        100,000.00          1
    24815 JACKSON ROAD                 9.000            804.62         40
                                       8.750            804.62      250,000.00
    MARENGO          IL   60152          2            08/02/96         00
    0410171888                           05           10/01/96          0
    410171888                            O            09/01/26
    0


    1519015          822/728             F          170,000.00         ZZ
                                         360        170,000.00          1
    1 ALLISON COURT                    9.250          1,398.55         61
                                       9.000          1,398.55      280,400.00
    MONROE           NJ   08831          1            08/06/96         00
    0380502618                           05           10/01/96          0
    3516006803                           O            09/01/26
    0


    1519021          E22/G01             F          108,000.00         ZZ
                                         360        108,000.00          1
1


    2408 WEST CORYDON STREET           8.625            840.01         80
                                       8.375            840.01      135,000.00
    COMPTON          CA   90220          2            07/26/96         00
    0410183818                           05           10/01/96          0
    410183818                            O            09/01/26
    0


    1519025          E22/G01             F          157,600.00         ZZ
                                         360        157,600.00          1
    85 GOLDENROD                       8.250          1,184.00         80
                                       8.000          1,184.00      197,000.00
    IRVINE           CA   92714          1            07/26/96         00
    0410183693                           01           10/01/96          0
    410183693                            O            09/01/26
    0


    1519027          E22/G01             F          119,700.00         ZZ
                                         360        119,627.48          1
    1815 EAST ROY STREET               8.500            920.39         70
                                       8.250            920.39      171,000.00
    SEATTLE          WA   98112          1            07/22/96         00
    0410112890                           05           09/01/96          0
    410112890                            O            08/01/26
    0


    1519046          731/G01             F          272,500.00         ZZ
                                         360        272,500.00          1
    45705 SOUTHEAST 138TH COURT        8.875          2,168.13         80
                                       8.625          2,168.13      340,700.00
    NORTH BEND       WA   98045          1            08/01/96         00
    0430013540                           03           10/01/96          0
    230332492                            O            09/01/26
    0


    1519047          B74/728             F          193,500.00         ZZ
                                         360        193,500.00          1
    24646 VIA VALLARTA                 8.500          1,487.85         75
                                       8.250          1,487.85      258,000.00
    YORBA LINDA      CA   92887          1            08/07/96         00
    0380505827                           05           10/01/96          0
    962948                               O            09/01/26
    0


    1519070          731/G01             F          195,500.00         ZZ
                                         360        195,387.52          1
    1913 CORTO TRAIL                   8.750          1,538.00         80
                                       8.500          1,538.00      244,400.00
    OXNARD           CA   93030          1            07/26/96         00
    0430011395                           05           09/01/96          0
1


    412610019                            O            08/01/26
    0


    1519075          025/025             F          225,000.00         ZZ
                                         360        224,733.36          1
    7605 WILLOW BASTIC COURT           8.625          1,750.03         61
                                       8.375          1,750.03      370,000.00
    TALLAHASSEE      FL   32312          4            06/28/96         00
    365246                               03           08/01/96          0
    365246                               O            07/01/26
    0


    1519077          025/025             F          275,000.00         ZZ
                                         360        274,682.40          1
    5631 OLDE HARTLEY WAY              8.750          2,163.43         65
                                       8.500          2,163.43      425,000.00
    GLEN ALLEN       VA   23060          4            06/27/96         00
    2005                                 05           08/01/96          0
    2005                                 O            07/01/26
    0


    1519085          025/025             F          230,800.00         ZZ
                                         360        230,663.74          1
    595 REGENCY PARK DRIVE             8.625          1,795.14         90
                                       8.375          1,795.14      256,487.00
    ATLANTA          GA   30331          1            07/17/96         01
    UNKNOWN                              03           09/01/96         30
    UNKNOWN                              O            08/01/26
    0


    1519097          369/G01             F          215,550.00         ZZ
                                         360        215,416.02          1
    2010 LARIMER POINT COURT           8.375          1,638.34         80
                                       8.125          1,638.34      269,473.00
    SUGAR LAND       TX   77479          1            07/31/96         00
    0430012237                           03           09/01/96          0
    48847370                             O            08/01/26
    0


    1519141          640/728             F          236,250.00         ZZ
                                         360        236,114.08          1
    8375 U.S. 70 HIGHWAY               8.750          1,858.58         90
                                       8.500          1,858.58      262,500.00
    ARLINGTON        TN   38002          1            07/22/96         01
    0380503186                           05           09/01/96         25
    5733076                              O            08/01/26
    0


1


    1519164          003/G01             F          673,700.00         ZZ
                                         360        673,393.92          1
    8215 ST. MARLO FAIRWAY DR          9.875          5,850.07         75
                                       9.625          5,850.07      898,390.00
    DULUTH           GA   30155          1            07/15/96         00
    0430015388                           05           09/01/96          0
    3709680                              O            08/01/26
    0


    1519196          966/G01             F          383,500.00         ZZ
                                         360        383,500.00          1
    904 PLACE LOVIE                    8.875          3,051.30         77
                                       8.625          3,051.30      500,000.00
    DESOTO           TX   75115          2            08/19/96         00
    0430022996                           03           10/01/96          0
    30002356                             O            09/01/26
    0


    1519212          696/G01             F          391,200.00         ZZ
                                         360        390,980.69          1
    4137 NORTH RIVER STREET            8.875          3,112.56         80
                                       8.625          3,112.56      489,000.00
    MCLEAN           VA   22101          1            07/29/96         00
    0430012641                           03           09/01/96          0
    2268320                              O            08/01/26
    0


    1519232          E89/G01             F          572,000.00         ZZ
                                         360        572,000.00          1
    13 SIERRA VISTA                    8.500          4,398.19         80
                                       8.250          4,398.19      715,000.00
    LAGUNA NIGUEL    CA   92677          2            08/21/96         00
    0430024620                           03           10/01/96          0
    14329                                O            09/01/26
    0


    1519278          638/G01             F          269,900.00         ZZ
                                         360        269,736.49          1
    26576 SIERRA VISTA                 8.500          2,075.30         85
                                       8.250          2,075.30      319,900.00
    MISSION VIEJO    CA   92692          1            07/22/96         10
    0430012179                           03           09/01/96         12
    8581727                              O            08/01/26
    0


    1519281          664/G01             F          289,800.00         ZZ
                                         360        289,653.65          1
    12602 HILLSIDE DRIVE               9.375          2,410.41         90
                                       9.125          2,410.41      322,000.00
1


    MOORPARK         CA   93021          2            07/26/96         12
    0430013581                           03           09/01/96         25
    2179117                              O            08/01/26
    0


    1519287          766/G01             F          277,500.00         ZZ
                                         360        277,500.00          1
    650 LAKE ROAD                      9.625          2,358.72         75
                                       9.375          2,358.72      370,000.00
    MIAMI            FL   33137          1            08/07/96         00
    0430012476                           03           10/01/96          0
    96OZ0337                             O            09/01/26
    0


    1519289          961/G01             F          310,000.00         ZZ
                                         360        309,812.20          1
    1333 ANNANDALE TERRACE             8.500          2,383.63         48
                                       8.250          2,383.63      650,000.00
    CITY OF PASADEN  CA   91105          5            07/15/96         00
    0430019489                           05           09/01/96          0
    9108863                              O            08/01/26
    0


    1519296          961/G01             F          210,000.00         ZZ
                                         360        209,879.18          1
    1067 EAST PALM STREET              8.750          1,652.07         80
                                       8.500          1,652.07      262,500.00
    ALTADENA         CA   91001          1            07/23/96         00
    0430011510                           05           09/01/96          0
    09109067                             O            08/01/26
    0


    1519304          765/G01             F          211,500.00         ZZ
                                         360        211,500.00          1
    7450 VIA AMORITA                   8.875          1,682.79         90
                                       8.625          1,682.79      235,000.00
    DOWNEY           CA   90241          1            08/02/96         11
    0430013466                           05           10/01/96         25
    316566                               O            09/01/26
    0


    1519309          936/G01             F          224,000.00         ZZ
                                         360        223,867.75          1
    2070 HIDDEN HOLLOW LANE            8.625          1,742.25         80
                                       8.375          1,742.25      280,000.00
    HENDERSON        NV   89012          1            07/22/96         00
    0430012120                           03           09/01/96          0
    6096879                              O            08/01/26
    0
1




    1519310          936/G01             F          288,000.00         ZZ
                                         360        287,829.96          1
    151 GREENLEAF DRIVE                8.625          2,240.04         90
                                       8.375          2,240.04      320,000.00
    NORTHAMPTON      MA   01060          1            08/01/96         11
    0430011569                           05           09/01/96         25
    6087597                              O            08/01/26
    0


    1519313          975/G01             F          261,200.00         ZZ
                                         360        261,200.00          1
    18928 MOUNT DEMETER CIRCLE         8.500          2,008.40         80
                                       8.250          2,008.40      326,500.00
    FOUNTAIN VALLEY  CA   92708          1            08/01/96         00
    0430012849                           05           10/01/96          0
    962040                               O            09/01/26
    0


    1519318          559/G01             F          251,000.00         ZZ
                                         360        250,724.75          1
    4341 TULIYANI DRIVE                9.000          2,019.61         90
                                       8.750          2,019.61      279,000.00
    CHICO            CA   95973          1            06/24/96         01
    0430024364                           05           08/01/96         20
    5336953                              O            07/01/26
    0


    1519322          936/G01             F          236,000.00         ZZ
                                         360        235,849.51          1
    338 NORTH STEELE ROAD              8.250          1,772.99         80
                                       8.000          1,772.99      295,000.00
    WEST HARTFORD    CT   06117          1            07/23/96         00
    0430012104                           05           09/01/96          0
    6084057                              O            08/01/26
    0


    1519343          375/728             F           47,000.00         ZZ
                                         360         46,916.15          1
    3309 GALLOP CV                     8.625            365.56         49
                                       8.375            365.56       97,000.00
    AUSTIN           TX   78745          1            05/30/96         00
    0380503483                           05           07/01/96          0
    412753                               O            06/01/26
    0


    1519366          G17/G01             F          194,000.00         ZZ
                                         360        194,000.00          1
1


    6654 LA JOLLA BLVD                 8.750          1,526.20         26
                                       8.500          1,526.20      750,000.00
    LA JOLLA         CA   92037          2            08/16/96         00
    0430019588                           05           10/01/96          0
    265105                               O            09/01/26
    0


    1519372          E26/728             F          204,000.00         ZZ
                                         360        203,891.43          1
    1306 MERGANSER COURT               9.125          1,659.82         80
                                       8.875          1,659.82      255,000.00
    UPPER MARLBORO   MD   20772          1            07/24/96         00
    0380506221                           03           09/01/96          0
    431169                               O            08/01/26
    0


    1519378          575/G01             F          245,600.00         ZZ
                                         360        245,462.32          1
    26 BROOKSHIRE COURT                8.875          1,954.10         90
                                       8.625          1,954.10      272,900.00
    AMHERST          NY   14051          1            07/03/96         04
    0430012088                           05           09/01/96         25
    456006100                            O            08/01/26
    0


    1519379          575/G01             F          329,400.00         ZZ
                                         360        329,184.52          1
    1905 N. HANCOCK STREET             8.125          2,445.79         90
                                       7.875          2,445.79      366,000.00
    ARLINGTON        VA   22201          1            07/29/96         10
    0430013664                           05           09/01/96         25
    450008771                            O            08/01/26
    0


    1519380          575/G01             F          239,000.00         ZZ
                                         360        238,866.01          1
    54 BRANDYWINE DRIVE                8.875          1,901.59         89
                                       8.625          1,901.59      269,900.00
    OLD BRIDGE       NJ   07747          1            07/22/96         14
    0430012161                           03           09/01/96         25
    442007554                            O            08/01/26
    0


    1519382          354/354             F          219,600.00         ZZ
                                         360        219,371.42          1
    56 BRESNAHAN ROAD                  9.250          1,806.60         90
                                       9.000          1,806.60      244,000.00
    ROBBINSVILLE     NJ   08691          1            06/28/96         04
    20274130                             05           08/01/96         25
1


    20274130                             O            07/01/26
    0


    1519383          354/354             F          246,950.00         ZZ
                                         360        246,657.34          1
    6110 YORKTOWN                      8.625          1,920.76         90
                                       8.375          1,920.76      274,405.00
    MT. AIRY         MD   21771          1            06/28/96         01
    20285318                             05           08/01/96         25
    20285318                             O            07/01/26
    0


    1519384          354/354             F          305,400.00         ZZ
                                         360        304,967.49          1
    6752 CORTINA DRIVE                 7.750          2,187.93         85
                                       7.500          2,187.93      359,344.00
    HIGHLAND         MD   20777          1            06/19/96         10
    20336426                             05           08/01/96         12
    20336426                             O            07/01/26
    0


    1519386          354/354             F          344,000.00         ZZ
                                         360        343,386.31          1
    7559 PENOBSCOTT DRIVE              8.625          2,675.60         90
                                       8.375          2,675.60      382,225.00
    WEST HILLS AREA  CA   91304          1            05/02/96         11
    20347472                             03           07/01/96         25
    20347472                             O            06/01/26
    0


    1519387          354/354             F          315,000.00         ZZ
                                         360        313,981.77          1
    7215 NORTH COUNTY RD 9             8.250          2,366.49         78
                                       8.000          2,366.49      405,200.00
    WELLINGTON       CO   80549          1            03/27/96         00
    20347811                             05           05/01/96          0
    20347811                             O            04/01/26
    0


    1519388          354/354             F          234,500.00         ZZ
                                         360        234,070.80          1
    1717 WEST VIEW TRAIL               8.500          1,803.10         87
                                       8.250          1,803.10      270,000.00
    HOWELL           MI   48843          2            05/23/96         14
    20367199                             05           07/01/96         25
    20367199                             O            06/01/26
    0


1


    1519389          354/354             F          328,500.00         ZZ
                                         360        327,867.23          1
    417 NORTH WYNDHAM AVENUE           8.250          2,467.92         90
                                       8.000          2,467.92      365,000.00
    GREELEY          CO   80634          1            05/30/96         04
    20368841                             05           07/01/96         25
    20368841                             O            06/01/26
    0


    1519390          354/354             F          218,500.00         ZZ
                                         360        218,100.07          1
    5940 LISKA LANE                    8.500          1,680.08         90
                                       8.250          1,680.08      242,840.00
    SAN JOSE         CA   95119          1            05/02/96         10
    20372702                             05           07/01/96         25
    20372702                             O            06/01/26
    0


    1519391          354/354             F          260,000.00         ZZ
                                         360        259,511.79          1
    2409 LACEWOOD DRIVE                8.375          1,976.19         58
                                       8.125          1,976.19      450,000.00
    COLUMBIA         MO   65201          2            05/10/96         00
    20377115                             05           07/01/96          0
    20377115                             O            06/01/26
    0


    1519392          354/354             F          233,900.00         ZZ
                                         360        233,768.87          1
    8 WESTON DRIVE                     8.875          1,861.02         90
                                       8.625          1,861.02      259,900.00
    PITTSTOWN        NJ   08867          1            07/02/96         14
    20380465                             05           09/01/96         25
    20380465                             O            08/01/26
    0


    1519393          354/354             F          241,300.00         ZZ
                                         360        241,021.33          1
    2971 US ROUTE 68 N                 8.750          1,898.31         95
                                       8.500          1,898.31      254,000.00
    YELLOW SPRINGS   OH   45837          1            06/11/96         12
    20380770                             05           08/01/96         30
    20380770                             O            07/01/26
    0


    1519394          354/354             F          331,200.00         ZZ
                                         360        330,593.81          1
    2323  TINKHAM ROAD                 8.500          2,546.64         90
                                       8.250          2,546.64      368,000.00
1


    AKRON            OH   44313          1            05/28/96         10
    20381893                             05           07/01/96         25
    20381893                             O            06/01/26
    0


    1519395          354/354             F          222,750.00         ZZ
                                         360        222,499.32          1
    5345 EAST MCLELLAN ROAD #85        8.875          1,772.30         90
                                       8.625          1,772.30      247,500.00
    MESA             AZ   85205          1            06/28/96         11
    20384079                             03           08/01/96         25
    20384079                             O            07/01/26
    0


    1519396          354/354             F          344,800.00         ZZ
                                         360        343,955.51          1
    1373 WILD IVY WAY                  8.500          2,651.22         80
                                       8.250          2,651.22      435,000.00
    BELLBROOK        OH   45440          1            05/15/96         00
    20384418                             05           07/01/96          0
    20384418                             O            06/01/26
    0


    1519397          354/354             F          265,600.00         ZZ
                                         360        265,434.91          1
    18362 ERIN BAY                     8.375          2,018.76         90
                                       8.125          2,018.76      295,120.00
    EDEN PRAIRIE     MN   55347          1            07/16/96         14
    20388369                             05           09/01/96         25
    20388369                             O            08/01/26
    0


    1519398          354/354             F          274,500.00         ZZ
                                         360        274,010.28          1
    1626 S.E. PALMCROFT WAY            8.625          2,135.04         90
                                       8.375          2,135.04      305,000.00
    PHOENIX          AZ   85007          1            05/29/96         04
    20388781                             05           07/01/96         25
    20388781                             O            06/01/26
    0


    1519399          354/354             F          220,500.00         ZZ
                                         360        220,075.26          1
    32 HEARLE DRIVE                    8.250          1,656.55         90
                                       8.000          1,656.55      245,000.00
    PEQUANNOCK TOWN  NJ   07440          1            05/31/96         10
    20394706                             05           07/01/96         25
    20394706                             O            06/01/26
    0
1




    1519401          354/354             F          263,550.00         ZZ
                                         354        263,237.70          1
    12320 EAST BARRY BAKER PLACE       8.625          2,057.28         80
                                       8.375          2,057.28      330,000.00
    TUCSON           AZ   85749          4            06/05/96         00
    20400982                             03           08/01/96          0
    20400982                             O            01/01/26
    0


    1519402          354/354             F          326,700.00         ZZ
                                         360        326,070.71          1
    3524  SEELEY COURT                 8.250          2,454.39         90
                                       8.000          2,454.39      363,000.00
    GREELEY          CO   80631          1            05/23/96         04
    20401428                             05           07/01/96         25
    20401428                             O            06/01/26
    0


    1519403          354/354             F          245,100.00         ZZ
                                         360        244,627.88          1
    25119 VALLEY OAK DRIVE             8.250          1,841.36         75
                                       8.000          1,841.36      326,903.00
    CASTRO VALLEY    CA   94552          1            05/21/96         00
    20403366                             03           07/01/96          0
    20403366                             O            06/01/26
    0


    1519404          354/354             F          271,200.00         ZZ
                                         360        270,870.26          1
    108 HUNTSET MILL LANE              8.500          2,085.29         80
                                       8.250          2,085.29      339,000.00
    PELHAM           AL   35124          1            06/07/96         00
    20405791                             03           08/01/96          0
    20405791                             O            07/01/26
    0


    1519405          354/354             F          310,400.00         ZZ
                                         360        309,992.54          1
    2910  AUTUMN COURT                 8.125          2,304.71         80
                                       7.875          2,304.71      388,000.00
    PROSPECT         KY   40059          1            06/14/96         00
    20406161                             05           08/01/96          0
    20406161                             O            07/01/26
    0


    1519406          354/354             F          227,600.00         ZZ
                                         360        227,316.09          1
1


    720  FAIRWAY VIEW                  8.375          1,729.92         80
                                       8.125          1,729.92      284,500.00
    ALGONQUIN        IL   60102          1            06/24/96         00
    20407383                             05           08/01/96          0
    20407383                             O            07/01/26
    0


    1519407          354/354             F          275,800.00         ZZ
                                         360        275,295.18          1
    1805 FONTAINE COURT                8.500          2,120.67         51
                                       8.250          2,120.67      550,000.00
    AUSTIN           TX   78734          2            05/31/96         00
    20407961                             03           07/01/96          0
    20407961                             O            06/01/26
    0


    1519408          354/354             F          350,000.00         ZZ
                                         360        347,376.90          1
    2023 LINDEN AVENUE                 8.750          2,753.45         80
                                       8.500          2,753.45      441,000.00
    HIGHLAND PARK    IL   60035          1            05/22/96         00
    20409207                             05           07/01/96          0
    20409207                             O            06/01/26
    0


    1519409          354/354             F          296,000.00         ZZ
                                         360        295,658.14          1
    4317 FANNIN DRIVE                  8.750          2,328.64         80
                                       8.500          2,328.64      370,000.00
    IRVING           TX   75038          1            06/18/96         00
    20410064                             03           08/01/96          0
    20410064                             O            07/01/26
    0


    1519410          354/354             F          247,100.00         ZZ
                                         360        246,767.30          1
    610 OAKHURST DRIVE                 8.000          1,813.13         75
                                       7.750          1,813.13      329,500.00
    CHEYENNE         WY   82009          1            06/24/96         00
    20411401                             05           08/01/96          0
    20411401                             O            07/01/26
    0


    1519411          354/354             F          263,300.00         ZZ
                                         360        262,830.26          1
    812 TOWNE STREET                   8.625          2,047.93         90
                                       8.375          2,047.93      292,595.00
    SONOMA           CA   95476          1            05/06/96         11
    20411724                             05           07/01/96         25
1


    20411724                             O            06/01/26
    0


    1519412          354/354             F          550,000.00         ZZ
                                         360        549,278.00          1
    2707 SILKWOOD COURT                8.125          4,083.74         78
                                       7.875          4,083.74      710,000.00
    OAKTON           VA   22124          1            06/28/96         00
    20413365                             05           08/01/96          0
    20413365                             O            07/01/26
    0


    1519413          354/354             F          296,000.00         T
                                         360        295,649.22          1
    629 CASWELL BEACH ROAD             8.625          2,302.26         78
                                       8.375          2,302.26      380,000.00
    CASWELL BEACH    NC   28465          1            06/07/96         00
    20413886                             05           08/01/96          0
    20413886                             O            07/01/26
    0


    1519414          354/354             F          260,000.00         ZZ
                                         360        259,547.95          1
    3951 MYRA AVENUE                   8.750          2,045.42         80
                                       8.500          2,045.42      325,000.00
    LOS ALAMITOS     CA   90720          2            05/08/96         00
    20419057                             05           07/01/96          0
    20419057                             O            06/01/26
    0


    1519415          354/354             F          274,000.00         ZZ
                                         360        273,683.57          1
    3218 PARK HILLS DR                 8.750          2,155.56         80
                                       8.500          2,155.56      342,500.00
    AUSTIN           TX   78746          1            06/14/96         00
    20419677                             05           08/01/96          0
    20419677                             O            07/01/26
    0


    1519416          354/354             F          232,550.00         ZZ
                                         360        232,416.20          1
    3417 FOOTHILL TERRACE              8.750          1,829.48         74
                                       8.500          1,829.48      315,000.00
    AUSTIN           TX   78731          2            07/03/96         00
    20419693                             05           09/01/96          0
    20419693                             O            08/01/26
    0


1


    1519417          354/354             F          261,900.00         ZZ
                                         360        261,597.54          1
    6404 INDIAN CANYON DRIVE           8.750          2,060.37         90
                                       8.500          2,060.37      291,000.00
    AUSTIN           TX   78746          1            06/03/96         01
    20419727                             05           08/01/96         25
    20419727                             O            07/01/26
    0


    1519418          354/354             F          224,350.00         ZZ
                                         360        224,220.92          1
    6568 WEST ROBIN LANE               8.750          1,764.97         95
                                       8.500          1,764.97      237,701.00
    GLENDALE         AZ   85310          1            07/11/96         11
    20420121                             03           09/01/96         30
    20420121                             O            08/01/26
    0


    1519419          354/354             F          275,000.00         ZZ
                                         360        274,553.65          1
    1600 SOUTH ENGLISH STATION ROA     8.750          2,163.43         80
                                       8.500          2,163.43      345,000.00
    LOUISVILLE       KY   40299          2            06/07/96         00
    20421525                             05           08/01/96          0
    20421525                             O            07/01/26
    0


    1519420          354/354             F          242,000.00         ZZ
                                         360        241,690.30          1
    1505 MASTERS CT                    8.250          1,818.07         80
                                       8.000          1,818.07      303,600.00
    SUPERIOR         CO   80027          1            06/14/96         00
    20422184                             03           08/01/96          0
    20422184                             O            07/01/26
    0


    1519422          354/354             F          356,000.00         ZZ
                                         360        355,210.58          1
    3738 HARPER STREET                 8.500          2,737.33         65
                                       8.250          2,737.33      556,000.00
    HOUSTON          TX   77005          1            05/14/96         00
    20424628                             05           07/01/96          0
    20424628                             O            06/01/26
    0


    1519423          354/354             F          284,000.00         ZZ
                                         360        283,531.11          1
    717 COAST RANGE DRIVE              9.000          2,285.13         95
                                       8.750          2,285.13      298,996.00
1


    SCOTTS VALLEY    CA   95066          1            05/14/96         11
    20424842                             05           07/01/96         30
    20424842                             O            06/01/26
    0


    1519424          354/354             F          299,790.00         ZZ
                                         360        299,425.48          1
    39 W 047 FOXWOOD                   8.500          2,305.13         90
                                       8.250          2,305.13      333,100.00
    ST CHARLES       IL   60175          1            06/17/96         11
    20426904                             05           08/01/96         25
    20426904                             O            07/01/26
    0


    1519425          354/354             F          251,250.00         ZZ
                                         360        250,911.79          1
    265 NAVIGATOR DRIVE                8.000          1,843.59         90
                                       7.750          1,843.59      279,209.00
    SCOTTS VALLEY    CA   95066          1            06/05/96         11
    20427506                             05           08/01/96         25
    20427506                             O            07/01/26
    0


    1519427          354/354             F          450,000.00         ZZ
                                         360        449,424.13          1
    39 ROBIN LAKE LANE                 8.250          3,380.70         75
                                       8.000          3,380.70      600,000.00
    HOUSTON          TX   77024          1            07/01/96         00
    20428454                             03           08/01/96          0
    20428454                             O            07/01/26
    0


    1519428          354/354             F          254,250.00         ZZ
                                         360        253,807.95          1
    3913 75TH STREET                   8.750          2,000.19         90
                                       8.500          2,000.19      282,500.00
    LUBBOCK          TX   79423          1            05/23/96         11
    20428710                             05           07/01/96         25
    20428710                             O            06/01/26
    0


    1519429          354/354             F          239,200.00         ZZ
                                         360        238,750.86          1
    2341 RADIO AVENUE                  8.375          1,818.09         80
                                       8.125          1,818.09      299,000.00
    SAN JOSE         CA   95125          1            05/17/96         00
    20428843                             05           07/01/96          0
    20428843                             O            06/01/26
    0
1




    1519430          354/354             F          300,000.00         ZZ
                                         360        299,803.76          1
    11941 CREEL LODGE DR               8.125          2,227.49         61
                                       7.875          2,227.49      495,000.00
    ANCHORAGE        KY   40223          4            07/19/96         00
    20429197                             05           09/01/96          0
    20429197                             O            08/01/26
    0


    1519431          354/354             F          315,000.00         ZZ
                                         360        314,814.02          1
    3937  HOBSON GATE COURT            8.625          2,450.04         80
                                       8.375          2,450.04      393,974.00
    NAPERVILLE       IL   60540          1            07/18/96         00
    20430054                             05           09/01/96          0
    20430054                             O            08/01/26
    0


    1519432          354/354             F          650,000.00         ZZ
                                         360        649,229.72          1
    6506 BROOKSHIRE DRIVE              8.625          5,055.64         75
                                       8.375          5,055.64      875,000.00
    DALLAS           TX   75230          1            06/05/96         00
    20430674                             05           08/01/96          0
    20430674                             O            07/01/26
    0


    1519433          354/354             F          465,000.00         ZZ
                                         360        464,503.20          1
    47 VAN HOLTEN ROAD                 9.125          3,783.40         77
                                       8.875          3,783.40      609,864.00
    BERNARDS TWP     NJ   07920          1            06/20/96         00
    20430898                             05           08/01/96          0
    20430898                             O            07/01/26
    0


    1519434          354/354             F          260,000.00         ZZ
                                         360        259,838.39          1
    4513 WEST 14TH STREET              8.375          1,976.19         78
                                       8.125          1,976.19      335,000.00
    GREELEY          CO   80634          4            07/12/96         00
    20431730                             03           09/01/96          0
    20431730                             O            08/01/26
    0


    1519435          354/354             F          324,000.00         ZZ
                                         360        323,375.93          1
1


    6675 SOUTH CROCKER WAY             8.250          2,434.10         90
                                       8.000          2,434.10      360,000.00
    LITTLETON        CO   80120          1            05/30/96         10
    20432449                             05           07/01/96         25
    20432449                             O            06/01/26
    0


    1519436          354/354             F          355,000.00         T
                                         360        354,359.24          1
    7851 FOLLY'S COVE ROAD             8.625          2,761.16         80
                                       8.375          2,761.16      445,000.00
    ST. MICHAELS     MD   21663          1            06/14/96         00
    20433751                             05           08/01/96          0
    20433751                             O            07/01/26
    0


    1519437          354/354             F          296,750.00         ZZ
                                         360        296,234.04          1
    6296 GRAND OAK WAY                 8.750          2,334.54         80
                                       8.500          2,334.54      370,970.00
    SAN JOSE         CA   95135          1            06/17/96         00
    20434528                             05           08/01/96          0
    20434528                             O            07/01/26
    0


    1519438          354/354             F          294,050.00         ZZ
                                         360        293,664.00          1
    8312 HOLLY HAVEN LANE              8.125          2,183.31         75
                                       7.875          2,183.31      392,130.00
    FAIRFAX STATION  VA   22039          1            06/14/96         00
    20435806                             05           08/01/96          0
    20435806                             O            07/01/26
    0


    1519439          354/354             F          233,950.00         ZZ
                                         360        233,650.61          1
    4804 SUNSET BEACH DR               8.250          1,757.59         90
                                       8.000          1,757.59      262,000.00
    N.W. OLYMPIA     WA   98502          1            06/28/96         11
    20436259                             05           08/01/96         25
    20436259                             O            07/01/26
    0


    1519440          354/354             F          272,000.00         ZZ
                                         360        271,514.76          1
    1233 CALLE YUCCA                   8.625          2,115.59         76
                                       8.375          2,115.59      360,000.00
    THOUSAND OAKS    CA   91360          2            05/21/96         00
    20436580                             05           07/01/96          0
1


    20436580                             O            06/01/26
    0


    1519441          354/354             F          297,000.00         ZZ
                                         360        296,648.04          1
    306 WASHINGTON LANE                8.625          2,310.04         90
                                       8.375          2,310.04      333,000.00
    FORT WASHINGTON  PA   19034          1            06/28/96         04
    20438909                             05           08/01/96         25
    20438909                             O            07/01/26
    0


    1519442          354/354             F          368,650.00         ZZ
                                         360        368,224.26          1
    782 LAKE CREEK WAY                 8.750          2,900.17         84
                                       8.500          2,900.17      442,000.00
    HERBER CITY      UT   84032          4            06/20/96         04
    20439253                             05           08/01/96         25
    20439253                             O            07/01/26
    0


    1519443          354/354             F          356,000.00         ZZ
                                         360        355,555.90          1
    134 ROCKY HILL ROAD                8.375          2,705.86         80
                                       8.125          2,705.86      445,000.00
    CHADDS FORD      PA   19317          1            06/06/96         00
    20440525                             05           08/01/96          0
    20440525                             O            07/01/26
    0


    1519444          354/354             F          385,000.00         ZZ
                                         360        384,543.74          1
    25931 SOUTHEAST 22ND PLACE         8.625          2,994.50         89
                                       8.375          2,994.50      435,000.00
    ISSAQUAH         WA   98029          1            06/03/96         12
    20440723                             03           08/01/96         25
    20440723                             O            07/01/26
    0


    1519445          354/354             F          268,000.00         ZZ
                                         360        267,639.16          1
    3101 CREEK'S EDGE PARKWAY          8.000          1,966.49         80
                                       7.750          1,966.49      335,000.00
    AUSTIN           TX   78733          1            07/01/96         00
    20440988                             03           08/01/96          0
    20440988                             O            07/01/26
    0


1


    1519446          354/354             F          300,000.00         ZZ
                                         360        299,422.14          1
    261 SOUTH PROSPECT AVENUE          8.250          2,253.80         60
                                       8.000          2,253.80      500,000.00
    CLARENDON HILLS  IL   60514          2            05/23/96         00
    20441002                             05           07/01/96          0
    20441002                             O            06/01/26
    0


    1519447          354/354             F          285,500.00         ZZ
                                         360        285,143.84          1
    18818 WINDWARD LANE                8.375          2,170.01         75
                                       8.125          2,170.01      385,000.00
    HOUSTON          TX   77058          2            06/26/96         00
    20441218                             03           08/01/96          0
    20441218                             O            07/01/26
    0


    1519448          354/354             F          263,800.00         ZZ
                                         360        263,640.18          1
    11572 EAST LA JUNTA ROAD           8.500          2,028.40         89
                                       8.250          2,028.40      298,163.00
    SCOTTSDALE       AZ   85255          1            07/01/96         11
    20441978                             03           09/01/96         25
    20441978                             O            08/01/26
    0


    1519449          354/354             F          586,000.00         ZZ
                                         360        585,287.49          1
    7153 OLD OVERTON CLUB DRIVE        8.500          4,505.83         76
                                       8.250          4,505.83      775,000.00
    VESTAVIA HILLS   AL   35242          1            06/21/96         00
    20442109                             03           08/01/96          0
    20442109                             O            07/01/26
    0


    1519450          354/354             F          260,000.00         ZZ
                                         360        259,699.73          1
    7895  KYLES STATION                8.750          2,045.42         80
                                       8.500          2,045.42      325,000.00
    MIDDLETOWN       OH   45044          1            06/20/96         00
    20443149                             05           08/01/96          0
    20443149                             O            07/01/26
    0


    1519451          354/354             F          245,000.00         ZZ
                                         360        244,855.35          1
    237 W JEFFERSON AVE                8.625          1,905.59         76
                                       8.375          1,905.59      325,000.00
1


    NAPERVILLE       IL   60540          2            07/08/96         00
    20443479                             05           09/01/96          0
    20443479                             O            08/01/26
    0


    1519452          354/354             F          287,200.00         ZZ
                                         360        286,876.77          1
    42 PLYMOUTH STREET                 8.875          2,285.10         80
                                       8.625          2,285.10      359,000.00
    MONTCLAIR        NJ   07042          1            06/06/96         00
    20443909                             05           08/01/96          0
    20443909                             O            07/01/26
    0


    1519453          354/354             F          305,650.00         ZZ
                                         360        305,278.35          1
    6310 RUNNING SPRING                8.500          2,350.19         80
                                       8.250          2,350.19      382,081.00
    SAN JOSE         CA   95135          1            06/10/96         00
    20445433                             05           08/01/96          0
    20445433                             O            07/01/26
    0


    1519454          354/354             F          315,000.00         ZZ
                                         360        314,542.55          1
    5956 GLENDOWER LANE                7.625          2,229.56         68
                                       7.375          2,229.56      465,000.00
    PLANO            TX   75093          1            06/10/96         00
    20446084                             05           08/01/96          0
    20446084                             O            07/01/26
    0


    1519455          354/354             F          350,000.00         ZZ
                                         360        349,504.34          1
    615 FIELDING PLACE COURT           7.750          2,507.45         68
                                       7.500          2,507.45      520,000.00
    BARRINGTON       IL   60010          1            06/12/96         00
    20446589                             03           08/01/96          0
    20446589                             O            07/01/26
    0


    1519456          354/354             F          277,000.00         ZZ
                                         360        276,663.20          1
    134 SOUTH HUMBOLDT STREET          8.500          2,129.89         72
                                       8.250          2,129.89      385,000.00
    DENVER           CO   80209          5            06/21/96         00
    20447124                             05           08/01/96          0
    20447124                             O            07/01/26
    0
1




    1519457          354/354             F          220,500.00         ZZ
                                         360        220,238.69          1
    4508 16TH STREET                   8.625          1,715.03         90
                                       8.375          1,715.03      245,000.00
    LUBBOCK          TX   79416          1            06/13/96         10
    20447348                             05           08/01/96         25
    20447348                             O            07/01/26
    0


    1519458          354/354             F          324,700.00         ZZ
                                         360        324,262.82          1
    89 JONES CREEK LANE                8.000          2,382.53         90
                                       7.750          2,382.53      360,800.00
    PINE             CO   80470          1            06/14/96         14
    20447454                             05           08/01/96         25
    20447454                             O            07/01/26
    0


    1519459          354/354             F          350,000.00         ZZ
                                         360        349,359.38          1
    9227 VINTNER DRIVE NE              8.500          2,691.20         80
                                       8.250          2,691.20      440,000.00
    ALBUQUERQUE      NM   87122          4            05/29/96         00
    20447546                             05           07/01/96          0
    20447546                             O            06/01/26
    0


    1519460          354/354             F          364,000.00         ZZ
                                         360        363,785.10          1
    4699 CHANTRY COURT                 8.625          2,831.15         80
                                       8.375          2,831.15      455,000.00
    COLUMBUS         OH   43220          1            07/01/96         00
    20448015                             05           09/01/96          0
    20448015                             O            08/01/26
    0


    1519461          354/354             F          245,550.00         ZZ
                                         360        245,266.43          1
    16264  CRESCENT MOON COURT         8.750          1,931.74         95
                                       8.500          1,931.74      258,474.00
    RIVERSIDE        CA   92503          1            06/18/96         10
    20448130                             03           08/01/96         30
    20448130                             O            07/01/26
    0


    1519462          354/354             F          247,050.00         ZZ
                                         360        246,574.12          1
1


    13713 460TH COURT SOUTHEAST        8.250          1,856.01         80
                                       8.000          1,856.01      308,825.00
    NORTH BEND       WA   98045          1            05/22/96         00
    20449203                             03           07/01/96          0
    20449203                             O            06/01/26
    0


    1519463          354/354             F          384,000.00         ZZ
                                         360        383,520.97          1
    1405 PRESTWOOD PLACE               8.375          2,918.68         80
                                       8.125          2,918.68      480,000.00
    AUSTIN           TX   78746          1            06/25/96         00
    20449260                             03           08/01/96          0
    20449260                             O            07/01/26
    0


    1519464          354/354             F          224,500.00         ZZ
                                         360        224,233.95          1
    17319 FOUNTAIN BLUFF               8.625          1,746.14         90
                                       8.375          1,746.14      249,500.00
    SAN ANTONIO      TX   78248          1            06/10/96         04
    20449286                             03           08/01/96         25
    20449286                             O            07/01/26
    0


    1519465          354/354             F          260,800.00         ZZ
                                         360        259,961.62          1
    1395 VALLEY RESERVE                8.250          1,959.30         90
                                       8.000          1,959.30      289,823.00
    KENNESAW         GA   30144          1            05/24/96         14
    20449567                             03           07/01/96         25
    20449567                             O            06/01/26
    0


    1519466          354/354             F          468,000.00         ZZ
                                         360        467,416.19          1
    290 HOLLANDER ROAD                 8.375          3,557.14         80
                                       8.125          3,557.14      585,000.00
    ORONO            MN   55391          1            07/01/96         00
    20450003                             05           08/01/96          0
    20450003                             O            07/01/26
    0


    1519467          354/354             F          389,600.00         ZZ
                                         360        389,101.43          1
    2602 SARATOGA                      8.250          2,926.93         80
                                       8.000          2,926.93      487,000.00
    MCKINNEY         TX   75070          1            06/05/96         00
    20450128                             03           08/01/96          0
1


    20450128                             O            07/01/26
    0


    1519468          354/354             F          400,000.00         ZZ
                                         360        399,513.63          1
    6009 MAURY'S TRAIL                 8.500          3,075.66         76
                                       8.250          3,075.66      530,000.00
    AUSTIN           TX   78730          4            06/27/96         00
    20451340                             05           08/01/96          0
    20451340                             O            07/01/26
    0


    1519469          354/354             F          493,200.00         ZZ
                                         360        492,568.84          1
    3004 BLACKSHEAR AVENUE             8.250          3,705.25         80
                                       8.000          3,705.25      616,500.00
    PENSACOLA        FL   32503          1            06/06/96         00
    20451456                             05           08/01/96          0
    20451456                             O            07/01/26
    0


    1519470          354/354             F          352,000.00         ZZ
                                         360        350,884.35          1
    24933  FAIRMOUNT                   8.750          2,769.19         80
                                       8.500          2,769.19      440,000.00
    DEARBORN         MI   48124          1            05/31/96         00
    20451514                             05           07/01/96          0
    20451514                             O            06/01/26
    0


    1519472          354/354             F          319,400.00         ZZ
                                         300        319,077.57          1
    1145 WYNDHAM DR                    8.250          2,518.31         72
                                       8.000          2,518.31      444,000.00
    YORK             PA   17403          2            06/25/96         00
    20453023                             05           09/01/96          0
    20453023                             O            08/01/21
    0


    1519473          354/354             F          336,000.00         ZZ
                                         360        335,252.11          1
    455 ROOKWOOD DRIVE                 8.250          2,524.26         80
                                       8.000          2,524.26      420,000.00
    CHARLOTTESVILLE  VA   22901          1            05/24/96         00
    20454179                             03           07/01/96          0
    20454179                             O            06/01/26
    0


1


    1519474          354/354             F          217,900.00         ZZ
                                         360        217,761.05          1
    233 LANCELOT LANE                  8.250          1,637.01         90
                                       8.000          1,637.01      242,135.00
    FRANKLIN         TN   37064          1            07/17/96         10
    20455069                             03           09/01/96         25
    20455069                             O            08/01/26
    0


    1519475          354/354             F          253,600.00         ZZ
                                         360        253,299.46          1
    1 WRANGLER COURT                   8.625          1,972.48         91
                                       8.375          1,972.48      280,000.00
    TRABUCO CANYON   CA   92679          1            06/26/96         04
    20455176                             03           08/01/96         25
    20455176                             O            07/01/26
    0


    1519476          354/354             F          351,200.00         ZZ
                                         360        350,290.76          1
    1808 MULHOLLAND DRIVE              8.750          2,762.89         80
                                       8.500          2,762.89      439,000.00
    OKLAHOMA CITY    OK   73003          1            06/27/96         00
    20455218                             03           08/01/96          0
    20455218                             O            07/01/26
    0


    1519477          354/354             F          244,700.00         ZZ
                                         360        244,394.74          1
    5888 S ESPANA STREET               8.375          1,859.90         90
                                       8.125          1,859.90      271,899.00
    AURORA           CO   80015          1            06/26/96         01
    20455796                             03           08/01/96         25
    20455796                             O            07/01/26
    0


    1519478          354/354             F          288,800.00         ZZ
                                         360        288,615.84          1
    6400 KENSHIRE COURT                8.250          2,169.66         80
                                       8.000          2,169.66      361,000.00
    COLLYVILLE       TX   76034          1            07/02/96         00
    20456018                             03           09/01/96          0
    20456018                             O            08/01/26
    0


    1519479          354/354             F          229,400.00         ZZ
                                         360        229,128.15          1
    1823 MINUET DRIVE                  8.625          1,784.25         80
                                       8.375          1,784.25      286,828.00
1


    SAN JOSE         CA   95131          1            06/04/96         00
    20457503                             05           08/01/96          0
    20457503                             O            07/01/26
    0


    1519481          354/354             F          265,000.00         ZZ
                                         360        264,685.95          1
    517 SKY RIDGE DRIVE                8.625          2,061.15         73
                                       8.375          2,061.15      365,000.00
    ARGYLE           TX   76226          1            06/21/96         00
    20458394                             05           08/01/96          0
    20458394                             O            07/01/26
    0


    1519482          354/354             F          290,350.00         ZZ
                                         360        290,055.61          1
    1448 CARMINE WAY                   9.375          2,414.98         90
                                       9.125          2,414.98      323,000.00
    SAN JOSE         CA   95131          1            06/06/96         11
    20458485                             05           08/01/96         25
    20458485                             O            07/01/26
    0


    1519484          354/354             F          340,000.00         ZZ
                                         360        339,804.39          1
    544 SOUTH BRAINARD                 8.750          2,674.78         89
                                       8.500          2,674.78      385,000.00
    LA GRANGE        IL   60525          1            07/08/96         12
    20460911                             05           09/01/96         25
    20460911                             O            08/01/26
    0


    1519485          354/354             F          356,000.00         ZZ
                                         360        355,588.85          1
    3120 SOUTHWESTERN BOULEVARD        8.750          2,800.66         80
                                       8.500          2,800.66      445,000.00
    UNIVERSITY PARK  TX   75225          1            06/06/96         00
    20461018                             05           08/01/96          0
    20461018                             O            07/01/26
    0


    1519486          354/354             F          270,341.00         ZZ
                                         360        270,036.91          1
    4128 PURDUE STREET                 8.875          2,150.96         80
                                       8.625          2,150.96      340,000.00
    DALLAS           TX   75225          1            06/14/96         00
    20461042                             05           08/01/96          0
    20461042                             O            07/01/26
    0
1




    1519487          354/354             F          220,000.00         ZZ
                                         360        219,739.29          1
    5904 GLEN HEATHER DRIVE            8.625          1,711.14         80
                                       8.375          1,711.14      275,000.00
    PLANO            TX   75093          1            06/14/96         00
    20461174                             03           08/01/96          0
    20461174                             O            07/01/26
    0


    1519488          354/354             F          446,250.00         ZZ
                                         360        445,760.67          1
    27 WINTERBOTTOM LANE               9.000          3,590.63         75
                                       8.750          3,590.63      595,000.00
    POUND RIDGE      NY   10576          1            07/01/96         00
    20461984                             05           08/01/96          0
    20461984                             O            07/01/26
    0


    1519489          354/354             F          340,000.00         ZZ
                                         360        339,607.33          1
    7012 ORCHID LANE                   8.750          2,674.79         80
                                       8.500          2,674.79      425,000.00
    DALLAS           TX   75230          1            06/17/96         00
    20462313                             05           08/01/96          0
    20462313                             O            07/01/26
    0


    1519490          354/354             F          215,100.00         ZZ
                                         360        214,845.09          1
    7286  SIENA WAY                    8.625          1,673.03         80
                                       8.375          1,673.03      268,900.00
    BOULDER          CO   80301          1            06/28/96         00
    20462412                             01           08/01/96          0
    20462412                             O            07/01/26
    0


    1519491          354/354             F          348,000.00         ZZ
                                         360        347,598.10          1
    3136 SOUTH LEMAY AVENUE            8.750          2,737.72         80
                                       8.500          2,737.72      435,000.00
    FORT COLLINS     CO   80525          1            06/27/96         00
    20462560                             05           08/01/96          0
    20462560                             O            07/01/26
    0


    1519492          354/354             F          215,650.00         ZZ
                                         360        215,522.68          1
1


    6772 SOUTH ATLANTA PLACE           8.625          1,677.30         95
                                       8.375          1,677.30      227,000.00
    TULSA            OK   74136          1            07/15/96         12
    20462636                             05           09/01/96         30
    20462636                             O            08/01/26
    0


    1519493          354/354             F          232,750.00         ZZ
                                         360        232,501.32          1
    1677 CLIFFBRANCH DRIVE             9.125          1,893.74         95
                                       8.875          1,893.74      245,000.00
    DIAMOND BAR      CA   91765          1            06/05/96         14
    20463238                             05           08/01/96         30
    20463238                             O            07/01/26
    0


    1519494          354/354             F          272,000.00         ZZ
                                         360        271,677.67          1
    1630 BANKS STREET                  8.625          2,115.59         80
                                       8.375          2,115.59      340,000.00
    HOUSTON          TX   77006          2            06/28/96         00
    20464046                             05           08/01/96          0
    20464046                             O            07/01/26
    0


    1519495          354/354             F          264,800.00         ZZ
                                         360        264,502.00          1
    14275 FM 2769                      8.875          2,106.87         80
                                       8.625          2,106.87      331,000.00
    LEANDER          TX   78641          1            07/02/96         00
    20464376                             05           08/01/96          0
    20464376                             O            07/01/26
    0


    1519496          354/354             F          260,200.00         ZZ
                                         360        259,914.70          1
    1433 JAYHAWK LANE                  9.000          2,093.63         95
                                       8.750          2,093.63      273,945.00
    LIVERMORE        CA   94550          1            06/13/96         04
    20464574                             05           08/01/96         30
    20464574                             O            07/01/26
    0


    1519497          354/354             F          239,200.00         ZZ
                                         360        238,909.14          1
    10511 DENEANE ROAD                 8.500          1,839.25         80
                                       8.250          1,839.25      299,000.00
    SILVER SPRING    MD   20903          1            06/14/96         00
    20464749                             05           08/01/96          0
1


    20464749                             O            07/01/26
    0


    1519498          354/354             F          270,000.00         ZZ
                                         360        269,680.05          1
    19020 NORTHEAST 162ND PLACE        8.625          2,100.03         75
                                       8.375          2,100.03      360,000.00
    WOODINVILLE      WA   98072          1            06/10/96         00
    20465225                             05           08/01/96          0
    20465225                             O            07/01/26
    0


    1519499          354/354             F          240,750.00         ZZ
                                         360        240,492.77          1
    636 S CAROLINA AVE, SE             9.125          1,958.83         75
                                       8.875          1,958.83      321,000.00
    WASHINGTON       DC   20003          5            06/25/96         00
    20465332                             07           08/01/96          0
    20465332                             O            07/01/26
    0


    1519501          354/354             F          268,800.00         ZZ
                                         360        268,649.31          1
    1602 CAMDEN WAY                    8.875          2,138.69         80
                                       8.625          2,138.69      336,000.00
    NICHOLS HILLS    OK   73116          1            07/22/96         00
    20465571                             05           09/01/96          0
    20465571                             O            08/01/26
    0


    1519502          354/354             F          400,000.00         ZZ
                                         360        399,474.91          1
    232 LEAD KING DRIVE                8.125          2,969.99         76
                                       7.875          2,969.99      527,225.00
    CASTLE ROCK      CO   80104          1            06/28/96         00
    20467452                             03           08/01/96          0
    20467452                             O            07/01/26
    0


    1519503          354/354             F          264,000.00         ZZ
                                         360        263,848.11          1
    2190 VASSAR ROAD                   8.750          2,076.89         77
                                       8.500          2,076.89      345,000.00
    BOULDER          CO   80303          2            07/01/96         00
    20467601                             05           09/01/96          0
    20467601                             O            08/01/26
    0


1


    1519504          354/354             F          258,000.00         ZZ
                                         360        257,702.04          1
    10825 EAST ROSEMARY LANE           8.750          2,029.69         87
                                       8.500          2,029.69      296,613.00
    SCOTTSDALE       AZ   85259          1            06/26/96         11
    20471306                             03           08/01/96         25
    20471306                             O            07/01/26
    0


    1519506          354/354             F          312,950.00         ZZ
                                         360        312,419.77          1
    213 PALISADES                      8.875          2,489.97         90
                                       8.625          2,489.97      347,744.00
    PEACHTREE CITY   GA   30269          1            07/03/96         01
    20472940                             05           08/01/96         25
    20472940                             O            07/01/26
    0


    1519507          354/354             F          211,600.00         ZZ
                                         300        211,179.98          1
    1202 OLD COUNTY ROAD               8.375          1,686.07         77
                                       8.125          1,686.07      275,000.00
    DAPHNE           AL   36526          2            06/20/96         00
    20472965                             03           08/01/96          0
    20472965                             O            07/01/21
    0


    1519508          354/354             F          300,000.00         ZZ
                                         360        299,827.40          1
    3040 RICHFIELD DRIVE               8.750          2,360.10         80
                                       8.500          2,360.10      375,000.00
    COLORADO SPRING  CO   80919          1            07/02/96         00
    20473179                             03           09/01/96          0
    20473179                             O            08/01/26
    0


    1519509          354/354             F          213,750.00         ZZ
                                         360        213,496.69          1
    13403 PARK CENTRE COURT            8.625          1,662.53         95
                                       8.375          1,662.53      225,050.00
    HOUSTON          TX   77069          1            06/21/96         12
    20475323                             03           08/01/96         30
    20475323                             O            07/01/26
    0


    1519510          354/354             F          241,200.00         ZZ
                                         360        240,935.51          1
    19214  BENFIELD AVENUE             9.000          1,940.75         90
                                       8.750          1,940.75      268,000.00
1


    CERRITOS         CA   90703          1            06/18/96         11
    20475638                             05           08/01/96         25
    20475638                             O            07/01/26
    0


    1519511          354/354             F          453,600.00         ZZ
                                         360        453,052.38          1
    4416 BEVERLY DR                    8.625          3,528.06         80
                                       8.375          3,528.06      567,000.00
    HIGHLAND PARK    TX   75205          1            06/20/96         00
    20478293                             05           08/01/96          0
    20478293                             O            07/01/26
    0


    1519512          354/354             F          264,000.00         ZZ
                                         360        263,687.14          1
    13312 PEYTON DRIVE                 8.625          2,053.37         80
                                       8.375          2,053.37      330,000.00
    DALLAS           TX   75240          1            06/24/96         00
    20478947                             05           08/01/96          0
    20478947                             O            07/01/26
    0


    1519513          354/354             F          243,200.00         ZZ
                                         360        242,904.29          1
    5143 BRAESHEATHER DRIVE            8.500          1,870.00         80
                                       8.250          1,870.00      304,000.00
    HOUSTON          TX   77096          1            06/26/96         00
    20479648                             03           08/01/96          0
    20479648                             O            07/01/26
    0


    1519516          354/354             F          232,000.00         ZZ
                                         360        231,863.03          1
    15 FERNGLEN DRIVE                  8.625          1,804.47         80
                                       8.375          1,804.47      290,000.00
    THE WOODLANDS    TX   77380          1            07/03/96         00
    20480802                             03           09/01/96          0
    20480802                             O            08/01/26
    0


    1519517          354/354             F          247,500.00         ZZ
                                         360        247,361.24          1
    341 CAMINO CERRITO                 8.875          1,969.23         75
                                       8.625          1,969.23      330,000.00
    SANTA FE         NM   87501          1            07/01/96         00
    20481578                             05           09/01/96          0
    20481578                             O            08/01/26
    0
1




    1519518          354/354             F          270,000.00         ZZ
                                         360        269,827.83          1
    1644 MURIFLELD LANE                8.250          2,028.42         80
                                       8.000          2,028.42      337,500.00
    EVERGREEN        CO   80439          1            07/02/96         00
    20483244                             05           09/01/96          0
    20483244                             O            08/01/26
    0


    1519519          354/354             F          274,050.00         ZZ
                                         360        273,764.74          1
    3040 OAK STREET                    9.250          2,254.55         90
                                       9.000          2,254.55      304,500.00
    LAKEWOOD         CO   80215          1            06/25/96         10
    20484341                             05           08/01/96         25
    20484341                             O            07/01/26
    0


    1519520          354/354             F          379,800.00         ZZ
                                         360        379,587.08          1
    3604 CENTENARY DRIVE               8.875          3,021.86         63
                                       8.625          3,021.86      610,000.00
    UNIVERSITY PARK  TX   75225          2            07/16/96         00
    20487088                             05           09/01/96          0
    20487088                             O            08/01/26
    0


    1519521          354/354             F          240,000.00         ZZ
                                         360        239,708.19          1
    8181 RAGLE PLACE                   8.500          1,845.39         78
                                       8.250          1,845.39      310,000.00
    SEBASTOPOL       CA   95472          1            06/25/96         00
    20487518                             05           08/01/96          0
    20487518                             O            07/01/26
    0


    1519522          354/354             F          262,500.00         ZZ
                                         360        262,204.59          1
    819 NORTH MOSLEY                   8.875          2,088.57         73
                                       8.625          2,088.57      362,500.00
    CREVE COEUR      MO   63141          1            06/27/96         00
    20488201                             05           08/01/96          0
    20488201                             O            07/01/26
    0


    1519523          354/354             F          248,000.00         ZZ
                                         360        247,853.58          1
1


    4607 MEADOW ROAD                   8.625          1,928.92         80
                                       8.375          1,928.92      310,000.00
    EDINA            MN   55424          1            07/22/96         00
    20489431                             05           09/01/96          0
    20489431                             O            08/01/26
    0


    1519525          354/354             F          255,600.00         ZZ
                                         360        255,289.22          1
    6 ANDREWS ROAD                     8.500          1,965.34         89
                                       8.250          1,965.34      288,000.00
    WILLISTOWN TOWN  PA   19355          1            06/27/96         11
    20492369                             05           08/01/96         25
    20492369                             O            07/01/26
    0


    1519526          354/354             F          213,000.00         ZZ
                                         360        212,766.43          1
    365 RABBIT ROAD                    9.000          1,713.85         87
                                       8.750          1,713.85      247,400.00
    CARBONDALE       CO   81623          1            07/03/96         11
    20494464                             03           08/01/96         25
    20494464                             O            07/01/26
    0


    1519528          354/354             F          282,800.00         ZZ
                                         360        282,610.24          1
    16910 BURR OAK DRIVE               8.000          2,075.09         80
                                       7.750          2,075.09      353,530.00
    LOCKPORT         IL   60441          1            07/19/96         00
    20501631                             05           09/01/96          0
    20501631                             O            08/01/26
    0


    1519529          354/354             F          232,000.00         ZZ
                                         360        231,869.93          1
    P.O. BOX 1224                      8.875          1,845.90         80
                                       8.625          1,845.90      290,000.00
    KYLE             TX   78640          4            07/19/96         00
    20502779                             05           09/01/96          0
    20502779                             O            08/01/26
    0


    1519530          354/354             F          332,000.00         ZZ
                                         360        331,793.64          1
    34393 UPPER BEAR CREEK ROAD        8.375          2,523.44         80
                                       8.125          2,523.44      420,000.00
    EVERGREEN        CO   80439          1            07/09/96         00
    20503892                             05           09/01/96          0
1


    20503892                             O            08/01/26
    0


    1519531          354/354             F          245,250.00         ZZ
                                         360        245,108.89          1
    6238 MERCEDES AVENUE               8.750          1,929.39         90
                                       8.500          1,929.39      272,500.00
    DALLAS           TX   75214          2            07/25/96         12
    24619207                             05           09/01/96         25
    24619207                             O            08/01/26
    0


    1519532          354/354             F          240,300.00         ZZ
                                         360        240,138.76          1
    11018 SOUTH ERIE AVENUE            8.000          1,763.24         90
                                       7.750          1,763.24      267,000.00
    TULSA            OK   74137          1            07/23/96         01
    20505426                             03           09/01/96         25
    20505426                             O            08/01/26
    0


    1519533          354/354             F          230,000.00         ZZ
                                         360        229,889.81          1
    4 GRANITE VIEW LANE                9.625          1,954.98         64
                                       9.375          1,954.98      361,000.00
    HARVARD          MA   01451          1            07/15/96         00
    20509162                             05           09/01/96          0
    20509162                             O            08/01/26
    0


    1519534          354/354             F          390,400.00         ZZ
                                         360        390,175.39          1
    7538 SPRING DRIVE                  8.750          3,071.28         80
                                       8.500          3,071.28      488,000.00
    BOULDER          CO   80303          1            07/25/96         00
    20512372                             05           09/01/96          0
    20512372                             O            08/01/26
    0


    1519536          354/354             F          500,000.00         ZZ
                                         360        499,712.32          1
    7 WEST GORDON STREET               8.750          3,933.51         72
                                       8.500          3,933.51      700,000.00
    SAVANNAH         GA   31401          2            07/12/96         00
    24119554                             05           09/01/96          0
    24119554                             O            08/01/26
    0


1


    1519537          354/354             F          239,500.00         ZZ
                                         360        239,358.60          1
    7428 GOLF CLUB DRIVE               8.625          1,862.81         79
                                       8.375          1,862.81      305,000.00
    FORT WORTH       TX   76179          4            07/19/96         00
    24120719                             05           09/01/96          0
    24120719                             O            08/01/26
    0


    1519538          354/354             F          260,000.00         ZZ
                                         360        259,691.88          1
    18800  GREYTON LANE                8.625          2,022.26         80
                                       8.375          2,022.26      325,000.00
    DAVIDSON         NC   28036          1            06/28/96         00
    24169476                             03           08/01/96          0
    24169476                             O            07/01/26
    0


    1519539          354/354             F          223,500.00         ZZ
                                         360        222,489.09          1
    2361 AMELIA ISLAND DRIVE           7.500          1,562.75         81
                                       7.250          1,562.75      277,000.00
    CHULA VISTA      CA   91915          2            02/23/96         04
    24302689                             03           04/01/96         12
    24302689                             O            03/01/26
    0


    1519540          354/354             F          244,450.00         ZZ
                                         360        244,152.77          1
    4809 PICKNEY COURT                 8.500          1,879.61         90
                                       8.250          1,879.61      271,666.00
    GRANITE BAY      CA   95746          1            06/11/96         12
    24324766                             03           08/01/96         25
    24324766                             O            07/01/26
    0


    1519541          354/354             F          327,900.00         ZZ
                                         360        327,501.30          1
    220 NORTHBROOK WAY                 8.500          2,521.27         80
                                       8.250          2,521.27      409,900.00
    GREENVILLE       SC   29615          1            07/05/96         00
    24359986                             03           08/01/96          0
    24359986                             O            07/01/26
    0


    1519542          354/354             F          268,000.00         ZZ
                                         360        267,857.38          1
    4103 LAURELGROVE AVENUE            9.125          2,180.54         80
                                       8.875          2,180.54      335,000.00
1


    LOS ANGELES      CA   91604          2            07/10/96         00
    24388928                             05           09/01/96          0
    24388928                             O            08/01/26
    0


    1519543          354/354             F          311,000.00         ZZ
                                         360        310,649.99          1
    1824 ISLAND WAY                    8.875          2,474.46         90
                                       8.625          2,474.46      345,662.00
    OSPREY           FL   34229          1            06/28/96         10
    24402554                             03           08/01/96         25
    24402554                             O            07/01/26
    0


    1519544          354/354             F          222,850.00         ZZ
                                         360        222,571.99          1
    112 TERRAPIN TRAIL                 8.375          1,693.83         80
                                       8.125          1,693.83      278,580.00
    SAVANNAH         GA   31406          1            06/07/96         00
    24407157                             03           08/01/96          0
    24407157                             O            07/01/26
    0


    1519546          354/354             F          275,400.00         ZZ
                                         360        275,065.14          1
    9459 CHESAPEAKE DRIVE              8.500          2,117.59         95
                                       8.250          2,117.59      289,900.00
    BRENTWOOD        TN   37027          1            07/01/96         10
    24432403                             03           08/01/96         30
    24432403                             O            07/01/26
    0


    1519547          354/354             F          432,000.00         ZZ
                                         360        431,538.45          1
    4645 HILLARD AVENUE                9.125          3,514.90         80
                                       8.875          3,514.90      540,000.00
    LA CANADA FLINT  CA   91011          1            06/11/96         00
    24454373                             05           08/01/96          0
    24454373                             O            07/01/26
    0


    1519548          354/354             F          380,000.00         ZZ
                                         360        379,757.68          1
    1737 22ND COURT N                  8.250          2,854.82         66
                                       8.000          2,854.82      581,987.00
    ARLINGTON        VA   22209          1            07/01/96         00
    24461055                             03           09/01/96          0
    24461055                             O            08/01/26
    0
1




    1519549          354/354             F          428,000.00         ZZ
                                         360        427,505.71          1
    2951 NORTHEAST 27 AVENUE           8.750          3,367.08         80
                                       8.500          3,367.08      535,000.00
    LIGHTHOUSE POIN  FL   33064          1            06/10/96         00
    24482218                             05           08/01/96          0
    24482218                             O            07/01/26
    0


    1519550          354/354             F          265,600.00         ZZ
                                         360        265,434.91          1
    9509 COLUMBIA BOULEVARD            8.375          2,018.76         80
                                       8.125          2,018.76      332,000.00
    SILVER SPRING    MD   20910          1            07/15/96         00
    24484008                             05           09/01/96          0
    24484008                             O            08/01/26
    0


    1519551          354/354             F          275,000.00         ZZ
                                         360        274,665.62          1
    1162 CEDARWOOD DRIVE               8.500          2,114.52         60
                                       8.250          2,114.52      460,000.00
    MORAGA           CA   94556          1            06/07/96         00
    24503898                             05           08/01/96          0
    24503898                             O            07/01/26
    0


    1519552          354/354             F          246,400.00         ZZ
                                         360        246,226.09          1
    11917 STONEWOOD LANE               7.750          1,765.24         80
                                       7.500          1,765.24      308,000.00
    NORTH BETHESDA   MD   20852          1            07/02/96         00
    24504128                             05           09/01/96          0
    24504128                             O            08/01/26
    0


    1519553          354/354             F          256,000.00         ZZ
                                         360        255,672.38          1
    14 DAY LILY PLACE                  8.250          1,923.25         72
                                       8.000          1,923.25      356,000.00
    THE WOODLANDS    TX   77381          1            06/13/96         00
    24506669                             03           08/01/96          0
    24506669                             O            07/01/26
    0


    1519554          354/354             F          225,000.00         ZZ
                                         360        224,664.98          1
1


    3903 WESTMOUNT DRIVE               7.500          1,573.24         60
                                       7.250          1,573.24      378,500.00
    GREENSBORO       NC   27410          1            06/14/96         00
    24507691                             05           08/01/96          0
    24507691                             O            07/01/26
    0


    1519555          354/354             F          350,000.00         ZZ
                                         360        349,528.74          1
    14 WEST OXFORD STREET              8.000          2,568.18         74
                                       7.750          2,568.18      475,000.00
    WRIGHTSVILLE BE  NC   28480          2            06/14/96         00
    24508715                             05           08/01/96          0
    24508715                             O            07/01/26
    0


    1519556          354/354             F          319,500.00         ZZ
                                         360        319,111.51          1
    559 COMPASS CIRCLE                 8.500          2,456.68         90
                                       8.250          2,456.68      355,000.00
    REDWOOD CITY     CA   94065          1            06/04/96         14
    24511073                             05           08/01/96         25
    24511073                             O            07/01/26
    0


    1519558          354/354             F          223,900.00         ZZ
                                         360        223,457.61          1
    13860 BELLETERRE DRIVE UNIT #3     8.125          1,662.46         80
                                       7.875          1,662.46      279,900.00
    ALPHARETTA       GA   30201          1            05/31/96         00
    24515728                             03           07/01/96          0
    24515728                             O            06/01/26
    0


    1519559          354/354             F          236,550.00         ZZ
                                         360        236,117.03          1
    9265 JAN DRA COURT                 8.500          1,818.87         95
                                       8.250          1,818.87      249,000.00
    ORANGEVALE       CA   95662          1            06/03/96         11
    2452033                              05           08/01/96         30
    2452033                              O            07/01/26
    0


    1519560          354/354             F          224,000.00         ZZ
                                         360        223,690.67          1
    5610 TILIA COURT                   7.875          1,624.16         80
                                       7.625          1,624.16      280,000.00
    BURKE            VA   22015          1            06/14/96         00
    24521841                             03           08/01/96          0
1


    24521841                             O            07/01/26
    0


    1519563          354/354             F          338,000.00         ZZ
                                         360        337,761.44          1
    4800 PARK AVENUE                   7.750          2,421.48         78
                                       7.500          2,421.48      438,000.00
    BETHESDA         MD   20816          1            07/11/96         00
    24531311                             05           09/01/96          0
    24531311                             O            08/01/26
    0


    1519564          354/354             F          220,000.00         ZZ
                                         360        219,745.91          1
    2007 ROYAL OAK DRIVE               8.750          1,730.75         80
                                       8.500          1,730.75      275,000.00
    TYLER            TX   75703          1            06/05/96         00
    24531600                             03           08/01/96          0
    24531600                             O            07/01/26
    0


    1519568          354/354             F          274,000.00         ZZ
                                         360        273,457.50          1
    6410 LAKEWOOD BOULEVARD            8.375          2,082.60         80
                                       8.125          2,082.60      342,500.00
    DALLAS           TX   75214          1            06/06/96         00
    24544553                             05           08/01/96          0
    24544553                             O            07/01/26
    0


    1519569          354/354             F          262,000.00         ZZ
                                         360        261,681.42          1
    11628 MONTANA AVENUE #304          8.500          2,014.56         80
                                       8.250          2,014.56      327,500.00
    LOS ANGELES      CA   90049          1            06/24/96         00
    24546806                             01           08/01/96          0
    24546806                             O            07/01/26
    0


    1519570          354/354             F          487,500.00         ZZ
                                         360        486,907.23          1
    8537 LUPINE COURT                  8.500          3,748.46         58
                                       8.250          3,748.46      850,000.00
    PLEASANTON       CA   94588          2            06/11/96         00
    24546996                             03           08/01/96          0
    24546996                             O            07/01/26
    0


1


    1519571          354/354             F          287,600.00         ZZ
                                         360        287,241.23          1
    5345 AMBRIDGE DRIVE                8.375          2,185.97         80
                                       8.125          2,185.97      359,500.00
    CALABASAS        CA   91301          1            06/06/96         00
    24549982                             05           08/01/96          0
    24549982                             O            07/01/26
    0


    1519572          354/354             F          276,000.00         ZZ
                                         360        275,609.14          1
    3209 N NOTTINGHAM STREET           7.750          1,977.30         80
                                       7.500          1,977.30      345,000.00
    ARLINGTON        VA   22207          1            06/27/96         00
    24550527                             05           08/01/96          0
    24550527                             O            07/01/26
    0


    1519573          354/354             F          428,450.00         ZZ
                                         360        427,929.05          1
    420 HANSEN LANE                    8.500          3,294.41         70
                                       8.250          3,294.41      612,115.00
    GARDNERVILLE     NV   89410          5            06/21/96         00
    24557142                             05           08/01/96          0
    24557142                             O            07/01/26
    0


    1519576          354/354             F          368,000.00         ZZ
                                         360        367,552.54          1
    530 HANLEY PLACE                   8.500          2,829.61         80
                                       8.250          2,829.61      460,000.00
    LOS ANGELES      CA   90049          1            06/20/96         00
    24560625                             05           08/01/96          0
    24560625                             O            07/01/26
    0


    1519578          354/354             F          280,000.00         ZZ
                                         360        279,659.54          1
    6 WESTMOUNT COURT                  8.500          2,152.96         63
                                       8.250          2,152.96      450,000.00
    GREENSBORO       NC   27410          1            06/14/96         00
    24563603                             05           08/01/96          0
    24563603                             O            07/01/26
    0


    1519580          354/354             F          245,450.00         ZZ
                                         360        245,301.30          1
    3226 RHETT BUTLER PLACE            8.500          1,887.30         80
                                       8.250          1,887.30      306,828.00
1


    CHARLOTTE        NC   28270          1            07/15/96         00
    24568115                             03           09/01/96          0
    24568115                             O            08/01/26
    0


    1519581          354/354             F          216,000.00         ZZ
                                         360        215,723.57          1
    1611 44TH STREET, NW               8.250          1,622.74         75
                                       8.000          1,622.74      288,000.00
    WASHINGTON       DC   20007          1            06/27/96         00
    24568735                             07           08/01/96          0
    24568735                             O            07/01/26
    0


    1519583          354/354             F          465,000.00         ZZ
                                         360        464,732.47          1
    730 LACHMAN LANE                   8.750          3,658.16         70
                                       8.500          3,658.16      670,000.00
    PACIFIC PALISAD  CA   90272          2            07/05/96         00
    24570111                             05           09/01/96          0
    24570111                             O            08/01/26
    0


    1519584          354/354             F          243,200.00         ZZ
                                         360        243,063.66          1
    5122 FAIRGLEN LANE                 8.875          1,935.01         80
                                       8.625          1,935.01      304,000.00
    CHEVY CHASE      MD   20815          1            07/26/96         00
    24570806                             05           09/01/96          0
    24570806                             O            08/01/26
    0


    1519585          354/354             F          295,200.00         ZZ
                                         360        294,822.23          1
    593 MEDINAH DRIVE                  8.250          2,217.74         80
                                       8.000          2,217.74      369,000.00
    MARTINEZ         GA   30907          1            06/28/96         00
    24577744                             03           08/01/96          0
    24577744                             O            07/01/26
    0


    1519589          354/354             F          320,000.00         ZZ
                                         360        319,600.80          1
    13714 GOOSEFOOT TERRACE            8.375          2,432.24         80
                                       8.125          2,432.24      400,000.00
    ROCKVILLE        MD   20850          1            06/27/96         00
    24582769                             03           08/01/96          0
    24582769                             O            07/01/26
    0
1




    1519591          354/354             F          292,400.00         ZZ
                                         360        292,053.49          1
    800 PRINCETON COURT                8.625          2,274.26         80
                                       8.375          2,274.26      365,500.00
    SOUTH LAKE       TX   76092          1            06/25/96         00
    24589814                             05           08/01/96          0
    24589814                             O            07/01/26
    0


    1519592          354/354             F          290,000.00         T
                                         360        289,833.14          1
    263 LELY BEACH BOULEVARD           8.750          2,281.44         71
    UNIT 305                           8.500          2,281.44      410,000.00
    BONITA SPRINGS   FL   33923          1            07/24/96         00
    24590481                             01           09/01/96          0
    24590481                             O            08/01/26
    0


    1519593          354/354             F          216,000.00         ZZ
                                         360        215,775.18          1
    5308 MCCULLOCH AVENUE              9.250          1,776.98         80
                                       9.000          1,776.98      270,000.00
    TEMPLE CITY      CA   91780          2            06/17/96         00
    24591802                             01           08/01/96          0
    24591802                             O            07/01/26
    0


    1519594          354/354             F          276,800.00         ZZ
                                         360        276,632.31          1
    6318 ALCOTT RD                     8.500          2,128.36         80
                                       8.250          2,128.36      346,000.00
    BETHESDA         MD   20817          1            07/29/96         00
    24593816                             05           09/01/96          0
    24593816                             O            08/01/26
    0


    1519595          354/354             F          332,000.00         T
                                         360        331,777.23          1
    5055 MONTIBELLO DRIVE              8.000          2,436.10         80
                                       7.750          2,436.10      415,000.00
    CHARLOTTE        NC   28226          1            08/02/96         00
    24597056                             05           09/01/96          0
    24597056                             O            08/01/26
    0


    1519596          354/354             F          239,600.00         ZZ
                                         360        239,447.21          1
1


    2202  MILBURN LANE                 8.250          1,800.04         80
                                       8.000          1,800.04      299,500.00
    RESTON           VA   22071          1            07/23/96         00
    24598468                             03           09/01/96          0
    24598468                             O            08/01/26
    0


    1519597          354/354             F          219,920.00         ZZ
                                         360        219,779.76          1
    5811 BECKENHAM WAY                 8.250          1,652.19         80
                                       8.000          1,652.19      274,900.00
    OAK RIDGE        NC   27310          1            07/09/96         00
    24598740                             05           09/01/96          0
    24598740                             O            08/01/26
    0


    1519599          354/354             F          244,000.00         ZZ
                                         360        243,866.72          1
    1636 OAK LEAF LANE                 9.000          1,963.28         80
                                       8.750          1,963.28      305,000.00
    PITTSBURGH       PA   15237          2            07/31/96         00
    24600439                             05           09/01/96          0
    24600439                             O            08/01/26
    0


    1519600          354/354             F          288,000.00         ZZ
                                         360        287,842.68          1
    208 SOUTH ALFRED ST                9.000          2,317.32         80
                                       8.750          2,317.32      360,000.00
    ALEXANDRIA       VA   22314          1            07/15/96         00
    24601007                             05           09/01/96          0
    24601007                             O            08/01/26
    0


    1519601          354/354             F          350,000.00         ZZ
                                         360        349,793.36          1
    3087  VISTA GRANDE                 8.625          2,722.27         78
                                       8.375          2,722.27      450,000.00
    CAMARILLO        CA   93012          2            07/18/96         00
    24602559                             03           09/01/96          0
    24602559                             O            08/01/26
    0


    1519602          354/354             F          260,000.00         ZZ
                                         360        259,842.49          1
    431 PURDY AVENUE                   8.500          1,999.18         80
                                       8.250          1,999.18      325,000.00
    PLACENTIA        CA   92670          1            07/19/96         00
    24602690                             05           09/01/96          0
1


    24602690                             O            08/01/26
    0


    1519603          354/354             F          320,000.00         ZZ
                                         360        319,815.88          1
    730 MARINE STREET                  8.750          2,517.45         73
                                       8.500          2,517.45      442,000.00
    SANTA MONICA     CA   90405          1            07/26/96         00
    24610578                             05           09/01/96          0
    24610578                             O            08/01/26
    0


    1519604          354/354             F          245,000.00         ZZ
                                         360        244,843.77          1
    4552  GLENVILLE DRIVE              8.250          1,840.61         79
                                       8.000          1,840.61      312,250.00
    PLANO            TX   75093          1            07/15/96         00
    24610834                             03           09/01/96          0
    24610834                             O            08/01/26
    0


    1519605          354/354             F          242,250.00         ZZ
                                         360        242,106.97          1
    9 WALDENSHIRE                      8.625          1,884.20         95
                                       8.375          1,884.20      255,000.00
    SAN ANTONIO      TX   78209          1            07/30/96         10
    24612095                             03           09/01/96         30
    24612095                             O            08/01/26
    0


    1519606          354/354             F          268,000.00         ZZ
                                         360        267,837.64          1
    2773 WESTSHIRE DRIVE               8.500          2,060.69         80
                                       8.250          2,060.69      335,000.00
    LOS ANGELES      CA   90068          1            07/02/96         00
    24613002                             05           09/01/96          0
    24613002                             O            08/01/26
    0


    1519608          354/354             F          375,000.00         ZZ
                                         360        374,772.82          1
    12465 FREDERICKSBURG DRIVE         8.500          2,883.43         66
                                       8.250          2,883.43      570,000.00
    SARATOGA         CA   95070          1            07/16/96         00
    24620304                             05           09/01/96          0
    24620304                             O            08/01/26
    0


1


    1519611          354/354             F          390,000.00         ZZ
                                         360        390,000.00          1
    11912 BROOKMEADE COURT             8.250          2,929.94         80
                                       8.000          2,929.94      490,000.00
    GLEN ALLEN       VA   23060          1            08/06/96         00
    24628679                             03           10/01/96          0
    24628679                             O            09/01/26
    0


    1519612          354/354             F          269,600.00         ZZ
                                         360        269,436.67          1
    2019 DRYDEN ROAD                   8.500          2,073.00         80
                                       8.250          2,073.00      337,000.00
    HOUSTON          TX   77030          1            07/15/96         00
    24628794                             05           09/01/96          0
    24628794                             O            08/01/26
    0


    1519615          354/354             F          259,300.00         ZZ
                                         360        259,142.91          1
    18 DEER TRACK ROAD                 8.500          1,993.80         80
                                       8.250          1,993.80      324,143.00
    SIMPSONVILLE     SC   29681          1            08/02/96         00
    24639825                             03           09/01/96          0
    24639825                             O            08/01/26
    0


    1519616          354/354             F          392,000.00         T
                                         360        391,691.38          1
    10931 E SUTHERLAND WAY             9.125          3,189.45         80
                                       8.875          3,189.45      490,000.00
    SCOTTSDALE       AZ   85262          1            07/16/96         00
    24641771                             03           09/01/96          0
    24641771                             O            08/01/26
    0


    1519618          354/354             F          214,400.00         ZZ
                                         360        214,276.64          1
    8164 MOUNTAIN SHORE DR.            8.750          1,686.69         80
                                       8.500          1,686.69      268,000.00
    SHERRILLS FORD   NC   28673          1            07/31/96         00
    24650517                             05           09/01/96          0
    24650517                             O            08/01/26
    0


    1519619          354/354             F          274,000.00         ZZ
                                         361        273,834.00          1
    16815 FEDERAL HILL CT              8.500          2,106.83         74
                                       8.250          2,106.83      373,000.00
1


    BOWIE            MD   20716          2            07/30/96         00
    24654139                             05           09/01/96          0
    24654139                             O            09/01/26
    0


    1519620          354/354             F          215,000.00         ZZ
                                         360        214,869.75          1
    7823 ESTANCIA STREET               8.500          1,653.17         88
                                       8.250          1,653.17      245,000.00
    CARLSBAD         CA   92009          1            07/22/96         11
    24662116                             05           09/01/96         25
    24662116                             O            08/01/26
    0


    1519623          575/G01             F          216,000.00         ZZ
                                         360        215,875.73          1
    55 PINE BROOK ROAD                 8.750          1,699.27         80
                                       8.500          1,699.27      270,000.00
    MANALAPAN        NJ   07726          1            07/16/96         00
    0430012229                           05           09/01/96          0
    442007549                            O            08/01/26
    0


    1519624          575/G01             F          234,000.00         ZZ
                                         360        233,868.81          1
    1075 PIPESTEM PLACE                8.875          1,861.81         90
                                       8.625          1,861.81      260,000.00
    ROCKVILLE        MD   20854          1            07/15/96         14
    0430012252                           03           09/01/96         25
    421014667                            O            08/01/26
    0


    1519625          575/G01             F          247,500.00         ZZ
                                         360        247,353.88          1
    744 MIMOSA COURT                   8.625          1,925.03         90
                                       8.375          1,925.03      275,000.00
    MILLERSVILLE     MD   21108          1            07/25/96         14
    0430012377                           03           09/01/96         25
    421014651                            O            08/01/26
    0


    1519626          575/G01             F          274,500.00         ZZ
                                         360        274,315.82          1
    1875 BURLEY ROAD                   8.000          2,014.18         90
                                       7.750          2,014.18      305,000.00
    ANNAPOLIS        MD   21401          1            07/12/96         14
    0430012484                           05           09/01/96         25
    421014625                            O            08/01/26
    0
1




    1519627          575/G01             F          275,000.00         ZZ
                                         360        274,829.07          1
    4636 HIDDEN HARBOUR LN             8.375          2,090.20         72
                                       8.125          2,090.20      382,780.00
    RALEIGH          NC   27615          1            07/10/96         00
    0430012393                           03           09/01/96          0
    417000083                            O            08/01/26
    0


    1519629          F73/G01             F          275,000.00         ZZ
                                         360        275,000.00          1
    14 RIDGECREEK STREET               8.375          2,090.20         68
                                       8.125          2,090.20      410,000.00
    ST LOUIS         MO   63141          1            08/23/96         00
    0430024141                           03           10/01/96          0
    9616897                              O            09/01/26
    0


    1519676          975/G01             F          247,200.00         ZZ
                                         360        247,200.00          1
    708 SOUTH ELWOOD AVENUE            8.250          1,857.13         80
                                       8.000          1,857.13      309,000.00
    GLENDORA         CA   91740          1            08/19/96         00
    0430026377                           05           10/01/96          0
    962168                               O            09/01/26
    0


    1519719          561/728             F          427,500.00         ZZ
                                         360        427,272.49          1
    17 FRANKLIN DRIVE                  9.125          3,478.29         90
                                       8.875          3,478.29      475,157.00
    FREEHOLD         NJ   07728          1            07/24/96         14
    0380503632                           05           09/01/96         25
    8743361                              O            08/01/26
    0


    1519740          354/354             F          260,300.00         ZZ
                                         360        260,165.06          1
    19340 LOS HERMANOS                 9.250          2,141.42         95
                                       9.000          2,141.42      274,000.00
    VALLEY CENTER    CA   92082          1            07/02/96         14
    20503942                             05           09/01/96         30
    20503942                             O            08/01/26
    0


    1519744          225/225             F          271,000.00         ZZ
                                         360        270,695.02          1
1


    6329 JOHNSON CHAPEL RD             8.875          2,156.20         50
                                       8.625          2,156.20      542,000.00
    BRENTWOOD        TN   37027          1            06/13/96         00
    8364854                              05           08/01/96          0
    8364854                              O            07/01/26
    0


    1519748          225/225             F          328,000.00         ZZ
                                         360        327,558.39          1
    7440 BUCKBOARD DRIVE               8.000          2,406.74         80
                                       7.750          2,406.74      410,000.00
    PARK CITY        UT   84060          1            06/20/96         00
    8408791                              05           08/01/96          0
    8408791                              O            07/01/26
    0


    1519755          225/225             F          231,000.00         ZZ
                                         360        230,719.13          1
    35 GROVE AVENUE                    8.500          1,776.19         66
                                       8.250          1,776.19      351,000.00
    MADISON          CT   06453          1            06/19/96         00
    2815665                              05           08/01/96          0
    2815665                              O            07/01/26
    0


    1519758          225/225             F          385,000.00         ZZ
                                         360        384,277.08          1
    3348 FARRIER WALK                  8.375          2,926.28         74
                                       8.125          2,926.28      525,000.00
    MARIETTA         GA   30067          2            05/30/96         00
    8362711                              03           07/01/96          0
    8362711                              O            06/01/26
    0


    1519761          225/225             F          453,200.00         ZZ
                                         360        452,370.49          1
    5325 MCGAVOCK ROAD                 8.500          3,484.72         80
                                       8.250          3,484.72      566,500.00
    BRENTWOOD        TN   37027          1            05/30/96         00
    8362624                              03           07/01/96          0
    8362624                              O            06/01/26
    0


    1519763          225/225             F          250,000.00         ZZ
                                         360        249,671.83          1
    232-236 EAST 47TH STREET           8.125          1,856.24         67
    UNIT NO. 18E                       7.875          1,856.24      375,000.00
    NEW YORK         NY   10017          1            06/20/96         00
    8409485                              05           08/01/96          0
1


    8409485                              O            07/01/26
    0


    1519768          439/G01             F          221,600.00         ZZ
                                         360        221,468.48          1
    1338 PADONIA AVENUE                8.600          1,719.65         80
                                       8.350          1,719.65      277,000.00
    WHITTIER         CA   90603          1            07/25/96         00
    0430014746                           05           09/01/96          0
    1852188                              O            08/01/26
    0


    1519769          439/G01             F          300,000.00         ZZ
                                         360        299,836.13          1
    179 WEST ROCKS ROAD                9.000          2,413.87         95
                                       8.750          2,413.87      315,789.00
    NORWALK          CT   06851          1            07/26/96         10
    0430014761                           05           09/01/96         30
    1859055                              O            08/01/26
    0


    1519770          439/G01             F          240,000.00         ZZ
                                         360        239,845.38          1
    85 WOODHAVEN DRIVE                 8.200          1,794.62         68
                                       7.950          1,794.62      355,000.00
    LAGUNA NIGUEL    CA   92677          1            07/09/96         00
    0430014779                           03           09/01/96          0
    1859881                              O            08/01/26
    0


    1519771          439/G01             F          550,000.00         ZZ
                                         360        549,690.05          1
    14265 BOWDEN COURT                 8.850          4,366.20         66
                                       8.600          4,366.20      840,000.00
    MORGAN HILL      CA   95037          1            07/19/96         00
    0430014787                           05           09/01/96          0
    1860973                              O            08/01/26
    0


    1519772          439/G01             F          254,400.00         ZZ
                                         360        254,253.63          1
    2074 CHANNELFORD ROAD              8.750          2,001.37         80
                                       8.500          2,001.37      318,000.00
    WESTLAKE VILLAG  CA   91361          1            07/22/96         00
    0430014795                           05           09/01/96          0
    1861644                              O            08/01/26
    0


1


    1519773          439/G01             F          237,600.00         ZZ
                                         360        237,463.29          1
    9236 RAVILLER DRIVE                8.750          1,869.21         80
                                       8.500          1,869.21      297,000.00
    DOWNEY           CA   90240          1            07/17/96         00
    0430014803                           05           09/01/96          0
    1864494                              O            08/01/26
    0


    1519775          439/G01             F          480,000.00         ZZ
                                         360        480,000.00          1
    31 FIELDSTONE COURT                8.850          3,810.50         80
                                       8.600          3,810.50      600,000.00
    NEW CITY         NY   10956          1            08/05/96         00
    0430014811                           05           10/01/96          0
    1866505                              O            09/01/26
    0


    1519776          439/G01             F          235,000.00         ZZ
                                         360        234,864.79          1
    20959 GREENLEAF DRIVE              8.750          1,848.75         67
                                       8.500          1,848.75      353,000.00
    CUPERTINO        CA   95014          5            07/18/96         00
    0430014837                           05           09/01/96          0
    1866570                              O            08/01/26
    0


    1519778          439/G01             F          333,000.00         ZZ
                                         360        332,812.34          1
    30415 REMINGTON ROAD               8.850          2,643.54         80
                                       8.600          2,643.54      420,000.00
    CASTAIC          CA   91384          2            07/24/96         00
    0430014878                           05           09/01/96          0
    1867178                              O            08/01/26
    0


    1519779          439/G01             F          440,000.00         ZZ
                                         360        439,738.87          1
    27262 LOST COLT DRIVE              8.600          3,414.46         80
                                       8.350          3,414.46      550,000.00
    LAGUNA HILLS     CA   92653          1            07/23/96         00
    0430014894                           05           09/01/96          0
    1867718                              O            08/01/26
    0


    1519780          439/G01             F          275,000.00         ZZ
                                         360        274,831.68          1
    1740 HORSESHOE COURT               8.450          2,104.78         76
                                       8.200          2,104.78      365,000.00
1


    SAN MARTIN       CA   95046          1            07/26/96         00
    0430014902                           05           09/01/96          0
    1868533                              O            08/01/26
    0


    1519782          225/225             F          240,000.00         ZZ
                                         360        239,560.73          1
    821 MOUNT VERNON AVENUE            8.500          1,845.39         79
                                       8.250          1,845.39      306,000.00
    CHARLOTTE        NC   28203          1            05/22/96         00
    8408924                              05           07/01/96          0
    8408924                              O            06/01/26
    0


    1519786          225/225             F          267,100.00         BB
                                         360        266,530.81          1
    10345 LIONS HEART                  7.750          1,913.53         90
                                       7.500          1,913.53      296,829.00
    LITTLETON        CO   80124          1            05/31/96         14
    8408597                              03           07/01/96         25
    8408597                              O            06/01/26
    0


    1519787          225/225             F          257,600.00         ZZ
                                         360        257,244.30          1
    8245 NEWPORT BAY PASSAGE           7.875          1,867.77         80
                                       7.625          1,867.77      322,000.00
    ALPHARETTA       GA   30202          1            06/13/96         00
    8409240                              03           08/01/96          0
    8409240                              O            07/01/26
    0


    1519789          225/225             F          301,000.00         ZZ
                                         360        300,652.38          1
    118 BUSHTON LANE                   8.750          2,367.97         80
                                       8.500          2,367.97      377,000.00
    TAVERNIER        FL   33070          1            06/28/96         00
    8365896                              03           08/01/96          0
    8365896                              O            07/01/26
    0


    1519792          225/225             F          228,820.00         ZZ
                                         360        228,379.27          1
    11619 TWAIN DRIVE                  8.250          1,719.04         85
                                       8.000          1,719.04      269,200.00
    MONTGOMERY       TX   77356          1            05/30/96         14
    8407234                              03           07/01/96         12
    8407234                              O            06/01/26
    0
1




    1519793          E22/G01             F          258,800.00         ZZ
                                         360        258,662.28          1
    3455 KAYLENE DRIVE                 9.125          2,105.68         80
                                       8.875          2,105.68      323,500.00
    SAN JOSE         CA   95127          2            07/31/96         00
    0410157960                           05           09/01/96          0
    410157960                            O            08/01/26
    0


    1519794          225/225             F          253,650.00         ZZ
                                         360        253,317.04          1
    2517 GADSBY PLACE                  8.125          1,883.34         80
                                       7.875          1,883.34      317,100.00
    ALEXANDRIA       VA   22311          1            06/14/96         00
    8365429                              09           08/01/96          0
    8365429                              O            07/01/26
    0


    1519796          E22/G01             F          105,750.00         ZZ
                                         360        105,695.18          1
    1614 DOBSON UNIT # 1               9.250            869.98         75
                                       9.000            869.98      141,000.00
    EVANSTON         IL   60202          1            07/26/96         00
    0410200521                           05           09/01/96          0
    410200521                            O            08/01/26
    0


    1519797          225/225             F          225,000.00         ZZ
                                         360        224,520.53          1
    34 WATERBURY AVENUE                7.750          1,611.92         75
                                       7.500          1,611.92      300,000.00
    MADISON          CT   06443          1            05/30/96         00
    8409522                              05           07/01/96          0
    8409522                              O            06/01/26
    0


    1519798          225/225             F          313,520.00         ZZ
                                         360        313,076.03          1
    3004 EAST RIDGE DRIVE              7.750          2,246.09         80
                                       7.500          2,246.09      391,900.00
    GIBSONIA         PA   15044          1            06/21/96         00
    8409698                              03           08/01/96          0
    8409698                              O            07/01/26
    0


    1519802          225/225             F          413,920.00         ZZ
                                         360        413,390.31          1
1


    3545 FRONT STREET                  8.250          3,109.64         80
                                       8.000          3,109.64      517,400.00
    SAN DIEGO        CA   92103          1            06/05/96         00
    8409027                              05           08/01/96          0
    8409027                              O            07/01/26
    0


    1519805          E22/G01             F          650,000.00         ZZ
                                         360        649,654.10          1
    12018 LAUREL LANE                  9.125          5,288.61         73
                                       8.875          5,288.61      894,021.00
    STUDIO CITY ARE  CA   91604          2            07/25/96         00
    0410157549                           05           09/01/96          0
    410157549                            O            08/01/26
    0


    1519806          225/225             F          268,000.00         ZZ
                                         360        267,629.93          1
    10004 OLD WARDEN ROAD              7.875          1,943.18         80
                                       7.625          1,943.18      335,000.00
    RALEIGH          NC   27615          1            06/17/96         00
    8409087                              03           08/01/96          0
    8409087                              O            07/01/26
    0


    1519813          225/225             F          238,000.00         ZZ
                                         360        237,564.39          1
    2979 NESTLE CREEK DR               8.500          1,830.01         80
                                       8.250          1,830.01      297,974.00
    MARIETTA         GA   30062          1            05/31/96         00
    8364890                              03           07/01/96          0
    8364890                              O            06/01/26
    0


    1519816          369/G01             F          230,000.00         ZZ
                                         360        229,880.76          1
    4001 HEDGESTONE RUN                9.250          1,892.16         85
                                       9.000          1,892.16      273,600.00
    RALEIGH          NC   27603          4            07/26/96         14
    0430012591                           05           09/01/96         12
    48761936                             O            08/01/26
    0


    1519821          369/G01             F          249,600.00         ZZ
                                         360        249,432.52          1
    118 CAPRI DRIVE                    8.000          1,831.48         80
                                       7.750          1,831.48      312,000.00
    SUGAR LAND       TX   77478          1            07/30/96         00
    0430013086                           03           09/01/96          0
1


    49669070                             O            08/01/26
    0


    1519824          439/439             F          249,300.00         ZZ
                                         360        249,153.57          1
    701 S CLOVER AVENUE                8.650          1,943.47         90
                                       8.400          1,943.47      277,000.00
    SAN JOSE         CA   95128          1            07/18/96         10
    1865269                              05           09/01/96         25
    1865269                              O            08/01/26
    0


    1519825          439/439             F          240,200.00         ZZ
                                         360        240,051.46          1
    3049 LANDA STREET                  8.400          1,829.94         80
                                       8.150          1,829.94      300,250.00
    LOS ANGELES      CA   90039          1            07/25/96         00
    1866334                              05           09/01/96          0
    1866334                              O            08/01/26
    0


    1519830          450/728             F          261,950.00         ZZ
                                         360        261,950.00          1
    2311 MADIERA LANE                  9.250          2,155.00         75
                                       9.000          2,155.00      349,500.00
    BUFFALO GROVE V  IL   60089          5            08/05/96         00
    0380503137                           05           10/01/96          0
    4250726                              O            09/01/26
    0


    1519845          E61/G01             F          320,000.00         ZZ
                                         360        320,000.00          1
    4831 CAPISTRANO AVENUE             8.625          2,488.93         80
                                       8.375          2,488.93      400,000.00
    SAN JOSE         CA   95129          1            08/06/96         00
    0430022921                           05           10/01/96          0
    13086                                O            09/01/26
    0


    1519852          506/728             F          262,500.00         ZZ
                                         360        262,348.97          1
    246 VEREDA NORTE                   8.750          2,065.09         75
                                       8.500          2,065.09      350,000.00
    PALM SPRINGS     CA   92262          1            07/16/96         00
    0380503772                           05           09/01/96          0
    070028329                            O            08/01/26
    0


1


    1519859          624/G01             F          212,200.00         ZZ
                                         360        212,200.00          1
    225 COHANSEY AVENUE                8.625          1,650.47         90
                                       8.375          1,650.47      236,000.00
    GILROY           CA   95020          1            08/06/96         01
    0430013516                           05           10/01/96         25
    32054660026                          O            09/01/26
    0


    1519870          776/G01             F          927,000.00         ZZ
                                         360        927,000.00          1
    700 OCAMPO DRIVE                   8.875          7,375.63         70
    (PACIFIC PALISADES AREA)           8.625          7,375.63    1,325,000.00
    LOS ANGELES      CA   90272          1            08/05/96         00
    0430017830                           05           10/01/96          0
    2135053                              O            09/01/26
    0


    1519871          369/G01             F          375,750.00         ZZ
                                         360        375,516.45          1
    2098 MAUNA PLACE                   8.375          2,855.97         90
                                       8.125          2,855.97      417,500.00
    HONOLULU         HI   96822          1            07/25/96         10
    0430013243                           05           09/01/96         25
    48975205                             O            08/01/26
    0


    1519879          375/728             F          648,000.00         ZZ
                                         360        647,617.42          1
    40 CHENAL CIRCLE                   8.625          5,040.08         80
                                       8.375          5,040.08      810,000.00
    LITTLE ROCK      AR   72211          1            07/23/96         00
    0380504028                           03           09/01/96          0
    3007227176                           O            08/01/26
    0


    1519881          375/G01             F          114,000.00         ZZ
                                         360        113,936.08          1
    16 ADRIENNE RD                     8.875            907.04         54
                                       8.625            907.04      212,500.00
    WALPOLE          MA   02081          1            07/31/96         00
    0430012781                           05           09/01/96          0
    328070                               O            08/01/26
    0


    1520021          A13/G01             F          301,500.00         ZZ
                                         360        301,321.99          1
    13621 VALLEYHEART DRIVE            8.625          2,345.04         90
    SHERMAN OAKS AREA                  8.375          2,345.04      335,000.00
1


    LOS ANGELES      CA   91423          1            07/23/96         10
    0430012005                           05           09/01/96         25
    960048374                            O            08/01/26
    0


    1520035          225/225             F          255,000.00         ZZ
                                         360        254,483.27          1
    1910 MASSACHUSETTS AVE             8.000          1,871.10         89
                                       7.750          1,871.10      288,000.00
    MCLEAN           VA   22101          1            05/13/96         14
    2808743                              05           07/01/96         25
    2808743                              O            06/01/26
    0


    1520037          225/225             F          272,000.00         ZZ
                                         360        271,677.69          1
    328 GREENBANK ROAD                 8.625          2,115.58         80
                                       8.375          2,115.58      340,000.00
    BRYN MAWR        PA   19010          1            06/14/96         00
    2815510                              05           08/01/96          0
    2815510                              O            07/01/26
    0


    1520041          225/225             F          235,000.00         ZZ
                                         360        234,714.27          1
    241 N MOUNTAIN AVE                 8.500          1,806.94         93
                                       8.250          1,806.94      255,000.00
    UPPER MONTCLAIR  NJ   07043          1            06/12/96         14
    8408864                              05           08/01/96         30
    8408864                              O            07/01/26
    0


    1520042          976/G01             F          244,750.00         ZZ
                                         360        244,616.31          1
    22456 SYLVAN STREET                9.000          1,969.32         90
                                       8.750          1,969.32      272,000.00
    LOS ANGELES      CA   91367          1            07/17/96         11
    0430023036                           05           09/01/96         25
    836435                               O            08/01/26
    0


    1520043          225/225             F          240,000.00         ZZ
                                         360        238,964.33          1
    3757 CRANBERRY LANE                8.625          1,866.69         80
                                       8.375          1,866.69      300,000.00
    YORKTOWN         NY   10588          1            06/06/96         00
    2814846                              05           08/01/96          0
    2814846                              O            07/01/26
    0
1




    1520044          225/225             F          416,300.00         BB
                                         360        415,753.52          1
    2808 TUDOR COURT                   8.125          3,091.01         69
                                       7.875          3,091.01      610,000.00
    PLEASANTON       CA   94588          1            06/03/96         00
    8408665                              03           08/01/96          0
    8408665                              O            07/01/26
    0


    1520045          976/728             F          308,800.00         ZZ
                                         360        308,597.99          1
    1851 FORREST ROAD                  8.125          2,292.84         80
                                       7.875          2,292.84      386,000.00
    WINTER PARK      FL   32789          1            07/31/96         00
    0380504101                           05           09/01/96          0
    273532                               O            08/01/26
    0


    1520046          225/225             F          450,000.00         ZZ
                                         360        449,016.67          1
    2745 N RADFORD STREET              7.625          3,185.08         80
                                       7.375          3,185.08      562,500.00
    ARLINGTON        VA   22207          2            05/06/96         00
    2808741                              05           07/01/96          0
    2808741                              O            06/01/26
    0


    1520047          685/G01             F          296,000.00         ZZ
                                         360        296,000.00          1
    5189 SKY RIDGE DRIVE               8.500          2,275.98         80
                                       8.250          2,275.98      370,000.00
    GLENDALE         CA   91214          1            08/12/96         00
    0430014001                           03           10/01/96          0
    104547                               O            09/01/26
    0


    1520049          225/225             F          210,700.00         ZZ
                                         360        207,797.93          1
    33 LAKE FIELD TERRACE              8.875          1,676.42         70
                                       8.625          1,676.42      301,000.00
    SPARTA           NJ   07871          1            06/28/96         00
    2815417                              05           08/01/96          0
    2815417                              O            07/01/26
    0


    1520051          225/225             F          260,000.00         ZZ
                                         360        259,691.90          1
1


    135 TREADWICK DRIVE                8.625          2,022.25         80
                                       8.375          2,022.25      325,000.00
    ATLANTA          GA   30350          1            06/11/96         00
    8364930                              03           08/01/96          0
    8364930                              O            07/01/26
    0


    1520053          822/728             F          100,000.00         ZZ
                                         360        100,000.00          1
    785 THIRD STREET                   8.125            742.50         57
                                       7.875            742.50      176,500.00
    DUNELLEN         NJ   08812          1            08/01/96         00
    0380504093                           05           10/01/96          0
    3516007052                           O            09/01/26
    0


    1520055          225/225             F          240,000.00         ZZ
                                         360        239,692.89          1
    115 SURREY LANE                    8.250          1,803.03         86
                                       8.000          1,803.03      280,000.00
    WESTFIELD        NJ   07090          1            06/14/96         14
    2815188                              05           08/01/96         25
    2815188                              O            07/01/26
    0


    1520056          B74/G01             F          452,000.00         ZZ
                                         360        452,000.00          1
    36A MAMALAHOA PLACE                8.250          3,395.73         80
                                       8.000          3,395.73      565,000.00
    HONOLULU         HI   96817          1            08/02/96         00
    0430013847                           05           10/01/96          0
    926851                               O            09/01/26
    0


    1520057          E87/728             F          303,750.00         ZZ
                                         360        303,750.00          1
    2559 CALLE GALICIA                 8.625          2,362.54         75
                                       8.375          2,362.54      405,000.00
    SANTA BARBARA    CA   93109          2            08/01/96         00
    0380505280                           05           10/01/96          0
    70000132                             O            09/01/26
    0


    1520060          225/225             F          300,000.00         ZZ
                                         360        299,644.51          1
    854 NAFA DRIVE                     8.625          2,333.36         75
                                       8.375          2,333.36      405,000.00
    BOCA RATON       FL   33487          5            06/13/96         00
    8239315                              03           08/01/96          0
1


    8239315                              O            07/01/26
    0


    1520062          225/225             F          285,000.00         ZZ
                                         360        284,074.11          1
    4790 SUMMERSET LANE                8.500          2,191.40         73
                                       8.250          2,191.40      392,000.00
    DUNWOODY         GA   30338          1            05/31/96         00
    8364244                              05           07/01/96          0
    8364244                              O            06/01/26
    0


    1520064          731/G01             F          207,000.00         ZZ
                                         360        207,000.00          1
    821 NORTH ZIEGLER WAY              8.625          1,610.02         79
                                       8.375          1,610.02      264,500.00
    PLACENTIA        CA   92870          1            08/01/96         00
    0430012146                           03           10/01/96          0
    411510694                            O            09/01/26
    0


    1520065          225/225             F          398,400.00         ZZ
                                         360        397,835.82          1
    7092 LAUREN COURT                  7.750          2,854.18         80
                                       7.500          2,854.18      498,045.00
    GURNEE           IL   60031          4            06/18/96         00
    8406208                              05           08/01/96          0
    8406208                              O            07/01/26
    0


    1520066          731/G01             F          280,000.00         ZZ
                                         360        280,000.00          1
    103 NORTH ARDMORE AVENUE           9.250          2,303.49         75
                                       9.000          2,303.49      375,000.00
    LOS ANGELES      CA   90004          2            08/05/96         00
    0430012799                           05           10/01/96          0
    411112092                            O            09/01/26
    0


    1520070          647/728             F          273,000.00         ZZ
                                         360        272,830.31          1
    5170 AVENIDA DE DESPACIO           8.375          2,075.00         65
                                       8.125          2,075.00      420,000.00
    YORBA LINDA      CA   92687          1            07/22/96         00
    0380504283                           05           09/01/96          0
    19414036                             O            08/01/26
    0


1


    1520075          225/225             F          297,000.00         ZZ
                                         360        296,657.01          1
    3551 GRANITE WAY                   8.750          2,336.50         90
                                       8.500          2,336.50      330,000.00
    MARTINEZ         GA   30907          1            06/18/96         14
    8364892                              05           08/01/96         25
    8364892                              O            07/01/26
    0


    1520077          225/225             F          420,000.00         ZZ
                                         360        419,489.34          1
    6408 SETON HOUSE LANE              8.500          3,229.43         80
                                       8.250          3,229.43      525,000.00
    CHARLOTTE        NC   28277          1            06/14/96         00
    8409293                              03           08/01/96          0
    8409293                              O            07/01/26
    0


    1520079          225/225             F          210,000.00         ZZ
                                         360        209,644.20          1
    11 BURCHFIELD AVENUE               8.875          1,670.85         70
                                       8.625          1,670.85      300,000.00
    CANFORD          NJ   07016          2            05/23/96         00
    2815092                              05           07/01/96          0
    2815092                              O            06/01/26
    0


    1520081          225/225             F          294,400.00         ZZ
                                         360        293,735.68          1
    2653 WHITECHAPEL PLACE             7.750          2,109.11         80
                                       7.500          2,109.11      368,000.00
    THOUSAND OAKS    CA   91362          1            05/20/96         00
    8408866                              03           07/01/96          0
    8408866                              O            06/01/26
    0


    1520082          225/225             F          275,500.00         ZZ
                                         360        274,955.68          1
    2722 VALESTRA CIRCLE               8.125          2,045.58         95
                                       7.875          2,045.58      290,000.00
    OAKTON           VA   22124          1            05/31/96         14
    8364099                              03           07/01/96         30
    8364099                              O            06/01/26
    0


    1520083          225/225             F          256,000.00         ZZ
                                         360        255,506.88          1
    3400 RUSTIC WAY LANE               8.250          1,923.25         80
                                       8.000          1,923.25      320,000.00
1


    FALLS CHURCH     VA   22044          1            05/28/96         00
    2808717                              05           07/01/96          0
    2808717                              O            06/01/26
    0


    1520084          225/225             F          287,500.00         ZZ
                                         240        286,579.69          1
    1548 STRATHMORE LANE               8.500          2,494.99         76
                                       8.250          2,494.99      380,000.00
    MT PLEASANT      SC   29464          2            06/07/96         00
    8365218                              03           08/01/96          0
    8365218                              O            07/01/16
    0


    1520085          225/225             F          224,000.00         ZZ
                                         360        223,579.39          1
    2054 HALLMARK WAY                  8.375          1,702.56         79
                                       8.125          1,702.56      284,000.00
    CHESAPEAKE       VA   23323          1            05/30/96         00
    8364397                              05           07/01/96          0
    8364397                              O            06/01/26
    0


    1520086          225/225             F          500,000.00         ZZ
                                         360        499,360.15          1
    14 QUAIL DRIVE                     8.250          3,756.33         63
                                       8.000          3,756.33      800,000.00
    DOYLESTOWN       PA   18901          1            06/07/96         00
    2815151                              05           08/01/96          0
    2815151                              O            07/01/26
    0


    1520116          F45/F45             F          231,250.00         ZZ
                                         360        231,106.26          1
    110 EDGEWOOD ROAD                  8.375          1,757.67         90
                                       8.125          1,757.67      257,940.00
    CRANFORD         NJ   07016          1            07/19/96         04
    0783779                              05           09/01/96         25
    0783779                              O            08/01/26
    0


    1520124          668/G01             F          348,750.00         ZZ
                                         360        348,564.40          1
    5937 BRYANT ROAD                   9.125          2,837.55         75
                                       8.875          2,837.55      465,000.00
    SHINGLE SPRINGS  CA   95682          1            07/12/96         00
    0430012898                           05           09/01/96          0
    6833321                              O            08/01/26
    0
1




    1520142          369/G01             F          215,000.00         ZZ
                                         360        215,000.00          1
    1449 EBENEZER CHURCH ROAD          8.250          1,615.23         76
                                       8.000          1,615.23      285,000.00
    RISING SUN       MD   21911          5            08/05/96         00
    0430019356                           05           10/01/96          0
    49776305                             O            09/01/26
    0


    1520175          450/G01             F          250,000.00         ZZ
                                         360        250,000.00          1
    2457 CEDAR KEY DRIVE               8.625          1,944.47         53
                                       8.375          1,944.47      480,000.00
    TWP OF ORION     MI   48360          5            08/05/96         00
    0430012492                           05           10/01/96          0
    4176632                              O            09/01/26
    0


    1520209          450/728             F          216,000.00         ZZ
                                         360        215,878.91          1
    1224 ABBOTT AVENUE                 8.875          1,718.59         90
                                       8.625          1,718.59      240,000.00
    CAMPBELL         CA   95008          1            07/16/96         10
    0380503756                           05           09/01/96         25
    4156477                              O            08/01/26
    0


    1520213          E15/728             F          220,200.00         ZZ
                                         360        220,200.00          1
    882 NORTH MARGARET LANE            8.250          1,654.29         90
                                       8.000          1,654.29      245,000.00
    WALNUT           CA   91789          2            08/26/96         11
    0380506643                           05           10/01/96         30
    66000051                             O            09/01/26
    0


    1520221          731/G01             F          184,000.00         ZZ
                                         360        184,000.00          1
    2154 COOK CIRCLE                   8.125          1,366.19         80
                                       7.875          1,366.19      230,000.00
    THOUSAND OAKS    CA   91360          2            08/23/96         00
    0430028225                           05           10/01/96          0
    1001109                              O            09/01/26
    0


    1520242          601/G01             F          279,000.00         ZZ
                                         360        278,812.79          1
1


    218 MAXWELL LANE                   8.000          2,047.21         90
                                       7.750          2,047.21      310,000.00
    NEWPORT NEWS     VA   23606          1            07/25/96         11
    0430012278                           05           09/01/96         25
    14850000002276                       O            08/01/26
    0


    1520253          225/225             F          252,250.00         ZZ
                                         360        251,935.33          1
    102 GATESTONE COURT                8.375          1,917.28         95
                                       8.125          1,917.28      265,535.00
    CARY             NC   27511          1            06/21/96         14
    8364672                              03           08/01/96         30
    8364672                              O            07/01/26
    0


    1520255          617/617             F          362,000.00         ZZ
                                         360        361,157.72          1
    2003 MEADOW FOREST DRIVE           8.750          2,847.86         80
                                       8.500          2,847.86      453,000.00
    PACIFIC          MO   63069          2            04/26/96         00
    161303                               03           06/01/96          0
    161303                               O            05/01/26
    0


    1520260          601/G01             F          330,000.00         ZZ
                                         360        330,000.00          1
    2 MOCKINGBIRD PLACE                8.750          2,596.11         49
                                       8.500          2,596.11      683,000.00
    LOUISVILLE       KY   40207          1            08/02/96         00
    0430013177                           05           10/01/96          0
    01086271                             O            09/01/26
    0


    1520264          225/225             F          215,000.00         ZZ
                                         360        214,585.85          1
    12049 HEATHER DOWN ROAD            8.250          1,615.23         90
                                       8.000          1,615.23      239,000.00
    HERNDON          VA   22070          1            05/31/96         14
    2808952                              03           07/01/96         25
    2808952                              O            06/01/26
    0


    1520265          617/617             F          228,700.00         ZZ
                                         360        228,568.41          1
    1809 CLINCH PLACE                  8.750          1,799.19         85
                                       8.500          1,799.19      269,115.00
    OLD HICKORY      TN   37138          1            07/19/96         14
    425146                               03           09/01/96         12
1


    425146                               O            08/01/26
    0


    1520269          617/617             F          248,000.00         ZZ
                                         360        247,666.07          1
    2315 GERSANDY PLACE                8.000          1,819.74         80
                                       7.750          1,819.74      310,000.00
    CHARLOTTESVILLE  VA   22901          1            06/21/96         00
    249047                               05           08/01/96          0
    249047                               O            07/01/26
    0


    1520274          617/617             F          312,400.00         ZZ
                                         360        311,828.19          1
    7708 SOUTH VALLEY DRIVE            8.500          2,402.09         80
                                       8.250          2,402.09      390,500.00
    FAIRFAX STATION  VA   22039          1            05/15/96         00
    148194                               03           07/01/96          0
    148194                               O            06/01/26
    0


    1520276          964/G01             F          231,200.00         ZZ
                                         360        231,200.00          1
    45 STANFORD COURT                  8.750          1,818.85         80
                                       8.500          1,818.85      289,000.00
    NOVATO           CA   94947          1            08/02/96         00
    0430012963                           05           10/01/96          0
    18965                                O            09/01/26
    0


    1520282          617/617             F          490,000.00         ZZ
                                         360        489,718.08          1
    1615 FRANCISCA ROAD NW             8.750          3,854.84         66
                                       8.500          3,854.84      748,986.00
    ALBUQUERQUE      NM   87107          4            07/16/96         00
    164263                               03           09/01/96          0
    164263                               O            08/01/26
    0


    1520284          776/G01             F          196,400.00         ZZ
                                         360        196,400.00          1
    8553 WEST POOL COURT               8.750          1,545.08         75
                                       8.500          1,545.08      261,900.00
    BOISE            ID   83703          1            08/08/96         00
    0430015537                           03           10/01/96          0
    2536435                              O            09/01/26
    0


1


    1520285          776/G01             F          136,000.00         ZZ
                                         360        136,000.00          1
    749 MILTON AVENUE                  8.500          1,045.72         80
                                       8.250          1,045.72      170,000.00
    VENTURA          CA   93003          1            08/08/96         00
    0430012500                           05           10/01/96          0
    1133175                              O            09/01/26
    0


    1520287          617/617             F          432,950.00         ZZ
                                         360        432,216.43          1
    10600 SANTA MONICA AVE NE          8.875          3,444.75         70
                                       8.625          3,444.75      620,000.00
    ALBUQUERQUE      NM   87122          1            05/06/96         00
    165923                               05           07/01/96          0
    165923                               O            06/01/26
    0


    1520288          E67/728             F          233,900.00         ZZ
                                         360        233,900.00          1
    1250 NW ELLIOT COURT               8.750          1,840.09         90
                                       8.500          1,840.09      259,900.00
    BEND             OR   97701          1            08/12/96         10
    0380503616                           05           10/01/96         25
    5532                                 O            09/01/26
    0


    1520290          470/G01             F          223,200.00         ZZ
                                         360        223,087.28          1
    732 SOUTH MAGNOLIA AVENUE          9.375          1,856.47         95
                                       9.125          1,856.47      235,000.00
    WEST COVINA      CA   91791          1            07/30/96         12
    0430013979                           05           09/01/96         30
    23000991                             O            08/01/26
    0


    1520291          617/617             F          225,600.00         ZZ
                                         360        225,470.20          1
    1021 LOS JARDINES                  8.750          1,774.80         80
                                       8.500          1,774.80      282,000.00
    EL PASO          TX   79912          1            07/15/96         00
    167409                               03           09/01/96          0
    167409                               O            08/01/26
    0


    1520293          617/617             F          238,500.00         ZZ
                                         360        238,217.37          1
    5511 EAST 115TH STREET             8.625          1,855.03         90
                                       8.375          1,855.03      265,000.00
1


    TULSA            OK   74137          1            06/07/96         14
    149654                               03           08/01/96         25
    149654                               O            07/01/26
    0


    1520294          964/G01             F          261,250.00         ZZ
                                         360        261,114.56          1
    437 CHARVERS AVENUE                9.250          2,149.24         95
                                       9.000          2,149.24      275,000.00
    WEST COVINA      CA   91791          1            07/23/96         10
    0430012955                           05           09/01/96         30
    19012                                O            08/01/26
    0


    1520295          617/617             F          416,000.00         ZZ
                                         360        415,507.01          1
    28 DON QUIJOTE COURT               8.625          3,235.61         80
                                       8.375          3,235.61      520,000.00
    CORRALES         NM   87048          1            06/03/96         00
    167081                               05           08/01/96          0
    167081                               O            07/01/26
    0


    1520301          744/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
    1321 PERALTA AVENUE                8.875          2,005.03         80
                                       8.625          2,005.03      316,000.00
    BERKELEY         CA   94702          2            08/05/96         00
    0430015313                           05           10/01/96          0
    77943                                O            09/01/26
    0


    1520302          765/G01             F          192,750.00         ZZ
                                         360        192,750.00          1
    12 SCRUB OAK                       8.625          1,499.19         80
                                       8.375          1,499.19      240,942.00
    ALISO VIEJO      CA   92656          1            08/01/96         00
    0430029165                           03           10/01/96          0
    316555                               O            09/01/26
    0


    1520303          776/G01             F          248,000.00         ZZ
                                         360        248,000.00          1
    2385 SAN JUAN CANYON ROAD          9.000          1,995.47         80
                                       8.750          1,995.47      310,000.00
    SAN JUAN BAUTIS  CA   95045          1            08/01/96         00
    0430012401                           05           10/01/96          0
    6235500                              O            09/01/26
    0
1




    1520305          470/G01             F          285,000.00         ZZ
                                         360        285,000.00          1
    301 NORTH HANFORD AVENUE           9.000          2,293.18         75
                                       8.750          2,293.18      380,000.00
    LOS ANGELES      CA   90732          5            08/01/96         00
    0430014712                           05           10/01/96          0
    24150961                             O            09/01/26
    0


    1520308          617/617             F          298,100.00         ZZ
                                         360        297,746.72          1
    10400 HAMMERLY COURT               8.625          2,318.60         90
                                       8.375          2,318.60      331,255.00
    COLLIERVILLE     TN   38017          1            06/20/96         14
    637817                               05           08/01/96         25
    637817                               O            07/01/26
    0


    1520311          626/G01             F          266,400.00         ZZ
                                         360        266,400.00          1
    930 CORONADO BOULEVARD             8.625          2,072.04         90
                                       8.375          2,072.04      296,000.00
    SACRAMENTO       CA   95864          1            08/08/96         01
    0430013409                           05           10/01/96         25
    6645931                              O            09/01/26
    0


    1520312          470/G01             F          243,000.00         ZZ
                                         360        242,860.19          1
    8299 BELLA VISTA DRIVE             8.750          1,911.69         90
                                       8.500          1,911.69      270,000.00
    RANCHO CUCAMONG  CA   91701          1            07/09/96         11
    0430014720                           05           09/01/96         25
    24150927                             O            08/01/26
    0


    1520314          617/617             F          414,000.00         ZZ
                                         360        413,298.56          1
    400 W 49TH TER                     8.875          3,293.97         69
    UNIT #2114                         8.625          3,293.97      600,000.00
    KANSAS CITY      MO   64112          1            05/15/96         00
    156155                               06           07/01/96          0
    156155                               O            06/01/26
    0


    1520331          638/G01             F          223,000.00         T
                                         360        223,000.00          1
1


    529 WEST 200 NORTH                 9.000          1,794.31         60
    #5                                 8.750          1,794.31      375,000.00
    MIDWAY           UT   84049          2            08/07/96         00
    0430013334                           09           10/01/96          0
    08590436                             O            09/01/26
    0


    1520350          375/728             F          262,500.00         ZZ
                                         360        261,857.11          1
    3505 SHAWNEE MISSION PKWY          8.500          2,018.40         79
                                       8.250          2,018.40      334,500.00
    FAIRWAY          KS   66205          1            04/29/96         00
    0380504036                           03           06/01/96          0
    7233505                              O            05/01/26
    0


    1520355          814/G01             F          392,000.00         ZZ
                                         360        392,000.00          1
    11599 RAINTREE SPRING COURT        9.000          3,154.12         80
                                       8.750          3,154.12      490,000.00
    CUPERTINO        CA   95014          1            08/13/96         00
    0430018465                           03           10/01/96          0
    809607107                            O            09/01/26
    0


    1520356          624/G01             F          220,000.00         ZZ
                                         360        220,000.00          1
    1007 WINSTON COURT                 8.250          1,652.79         93
                                       8.000          1,652.79      238,500.00
    SAN JOSE         CA   95131          1            08/12/96         14
    0430015057                           09           10/01/96         30
    87500360046                          O            09/01/26
    0


    1520360          208/G01             F          330,000.00         ZZ
                                         360        330,000.00          1
    RURAL ADDRESS 213C HIGHWAY 76      8.375          2,508.24         71
                                       8.125          2,508.24      465,000.00
    SANTA CRUZ       NM   87567          5            08/07/96         00
    0430013250                           05           10/01/96          0
    34022                                O            09/01/26
    0


    1520362          387/387             F           85,000.00         ZZ
                                         360         84,951.09          1
    2222 5TH STREET #203               8.750            668.70         35
                                       8.500            668.70      248,000.00
    SANTA MONICA     CA   90405          1            07/11/96         00
    798231                               01           09/01/96          0
1


    798231                               O            08/01/26
    0


    1520364          387/387             F          232,000.00         ZZ
                                         360        231,855.80          1
    264 WINDSOR WAY                    8.375          1,763.37         80
                                       8.125          1,763.37      290,000.00
    VALLEJO          CA   94591          2            07/01/96         00
    768283                               05           09/01/96          0
    768283                               O            08/01/26
    0


    1520366          387/387             F          280,000.00         ZZ
                                         360        279,838.91          1
    4612 LEIR DRIVE                    8.750          2,202.76         73
                                       8.500          2,202.76      385,000.00
    LA CANADA        CA   91011          5            07/03/96         00
    791848                               05           09/01/96          0
    791848                               O            08/01/26
    0


    1520368          387/387             F          252,000.00         ZZ
                                         360        251,708.96          1
    4147 MANTOVA DRIVE                 8.750          1,982.49         80
                                       8.500          1,982.49      315,000.00
    LOS ANGELES      CA   90008          2            06/24/96         00
    784116                               05           08/01/96          0
    784116                               O            07/01/26
    0


    1520370          387/387             F          261,350.00         ZZ
                                         360        261,001.23          1
    20571 CROW CREEK ROAD              8.500          2,009.56         80
                                       8.250          2,009.56      327,096.00
    CASTRO VALLEY    CA   94552          1            07/15/96         00
    780122                               03           09/01/96          0
    780122                               O            08/01/26
    0


    1520371          387/387             F          285,000.00         ZZ
                                         360        284,840.22          1
    1540 EMMONS CANYON DRIVE           8.875          2,267.59         48
                                       8.625          2,267.59      603,000.00
    DANVILLE         CA   94526          1            06/27/96         00
    792531                               03           09/01/96          0
    792531                               O            08/01/26
    0


1


    1520372          637/G01             F          243,600.00         ZZ
                                         360        243,459.84          1
    19760 SIERRA MEADOWS LANE          8.750          1,916.41         80
                                       8.500          1,916.41      304,500.00
    NORTHRIDGE       CA   91326          1            07/22/96         00
    0430014944                           03           09/01/96          0
    3189008                              O            08/01/26
    0


    1520375          637/G01             F          272,500.00         ZZ
                                         360        272,347.22          1
    2430 26TH AVENUE W.                8.875          2,168.14         74
                                       8.625          2,168.14      370,000.00
    SEATTLE          WA   98199          1            07/24/96         00
    0430012559                           05           09/01/96          0
    9265398                              O            08/01/26
    0


    1520376          637/G01             F          246,000.00         ZZ
                                         240        245,619.82          1
    44 SULLIVAN DRIVE                  8.750          2,173.93         74
                                       8.500          2,173.93      336,000.00
    JERICHO          NY   11753          1            07/30/96         00
    0430015065                           05           09/01/96          0
    9223074                              O            08/01/16
    0


    1520377          637/G01             F          137,520.00         ZZ
                                         360        137,446.82          1
    263 CLASSON AVENUE                 9.125          1,118.91         90
                                       8.875          1,118.91      153,000.00
    BROOKLYN         NY   11205          1            07/31/96         04
    0430013797                           01           09/01/96         30
    4611539                              O            08/01/26
    0


    1520398          B60/G01             F          268,000.00         ZZ
                                         360        268,000.00          1
    296 FAIRWAY DRIVE                  8.750          2,108.36         80
                                       8.500          2,108.36      335,000.00
    LAKE ARROWHEAD   CA   92352          1            08/07/96         00
    0430012138                           05           10/01/96          0
    7238                                 O            09/01/26
    0


    1520421          A39/G01             F          428,000.00         ZZ
                                         360        428,000.00          1
    11972 WOOD RANCH ROAD              8.625          3,328.94         80
                                       8.375          3,328.94      535,000.00
1


    GRANADA HILLS A  CA   91344          1            08/12/96         00
    0430012708                           03           10/01/96          0
    9600669RFC                           O            09/01/26
    0


    1520423          317/G01             F          444,000.00         ZZ
                                         360        443,737.86          1
    9209 TOWN GATE LANE                8.625          3,453.39         80
                                       8.375          3,453.39      555,000.00
    BETHESDA         MD   20817          1            07/24/96         00
    0430015099                           03           09/01/96          0
    246609                               O            08/01/26
    0


    1520434          E45/728             F          537,600.00         ZZ
                                         360        537,600.00          1
    5315 CHELSEN WOOD DRIVE            8.875          4,277.39         80
                                       8.625          4,277.39      672,000.00
    DULUTH           GA   30136          1            08/14/96         00
    0380504432                           05           10/01/96          0
    31602                                O            09/01/26
    0


    1520444          562/G01             F          553,000.00         ZZ
                                         360        553,000.00          1
    1 AVERY COURT                      9.250          4,549.40         70
                                       9.000          4,549.40      790,000.00
    WEST HARRISON    NY   10604          1            08/08/96         00
    0430013417                           05           10/01/96          0
    519066                               O            09/01/26
    0


    1520541          A83/G01             F          320,000.00         ZZ
                                         360        319,590.50          1
    1750 42ND ST SE                    8.250          2,404.05         75
                                       8.000          2,404.05      431,963.00
    CEDAR RAPIDS     IA   52403          4            06/08/96         00
    0430012989                           05           08/01/96          0
    129998                               O            07/01/26
    0


    1520544          A83/G01             F          320,000.00         ZZ
                                         360        319,590.50          1
    385 SQUAW RIDGE RD                 8.250          2,404.05         79
                                       8.000          2,404.05      410,000.00
    MARION           IA   52302          4            06/07/96         00
    0430013219                           05           08/01/96          0
    130431                               O            07/01/26
    0
1




    1520548          A83/G01             F          375,000.00         ZZ
                                         360        374,577.98          1
    1150 HARTRICK CANYON DRIVE         8.875          2,983.67         89
                                       8.625          2,983.67      423,500.00
    TEMPLE, BELL CO  TX   76502          4            06/28/96         14
    0430012906                           05           08/01/96         25
    116417                               O            07/01/26
    0


    1520550          696/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
    12022 CREEKBEND DRIVE              8.000          2,641.55         80
                                       7.750          2,641.55      450,304.00
    HERNDON          VA   22070          1            08/09/96         00
    0430023002                           03           10/01/96          0
    2158350                              O            09/01/26
    0


    1520551          E57/G01             F          220,000.00         ZZ
                                         360        220,000.00          1
    3700 CALLE JAZMIN                  9.125          1,789.99         75
                                       8.875          1,789.99      295,000.00
    CALABASAS        CA   91302          1            08/01/96         00
    0430016964                           03           10/01/96          0
    72612005238                          O            09/01/26
    0


    1520552          776/G01             F          268,200.00         ZZ
                                         360        268,200.00          1
    535 MOUNT OLIVE DRIVE              8.750          2,109.94         90
                                       8.500          2,109.94      298,000.00
    BRADBURY         CA   91010          1            08/06/96         11
    0430014050                           05           10/01/96         25
    6135999                              O            09/01/26
    0


    1520553          776/G01             F          294,400.00         ZZ
                                         360        294,400.00          1
    22427 CIRCLE J RANCH ROAD          9.000          2,368.81         80
                                       8.750          2,368.81      368,000.00
    SANTA CLARITA    CA   91350          1            08/08/96         00
    0430023630                           05           10/01/96          0
    6136007                              O            09/01/26
    0


    1520556          776/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
1


    8129 WILLOW GLEN ROAD              8.500          1,999.17         65
                                       8.250          1,999.17      400,000.00
    LOS ANGELES      CA   90046          2            08/09/96         00
    0430018184                           05           10/01/96          0
    2135036                              O            09/01/26
    0


    1520559          A83/G01             F          100,000.00         ZZ
                                         360         99,895.90          1
    1723 WEST PHOENIX DR               9.250            822.68         64
                                       9.000            822.68      158,000.00
    ST GEORGE        UT   84770          2            06/19/96         00
    0430013359                           05           08/01/96          0
    132098                               O            07/01/26
    0


    1520564          A83/G01             F          234,000.00         ZZ
                                         360        233,603.52          1
    606 15TH AVENUE NE                 8.875          1,861.81         90
                                       8.625          1,861.81      260,000.00
    ST PETERSBURG    FL   33704          1            06/07/96         04
    0430013342                           05           07/01/96         25
    131846                               O            06/01/26
    0


    1520567          A83/G01             F          452,000.00         ZZ
                                         360        451,072.00          1
    1530 PALMER ROAD                   8.500          3,475.49         80
                                       8.250          3,475.49      565,000.00
    LEBANON          TN   37087          2            06/04/96         00
    0430013714                           05           07/01/96          0
    129506                               O            06/01/26
    0


    1520577          A83/G01             F          221,000.00         ZZ
                                         360        220,574.32          1
    14689 WOODCREST DRIVE              8.250          1,660.30         78
                                       8.000          1,660.30      286,000.00
    CLIVE            IA   50325          1            05/31/96         00
    0430013227                           03           07/01/96          0
    130400                               O            06/01/26
    0


    1520578          668/728             F          494,000.00         ZZ
                                         360        493,700.73          1
    770 FOREST HILLS DRIVE             8.500          3,798.44         66
                                       8.250          3,798.44      750,000.00
    FLAGSTAFF        AZ   86001          5            07/30/96         00
    0380506098                           05           09/01/96          0
1


    6819619                              O            08/01/26
    0


    1520579          A83/G01             F          211,000.00         ZZ
                                         360        210,756.32          1
    450 FAWN MEADOW DRIVE              8.750          1,659.94         89
                                       8.500          1,659.94      239,000.00
    DRIPPING SPRING  TX   78620          2            06/05/96         10
    0430013235                           05           08/01/96         25
    118696                               O            07/01/26
    0


    1520584          025/025             F          252,000.00         ZZ
                                         360        251,839.30          1
    9036 HEMINGWAY GROVE CIRCLE        8.250          1,893.20         69
                                       8.000          1,893.20      367,000.00
    KNOXVILLE        TN   37922          1            07/19/96         00
    313658                               03           09/01/96          0
    313658                               O            08/01/26
    0


    1520586          A83/G01             F          256,000.00         ZZ
                                         360        255,688.47          1
    20605 VIA VERONICA                 8.500          1,968.42         89
                                       8.250          1,968.42      288,000.00
    YORBA LINDA      CA   92687          1            06/03/96         10
    0430013292                           03           08/01/96         25
    130295                               O            07/01/26
    0


    1520591          A83/G01             F          440,000.00         ZZ
                                         360        439,746.85          1
    9690 FRINGE TREE ROAD              8.750          3,461.48         63
                                       8.500          3,461.48      700,000.00
    GREAT FALLS      VA   22066          2            07/15/96         00
    0430012674                           05           09/01/96          0
    129991                               O            08/01/26
    0


    1520599          E26/728             F          140,000.00         ZZ
                                         360        140,000.00          1
    7325 BLAIR ROAD NW                 9.000          1,126.48         80
                                       8.750          1,126.48      175,000.00
    WASHINGTON       DC   20012          1            08/08/96         00
    0380504549                           05           10/01/96          0
    431153                               O            09/01/26
    0


1


    1520600          105/G01             F          600,000.00         ZZ
                                         360        596,215.48          1
    3825 OCEAN DRIVE                   8.250          4,507.60         80
                                       8.000          4,507.60      750,000.00
    CORPUS CHRISTI   TX   78404          1            02/29/96         00
    0430026138                           05           04/01/96          0
    0820928                              O            03/01/26
    0


    1520616          195/G01             F          604,000.00         ZZ
                                         360        604,000.00          1
    1610 MOUNT VERNON CIRCLE           8.875          4,805.70         80
                                       8.625          4,805.70      755,000.00
    LOWER MERION TW  PA   19035          1            08/08/96         00
    0430015362                           05           10/01/96          0
    49658                                O            09/01/26
    0


    1520654          076/076             F          474,000.00         ZZ
                                         360        473,712.85          1
    106 HARBOUR POINT COVE             8.500          3,644.65         85
                                       8.250          3,644.65      558,000.00
    LENOIR CITY      TN   37771          1            07/08/96         01
    7041399                              05           09/01/96         12
    7041399                              O            08/01/26
    0


    1520655          076/076             F          300,000.00         T
                                         360        299,679.49          1
    614 MAITLAND AVENUE                9.125          2,440.90         64
                                       8.875          2,440.90      475,000.00
    TEANECK          NJ   07666          1            07/02/96         00
    17042168                             05           08/01/96          0
    17042168                             O            07/01/26
    0


    1520658          076/076             F          258,000.00         ZZ
                                         360        257,847.68          1
    1447 FLICKER WAY                   8.625          2,006.70         80
                                       8.375          2,006.70      322,500.00
    SUNNYVALE        CA   94087          1            07/01/96         00
    17045171                             05           09/01/96          0
    17045171                             O            08/01/26
    0


    1520665          076/076             F          250,000.00         ZZ
                                         360        249,852.41          1
    1098 MARLIN LANE                   8.625          1,944.47         80
                                       8.375          1,944.47      315,000.00
1


    WATSONVILLE      CA   95076          2            07/01/96         00
    6083762                              03           09/01/96          0
    6083762                              O            08/01/26
    0


    1520668          076/076             F          276,000.00         ZZ
                                         360        275,837.05          1
    140 COGORNO WAY                    8.625          2,146.70         80
                                       8.375          2,146.70      345,000.00
    CARSON CITY      NV   89703          1            07/09/96         00
    17046499                             05           09/01/96          0
    17046499                             O            08/01/26
    0


    1520669          375/G01             F          135,000.00         ZZ
                                         360        134,930.00          1
    12 HANSON ROAD                     9.250          1,110.62         68
                                       9.000          1,110.62      200,000.00
    NEWTON           MA   02159          1            07/29/96         00
    0430014647                           05           09/01/96          0
    328246                               O            08/01/26
    0


    1520670          076/076             F          292,500.00         ZZ
                                         360        292,318.20          1
    106 WOODCLIFF ROAD                 8.375          2,223.21         75
                                       8.125          2,223.21      390,000.00
    SPRINGDALE       AR   72764          5            07/02/96         00
    6088492                              05           09/01/96          0
    6088492                              O            08/01/26
    0


    1520678          076/076             F          260,000.00         ZZ
                                         360        259,699.73          1
    2272 GLEN HAVEN DRIVE              8.750          2,045.42         80
                                       8.500          2,045.42      325,000.00
    LOVELAND         CO   80538          4            06/27/96         00
    6092652                              05           08/01/96          0
    6092652                              O            07/01/26
    0


    1520679          076/076             F          248,000.00         ZZ
                                         360        247,857.31          1
    752 APPALOOSA ROAD                 8.750          1,951.02         80
                                       8.500          1,951.02      310,000.00
    TARPON SPRINGS   FL   34689          1            07/25/96         00
    931693                               05           09/01/96          0
    931693                               O            08/01/26
    0
1




    1520680          E22/G01             F          330,000.00         ZZ
                                         360        329,814.99          1
    2865 NE 19 STREET                  8.875          2,625.63         90
                                       8.625          2,625.63      370,000.00
    POMPANO BEACH    FL   33062          1            08/07/96         12
    0410194005                           05           09/01/96         25
    410194005                            O            08/01/26
    0


    1520681          076/076             F          328,500.00         ZZ
                                         360        328,315.84          1
    19 STONE COURT                     8.875          2,613.69         90
                                       8.625          2,613.69      365,000.00
    DANVILLE         CA   94526          1            07/03/96         10
    6093392                              03           09/01/96         25
    6093392                              O            08/01/26
    0


    1520683          076/076             F          254,000.00         ZZ
                                         360        253,853.86          1
    2660 BECARD COURT                  8.750          1,998.22         68
                                       8.500          1,998.22      378,000.00
    PLEASANTON       CA   94566          1            07/03/96         00
    6094852                              05           09/01/96          0
    6094852                              O            08/01/26
    0


    1520692          076/076             F          452,000.00         ZZ
                                         360        451,719.05          1
    13460 ANN MARIE COURT              8.375          3,435.53         80
                                       8.125          3,435.53      565,000.00
    SAN MARTIN       CA   95046          1            06/28/96         00
    6079312                              05           09/01/96          0
    6079312                              O            08/01/26
    0


    1520696          076/076             F          335,350.00         ZZ
                                         360        334,962.71          1
    504 HARRIS STREET                  8.750          2,638.20         75
                                       8.500          2,638.20      450,000.00
    COPPELL          TX   75019          2            06/28/96         00
    6083582                              03           08/01/96          0
    6083582                              O            07/01/26
    0


    1520700          076/076             F          279,000.00         ZZ
                                         360        278,677.80          1
1


    4126 BENTLEY COURT                 8.750          2,194.89         90
                                       8.500          2,194.89      310,000.00
    GRAPEVINE        TX   76051          1            06/27/96         11
    6060582                              03           08/01/96         25
    6060582                              O            07/01/26
    0


    1520703          076/076             F          450,000.00         ZZ
                                         360        449,506.56          1
    46832 PICKFORD                     9.000          3,620.80         57
                                       8.750          3,620.80      800,000.00
    NORTHVILLE       MI   48167          1            06/29/96         00
    54101                                05           08/01/96          0
    54101                                O            07/01/26
    0


    1520705          076/076             F          250,000.00         ZZ
                                         360        249,844.60          1
    26 BARBEE LANE                     8.375          1,900.19         71
                                       8.125          1,900.19      354,500.00
    ALAMO            CA   94507          1            06/28/96         00
    6076632                              05           09/01/96          0
    6076632                              O            08/01/26
    0


    1520707          B24/G01             F          246,900.00         ZZ
                                         360        246,900.00          1
    158 STRAWBERRY HILL                8.750          1,942.36         95
                                       8.500          1,942.36      259,900.00
    NORWALK          CT   06851          1            08/26/96         01
    0430014084                           05           10/01/96         30
    162641                               O            09/01/26
    0


    1520708          076/076             F          256,500.00         ZZ
                                         360        256,359.89          1
    3828 CODY ROAD                     9.000          2,063.86         90
                                       8.750          2,063.86      285,000.00
    LOS ANGELES      CA   91403          1            07/01/96         12
    UNKNOWN                              05           09/01/96         25
    UNKNOWN                              O            08/01/26
    0


    1520709          076/076             F          285,300.00         ZZ
                                         360        285,135.85          1
    1473 RIMCREST COURT                8.750          2,244.46         90
                                       8.500          2,244.46      317,000.00
    CHULA VISTA      CA   91902          1            07/01/96         12
    61790902                             05           09/01/96         25
1


    61790902                             O            08/01/26
    0


    1520713          076/076             F          499,900.00         ZZ
                                         360        499,612.38          1
    2804 DEERING BAY DRIVE             8.750          3,932.72         80
                                       8.500          3,932.72      624,917.00
    NAPERVILLE       IL   60564          1            07/15/96         00
    UNKNOWN                              03           09/01/96          0
    UNKNOWN                              O            08/01/26
    0


    1520714          076/076             F          240,000.00         ZZ
                                         360        239,868.90          1
    5898 EAST CHUKWALLA TRAIL          9.000          1,931.10         77
                                       8.750          1,931.10      315,520.00
    CAVE CREEK       AZ   85331          1            07/17/96         00
    6214422                              05           09/01/96          0
    6214422                              O            08/01/26
    0


    1520716          076/076             F          348,000.00         T
                                         351        347,619.76          1
    1840 SANDPOINTE LANE EAST          9.375          2,908.13         80
                                       9.125          2,908.13      435,000.00
    VERO BEACH       FL   32963          4            06/14/96         00
    7032091                              03           08/01/96          0
    7032091                              O            10/01/25
    0


    1520719          076/076             F          304,000.00         ZZ
                                         348        303,563.71          1
    2308 NE. 20TH STREET               8.125          2,275.74         80
                                       7.875          2,275.74      380,000.00
    FORT LAUDERDALE  FL   33305          2            06/21/96         00
    UNKNOWN                              05           08/01/96          0
    UNKNOWN                              O            07/01/25
    0


    1520788          076/076             F          565,000.00         ZZ
                                         360        564,648.82          1
    2418 POMINO WAY                    8.375          4,294.41         75
                                       8.125          4,294.41      759,000.00
    PLEASANTON       CA   94566          1            07/11/96         00
    6179122                              03           09/01/96          0
    6179122                              O            08/01/26
    0


1


    1520791          076/076             F          356,000.00         ZZ
                                         360        355,784.34          1
    4065 CAMPANA DRIVE                 8.500          2,737.33         80
                                       8.250          2,737.33      445,000.00
    PALO ALTO        CA   94306          1            07/05/96         00
    6189822                              05           09/01/96          0
    6189822                              O            08/01/26
    0


    1520805          076/076             F          302,400.00         ZZ
                                         360        302,216.81          1
    26540 CANADA WAY                   8.500          2,325.19         80
                                       8.250          2,325.19      378,000.00
    CARMEL           CA   93923          1            07/01/96         00
    5902062                              05           09/01/96          0
    5902062                              O            08/01/26
    0


    1520806          076/076             F          260,000.00         ZZ
                                         360        259,842.49          1
    2866 NORTH WILDERNESS COURT        8.500          1,999.18         80
                                       8.250          1,999.18      325,000.00
    WICHITA          KS   67226          1            07/15/96         00
    5908602                              03           09/01/96          0
    5908602                              O            08/01/26
    0


    1520810          076/076             F          227,000.00         ZZ
                                         360        226,716.84          1
    28 BRISTLECONE                     8.375          1,725.36         74
                                       8.125          1,725.36      308,177.00
    IRVINE           CA   92720          1            06/13/96         00
    961966                               03           08/01/96          0
    961966                               O            07/01/26
    0


    1520814          076/076             F          229,500.00         ZZ
                                         360        229,261.13          1
    151 WALNUT AVENUE                  9.250          1,888.04         90
                                       9.000          1,888.04      255,000.00
    TOWNSHIP OF FRA  NJ   08873          1            06/27/96         11
    0311280496                           05           08/01/96         30
    0311280496                           O            07/01/26
    0


    1520819          076/076             F          577,600.00         ZZ
                                         360        577,267.69          1
    18540 ANNIE LANE                   8.750          4,543.98         80
                                       8.500          4,543.98      722,000.00
1


    SAN JOSE         CA   95120          1            07/09/96         00
    5920602                              05           09/01/96          0
    5920602                              O            08/01/26
    0


    1520821          076/076             F          350,000.00         ZZ
                                         360        349,776.82          1
    100 BRETANO WAY                    8.250          2,629.43         79
                                       8.000          2,629.43      447,000.00
    GREENBRAE        CA   94904          1            07/11/96         00
    5928632                              05           09/01/96          0
    5928632                              O            08/01/26
    0


    1520823          526/G01             F          360,000.00         ZZ
                                         360        359,798.17          1
    11230 N.W. 6TH STREET              8.875          2,864.33         75
                                       8.625          2,864.33      480,000.00
    PLANTATION       FL   33325          2            07/17/96         00
    0430013896                           05           09/01/96          0
    0136395                              O            08/01/26
    0


    1520829          526/G01             F          252,000.00         ZZ
                                         360        251,685.65          1
    4901 GLOUCESTER DRIVE              8.375          1,915.38         87
                                       8.125          1,915.38      292,125.00
    DOYLESTOWN       PA   18901          4            06/03/96         10
    0430028381                           05           08/01/96         25
    44846                                O            07/01/26
    0


    1520830          076/076             F          244,700.00         ZZ
                                         360        244,370.53          1
    19742 TORRES WAY                   8.000          1,795.52         89
                                       7.750          1,795.52      276,414.00
    TRABUCO CANYON   CA   92679          1            06/05/96         12
    5908892                              03           08/01/96         25
    5908892                              O            07/01/26
    0


    1520831          E22/G01             F          200,000.00         ZZ
                                         360        199,887.88          1
    343 VIRGINIA HILLS DRIVE           8.875          1,591.29         80
                                       8.625          1,591.29      250,000.00
    MARTINEZ         CA   94553          1            07/24/96         00
    0410157838                           05           09/01/96          0
    410157838                            O            08/01/26
    0
1




    1520834          076/076             F          258,600.00         ZZ
                                         360        258,277.40          1
    32 BRISTLECONE                     8.375          1,965.55         80
                                       8.125          1,965.55      323,310.00
    IRVINE           CA   92720          1            06/12/96         00
    961965                               03           08/01/96          0
    961965                               O            07/01/26
    0


    1520842          F13/F13             F          236,200.00         ZZ
                                         360        236,200.00          1
    102 MAGELLA COURT                  8.000          1,733.15         89
                                       7.750          1,733.15      268,000.00
    NORTH WALES      PA   19454          1            08/16/96         19
    112244606                            05           10/01/96         25
    112244606                            O            09/01/26
    0


    1520867          526/G01             F          325,600.00         ZZ
                                         360        324,078.40          1
    BLACKBERRY RIDGE ROAD              8.125          2,417.57         80
                                       7.875          2,417.57      407,000.00
    WILLISTON        VT   05495          1            03/26/96         00
    0430025064                           05           03/01/96          0
    0039641                              O            02/01/26
    0


    1520870          601/G01             F          281,000.00         ZZ
                                         360        280,829.77          1
    2214B POT SPRING ROAD              8.500          2,160.65         80
                                       8.250          2,160.65      355,000.00
    TIMONIUM         MD   21093          4            07/25/96         00
    0430014175                           05           09/01/96          0
    1054372                              O            08/01/26
    0


    1520879          696/G01             F          236,800.00         ZZ
                                         360        236,800.00          1
    12508 KNIGHTSBRIDGE COURT          8.875          1,884.09         80
                                       8.625          1,884.09      296,000.00
    POTOMAC          MD   20850          1            08/09/96         00
    0430015990                           05           10/01/96          0
    3264469                              O            09/01/26
    0


    1520880          776/G01             F          258,750.00         ZZ
                                         360        258,750.00          1
1


    19221 SOUTHEAST 25TH STREET        8.750          2,035.59         75
                                       8.500          2,035.59      345,000.00
    ISSAQUAH         WA   98029          1            08/12/96         00
    0430016808                           03           10/01/96          0
    5534612                              O            09/01/26
    0


    1520900          765/G01             F          315,000.00         ZZ
                                         360        315,000.00          1
    9869 EASTON DRIVE                  8.375          2,394.23         90
                                       8.125          2,394.23      350,000.00
    BEVERLY HILLS (  CA   90210          1            08/07/96         11
    0430021238                           05           10/01/96         25
    316770                               O            09/01/26
    0


    1520904          526/G01             F          250,000.00         ZZ
                                         360        249,840.58          1
    49 HUFF TERRACE                    8.250          1,878.17         59
                                       8.000          1,878.17      425,000.00
    MONTVALE         NJ   07645          1            07/23/96         00
    0430021782                           05           09/01/96          0
    110818                               O            08/01/26
    0


    1520910          B57/G01             F          356,000.00         ZZ
                                         360        356,000.00          1
    3907 DIXIE CANYON AVENUE           8.375          2,705.86         80
    SHERMAN OAKS AREA                  8.125          2,705.86      445,000.00
    LOS ANGELES      CA   91423          1            08/13/96         00
    0430017780                           05           10/01/96          0
    9611021                              O            09/01/26
    0


    1520914          685/G01             F          223,200.00         ZZ
                                         360        223,200.00          1
    16541 CHARLEYVILLE CIRCLE          8.500          1,716.21         80
                                       8.250          1,716.21      279,000.00
    HUNTINGTON BEAC  CA   92649          1            08/12/96         00
    0430016451                           05           10/01/96          0
    105299                               O            09/01/26
    0


    1520924          526/G01             F          310,800.00         ZZ
                                         360        310,611.71          1
    5460 CAMINITO EXQUISITO            8.500          2,389.79         90
                                       8.250          2,389.79      345,380.00
    SAN DIEGO        CA   92130          1            07/17/96         01
    0430023127                           03           09/01/96         17
1


    109989                               O            08/01/26
    0


    1520927          E22/G01             F          134,400.00         ZZ
                                         360        134,326.59          1
    202 HILLSBORO DRIVE                9.000          1,081.41         80
                                       8.750          1,081.41      168,000.00
    SILVER SPRING    MD   20902          1            08/02/96         00
    0410194666                           05           09/01/96          0
    410194666                            O            08/01/26
    0


    1520939          964/G01             F          373,600.00         ZZ
                                         360        373,600.00          1
    2 LEICESTER COURT                  8.500          2,872.66         80
                                       8.250          2,872.66      467,000.00
    LAGUNA NIGUEL    CA   92677          1            08/06/96         00
    0430013268                           03           10/01/96          0
    19408                                O            09/01/26
    0


    1520940          964/G01             F          289,950.00         ZZ
                                         360        289,950.00          1
    1542 GREAT HERON DRIVE             8.375          2,203.83         85
                                       8.125          2,203.83      341,150.00
    SANTA ROSA       CA   95409          1            08/01/96         10
    0430013318                           05           10/01/96         12
    19546                                O            09/01/26
    0


    1520941          964/G01             F          264,000.00         ZZ
                                         360        264,000.00          1
    423 FLOWER STREET                  8.500          2,029.93         80
                                       8.250          2,029.93      330,000.00
    COSTA MESA       CA   92627          1            08/07/96         00
    0430013276                           05           10/01/96          0
    19478                                O            09/01/26
    0


    1520943          956/G01             F          436,000.00         ZZ
                                         360        436,000.00          1
    564 ALCALDE COURT                  8.750          3,430.01         80
                                       8.500          3,430.01      545,000.00
    FREMONT          CA   94539          1            08/08/96         00
    0430023556                           05           10/01/96          0
    607314                               O            09/01/26
    0


1


    1520945          E57/G01             F          244,400.00         ZZ
                                         360        244,400.00          1
    19 CRESTVIEW                       8.750          1,922.70         80
                                       8.500          1,922.70      305,500.00
    ALISO VIEJO (AR  CA   92656          1            08/05/96         00
    0430016709                           03           10/01/96          0
    72492005211                          O            09/01/26
    0


    1520946          E57/G01             F          222,300.00         ZZ
                                         360        222,300.00          1
    2314 WEST ADAMS STREET             9.125          1,808.71         95
                                       8.875          1,808.71      234,000.00
    SANTA ANA        CA   92704          1            08/12/96         12
    0430022376                           05           10/01/96         25
    72872005218                          O            09/01/26
    0


    1520947          976/G01             F          242,000.00         ZZ
                                         360        242,000.00          1
    1038 LEANDRA LANE                  8.625          1,882.26         80
                                       8.375          1,882.26      303,000.00
    ARCADIA          CA   91006          1            08/01/96         00
    0430015743                           05           10/01/96          0
    280627                               O            09/01/26
    0


    1520949          964/G01             F          131,200.00         ZZ
                                         360        131,200.00          1
    5430 EAST DAGGETT STREET           8.750          1,032.15         80
                                       8.500          1,032.15      164,000.00
    LONG BEACH       CA   90815          1            08/01/96         00
    0430015289                           05           10/01/96          0
    19251                                O            09/01/26
    0


    1520950          776/G01             F          234,000.00         ZZ
                                         360        234,000.00          1
    225 BARBARA DRIVE                  8.375          1,778.57         80
                                       8.125          1,778.57      292,500.00
    LOS GATOS        CA   95032          1            08/12/96         00
    0430016493                           05           10/01/96          0
    6236584                              O            09/01/26
    0


    1520952          E91/G01             F          260,950.00         ZZ
                                         360        260,950.00          1
    23 MEADOWOOD                       8.500          2,006.48         90
                                       8.250          2,006.48      290,000.00
1


    LAS FLORES       CA   92688          1            08/06/96         04
    0430028340                           03           10/01/96         25
    1415101                              O            09/01/26
    0


    1520955          956/G01             F          152,000.00         ZZ
                                         360        152,000.00          1
    1154 OAKENGATE DRIVE               8.750          1,195.78         80
                                       8.500          1,195.78      190,000.00
    SAN DIMAS        CA   91773          1            07/30/96         00
    0430023614                           03           10/01/96          0
    607287                               O            09/01/26
    0


    1520958          731/G01             F          231,950.00         ZZ
                                         360        231,950.00          1
    3848 SIERRA MADRE COURT            8.125          1,722.22         80
                                       7.875          1,722.22      289,950.00
    SIMI VALLEY      CA   93063          1            08/12/96         00
    0430015925                           05           10/01/96          0
    4001149                              O            09/01/26
    0


    1520959          076/076             F          252,000.00         ZZ
                                         360        251,843.37          1
    23058 CALIFA STREET                8.375          1,915.38         80
                                       8.125          1,915.38      315,000.00
    LOS ANGELES      CA   91367          1            07/15/96         00
    6165992                              05           09/01/96          0
    6165992                              O            08/01/26
    0


    1520964          976/G01             F          209,000.00         ZZ
                                         360        208,897.19          1
    5116 COLONY DRIVE                  9.500          1,757.39         78
                                       9.250          1,757.39      268,500.00
    CAMARILLO        CA   93012          2            07/09/96         00
    0430017186                           03           09/01/96          0
    229705                               O            08/01/26
    0


    1520986          570/570             F          199,500.00         ZZ
                                         360        199,500.00          1
    2313 ATTAWAY WALK                  8.875          1,587.31         75
                                       8.625          1,587.31      266,000.00
    ATLANTA          GA   30319          2            08/08/96         00
    5851944                              05           10/01/96          0
    5851944                              O            09/01/26
    0
1




    1520990          076/076             F          320,000.00         ZZ
                                         240        318,991.57          1
    2515 PINE TREE ROAD                8.625          2,802.41         80
                                       8.375          2,802.41      400,000.00
    CUTCHOGUE        NY   11935          1            06/06/96         00
    19615160                             05           08/01/96          0
    19615160                             O            07/01/16
    0


    1520994          076/076             F          300,000.00         ZZ
                                         360        299,653.52          1
    1901 BOLSOVER ROAD                 8.750          2,360.11         80
                                       8.500          2,360.11      375,000.00
    HOUSTON          TX   77005          1            06/27/96         00
    9601835                              05           08/01/96          0
    9601835                              O            07/01/26
    0


    1520998          757/757             F          207,000.00         ZZ
                                         348        207,000.00          1
    2760 CAMP BRANCH ROAD              8.375          1,585.65         38
                                       8.125          1,585.65      550,000.00
    BUFORD           GA   30518          1            08/16/96         00
    2585230                              05           10/01/96          0
    2585230                              O            09/01/25
    0


    1521003          E22/G01             F          117,800.00         ZZ
                                         360        117,735.65          1
    22907 WALDERFORD DRIVE             9.000            947.85         95
                                       8.750            947.85      124,000.00
    KATY             TX   77450          1            07/31/96         12
    0410212708                           03           09/01/96         30
    410212708                            O            08/01/26
    0


    1521006          076/076             F          301,500.00         ZZ
                                         360        301,151.81          1
    1210 VIA DONNA                     8.750          2,371.90         90
                                       8.500          2,371.90      335,000.00
    PALM SPRINGS     CA   92262          1            06/26/96         01
    91003826                             05           08/01/96         25
    91003826                             O            07/01/26
    0


    1521007          076/076             F          223,900.00         ZZ
                                         360        223,771.18          1
1


    22221 284TH AVENUE SOUTHEAST       8.750          1,761.42         80
                                       8.500          1,761.42      279,900.00
    MAPLE VALLEY     WA   98038          1            07/16/96         00
    6102562                              05           09/01/96          0
    6102562                              O            08/01/26
    0


    1521010          076/076             F          211,500.00         ZZ
                                         360        211,279.86          1
    2745 WYNSUM AVENUE                 9.250          1,739.96         90
                                       9.000          1,739.96      235,000.00
    MERRICK          NY   11566          1            07/01/96         04
    6143732                              05           08/01/96         25
    6143732                              O            07/01/26
    0


    1521012          076/076             F          495,900.00         ZZ
                                         360        495,591.77          1
    20777 GREENLEAF DRIVE              8.375          3,769.20         80
                                       8.125          3,769.20      619,900.00
    CUPERTINO        CA   95014          1            07/08/96         00
    6095242                              05           09/01/96          0
    6095242                              O            08/01/26
    0


    1521014          076/076             F          408,450.00         ZZ
                                         360        407,940.47          1
    513 HARLOW DRIVE                   8.375          3,104.52         80
                                       8.125          3,104.52      510,590.00
    FAYETTEVILLE     NC   28314          1            06/28/96         00
    5626612                              05           08/01/96          0
    5626612                              O            07/01/26
    0


    1521016          076/076             F          261,250.00         ZZ
                                         360        260,907.04          1
    2806 MOORES VALLEY DRIVE           8.125          1,939.78         95
                                       7.875          1,939.78      275,000.00
    BALTIMORE        MD   21209          1            06/21/96         10
    1936164002                           05           08/01/96         30
    1936164002                           O            07/01/26
    0


    1521018          076/076             F          256,500.00         ZZ
                                         360        256,218.73          1
    9845 NORTH 87TH WAY                9.000          2,063.86         90
                                       8.750          2,063.86      285,000.00
    SCOTTSDALE       AZ   85258          1            06/25/96         14
    1040994                              03           08/01/96         25
1


    1040994                              O            07/01/26
    0


    1521020          076/076             F          569,500.00         ZZ
                                         360        569,154.99          1
    15470 THORNTREE RUN                8.500          4,378.97         85
                                       8.250          4,378.97      670,000.00
    ALPHARETTA       GA   30201          1            07/17/96         10
    7048106                              05           09/01/96         25
    7048106                              O            08/01/26
    0


    1521023          076/076             F          220,500.00         ZZ
                                         360        220,355.76          1
    3762 FIRST AVENUE                  8.125          1,637.21         90
                                       7.875          1,637.21      245,000.00
    SAN DIEGO        CA   92103          1            07/23/96         14
    17049401                             05           09/01/96         25
    17049401                             O            08/01/26
    0


    1521046          E22/G01             F          118,400.00         ZZ
                                         360        118,400.00          1
    927 SOUTH FAIRFIELD                8.250            889.50         80
                                       8.000            889.50      148,000.00
    LOMBARD          IL   60148          2            08/06/96         00
    0410203301                           05           10/01/96          0
    410203301                            O            09/01/26
    0


    1521055          624/G01             F          325,000.00         ZZ
                                         360        325,000.00          1
    2140 EAST PARLEYS TERRACE          9.125          2,644.31         75
                                       8.875          2,644.31      437,000.00
    SALT LAKE CITY   UT   84109          5            08/26/96         00
    0430025429                           05           10/01/96          0
    65027960186                          O            09/01/26
    0


    1521070          964/G01             F          145,200.00         ZZ
                                         360        145,200.00          1
    6965 WILDING PLACE                 8.500          1,116.46         80
                                       8.250          1,116.46      181,500.00
    RIVERSIDE        CA   92506          1            08/12/96         00
    0430013839                           05           10/01/96          0
    19444                                O            09/01/26
    0


1


    1521072          077/077             F          291,200.00         ZZ
                                         360        291,200.00          1
    51884 QUAIL VALLEY DR              8.500          2,239.08         80
                                       8.250          2,239.08      364,000.00
    GRANGER          IN   46530          1            08/09/96         00
    423131                               05           10/01/96          0
    423131                               O            09/01/26
    0


    1521079          696/G01             F          320,000.00         ZZ
                                         360        320,000.00          1
    8514 LEWINSVILLE ROAD              9.000          2,574.79         80
                                       8.750          2,574.79      400,000.00
    MCLEAN           VA   22102          1            08/13/96         00
    0430014704                           05           10/01/96          0
    4028101                              O            09/01/26
    0


    1521082          076/076             F          300,000.00         ZZ
                                         360        299,822.88          1
    430 GLENADA LANE                   8.625          2,333.37         80
                                       8.375          2,333.37      375,000.00
    SANTA CRUZ       CA   95062          2            07/12/96         00
    17045693                             05           09/01/96          0
    17045693                             O            08/01/26
    0


    1521087          163/G01             F          250,400.00         ZZ
                                         360        250,400.00          1
    3133 SW LURADEL STREET             8.375          1,903.22         89
                                       8.125          1,903.22      281,350.00
    PORTLAND         OR   97219          1            07/29/96         14
    0430014324                           05           10/01/96         25
    215401799                            O            09/01/26
    0


    1521088          076/076             F          324,000.00         ZZ
                                         360        323,793.40          1
    1353 RIMER DRIVE                   8.250          2,434.10         80
                                       8.000          2,434.10      405,000.00
    MORAGA           CA   94556          1            07/10/96         00
    5645062                              05           09/01/96          0
    5645062                              O            08/01/26
    0


    1521091          076/076             F          249,000.00         ZZ
                                         360        248,837.12          1
    39 PHEASANT WOOD ROAD              8.125          1,848.82         88
                                       7.875          1,848.82      284,000.00
1


    SHARON           MA   02067          1            07/08/96         14
    5649022                              05           09/01/96         25
    5649022                              O            08/01/26
    0


    1521093          076/076             F          296,000.00         ZZ
                                         360        295,601.44          1
    11405 HAVENNER ROAD                8.000          2,171.95         80
                                       7.750          2,171.95      370,000.00
    FAIRFAX STATION  VA   22039          1            06/27/96         00
    5901052                              03           08/01/96          0
    5901052                              O            07/01/26
    0


    1521095          076/076             F          274,000.00         ZZ
                                         360        273,498.50          1
    8797 RIDGE PONDS CIRCLE            8.500          2,106.82         80
                                       8.250          2,106.82      343,000.00
    VICTORIA         MN   55386          1            05/30/96         00
    5603982                              05           07/01/96          0
    5603982                              O            06/01/26
    0


    1521096          076/076             F          324,000.00         ZZ
                                         360        323,818.36          1
    1120 CARLYLE COURT                 8.875          2,577.89         80
                                       8.625          2,577.89      405,000.00
    ARLINGTON HEIGH  IL   60004          1            07/18/96         00
    5609802                              05           09/01/96          0
    5609802                              O            08/01/26
    0


    1521098          076/076             F          271,200.00         ZZ
                                         360        271,031.43          1
    20 MONUMENT STREET                 8.375          2,061.32         80
                                       8.125          2,061.32      339,000.00
    WENHAM           MA   01984          1            07/12/96         00
    5283652                              05           09/01/96          0
    5283652                              O            08/01/26
    0


    1521102          076/076             F          432,000.00         ZZ
                                         360        431,216.13          1
    205 MADERA LANE                    8.625          3,360.05         80
                                       8.375          3,360.05      540,000.00
    CHAPEL HILL      NC   27514          1            06/21/96         00
    5558452                              03           08/01/96          0
    5558452                              O            07/01/26
    0
1




    1521114          698/698             F          346,400.00         ZZ
                                         360        346,400.00          1
    1901 WEEPAH WAY                    9.250          2,849.75         80
                                       9.000          2,849.75      433,000.00
    LOS ANGELES      CA   90046          1            08/13/96         00
    20852484                             05           10/01/96          0
    20852484                             O            09/01/26
    0


    1521115          696/G01             F          220,000.00         ZZ
                                         360        219,876.66          1
    8610 BUCKHANNON DRIVE              8.875          1,750.42         80
                                       8.625          1,750.42      275,000.00
    POTOMAC          MD   20854          1            07/30/96         00
    0430015719                           05           09/01/96          0
    6010700                              O            08/01/26
    0


    1521117          696/728             F          248,000.00         ZZ
                                         360        247,837.78          1
    15468 MEHERRIN DRIVE               8.125          1,841.39         80
                                       7.875          1,841.39      310,000.00
    CENTREVILLE      VA   22020          1            07/26/96         00
    0380504796                           05           09/01/96          0
    2178115                              O            08/01/26
    0


    1521122          964/G01             F          328,000.00         ZZ
                                         360        328,000.00          1
    4 ROLLING BROOK                    8.750          2,580.38         80
                                       8.500          2,580.38      410,000.00
    IRVINE           CA   92715          1            08/05/96         00
    0430013789                           05           10/01/96          0
    19416                                O            09/01/26
    0


    1521129          163/G01             F          269,100.00         ZZ
                                         360        268,928.40          1
    3714 241ST CT                      8.250          2,021.66         90
                                       8.000          2,021.66      299,000.00
    ISSAQUAH         WA   98027          1            07/19/96         14
    0430014357                           03           09/01/96         25
    215400304                            O            08/01/26
    0


    1521136          354/354             F          255,200.00         ZZ
                                         360        255,200.00          1
1


    115 JACKSON OAKS DRIVE             8.375          1,939.70         80
                                       8.125          1,939.70      319,000.00
    LAKE JACKSON     TX   77566          1            08/07/96         00
    20311346                             05           10/01/96          0
    20311346                             O            09/01/26
    0


    1521137          354/354             F          223,400.00         ZZ
                                         360        223,257.55          1
    830 KENNETH PL. SE                 8.250          1,678.33         89
                                       8.000          1,678.33      251,550.00
    LEESBURG         VA   20175          1            07/26/96         12
    20416004                             05           09/01/96         25
    20416004                             O            08/01/26
    0


    1521138          354/354             F          245,250.00         ZZ
                                         360        245,089.57          1
    6540 TALMADGE COURT                8.125          1,820.98         90
                                       7.875          1,820.98      272,515.00
    SUWANEE          GA   30174          1            08/03/96         11
    20425864                             03           09/01/96         25
    20425864                             O            08/01/26
    0


    1521140          354/354             F          243,000.00         ZZ
                                         360        242,860.20          1
    1419 THOMAS ROAD                   8.750          1,911.68         90
                                       8.500          1,911.68      270,000.00
    WHEATON          IL   60187          1            07/31/96         11
    20435004                             05           09/01/96         25
    20435004                             O            08/01/26
    0


    1521141          354/354             F          227,750.00         ZZ
                                         360        227,625.59          1
    6 LAUREL HILL RD                   9.000          1,832.53         73
                                       8.750          1,832.53      315,000.00
    RIDGEFIELD       CT   06877          1            08/01/96         00
    20440558                             05           09/01/96          0
    20440558                             O            08/01/26
    0


    1521142          354/354             F          350,000.00         ZZ
                                         360        349,574.43          1
    410 CREEKSIDE COURT                8.500          2,691.20         79
                                       8.250          2,691.20      443,260.00
    LEAGUE CITY      TX   77573          1            06/14/96         00
    20464145                             03           08/01/96          0
1


    20464145                             O            07/01/26
    0


    1521143          354/354             F          328,000.00         ZZ
                                         360        327,801.29          1
    6290  GRAND OAKS WA                8.500          2,522.04         80
                                       8.250          2,522.04      410,058.00
    SAN JOSE         CA   95135          1            07/01/96         00
    20464541                             05           09/01/96          0
    20464541                             O            08/01/26
    0


    1521144          354/354             F          350,000.00         ZZ
                                         360        349,787.97          1
    10121 ELENA DRIVE                  8.500          2,691.20         80
                                       8.250          2,691.20      437,500.00
    ALBUQUERQUE      NM   87122          2            07/19/96         00
    20467510                             05           09/01/96          0
    20467510                             O            08/01/26
    0


    1521145          354/354             F          284,000.00         ZZ
                                         360        283,844.87          1
    3712 RANCHVIEW COURT               9.000          2,285.13         80
                                       8.750          2,285.13      355,000.00
    RENO             NV   89509          2            07/31/96         00
    20468054                             03           09/01/96          0
    20468054                             O            08/01/26
    0


    1521146          354/354             F          267,750.00         ZZ
                                         360        267,607.51          1
    205 HARITAGE DRIVE                 9.125          2,178.51         75
                                       8.875          2,178.51      357,000.00
    ROSELLE          IL   60172          1            07/31/96         00
    20472007                             05           09/01/96          0
    20472007                             O            08/01/26
    0


    1521147          354/354             F          240,000.00         ZZ
                                         360        239,861.91          1
    4528 14TH STREET                   8.750          1,888.09         69
                                       8.500          1,888.09      350,000.00
    GREELEY          CO   80634          1            07/26/96         00
    20472437                             03           09/01/96          0
    20472437                             O            08/01/26
    0


1


    1521149          354/354             F          423,700.00         ZZ
                                         360        423,184.81          1
    206 EAGLES LANDING WAY             8.500          3,257.89         80
                                       8.250          3,257.89      529,640.00
    MCDONOUGH        GA   30253          1            06/21/96         00
    20482576                             03           08/01/96          0
    20482576                             O            07/01/26
    0


    1521150          354/354             F          295,000.00         ZZ
                                         360        294,811.89          1
    6107 NORMANDY COURT                8.250          2,216.24         70
                                       8.000          2,216.24      425,000.00
    FORT COLLINS     CO   80525          1            07/31/96         00
    20493425                             03           09/01/96          0
    20493425                             O            08/01/26
    0


    1521151          354/354             F          234,100.00         ZZ
                                         360        234,100.00          1
    15960 PINE STRAND COURT            8.125          1,738.19         90
                                       7.875          1,738.19      260,214.00
    WELLINGTON       FL   33414          1            08/02/96         14
    20495164                             03           10/01/96         25
    20495164                             O            09/01/26
    0


    1521152          354/354             F          525,600.00         ZZ
                                         360        525,281.59          1
    3418 GEORGETOWN STREET             8.500          4,041.41         80
                                       8.250          4,041.41      657,000.00
    HOUSTON          TX   77005          1            07/18/96         00
    20497376                             05           09/01/96          0
    20497376                             O            08/01/26
    0


    1521153          354/354             F          230,500.00         ZZ
                                         360        230,380.50          1
    8221 WESTLAWN AVENUE               9.250          1,896.27         57
                                       9.000          1,896.27      410,000.00
    LOS ANGELES      CA   90045          2            07/24/96         00
    20500070                             05           09/01/96          0
    20500070                             O            08/01/26
    0


    1521154          354/354             F          269,500.00         ZZ
                                         360        269,340.88          1
    410 FOX LANE                       8.625          2,096.14         70
                                       8.375          2,096.14      385,000.00
1


    WORTHINGTON      OH   43085          1            07/31/96         00
    20502613                             05           09/01/96          0
    20502613                             O            08/01/26
    0


    1521155          354/354             F          223,700.00         ZZ
                                         360        223,557.36          1
    502 AYRLEE AVENUE NW               8.250          1,680.58         90
                                       8.000          1,680.58      248,580.00
    LEESBURG         VA   20176          1            07/30/96         12
    20503934                             03           09/01/96         25
    20503934                             O            08/01/26
    0


    1521157          354/354             F          359,000.00         ZZ
                                         360        358,803.90          1
    470 WASHINGTON                     9.000          2,888.60         80
                                       8.750          2,888.60      450,000.00
    GROSSE POINTE    MI   48230          1            07/22/96         00
    20505855                             05           09/01/96          0
    20505855                             O            08/01/26
    0


    1521158          354/354             F          392,000.00         ZZ
                                         360        391,774.46          1
    5144 BELLERIVE DRIVE               8.750          3,083.87         80
                                       8.500          3,083.87      490,000.00
    DALLAS           TX   75287          1            07/15/96         00
    20506804                             05           09/01/96          0
    20506804                             O            08/01/26
    0


    1521159          354/354             F          235,850.00         ZZ
                                         360        235,687.69          1
    12704 HALYARD PLACE                7.875          1,710.08         80
                                       7.625          1,710.08      294,865.00
    FORT WASHINGTON  MD   20744          1            07/25/96         00
    20510004                             05           09/01/96          0
    20510004                             O            08/01/26
    0


    1521160          354/354             F          239,400.00         ZZ
                                         360        239,258.66          1
    5315 AVENDIA CUESTA N.E.           8.625          1,862.03         90
                                       8.375          1,862.03      266,000.00
    ALBURQUERQUE     NM   87111          1            07/12/96         10
    20510384                             05           09/01/96         25
    20510384                             O            08/01/26
    0
1




    1521161          354/354             F          240,600.00         BB
                                         360        240,468.57          1
    284 OAKWOOD CIRCLE                 9.000          1,935.93         90
                                       8.750          1,935.93      267,367.00
    MARTINEZ         CA   94553          1            07/19/96         04
    20513339                             03           09/01/96         25
    20513339                             O            08/01/26
    0


    1521162          354/354             F          335,200.00         ZZ
                                         360        335,012.07          1
    19150 BRETON PLACE                 8.875          2,667.01         80
                                       8.625          2,667.01      419,000.00
    MONUMENT         CO   80132          1            08/01/96         00
    20515524                             03           09/01/96          0
    20515524                             O            08/01/26
    0


    1521163          354/354             F          300,000.00         ZZ
                                         360        300,000.00          1
    6714 PEMBERTON DRIVE               8.625          2,333.37         66
                                       8.375          2,333.37      460,000.00
    DALLAS           TX   75214          1            08/09/96         00
    20516720                             05           10/01/96          0
    20516720                             O            09/01/26
    0


    1521164          354/354             F          302,700.00         ZZ
                                         360        302,534.66          1
    1 N 840 KILLARNEY LANE             9.000          2,435.59         80
                                       8.750          2,435.59      378,407.00
    ELBURN           IL   60119          1            07/31/96         00
    20517025                             05           09/01/96          0
    20517025                             O            08/01/26
    0


    1521165          354/354             F          556,000.00         ZZ
                                         360        555,671.73          1
    2704 OVERHILL ROAD                 8.625          4,324.52         77
                                       8.375          4,324.52      725,000.00
    MOUNTAIN BROOK   AL   35223          2            07/23/96         00
    20522777                             05           09/01/96          0
    20522777                             O            08/01/26
    0


    1521166          354/354             F          227,000.00         ZZ
                                         360        226,855.25          1
1


    9327 BRANDON ST                    8.250          1,705.38         95
                                       8.000          1,705.38      239,025.00
    MANASSAS PARK    VA   22111          1            07/31/96         12
    20523080                             03           09/01/96         30
    20523080                             O            08/01/26
    0


    1521167          354/354             F          229,900.00         ZZ
                                         360        229,774.42          1
    1121 BEECH STREET                  9.000          1,849.83         95
                                       8.750          1,849.83      242,000.00
    SOUTH PASADENA   CA   91030          1            07/22/96         10
    20523445                             05           09/01/96         30
    20523445                             O            08/01/26
    0


    1521168          354/354             F          355,000.00         ZZ
                                         360        354,790.40          1
    3151 SPRINGMEADOW DRIVE            8.625          2,761.16         90
                                       8.375          2,761.16      395,000.00
    COLORADO SPRING  CO   80906          1            07/31/96         12
    20526992                             05           09/01/96         25
    20526992                             O            08/01/26
    0


    1521169          354/354             F          354,900.00         ZZ
                                         360        354,685.00          1
    9883 WILD CROCUS CIRCLE            8.500          2,728.88         79
                                       8.250          2,728.88      454,900.00
    FRANKTOWN        CO   80134          1            07/31/96         00
    20527982                             05           09/01/96          0
    20527982                             O            08/01/26
    0


    1521170          354/354             F          279,000.00         ZZ
                                         360        278,843.59          1
    2907 STRAWBERRY                    8.875          2,219.85         90
                                       8.625          2,219.85      310,000.00
    TROY             MI   48098          1            07/26/96         14
    20534715                             05           09/01/96         25
    20534715                             O            08/01/26
    0


    1521171          354/354             F          265,000.00         ZZ
                                         360        265,000.00          1
    5315 LAKE FOREST BLVD              8.625          2,061.14         74
                                       8.375          2,061.14      361,889.00
    BRIGHTON         MI   48116          1            08/02/96         00
    20534764                             05           10/01/96          0
1


    20534764                             O            09/01/26
    0


    1521172          354/354             F          281,000.00         ZZ
                                         360        281,000.00          1
    C319 WILD TURKEY DRIVE             8.375          2,135.81         80
                                       8.125          2,135.81      352,600.00
    BOERNE           TX   78006          2            08/08/96         00
    24241390                             03           10/01/96          0
    24241390                             O            09/01/26
    0


    1521174          354/354             F          358,500.00         ZZ
                                         360        358,500.00          1
    55861 CONGRESSIONAL                8.875          2,852.39         88
                                       8.625          2,852.39      410,000.00
    LA QUINTA        CA   92253          2            08/07/96         11
    24615379                             01           10/01/96         25
    24615379                             O            09/01/26
    0


    1521177          354/354             F          259,200.00         ZZ
                                         360        259,200.00          1
    910 BROOKLINE WAY                  8.125          1,924.56         90
                                       7.875          1,924.56      288,000.00
    ALPHARETTA       GA   30202          1            08/15/96         10
    24624900                             03           10/01/96         25
    24624900                             O            09/01/26
    0


    1521179          354/354             F          400,000.00         ZZ
                                         360        400,000.00          1
    8 BROADLEAF                        8.625          3,111.16         90
                                       8.375          3,111.16      445,259.00
    IRVINE           CA   92715          1            08/05/96         14
    24639510                             05           10/01/96         25
    24639510                             O            09/01/26
    0


    1521180          354/354             F          229,449.00         ZZ
                                         360        229,291.09          1
    9411 BELMONT LN                    7.875          1,663.67         80
                                       7.625          1,663.67      286,812.00
    MARVIN           NC   28173          1            08/05/96         00
    24641342                             03           09/01/96          0
    24641342                             O            08/01/26
    0


1


    1521182          354/354             F          380,000.00         ZZ
                                         360        380,000.00          1
    1549 YORK PLACE                    8.750          2,989.47         80
                                       8.500          2,989.47      475,000.00
    BURLINGTON       NC   27215          4            08/08/96         00
    24645442                             05           10/01/96          0
    24645442                             O            09/01/26
    0


    1521185          354/354             F          306,000.00         ZZ
                                         360        306,000.00          1
    314 BEECH AVENUE                   7.875          2,218.72         90
                                       7.625          2,218.72      340,000.00
    CINCINNATI       OH   45215          1            08/15/96         14
    24672859                             05           10/01/96         25
    24672859                             O            09/01/26
    0


    1521186          354/354             F          348,000.00         ZZ
                                         360        348,000.00          1
    2526 PARK OAK DRIVE                8.875          2,768.85         80
                                       8.625          2,768.85      435,000.00
    LOS ANGELES      CA   90068          1            08/01/96         00
    24673444                             05           10/01/96          0
    24673444                             O            09/01/26
    0


    1521187          354/354             F          249,000.00         ZZ
                                         360        249,000.00          1
    4509 E. COLORADO STREET            8.875          1,981.16         72
                                       8.625          1,981.16      349,000.00
    LONG BEACH       CA   90814          1            08/05/96         00
    24679995                             01           10/01/96          0
    24679995                             O            09/01/26
    0


    1521193          163/G01             F          268,150.00         ZZ
                                         360        267,987.56          1
    148 LUDLOWE ROAD                   8.500          2,061.84         85
                                       8.250          2,061.84      315,500.00
    FAIRFIELD        CT   06430          1            08/01/96         14
    0430014662                           05           09/01/96         12
    215351440                            O            08/01/26
    0


    1521197          562/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
    300 RECTOR PLACE                   9.250          2,073.15         90
    UNIT 5Q                            9.000          2,073.15      280,000.00
1


    NEW YORK         NY   10280          1            08/20/96         14
    0430023937                           06           10/01/96         25
    519777                               O            09/01/26
    0


    1521209          163/G01             F          350,000.00         ZZ
                                         360        349,776.81          1
    315 BRANCH OAK WAY                 8.250          2,629.44         71
                                       8.000          2,629.44      499,000.00
    SAN ANTONIO      TX   78230          1            07/08/96         00
    0430014654                           03           09/01/96          0
    56125322                             O            08/01/26
    0


    1521215          163/G01             F          360,000.00         ZZ
                                         360        359,781.91          1
    6511 CENTRE PLACE CIRCLE           8.500          2,768.09         80
                                       8.250          2,768.09      450,000.00
    SPRING           TX   77379          1            07/26/96         00
    0430014498                           03           09/01/96          0
    215409214                            O            08/01/26
    0


    1521216          757/757             F          160,000.00         ZZ
                                         354        160,000.00          1
    1330 WOODLAND LAKE DRIVE           8.250          1,206.73         50
                                       8.000          1,206.73      326,360.00
    SNELLVILLE       GA   30278          1            08/19/96         00
    2737385                              03           10/01/96          0
    2737385                              O            03/01/26
    0


    1521220          163/G01             F          288,800.00         ZZ
                                         360        288,625.05          1
    6 DEERBERRY COURT                  8.500          2,220.62         64
                                       8.250          2,220.62      453,000.00
    THE WOODLANDS    TX   77380          2            07/30/96         00
    0430014522                           03           09/01/96          0
    215411442                            O            08/01/26
    0


    1521221          369/G01             F          225,000.00         ZZ
                                         360        225,000.00          1
    3104 LEGENDS CIRCLE                8.625          1,750.03         59
                                       8.375          1,750.03      384,203.00
    LAKELAND         FL   33803          1            08/09/96         00
    0430015396                           03           10/01/96          0
    49784937                             O            09/01/26
    0
1




    1521223          163/G01             F          290,000.00         ZZ
                                         360        289,656.34          1
    5254 REDMAN ROAD                   8.625          2,255.59         75
                                       8.375          2,255.59      386,750.00
    LAS CRUCES       NM   88011          2            06/21/96         00
    0430014555                           05           08/01/96          0
    56089316                             O            07/01/26
    0


    1521225          E22/G01             F          132,000.00         ZZ
                                         360        132,000.00          1
    152 BAYVIEW CIRCLE                 9.250          1,085.93         80
                                       9.000          1,085.93      165,000.00
    SAN FRANCISCO    CA   94124          2            08/05/96         00
    0410152763                           09           10/01/96          0
    410152763                            O            09/01/26
    0


    1521233          208/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
    807 APODACA HILL                   8.125          3,712.49         66
                                       7.875          3,712.49      763,000.00
    SANTA FE         NM   87501          1            08/16/96         00
    0430016931                           05           10/01/96          0
    34023                                O            09/01/26
    0


    1521234          776/G01             F          116,900.00         ZZ
                                         360        116,900.00          1
    2447 PIONEER ROAD                  8.750            919.65         60
                                       8.500            919.65      194,900.00
    TALENT           OR   97540          1            08/13/96         00
    0430021352                           05           10/01/96          0
    5035385                              O            09/01/26
    0


    1521240          731/G01             F          290,000.00         ZZ
                                         360        290,000.00          1
    4520 CAMPOBELLO STREET             8.375          2,204.21         80
                                       8.125          2,204.21      362,500.00
    SAN DIEGO        CA   92130          1            08/13/96         00
    0430025965                           05           10/01/96          0
    411612176                            O            09/01/26
    0


    1521242          668/G01             F          246,400.00         ZZ
                                         360        246,258.24          1
1


    707-725 WINGFIELD ROAD             8.750          1,938.43         78
                                       8.500          1,938.43      318,000.00
    JANESVILLE       CA   96114          2            07/23/96         00
    0430018176                           05           09/01/96          0
    6836746                              O            08/01/26
    0


    1521245          765/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    30846 VIA LA CRESTA                8.375          2,660.26         53
                                       8.125          2,660.26      671,250.00
    RANCHO VERDES    CA   90275          1            08/02/96         00
    0430025791                           05           10/01/96          0
    316624                               O            09/01/26
    0


    1521248          961/G01             F          225,350.00         ZZ
                                         360        225,350.00          1
    2435 SANTA FE AVENUE               8.625          1,752.75         75
                                       8.375          1,752.75      300,500.00
    TORRANCE         CA   90501          1            08/12/96         00
    0430017350                           05           10/01/96          0
    09109082                             O            09/01/26
    0


    1521249          698/698             F          177,600.00         ZZ
                                         360        177,600.00          1
    8342 EAST IRONWOOD AVENUE          8.875          1,413.07         80
                                       8.625          1,413.07      222,000.00
    ORANGE           CA   92869          1            08/05/96         00
    7403341                              05           10/01/96          0
    7403341                              O            09/01/26
    0


    1521251          B74/G01             F          380,000.00         ZZ
                                         360        380,000.00          1
    29 HOAWAA WAY                      8.875          3,023.45         80
                                       8.625          3,023.45      475,000.00
    KIHEI            HI   96753          1            08/09/96         00
    0430017434                           05           10/01/96          0
    962934                               O            09/01/26
    0


    1521252          B74/G01             F          142,800.00         ZZ
                                         360        142,800.00          1
    1132  PIMA AVENUE                  8.625          1,110.68         80
                                       8.375          1,110.68      178,500.00
    WEST COVINA      CA   91790          1            08/09/96         00
    0430017095                           05           10/01/96          0
1


    926805                               O            09/01/26
    0


    1521256          814/G01             F           99,700.00         ZZ
                                         360         99,700.00          1
    914 55TH STREET                    9.000            802.21         80
                                       8.750            802.21      126,000.00
    OAKLAND          CA   94608          2            08/13/96         00
    0430017376                           05           10/01/96          0
    809608055                            O            09/01/26
    0


    1521313          526/G01             F          356,250.00         ZZ
                                         360        356,070.09          1
    2044 TRUMBULL TERRACE N.W.         9.375          2,963.11         75
                                       9.125          2,963.11      475,000.00
    WASHINGTON       DC   20011          2            07/26/96         00
    0430014480                           05           09/01/96          0
    0137987                              O            08/01/26
    0


    1521321          163/G01             F          267,500.00         ZZ
                                         360        267,166.32          1
    1640 PALISADES DRIVE               8.375          2,033.19         90
                                       8.125          2,033.19      297,500.00
    APPLETON         WI   54915          1            06/04/96         04
    0430014571                           05           08/01/96         25
    UNKNOWN                              O            07/01/26
    0


    1521322          163/G01             F          224,000.00         ZZ
                                         360        223,867.75          1
    2218 BOXMERE ROAD                  8.625          1,742.25         70
                                       8.375          1,742.25      320,000.00
    LUTHERVILLE      MD   21093          1            07/29/96         00
    0430014258                           05           09/01/96          0
    371068643                            O            08/01/26
    0


    1521325          163/G01             F          247,000.00         ZZ
                                         360        246,842.50          1
    17216 SE ROYER ROAD                8.250          1,855.63         78
                                       8.000          1,855.63      320,000.00
    CLACKAMAS        OR   97015          2            07/22/96         00
    0430014233                           05           09/01/96          0
    215397401                            O            08/01/26
    0


1


    1521327          163/G01             F          261,000.00         ZZ
                                         360        260,845.91          1
    15872 BIG SPRINGS WAY              8.625          2,030.03         90
                                       8.375          2,030.03      290,000.00
    SAN DIEGO        CA   92127          1            07/02/96         14
    0430014290                           03           09/01/96         25
    1525360433                           O            08/01/26
    0


    1521328          163/G01             F          268,000.00         ZZ
                                         360        267,829.10          1
    4330 DABKOWSKI DRIVE               8.250          2,013.40         80
                                       8.000          2,013.40      335,000.00
    MILLERS          MD   21107          2            07/25/96         00
    0430014274                           05           09/01/96          0
    960159CP                             O            08/01/26
    0


    1521330          163/G01             F          356,000.00         ZZ
                                         360        355,778.72          1
    3828 ARNOLD STREET                 8.375          2,705.86         80
                                       8.125          2,705.86      445,000.00
    HOUSTON          TX   77005          1            08/01/96         00
    0430014449                           05           09/01/96          0
    372589969                            O            08/01/26
    0


    1521334          163/G01             F          393,950.00         ZZ
                                         360        393,705.14          1
    2312 MORENO DRIVE                  8.375          2,994.30         90
                                       8.125          2,994.30      437,750.00
    LOS ANGELES      CA   90039          1            07/16/96         14
    0430014399                           05           09/01/96         25
    31534526                             O            08/01/26
    0


    1521453          354/354             F          270,000.00         ZZ
                                         360        269,836.43          1
    10207 WILDBRACKEN COURT            8.500          2,076.07         80
                                       8.250          2,076.07      338,500.00
    CHARLOTTE        NC   28210          1            07/12/96         00
    24570053                             03           09/01/96          0
    24570053                             O            08/01/26
    0


    1521454          696/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
    12745 MILLTOWN ROAD                8.875          2,005.03         90
                                       8.625          2,005.03      280,000.00
1


    LOVETTSVILLE     VA   20180          1            08/16/96         14
    0430014621                           05           10/01/96         25
    8008246                              O            09/01/26
    0


    1521458          668/G01             F          280,000.00         ZZ
                                         360        280,000.00          1
    1840 EAST CASTLEBROOK DRIVE        8.500          2,152.96         80
                                       8.250          2,152.96      350,000.00
    FRESNO           CA   93720          2            07/29/96         00
    0430022004                           03           10/01/96          0
    6817308                              O            09/01/26
    0


    1521465          685/G01             F          192,350.00         ZZ
                                         360        192,350.00          1
    2555 TIMBER CREEK TRAIL            8.375          1,462.00         80
                                       8.125          1,462.00      240,463.00
    OXNARD           CA   93030          1            08/15/96         00
    0430016071                           05           10/01/96          0
    105262                               O            09/01/26
    0


    1521466          559/G01             F          251,850.00         ZZ
                                         360        251,850.00          1
    594 AZEVEDO COMMON                 8.625          1,958.87         65
                                       8.375          1,958.87      387,500.00
    FREMONT          CA   94539          1            08/09/96         00
    0430019182                           03           10/01/96          0
    5370143                              O            09/01/26
    0


    1521469          927/G01             F          246,950.00         ZZ
                                         360        246,950.00          1
    8905 LAS MONTANAS AVENUE           8.625          1,920.76         95
                                       8.375          1,920.76      259,950.00
    LAS VEGAS        NV   89117          1            08/06/96         04
    0430019315                           05           10/01/96         30
    280636                               O            09/01/26
    0


    1521476          E19/G01             F          605,000.00         ZZ
                                         360        605,000.00          1
    2828 BENTLEY WAY                   8.250          4,545.17         80
                                       8.000          4,545.17      760,000.00
    DIAMOND BAR      CA   91765          2            08/13/96         00
    0430022210                           05           10/01/96          0
    10872                                O            09/01/26
    0
1




    1521478          E19/G01             F          520,000.00         ZZ
                                         360        520,000.00          1
    23443 COPACABANA STREET            8.000          3,815.58         62
                                       7.750          3,815.58      850,000.00
    MALIBU           CA   90265          2            08/09/96         00
    0430022202                           05           10/01/96          0
    10319                                O            09/01/26
    0


    1521481          776/G01             F          460,000.00         ZZ
                                         360        460,000.00          1
    220 HIGHLAND ROAD                  8.125          3,415.49         80
                                       7.875          3,415.49      575,000.00
    SIMI VALLEY      CA   93065          1            08/14/96         00
    0430021261                           05           10/01/96          0
    2135058                              O            09/01/26
    0


    1521483          965/G01             F          276,000.00         ZZ
                                         360        276,000.00          1
    5691 E FINISTERRA DRIVE            8.625          2,146.70         80
                                       8.375          2,146.70      345,000.00
    TUCSON           AZ   85750          1            08/13/96         00
    0430018515                           05           10/01/96          0
    159854                               O            09/01/26
    0


    1521492          171/728             F          225,600.00         ZZ
                                         360        225,600.00          1
    1936 CORTEZ AVENUE                 8.250          1,694.86         80
                                       8.000          1,694.86      282,000.00
    LAGUNA BEACH     CA   92651          1            08/08/96         00
    0380506056                           05           10/01/96          0
    04077190                             O            09/01/26
    0


    1521494          F18/G01             F          240,000.00         ZZ
                                         360        240,000.00          1
    826 NORTH WHITE ROAD               8.250          1,803.04         80
                                       8.000          1,803.04      300,000.00
    SAN JOSE         CA   95132          1            08/14/96         00
    0430019265                           05           10/01/96          0
    96029                                O            09/01/26
    0


    1521496          B57/G01             F          232,000.00         ZZ
                                         360        232,000.00          1
1


    1487 LOMA VISTA STREET             8.625          1,804.48         80
                                       8.375          1,804.48      290,000.00
    PASADENA         CA   91104          1            08/06/96         00
    0430022012                           05           10/01/96          0
    9630247                              O            09/01/26
    0


    1521498          664/G01             F          355,000.00         ZZ
                                         360        355,000.00          1
    205 LA VIA AZUL COURT              8.375          2,698.26         80
                                       8.125          2,698.26      445,000.00
    MORGAN HILL      CA   95037          1            08/08/96         00
    0430022301                           05           10/01/96          0
    2152981                              O            09/01/26
    0


    1521501          744/G01             F          232,000.00         ZZ
                                         360        232,000.00          1
    308 CARDONA CIRCLE                 8.750          1,825.14         80
                                       8.500          1,825.14      290,000.00
    SAN RAMON        CA   94583          1            08/12/96         00
    0430017137                           03           10/01/96          0
    76338                                O            09/01/26
    0


    1521504          664/G01             F          232,000.00         ZZ
                                         360        232,000.00          1
    509 S. OWEN STREET                 8.500          1,783.88         80
                                       8.250          1,783.88      290,000.00
    MT. PROSPECT     IL   60056          1            08/16/96         00
    0430022061                           05           10/01/96          0
    2214070                              O            09/01/26
    0


    1521505          976/G01             F          263,000.00         ZZ
                                         360        262,704.01          1
    1562 SAND CASTLE RD                8.875          2,092.55         79
                                       8.625          2,092.55      333,000.00
    SANIBEL          FL   33957          1            06/28/96         00
    0430018374                           05           08/01/96          0
    211700                               O            07/01/26
    0


    1521508          976/G01             F          290,000.00         ZZ
                                         360        289,833.14          1
    608 LLANO LARGO STREET             8.750          2,281.44         66
                                       8.500          2,281.44      440,000.00
    SANTA FE         NM   87501          1            07/18/96         00
    0430023572                           05           09/01/96          0
1


    250017                               O            08/01/26
    0


    1521514          685/G01             F          184,000.00         ZZ
                                         360        184,000.00          1
    25866 APPIAN WAY                   8.750          1,447.53         80
                                       8.500          1,447.53      230,000.00
    MISSION VIEJO    CA   92691          1            08/16/96         00
    0430015305                           03           10/01/96          0
    105185                               O            09/01/26
    0


    1521517          514/728             F          238,400.00         ZZ
                                         360        238,269.78          1
    1818 MONTGOMERY PLACE              9.000          1,918.22         80
                                       8.750          1,918.22      298,000.00
    JACKSONVILLE     FL   32205          2            07/31/96         00
    0380505421                           05           09/01/96          0
    358082                               O            08/01/26
    0


    1521541          688/728             F          845,000.00         ZZ
                                         360        845,000.00          1
    45 GRAVATT DRIVE                   9.500          7,105.22         64
                                       9.250          7,105.22    1,335,000.00
    OAKLAND          CA   94705          5            08/07/96         00
    0380505637                           05           10/01/96          0
    39013                                O            09/01/26
    0


    1521551          375/G01             F          291,000.00         ZZ
                                         360        290,841.05          1
    2945 FLAMINGO DRIVE                9.000          2,341.45         75
                                       8.750          2,341.45      388,000.00
    MIAMI BEACH      FL   33140          1            07/03/96         00
    0430015107                           05           09/01/96          0
    625654                               O            08/01/26
    0


    1521558          526/G01             F          272,250.00         ZZ
                                         360        272,108.85          1
    25481 EVANS POINTE                 9.250          2,239.74         77
                                       9.000          2,239.74      355,000.00
    DANA POINT       CA   92629          5            07/23/96         00
    0430021758                           05           09/01/96          0
    132436                               O            08/01/26
    0


1


    1521664          601/G01             F          353,500.00         ZZ
                                         360        353,500.00          1
    107 S RAMSEY LOOP ROAD             8.875          2,812.61         70
                                       8.625          2,812.61      505,000.00
    CROSBY           TX   77532          1            08/14/96         00
    0430019091                           05           10/01/96          0
    895446                               O            09/01/26
    0


    1521666          601/G01             F          324,700.00         ZZ
                                         360        324,492.94          1
    13413 RUPERT COURT                 8.250          2,439.37         79
                                       8.000          2,439.37      416,000.00
    RICHMOND         VA   23233          2            07/10/96         00
    0430024000                           05           09/01/96          0
    1073849                              O            08/01/26
    0


    1521699          601/G01             F          281,250.00         ZZ
                                         360        281,092.33          1
    456 WASHINGTON CROSSING            8.875          2,237.75         90
    PENNINGTON ROAD                    8.625          2,237.75      312,500.00
    TITUSVILLE       NJ   08560          1            07/19/96         01
    0430018952                           05           09/01/96         25
    1085843                              O            08/01/26
    0


    1521711          601/G01             F          345,000.00         ZZ
                                         360        344,791.00          1
    223 RIVERSIDE DRIVE                8.500          2,652.75         58
                                       8.250          2,652.75      595,000.00
    COVINGTON        KY   41018          1            08/02/96         00
    0430019075                           05           09/01/96          0
    1090859                              O            08/01/26
    0


    1521712          601/G01             F          476,000.00         ZZ
                                         360        476,000.00          1
    23 HOBART ROAD                     8.625          3,702.28         80
                                       8.375          3,702.28      595,000.00
    WELLESLEY        MA   02181          1            08/08/96         00
    0430022640                           05           10/01/96          0
    1094837                              O            09/01/26
    0


    1521715          A13/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
    6225 NORTH SHORE                   8.000          2,641.56         68
                                       7.750          2,641.56      531,000.00
1


    WEST BLOOMFIELD  MI   48324          4            08/12/96         00
    0430023861                           05           10/01/96          0
    3119                                 O            09/01/26
    0


    1521717          181/181             F          235,000.00         ZZ
                                         360        234,748.93          1
    839 FOREST AVENUE                  9.125          1,912.04         79
                                       8.875          1,912.04      300,000.00
    RIVER FOREST     IL   60305          1            06/21/96         00
    5059313                              05           08/01/96          0
    5059313                              O            07/01/26
    0


    1521718          686/G01             F           88,000.00         ZZ
                                         360         87,953.17          1
    459 CHEVY CHASE DRIVE              9.125            716.00         67
                                       8.875            716.00      132,000.00
    SARASOTA         FL   34243          2            07/24/96         00
    0430015784                           05           09/01/96          0
    817566631                            O            08/01/26
    0


    1521719          686/G01             F          100,000.00         ZZ
                                         360         99,940.65          1
    96 WINTER STREET                   8.600            776.02         46
                                       8.350            776.02      221,000.00
    BELMONT          MA   02178          1            07/29/96         00
    0430015917                           05           09/01/96          0
    817601727                            O            08/01/26
    0


    1521721          686/G01             F          345,200.00         ZZ
                                         360        344,996.19          1
    45 CLIFFORD ROAD                   8.625          2,684.94         80
                                       8.375          2,684.94      431,500.00
    SUDBURY          MA   01776          1            07/30/96         00
    0430016097                           05           09/01/96          0
    817592314                            O            08/01/26
    0


    1521722          686/G01             F           75,600.00         ZZ
                                         360         75,558.70          1
    810 ANGELO AVENUE                  9.000            608.30         69
                                       8.750            608.30      110,000.00
    GURNEE           IL   60031          5            07/25/96         00
    0430016188                           05           09/01/96          0
    817702517                            O            08/01/26
    0
1




    1521723          686/G01             F           47,250.00         ZZ
                                         360         47,223.50          1
    17614 CHICORY DRIVE                8.875            375.95         75
                                       8.625            375.95       63,000.00
    HOUSTON          TX   77084          1            07/24/96         00
    0430015933                           03           09/01/96          0
    817766454                            O            08/01/26
    0


    1521724          686/G01             F          160,000.00         ZZ
                                         360        159,917.04          1
    9188 ROLLING MEADOW RUN            9.250          1,316.29         69
                                       9.000          1,316.29      235,000.00
    PASADENA         MD   21122          1            07/25/96         00
    0430015974                           03           09/01/96          0
    817777337                            O            08/01/26
    0


    1521736          181/181             F          400,000.00         ZZ
                                         360        398,801.38          1
    13516 MAVERICK LANE                7.500          2,796.86         89
                                       7.250          2,796.86      450,937.00
    HERNDON          VA   22071          1            04/30/96         04
    8120                                 05           06/01/96         25
    8120                                 O            05/01/26
    0


    1521739          181/181             F          485,000.00         ZZ
                                         360        483,266.21          1
    48 WAKEFIELD DRIVE                 7.750          3,474.60         65
                                       7.500          3,474.60      750,500.00
    ATLANTA          GA   30309          1            03/29/96         00
    5061407                              05           05/01/96          0
    5061407                              O            04/01/26
    0


    1521749          696/G01             F          292,000.00         ZZ
                                         360        292,000.00          1
    10515 ADEL ROAD                    8.000          2,142.59         80
                                       7.750          2,142.59      365,000.00
    OAKTON           VA   22124          1            08/16/96         00
    0430018127                           05           10/01/96          0
    2157723                              O            09/01/26
    0


    1521763          F13/F13             F          372,000.00         ZZ
                                         360        371,756.66          1
1


    724 GREAT SPRINGS ROAD             8.125          2,762.09         80
                                       7.875          2,762.09      465,000.00
    BRYN MAWR        PA   19010          1            07/08/96         00
    9605116                              05           09/01/96          0
    9605116                              O            08/01/26
    0


    1521764          696/G01             F          265,500.00         BB
                                         360        265,362.36          1
    4447 P STREET NW                   9.250          2,184.20         90
                                       9.000          2,184.20      295,000.00
    WASHINGTON       DC   20007          1            07/30/96         11
    0430017822                           07           09/01/96         25
    3194390                              O            08/01/26
    0


    1521769          776/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    806 CORTE FRONDOSA                 8.375          4,940.47         65
                                       8.125          4,940.47    1,010,000.00
    CAMARILLO        CA   93010          1            08/16/96         00
    0430019158                           05           10/01/96          0
    2135063                              O            09/01/26
    0


    1521772          776/G01             F          410,000.00         ZZ
                                         360        410,000.00          1
    2461 KIRSTEN LEE DRIVE             8.500          3,152.55         80
                                       8.250          3,152.55      512,500.00
    WESTLAKE VILLAG  CA   91361          1            08/14/96         00
    0430023218                           05           10/01/96          0
    2135034                              O            09/01/26
    0


    1521774          147/G01             F          313,550.00         ZZ
                                         360        313,350.06          1
    7107 CARLISLE COURT                8.250          2,355.60         80
                                       8.000          2,355.60      391,976.00
    CLARKSVILLE      MD   21029          1            07/31/96         00
    0430019000                           05           09/01/96          0
    095998                               O            08/01/26
    0


    1521775          147/G01             F          288,750.00         ZZ
                                         360        288,588.12          1
    6643 E. KASBA CIRCLE               8.875          2,297.43         75
                                       8.625          2,297.43      385,000.00
    PARADISE VALLEY  AZ   85253          1            07/09/96         00
    0430023754                           03           09/01/96          0
1


    485352                               O            08/01/26
    0


    1521776          147/G01             F          332,000.00         ZZ
                                         360        331,798.87          1
    24606 STONEGATE DRIVE              8.500          2,552.80         80
                                       8.250          2,552.80      415,000.00
    WEST HILLS       CA   91304          2            07/24/96         00
    0430018929                           03           09/01/96          0
    619015                               O            08/01/26
    0


    1521779          147/G01             F          199,500.00         ZZ
                                         360        199,372.78          1
    5110 SOUTH GLENNGRAE COURT         8.250          1,498.78         70
                                       8.000          1,498.78      285,000.00
    SPOKANE          WA   99223          1            07/09/96         00
    0430018978                           03           09/01/96          0
    356062                               O            08/01/26
    0


    1521780          387/387             F          584,000.00         ZZ
                                         360        583,637.00          1
    6308 CHAMBLY COVE                  8.375          4,438.83         80
                                       8.125          4,438.83      730,000.00
    AUSTIN           TX   78730          2            08/05/96         00
    802512                               03           09/01/96          0
    802512                               O            08/01/26
    0


    1521781          387/387             F          220,000.00         ZZ
                                         360        219,876.66          1
    203 BLUFFCREST                     8.875          1,750.42         80
                                       8.625          1,750.42      275,000.00
    SAN ANTONIO      TX   78216          1            07/25/96         00
    798082                               03           09/01/96          0
    798082                               O            08/01/26
    0


    1521782          387/387             F          178,000.00         ZZ
                                         360        177,894.91          1
    4019 NICE COURT                    8.625          1,384.47         80
                                       8.375          1,384.47      222,500.00
    PLEASANTON       CA   94588          1            07/18/96         00
    795492                               09           09/01/96          0
    795492                               O            08/01/26
    0


1


    1521783          387/387             F          244,000.00         ZZ
                                         360        243,848.34          1
    316 SOUTH EAGLE NEST LANE          8.375          1,854.58         80
                                       8.125          1,854.58      305,000.00
    DANVILLE         CA   94506          1            07/26/96         00
    799700                               05           09/01/96          0
    799700                               O            08/01/26
    0


    1521784          387/387             F          650,000.00         ZZ
                                         360        649,585.52          1
    729 MARLIN DRIVE                   8.250          4,883.23         65
                                       8.000          4,883.23    1,000,000.00
    LAGUNA BEACH     CA   92651          2            07/23/96         00
    798819                               05           09/01/96          0
    798819                               O            08/01/26
    0


    1521785          387/387             F          312,000.00         ZZ
                                         360        311,810.98          1
    6915 EDELWEISS CIRCLE              8.500          2,399.02         80
                                       8.250          2,399.02      390,000.00
    DALLAS           TX   75240          1            07/26/96         00
    801688                               05           09/01/96          0
    801688                               O            08/01/26
    0


    1521789          698/698             F          544,000.00         ZZ
                                         360        544,000.00          1
    1059 MARONEY LANE                  9.000          4,377.15         80
                                       8.750          4,377.15      680,000.00
    PACIFIC PALISAD  CA   90272          1            08/15/96         00
    20852483                             05           10/01/96          0
    20852483                             O            09/01/26
    0


    1521793          568/G01             F          272,000.00         ZZ
                                         360        272,000.00          1
    15554 CREEK HILLS ROAD             8.250          2,043.45         80
                                       8.000          2,043.45      340,000.00
    EL CAJON         CA   92021          1            08/09/96         00
    0430022830                           05           10/01/96          0
    807498                               O            09/01/26
    0


    1521795          568/G01             F          203,600.00         T
                                         360        203,485.86          1
    5301 FORECASTLE COURT              8.875          1,619.93         70
                                       8.625          1,619.93      290,990.00
1


    CARLSBAD         CA   92008          1            07/23/96         00
    0430022863                           03           09/01/96          0
    807350                               O            08/01/26
    0


    1521796          E19/G01             F          264,000.00         ZZ
                                         360        264,000.00          1
    560 CHARDONNAY DRIVE               8.375          2,006.59         88
                                       8.125          2,006.59      300,000.00
    FREMONT          CA   94539          2            08/13/96         04
    0430021386                           05           10/01/96         25
    10565                                O            09/01/26
    0


    1521800          559/G01             F          233,600.00         T
                                         360        233,600.00          1
    10469 GARDEN HIGHWAY               8.875          1,858.63         76
                                       8.625          1,858.63      308,000.00
    SACRAMENTO       CA   95837          2            08/12/96         00
    0430028944                           05           10/01/96          0
    5369426                              O            09/01/26
    0


    1521802          559/G01             F          301,600.00         ZZ
                                         360        301,600.00          1
    7951 MITCHELL COURT                7.875          2,186.81         80
                                       7.625          2,186.81      377,000.00
    SEBASTOPOL       CA   95472          1            08/14/96         00
    0430027771                           05           10/01/96          0
    5338835                              O            09/01/26
    0


    1521824          686/G01             F           40,000.00         ZZ
                                         360         40,000.00          1
    31030 TICK CANYON ROAD             8.525            308.28         52
                                       8.275            308.28       78,000.00
    SAUGUS           CA   91350          1            08/01/96         00
    0430015685                           05           10/01/96          0
    817641285                            O            09/01/26
    0


    1521825          686/G01             F          250,250.00         ZZ
                                         360        250,250.00          1
    9201 GILMORE DRIVE                 8.875          1,991.11         65
                                       8.625          1,991.11      385,000.00
    LORTON           VA   22079          5            07/29/96         00
    0430016519                           05           10/01/96          0
    817688062                            O            09/01/26
    0
1




    1521826          686/G01             F          120,000.00         ZZ
                                         360        120,000.00          1
    45 BARBARA LANE                    8.600            931.22         75
                                       8.350            931.22      160,000.00
    HAMDEN           CT   06516          1            08/05/96         00
    0430015636                           05           10/01/96          0
    817717135                            O            09/01/26
    0


    1521827          686/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    4 SILVERLEAF DRIVE                 8.525          2,312.06         55
                                       8.275          2,312.06      550,000.00
    ROLLING HILLS E  CA   90274          5            08/02/96         00
    0430016543                           05           10/01/96          0
    817474943                            O            09/01/26
    0


    1521828          686/G01             F           80,000.00         ZZ
                                         360         80,000.00          1
    5200 S LAKESHORE DR #109           8.400            609.48         67
                                       8.150            609.48      120,000.00
    TEMPE            AZ   85283          1            08/06/96         00
    0430016857                           01           10/01/96          0
    817213879                            O            09/01/26
    0


    1521829          686/G01             F          177,850.00         ZZ
                                         360        177,850.00          1
    1204 CEDAR HILL ROAD               8.500          1,367.52         54
                                       8.250          1,367.52      330,000.00
    KINGSTON SPRING  TN   37082          2            08/09/96         00
    0430016998                           05           10/01/96          0
    817768799                            O            09/01/26
    0


    1521837          686/G01             F           50,000.00         T
                                         360         49,970.32          1
    3104 ANTIETAM CREEK COURT          8.600            388.01         48
                                       8.350            388.01      104,900.00
    ORLANDO          FL   32837          1            07/31/96         00
    0430018283                           03           09/01/96          0
    816973499                            O            08/01/26
    0


    1521838          686/G01             F           85,000.00         ZZ
                                         360         84,950.07          1
1


    1694 BERKELEY LANE                 8.650            662.64         52
                                       8.400            662.64      165,000.00
    ATLANTA          GA   30329          1            07/31/96         00
    0430016220                           05           09/01/96          0
    817126907                            O            08/01/26
    0


    1521839          686/G01             F           53,900.00         ZZ
                                         360         53,872.05          1
    6863 FLORIDA DRIVE                 9.250            443.43         60
                                       9.000            443.43       89,900.00
    LANTANA          FL   33462          1            07/31/96         00
    0430016279                           05           09/01/96          0
    817568868                            O            08/01/26
    0


    1521840          686/G01             F          330,000.00         ZZ
                                         360        329,819.74          1
    15595 THOMPSON RD                  9.000          2,655.26         75
                                       8.750          2,655.26      440,000.00
    ALPHARETTA       GA   30201          1            07/31/96         00
    0430016352                           05           09/01/96          0
    817569437                            O            08/01/26
    0


    1521841          686/G01             F           33,000.00         ZZ
                                         360         32,980.41          1
    36 VIA DE CASAS NORTE              8.600            256.09         75
                                       8.350            256.09       44,125.00
    BOYNTON BEACH    FL   33437          1            07/30/96         00
    0430016584                           01           09/01/96          0
    817582174                            O            08/01/26
    0


    1521842          686/G01             F          216,600.00         ZZ
                                         360        216,475.38          1
    24292 JUANITA DRIVE                8.750          1,704.00         95
                                       8.500          1,704.00      228,000.00
    LAGUNA NIGUEL    CA   92677          1            07/24/96         10
    0430018341                           03           09/01/96         30
    817622210                            O            08/01/26
    0


    1521843          686/G01             F           97,300.00         ZZ
                                         360         97,239.51          1
    224 EAST NORTH LANE                8.375            739.56         68
                                       8.125            739.56      143,900.00
    CONSHOHOCKEN     PA   19428          1            07/26/96         00
    0430016667                           05           09/01/96          0
1


    817687320                            O            08/01/26
    0


    1521844          686/G01             F           58,000.00         ZZ
                                         360         57,966.28          1
    7166 HILLSBORO STREET              8.700            454.22         39
                                       8.450            454.22      150,000.00
    SAN DIEGO        CA   92120          5            07/26/96         00
    0430016428                           05           09/01/96          0
    817728033                            O            08/01/26
    0


    1521847          686/G01             F          291,200.00         ZZ
                                         360        291,200.00          1
    2411 EAST PIEDMONT RD              8.375          2,213.34         80
                                       8.125          2,213.34      364,000.00
    MARIETTA         GA   30062          5            08/05/96         00
    0430016956                           05           10/01/96          0
    817569718                            O            09/01/26
    0


    1521849          686/G01             F           73,700.00         ZZ
                                         360         73,700.00          1
    1541 OXFORD                        8.875            586.40         54
                                       8.625            586.40      138,000.00
    BERKLEY          MI   48072          2            08/08/96         00
    0430016402                           05           10/01/96          0
    817703465                            O            09/01/26
    0


    1521850          686/G01             F          123,000.00         ZZ
                                         360        123,000.00          1
    1807    SUMMERTON PLACE            9.125          1,000.77         74
                                       8.875          1,000.77      167,300.00
    NORTHBROOK       IL   60062          1            08/12/96         00
    0430016683                           05           10/01/96          0
    817704182                            O            09/01/26
    0


    1521851          686/G01             F           70,000.00         ZZ
                                         360         70,000.00          1
    4967 N.W. 3RD AVENUE               8.300            528.35         56
                                       8.050            528.35      125,000.00
    BOCA RATON       FL   33431          5            08/09/96         00
    0430017053                           05           10/01/96          0
    817584840                            O            09/01/26
    0


1


    1521852          686/G01             F           73,000.00         ZZ
                                         360         73,000.00          1
    23 WHITTIER MEADOWS DRIVE          8.600            566.49         65
    UNIT 18C                           8.350            566.49      113,000.00
    AMESBURY         MA   01913          2            08/09/96         00
    0430016766                           01           10/01/96          0
    817603152                            O            09/01/26
    0


    1521853          686/G01             F          150,000.00         ZZ
                                         360        150,000.00          1
    3341 DUNBROOKE DRIVE               9.000          1,206.94         65
                                       8.750          1,206.94      232,000.00
    MOUNTAIN BROOK   AL   35243          2            08/09/96         00
    0430016626                           05           10/01/96          0
    817768989                            O            09/01/26
    0


    1521854          686/G01             F          240,000.00         ZZ
                                         360        240,000.00          1
    14430 PFEIFER DRIVE                8.500          1,845.40         56
                                       8.250          1,845.40      430,000.00
    LAKE OSWEGO      OR   97035          1            08/09/96         00
    0430016774                           05           10/01/96          0
    817785009                            O            09/01/26
    0


    1521861          025/025             F          223,200.00         ZZ
                                         360        223,064.78          1
    5025 WILLOW BLUFF DR               8.500          1,716.22         80
                                       8.250          1,716.22      279,000.00
    ATLANTA          GA   30350          1            07/15/96         00
    60252                                05           09/01/96          0
    60252                                O            08/01/26
    0


    1521863          369/G01             F          216,000.00         ZZ
                                         360        215,875.72          1
    8632 OPEN MEADOW WAY               8.750          1,699.28         90
                                       8.500          1,699.28      240,000.00
    COLUMBIA         MD   21045          2            08/06/96         01
    0430017384                           05           09/01/96         25
    49775679                             O            08/01/26
    0


    1521864          E22/G01             F          257,000.00         ZZ
                                         360        256,880.10          1
    28920 134TH PLACE SOUTHEAST        9.750          2,208.03         80
                                       9.500          2,208.03      325,000.00
1


    AUBURN           WA   98092          2            07/25/96         00
    0410211767                           05           09/01/96          0
    410211767                            O            08/01/26
    0


    1521865          E22/G01             F           88,000.00         ZZ
                                         360         88,000.00          1
    20780 S W TURIN COURT              9.250            723.95         66
                                       9.000            723.95      135,000.00
    ALOHA            OR   97005          2            07/29/96         00
    0410157598                           09           10/01/96          0
    410157598                            O            09/01/26
    0


    1521883          E22/G01             F           91,500.00         ZZ
                                         360         91,500.00          1
    9404 HIDDEN RIDGE PLACE            9.000            736.23         75
                                       8.750            736.23      122,000.00
    TAMPA            FL   33637          5            08/12/96         00
    0410196281                           05           10/01/96          0
    410196281                            O            09/01/26
    0


    1521891          E22/G01             F          120,000.00         T
                                         360        119,934.45          1
    7191 A HIGHWAY 518                 9.000            965.55         67
                                       8.750            965.55      180,000.00
    RANCHOS DE TAOS  NM   87557          1            07/22/96         00
    0410211668                           05           09/01/96          0
    410211668                            O            08/01/26
    0


    1521895          E22/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    19102 229TH AVENUE NORTHEAST       9.125          2,847.72         63
                                       8.875          2,847.72      560,000.00
    WOODINVILLE      WA   98072          5            08/07/96         00
    0410224083                           05           10/01/96          0
    410224083                            O            09/01/26
    0


    1521899          E22/G01             F          376,000.00         ZZ
                                         360        375,805.07          1
    6501 HANOVER HEIGHTS TRAIL         9.250          3,093.26         80
                                       9.000          3,093.26      470,000.00
    CLIFTON          VA   22024          2            07/25/96         00
    0410194997                           05           09/01/96          0
    410194997                            O            08/01/26
    0
1




    1521903          E22/G01             F          156,000.00         ZZ
                                         360        155,910.25          1
    4520 SHANNONDALE DRIVE             8.750          1,227.25         80
                                       8.500          1,227.25      195,000.00
    ANTIOCH          CA   94509          2            07/16/96         00
    0410156830                           05           09/01/96          0
    410156830                            O            08/01/26
    0


    1521916          E22/G01             F          212,000.00         ZZ
                                         360        212,000.00          1
    18618 LOCKSLEY STREET              8.500          1,630.10         80
                                       8.250          1,630.10      265,000.00
    SAN DIEGO        CA   92128          1            08/09/96         00
    0410181812                           09           10/01/96          0
    410181812                            O            09/01/26
    0


    1521957          163/G01             F          699,000.00         ZZ
                                         360        697,056.80          1
    28007 MEADOWLARK DRIVE             7.875          5,068.23         67
                                       7.625          5,068.23    1,050,000.00
    GOLDEN           CO   80401          2            04/19/96         00
    0430021998                           03           06/01/96          0
    6415212360                           O            05/01/26
    0


    1521968          685/G01             F          218,000.00         ZZ
                                         360        218,000.00          1
    6425 EAST NANCE CIRCLE             8.375          1,656.96         80
                                       8.125          1,656.96      272,500.00
    ORANGE           CA   92669          1            08/19/96         00
    0430016899                           03           10/01/96          0
    105244                               O            09/01/26
    0


    1521970          964/G01             F          176,400.00         ZZ
                                         360        176,400.00          1
    533 SOUTH HIBISCUS WAY             8.875          1,403.52         80
                                       8.625          1,403.52      220,500.00
    ANAHEIM          CA   92808          1            08/14/96         00
    0430016840                           05           10/01/96          0
    19549                                O            09/01/26
    0


    1521986          E22/G01             F          320,000.00         ZZ
                                         360        320,000.00          1
1


    7068 ANJOU CREEK CIRCLE            8.750          2,517.44         80
                                       8.500          2,517.44      404,000.00
    SAN JOSE         CA   95120          2            08/08/96         00
    0410183008                           05           10/01/96          0
    410183008                            O            09/01/26
    0


    1522285          696/728             F          264,500.00         ZZ
                                         360        264,500.00          1
    2909 WILTON AVENUE                 8.500          2,033.78         80
                                       8.250          2,033.78      330,646.00
    SILVER SPRING    MD   20910          1            08/20/96         00
    0380505371                           05           10/01/96          0
    3194181                              O            09/01/26
    0


    1522286          074/G01             F          247,200.00         ZZ
                                         360        246,459.25          1
    920 10TH AVE                       7.500          1,728.46         90
                                       7.250          1,728.46      275,000.00
    SAN MATEO        CA   94402          2            04/05/96         11
    0430023283                           05           06/01/96         25
    1113010282                           O            05/01/26
    0


    1522287          074/074             F          228,000.00         ZZ
                                         360        227,736.68          1
    3601 TURTLE CREEL BLVD. #203       8.750          1,793.68         80
                                       8.500          1,793.68      285,000.00
    DALLAS           TX   75219          1            06/10/96         00
    1113016380                           01           08/01/96          0
    1113016380                           O            07/01/26
    0


    1522288          074/G01             F          260,000.00         ZZ
                                         360        259,829.93          1
    LOT 3 STRASBURG ROAD               8.125          1,930.49         80
                                       7.875          1,930.49      325,000.00
    EAST GOSHEN      PA   19380          1            07/26/96         00
    0430026815                           05           09/01/96          0
    1161221391                           O            08/01/26
    0


    1522289          074/G01             F          300,000.00         ZZ
                                         360        299,596.08          1
    273 SELLERSVILLE RD                8.000          2,201.29         90
                                       7.750          2,201.29      336,685.00
    CHALFONT         PA   18914          1            06/28/96         01
    0430024083                           05           08/01/96         25
1


    1172128558                           O            07/01/26
    0


    1522290          074/G01             F           89,600.00         ZZ
                                         360         89,501.75          1
    3876 BANYAN DRIVE                  9.000            720.94         80
                                       8.750            720.94      112,000.00
    DANIELSVILLE     PA   18038          5            06/19/96         00
    0430023291                           05           08/01/96          0
    1174006416                           O            07/01/26
    0


    1522291          074/G01             F          363,000.00         ZZ
                                         360        360,387.80          1
    117 INVERNESS DR                   6.625          2,324.33         80
                                       6.375          2,324.33      453,758.00
    WHITPAIN         PA   19422          1            12/28/95         00
    0430018663                           03           02/01/96          0
    1175030380                           O            01/01/26
    0


    1522292          074/G01             F          205,200.00         ZZ
                                         360        204,997.34          1
    90 CLIVEDEN DR                     9.500          1,725.43         75
                                       9.250          1,725.43      273,605.00
    NEWTOWN          PA   18940          1            06/28/96         00
    0430017103                           03           08/01/96          0
    1175033516                           O            07/01/26
    0


    1522294          074/G01             F          280,000.00         ZZ
                                         360        278,977.54          1
    10807 WELLWORTH AVENUE             8.000          2,054.54         80
                                       7.750          2,054.54      350,000.00
    LOS ANGELES      CA   90024          1            06/10/96         00
    0430017111                           05           08/01/96          0
    1233001446                           O            07/01/26
    0


    1522295          074/G01             F          249,750.00         ZZ
                                         360        249,602.55          1
    11561 ROLLING HILLS DRIVE          8.625          1,942.53         90
                                       8.375          1,942.53      277,500.00
    EL CAJON         CA   92020          1            07/01/96         14
    0430023309                           05           09/01/96         25
    1235000025                           O            08/01/26
    0


1


    1522296          074/G01             F          275,000.00         ZZ
                                         360        274,682.40          1
    2324 TIMBERLINE WAY                8.750          2,163.43         68
                                       8.500          2,163.43      405,000.00
    LAS VEGAS        NV   89117          1            06/17/96         00
    0430023317                           03           08/01/96          0
    1251117330                           O            07/01/26
    0


    1522297          074/G01             F          270,000.00         ZZ
                                         360        269,680.05          1
    3751 NE 207TH TERRACE              8.625          2,100.03         65
                                       8.375          2,100.03      420,000.00
    AVENTURA         FL   33180          1            06/24/96         00
    0430024455                           03           08/01/96          0
    1302015110                           O            07/01/26
    0


    1522299          074/G01             F          219,000.00         ZZ
                                         360        218,777.95          1
    1029 N. PARKSIDE CIRCLE            9.375          1,821.53         75
                                       9.125          1,821.53      292,000.00
    BOCA RATON       FL   33486          1            06/07/96         00
    0430017020                           03           08/01/96          0
    1311260329                           O            07/01/26
    0


    1522300          074/G01             F          248,000.00         ZZ
                                         360        247,674.46          1
    1050 CATALONIA AVE                 8.125          1,841.39         80
                                       7.875          1,841.39      310,000.00
    CORAL GABLES     FL   33134          1            06/28/96         00
    0430017202                           05           08/01/96          0
    1311261886                           O            07/01/26
    0


    1522301          074/G01             F          213,750.00         ZZ
                                         360        213,490.11          1
    9901 SW 140 STREET                 8.500          1,643.55         95
                                       8.250          1,643.55      225,000.00
    MIAMI            FL   33176          1            06/25/96         12
    0430018655                           05           08/01/96         30
    1311262492                           O            07/01/26
    0


    1522302          074/G01             F          248,000.00         ZZ
                                         360        247,720.91          1
    335 NW 128 AVENUE                  8.875          1,973.20         80
                                       8.625          1,973.20      310,000.00
1


    MIAMI            FL   33182          1            06/27/96         00
    0430017475                           05           08/01/96          0
    1312019773                           O            07/01/26
    0


    1522303          074/G01             F          120,000.00         ZZ
                                         360        119,864.96          1
    19921  NE 22 CT                    8.875            954.77         58
                                       8.625            954.77      207,500.00
    N MIAMI BEACH    FL   33180          1            06/14/96         00
    0430016923                           05           08/01/96          0
    1312020218                           O            07/01/26
    0


    1522304          074/G01             F           98,800.00         ZZ
                                         360         98,743.16          1
    4097 AUDUBON DRIVE                 8.750            777.26         80
                                       8.500            777.26      123,500.00
    MARIETTA         GA   30068          2            07/11/96         00
    0430023333                           09           09/01/96          0
    1371115339                           O            08/01/26
    0


    1522305          074/G01             F          271,300.00         ZZ
                                         360        269,013.60          1
    670 RIVER MOORINGS DR              8.375          2,062.08         90
                                       8.125          2,062.08      301,475.00
    MERRITT ISLAND   FL   32953          4            07/10/95         04
    0430023341                           03           09/01/95         25
    1391021307                           O            08/01/25
    0


    1522307          074/G01             F          200,000.00         ZZ
                                         360        199,730.71          1
    773 MAYFIELD AVENUE                8.000          1,467.53         40
                                       7.750          1,467.53      500,000.00
    STANFORD         CA   94305          1            06/27/96         00
    0430017277                           02           08/01/96          0
    1489000678                           O            07/01/26
    0


    1522309          074/G01             F          234,000.00         ZZ
                                         360        233,537.66          1
    174 HUNT CIRCLE                    8.125          1,737.45         75
                                       7.875          1,737.45      312,000.00
    MADISON          MS   39110          2            05/01/96         00
    0430017640                           05           07/01/96          0
    1503087131                           O            06/01/26
    0
1




    1522310          074/G01             F          454,750.00         ZZ
                                         360        454,251.35          1
    6420 NE 109TH STREET               9.000          3,659.02         85
                                       8.750          3,659.02      535,000.00
    OKLAHOMA CITY    OK   73151          2            06/28/96         12
    0430017715                           03           08/01/96         25
    1504039768                           O            07/01/26
    0


    1522311          074/G01             F          262,500.00         ZZ
                                         360        262,018.33          1
    15321 CHICHESTER LANE              8.500          2,018.40         75
                                       8.250          2,018.40      350,000.00
    HOUSTON          TX   77040          2            05/30/96         00
    0430017624                           03           07/01/96          0
    1504045691                           O            06/01/26
    0


    1522312          074/G01             F          328,500.00         ZZ
                                         360        325,107.59          1
    178 DOVE CREEK                     8.500          2,525.89         90
                                       8.250          2,525.89      365,000.00
    BARTONVILLE      TX   76226          1            06/27/96         11
    0430016972                           05           08/01/96         25
    1504048929                           O            07/01/26
    0


    1522314          074/G01             F          300,000.00         ZZ
                                         360        299,464.81          1
    915 N OAKLAND                      8.625          2,333.37         60
                                       8.375          2,333.37      505,700.00
    BOLIVAR          MO   65613          5            05/03/96         00
    0430017699                           05           07/01/96          0
    1505034963                           O            06/01/26
    0


    1522315          074/G01             F          385,000.00         ZZ
                                         240        383,055.58          1
    12784 ABERDEEN                     8.125          3,250.31         74
                                       7.875          3,250.31      525,000.00
    LEAWOOD          KS   66209          1            06/05/96         00
    0430017798                           03           07/01/96          0
    1505035423                           O            06/01/16
    0


    1522318          074/G01             F          245,100.00         ZZ
                                         360        244,809.54          1
1


    2318 CORONADO DRIVE                8.625          1,906.37         95
                                       8.375          1,906.37      258,000.00
    FULLERTON        CA   92635          1            06/06/96         04
    0430018143                           05           08/01/96         30
    1506130714                           O            07/01/26
    0


    1522320          074/G01             F          256,050.00         ZZ
                                         360        255,581.36          1
    2062 PASEO DEL PRADO DRIVE         8.500          1,968.80         90
                                       8.250          1,968.80      284,500.00
    EL PASO          TX   79936          1            05/09/96         12
    0430018366                           05           07/01/96         25
    1507076534                           O            06/01/26
    0


    1522321          074/G01             F          113,250.00         ZZ
                                         360        113,053.10          1
    6524 EAST LAKESPUR DRIVE           8.750            890.94         75
                                       8.500            890.94      151,000.00
    SCOTTSDALE       AZ   85254          2            05/20/96         00
    0430018408                           05           07/01/96          0
    1507131574                           O            06/01/26
    0


    1522322          074/G01             F          650,000.00         ZZ
                                         360        649,268.49          1
    738 LEIGH MILL ROAD                8.875          5,171.70         65
                                       8.625          5,171.70    1,000,000.00
    GREAT FALLS      VA   22066          5            06/14/96         00
    0430020529                           05           08/01/96          0
    1507145819                           O            07/01/26
    0


    1522323          074/G01             F          270,000.00         ZZ
                                         360        269,654.48          1
    715 FLORDON DRIVE                  8.250          2,028.42         85
                                       8.000          2,028.42      320,000.00
    CHARLOTTESVILLE  VA   22901          1            06/28/96         10
    0430018481                           05           08/01/96         12
    1507151549                           O            07/01/26
    0


    1522324          074/G01             F          920,000.00         ZZ
                                         360        918,754.40          1
    285 TORREY PINES TERRACE           9.750          7,904.22         66
                                       9.500          7,904.22    1,400,000.00
    DEL MAR          CA   92014          2            06/26/96         00
    0430018606                           05           08/01/96          0
1


    1507156724                           O            07/01/26
    0


    1522325          074/G01             F          228,200.00         T
                                         360        227,985.79          1
    1401 MIDDLE GULF DRIVE BLDG.15     9.750          1,960.60         66
    UNIT 302                           9.500          1,960.60      350,000.00
    SANIBEL ISLAND   FL   33957          5            06/21/96         00
    0430018598                           01           08/01/96          0
    1507158049                           O            07/01/26
    0


    1522326          074/G01             F          225,150.00         ZZ
                                         360        224,889.97          1
    18756 GINSENG LANE                 8.750          1,771.26         95
                                       8.500          1,771.26      237,500.00
    KEEDYSVILLE      MD   21756          1            06/28/96         11
    0430018457                           05           08/01/96         30
    1507159416                           O            07/01/26
    0


    1522327          074/G01             F          209,100.00         ZZ
                                         360        208,862.91          1
    3298 TULIPWOOD LN                  8.875          1,663.69         89
                                       8.625          1,663.69      235,000.00
    SAN JOSE         CA   95132          1            06/10/96         04
    0430018697                           05           08/01/96         25
    1507910763                           O            07/01/26
    0


    1522329          074/G01             F          288,000.00         ZZ
                                         360        287,675.89          1
    4739 ROSEWOOD DRIVE                8.875          2,291.46         80
                                       8.625          2,291.46      360,000.00
    ORLANDO          FL   32806          5            07/14/96         00
    0430020511                           05           08/01/96          0
    1511007524                           O            07/01/26
    0


    1522330          074/G01             F           52,000.00         ZZ
                                         360         51,945.66          1
    3030 CALLIE STILL ROAD             9.250            427.79         32
                                       9.000            427.79      164,000.00
    LAWRENCEVILLE    GA   30245          2            06/25/96         00
    0430018671                           05           08/01/96          0
    1511020330                           O            07/01/26
    0


1


    1522331          074/G01             F          216,000.00         ZZ
                                         360        215,594.40          1
    3854 ASHFORD TRAIL                 8.375          1,641.76         80
                                       8.125          1,641.76      270,000.00
    ATLANTA          GA   30319          1            05/30/96         00
    0430018630                           03           07/01/96          0
    1511902474                           O            06/01/26
    0


    1522332          074/G01             F          289,500.00         ZZ
                                         360        288,996.16          1
    8624 GREAT COVE DRIVE              8.750          2,277.50         75
                                       8.500          2,277.50      386,000.00
    ORLANDO          FL   32819          1            05/15/96         00
    0430018580                           05           07/01/96          0
    1512013147                           O            06/01/26
    0


    1522333          074/G01             F          350,000.00         ZZ
                                         360        349,551.53          1
    701 MONTEVINO DRIVE                8.250          2,629.43         63
                                       8.000          2,629.43      561,000.00
    PLEASANTON       CA   94566          1            06/05/96         00
    0430018523                           05           08/01/96          0
    1512014310                           O            07/01/26
    0


    1522334          074/G01             F          237,500.00         ZZ
                                         360        237,218.55          1
    1121 PYRITE WAY                    8.625          1,847.25         95
                                       8.375          1,847.25      250,000.00
    MODESTO          CA   95355          1            06/12/96         01
    0430018713                           05           08/01/96         30
    1512014671                           O            07/01/26
    0


    1522335          074/G01             F          216,000.00         T
                                         360        214,788.74          1
    290 E. DELAMAR DRIVE               9.375          1,796.58         80
                                       9.125          1,796.58      270,000.00
    HENDERSON        NV   89015          1            06/11/96         00
    0430018721                           05           08/01/96          0
    1512016892                           O            07/01/26
    0


    1522336          074/G01             F          400,000.00         ZZ
                                         360        399,304.56          1
    4617 SOUTH COUNTY ROAD 21          8.750          3,146.80         80
                                       8.500          3,146.80      505,000.00
1


    LOVELAND         CO   80537          2            05/29/96         00
    0430018754                           05           07/01/96          0
    1513008109                           O            06/01/26
    0


    1522338          074/G01             F          320,000.00         ZZ
                                         360        319,600.82          1
    6303 18TH AVENUE NORTHEAST         8.375          2,432.23         80
                                       8.125          2,432.23      400,000.00
    SEATTLE          WA   98115          1            06/07/96         00
    0430018820                           05           08/01/96          0
    1513018408                           O            07/01/26
    0


    1522339          074/G01             F          238,500.00         ZZ
                                         360        238,210.00          1
    4022 SUNNYSIDE AVENUE NORTH        8.500          1,833.86         90
                                       8.250          1,833.86      265,000.00
    SEATTLE          WA   98103          1            05/28/96         14
    0430018903                           05           08/01/96         25
    1513021559                           O            07/01/26
    0


    1522341          074/G01             F          384,000.00         ZZ
                                         360        383,567.85          1
    1525 MAGNOLIA WAY WEST             8.875          3,055.28         80
                                       8.625          3,055.28      480,000.00
    SEATTLE          WA   98199          1            06/18/96         00
    0430018762                           05           08/01/96          0
    1513025899                           O            07/01/26
    0


    1522342          074/G01             F          218,000.00         ZZ
                                         360        217,423.44          1
    2029 COUNTRY MEADOWS COURT         8.875          1,734.51         93
                                       8.625          1,734.51      235,000.00
    GRAND JUNCTION   CO   81503          1            06/19/96         12
    0430018846                           03           08/01/96         30
    1513028220                           O            07/01/26
    0


    1522343          074/G01             F          221,400.00         ZZ
                                         360        221,123.82          1
    3803 SOUTHWEST MYRTLE STREET       8.375          1,682.80         90
                                       8.125          1,682.80      246,000.00
    SEATTLE          WA   98126          1            06/18/96         14
    0430018994                           05           08/01/96         25
    1513028490                           O            07/01/26
    0
1




    1522344          074/G01             F          238,000.00         ZZ
                                         360        237,732.17          1
    1124 EAST HOMESTEAD LANE           8.875          1,893.63         70
                                       8.625          1,893.63      340,000.00
    FRUIT HEIGHTS    UT   84037          4            06/21/96         00
    0430019042                           05           08/01/96          0
    1513031676                           O            07/01/26
    0


    1522345          074/G01             F          399,900.00         ZZ
                                         360        399,413.75          1
    3993 WESTLAKE DRIVE                8.500          3,074.89         80
                                       8.250          3,074.89      499,900.00
    AUSTIN           TX   78746          1            06/21/96         00
    0430020552                           03           08/01/96          0
    1520000650                           O            07/01/26
    0


    1522346          074/G01             F          258,750.00         ZZ
                                         360        258,435.39          1
    5 OAK CREST CIRCLE                 8.500          1,989.56         75
                                       8.250          1,989.56      345,000.00
    MAGNOLIA         TX   77355          2            06/27/96         00
    0430020404                           03           08/01/96          0
    1532001264                           O            07/01/26
    0


    1522347          074/G01             F          320,000.00         ZZ
                                         360        319,334.96          1
    953 FOXSWALLOW COURT               7.875          2,320.23         80
                                       7.625          2,320.23      400,000.00
    SAN JOSE         CA   95120          1            05/17/96         00
    0430020412                           03           07/01/96          0
    1561323457                           O            06/01/26
    0


    1522348          074/G01             F          216,000.00         ZZ
                                         360        215,614.65          1
    1605 NOREEN DRIVE                  8.625          1,680.03         80
                                       8.375          1,680.03      270,000.00
    SAN JOSE         CA   95124          2            05/14/96         00
    0430020388                           05           07/01/96          0
    1561324449                           O            06/01/26
    0


    1522349          074/G01             F          464,000.00         ZZ
                                         360        463,450.13          1
1


    1231 ORANGE AVENUE                 8.625          3,608.95         80
                                       8.375          3,608.95      580,000.00
    MENLO PARK       CA   94025          1            06/03/96         00
    0430020396                           05           08/01/96          0
    1561327210                           O            07/01/26
    0


    1522350          074/G01             F          267,900.00         ZZ
                                         360        267,383.96          1
    200 PLEASANT VALLEY COURT          8.250          2,012.65         80
                                       8.000          2,012.65      334,888.00
    SAN RAMON        CA   94583          1            05/13/96         00
    0430019208                           03           07/01/96          0
    1561327243                           O            06/01/26
    0


    1522351          074/G01             F          519,600.00         ZZ
                                         360        518,999.92          1
    1644 FALLEN LEAF LANE              8.750          4,087.70         80
                                       8.500          4,087.70      649,500.00
    LOS ALTOS        CA   94024          1            06/18/96         00
    0430020560                           05           08/01/96          0
    1561327673                           O            07/01/26
    0


    1522352          074/G01             F        1,000,000.00         ZZ
                                         360        998,169.67          1
    1633 WEBSTER STREET                8.500          7,689.14         41
                                       8.250          7,689.14    2,465,000.00
    PALO ALTO        CA   94301          1            05/17/96         00
    0430020503                           05           07/01/96          0
    1561327775                           O            06/01/26
    0


    1522353          074/G01             F          350,000.00         ZZ
                                         360        349,359.38          1
    3860 LA SELVA DRIVE                8.500          2,691.20         56
                                       8.250          2,691.20      635,000.00
    PALO ALTO        CA   94306          1            05/15/96         00
    0430020040                           05           07/01/96          0
    1561328042                           O            06/01/26
    0


    1522354          074/G01             F          300,000.00         ZZ
                                         360        299,436.68          1
    18806 BELLGROVE CIRCLE             8.375          2,280.22         43
                                       8.125          2,280.22      706,264.00
    SARATOGA         CA   95070          1            05/22/96         00
    0430020032                           05           07/01/96          0
1


    1561328133                           O            06/01/26
    0


    1522355          074/G01             F          408,950.00         ZZ
                                         360        408,689.22          1
    5909 PINEWOOD ROAD                 8.250          3,072.31         80
                                       8.000          3,072.31      511,200.00
    OAKLAND          CA   94611          1            07/02/96         00
    0430020024                           05           09/01/96          0
    1561329318                           O            08/01/26
    0


    1522356          074/G01             F          300,000.00         ZZ
                                         360        299,625.76          1
    5213 INDEPENDENCE DRIVE            8.375          2,280.22         57
                                       8.125          2,280.22      532,000.00
    PLEASANTON       CA   94566          1            06/01/96         00
    0430020263                           05           08/01/96          0
    1561329919                           O            07/01/26
    0


    1522357          074/G01             F          460,000.00         ZZ
                                         360        459,440.67          1
    5601 BEAVER LANE                   8.500          3,537.01         80
                                       8.250          3,537.01      575,000.00
    BYRON            CA   94514          5            06/05/96         00
    0430020255                           03           08/01/96          0
    1561330033                           O            07/01/26
    0


    1522358          074/G01             F          232,800.00         ZZ
                                         360        232,662.55          1
    804 CARMEL AVENUE                  8.625          1,810.70         80
                                       8.375          1,810.70      291,000.00
    ALBANY           CA   94706          1            07/01/96         00
    0430020248                           05           09/01/96          0
    1561331659                           O            08/01/26
    0


    1522359          074/G01             F          350,000.00         ZZ
                                         360        349,574.43          1
    18 TRINITY                         8.500          2,691.20         67
                                       8.250          2,691.20      523,790.00
    IRVINE           CA   92715          1            06/12/96         00
    0430020230                           03           08/01/96          0
    1562152291                           O            07/01/26
    0


1


    1522360          074/G01             F          265,000.00         ZZ
                                         360        257,164.37          1
    20380 VIA LA VIEJA                 7.875          1,921.44         52
                                       7.625          1,921.44      515,000.00
    YORBA LINDA      CA   92687          1            04/15/96         00
    0430020214                           03           06/01/96          0
    1562152735                           O            05/01/26
    0


    1522363          074/G01             F          279,900.00         ZZ
                                         360        279,730.44          1
    20520 VIA BURGOS                   8.500          2,152.19         80
                                       8.250          2,152.19      349,900.00
    YORBA LINDA      CA   92687          1            07/01/96         00
    0430019851                           03           09/01/96          0
    1562159756                           O            08/01/26
    0


    1522364          074/G01             F          295,450.00         ZZ
                                         360        295,117.49          1
    12031 MOUND VIEW PLACE             8.875          2,350.74         95
    (STUDIO CITY AREA)                 8.625          2,350.74      311,000.00
    LOS ANGELES      CA   91604          1            06/20/96         10
    0430023358                           05           08/01/96         30
    1562160176                           O            07/01/26
    0


    1522365          074/G01             F          300,000.00         ZZ
                                         360        299,616.08          1
    5703 EVENING CANYON DRIVE          8.250          2,253.80         63
                                       8.000          2,253.80      482,000.00
    LA CANADA-FLINT  CA   91011          1            06/17/96         00
    0430020172                           05           08/01/96          0
    1562160290                           O            07/01/26
    0


    1522366          074/G01             F          470,700.00         ZZ
                                         360        470,112.80          1
    25 TRINITY                         8.375          3,577.67         80
                                       8.125          3,577.67      588,415.00
    IRVINE           CA   92715          1            06/21/96         00
    0430024471                           03           08/01/96          0
    1562160755                           O            07/01/26
    0


    1522367          074/G01             F          296,000.00         ZZ
                                         360        295,820.68          1
    337 NORTH POINSETTIA PLACE         8.500          2,275.99         80
                                       8.250          2,275.99      370,000.00
1


    LOS ANGELES      CA   90036          1            07/09/96         00
    0430020180                           05           09/01/96          0
    1562161995                           O            08/01/26
    0


    1522368          074/G01             F          213,750.00         ZZ
                                         360        212,591.28          1
    3509 A DICKASON AVENUE             7.375          1,476.32         95
                                       7.125          1,476.32      225,000.00
    DALLAS           TX   75219          1            01/04/96         04
    0430024539                           09           03/01/96         30
    1563107532                           O            02/01/26
    0


    1522369          074/G01             F           38,500.00         T
                                         360         38,436.43          1
    29419 NASH ROAD                    9.000            309.78         70
                                       8.750            309.78       55,000.00
    DAMON            TX   77430          1            05/24/96         00
    0430020057                           05           07/01/96          0
    1563119542                           O            06/01/26
    0


    1522370          074/G01             F          214,000.00         ZZ
                                         360        213,542.52          1
    4926 SWISS AVENUE                  8.875          1,702.69         51
                                       8.625          1,702.69      425,000.00
    DALLAS           TX   75214          2            05/14/96         00
    0430020065                           05           07/01/96          0
    1563120869                           O            06/01/26
    0


    1522371          074/G01             F           67,500.00         ZZ
                                         360         67,394.19          1
    200 WOODVIEW LANE                  9.250            555.31         56
                                       9.000            555.31      122,000.00
    SAPULPA          OK   74066          2            05/31/96         00
    0430019141                           05           07/01/96          0
    1563120993                           O            06/01/26
    0


    1522372          074/G01             F           29,500.00         ZZ
                                         360         29,467.64          1
    2902 LONDON COURT                  9.000            237.37         35
                                       8.750            237.37       85,700.00
    PEARLAND         TX   77581          1            06/14/96         00
    0430020198                           05           08/01/96          0
    1563121704                           O            07/01/26
    0
1




    1522373          074/G01             F          255,000.00         ZZ
                                         360        254,593.44          1
    4028 BYRON ST                      8.750          2,006.09         70
                                       8.500          2,006.09      365,000.00
    HOUSTON          TX   77005          1            06/13/96         00
    0430019844                           05           08/01/96          0
    1563121963                           O            07/01/26
    0


    1522374          074/G01             F           29,400.00         ZZ
                                         360         29,273.71          1
    1205 CALICO LANE #2222             9.000            236.56         70
                                       8.750            236.56       42,000.00
    ARLINGTON        TX   76011          1            05/16/96         00
    0430019117                           01           07/01/96          0
    1563122219                           O            06/01/26
    0


    1522375          074/G01             F          207,000.00         T
                                         360        176,767.04          1
    678 ENCHANTED ISLES DRIVE          8.875          1,646.99         46
                                       8.625          1,646.99      450,000.00
    MABANK           TX   75147          2            06/07/96         00
    0430020586                           03           08/01/96          0
    1563123233                           O            07/01/26
    0


    1522376          074/G01             F          350,000.00         ZZ
                                         360        349,635.72          1
    RT. 9, BOX 81                      9.250          2,879.36         52
                                       9.000          2,879.36      676,000.00
    SANTA FE         NM   87505          5            06/07/96         00
    0430019067                           05           08/01/96          0
    1563123969                           O            07/01/26
    0


    1522377          074/G01             F          100,000.00         ZZ
                                         360         99,895.90          1
    2600 TAHOE DRIVE                   9.250            822.68         46
                                       9.000            822.68      222,000.00
    EDMOND           OK   73013          1            06/10/96         00
    0430019034                           05           08/01/96          0
    1563124167                           O            07/01/26
    0


    1522378          074/G01             F          262,500.00         ZZ
                                         360        262,240.73          1
1


    12239 GABLE DRIVE                  9.500          2,207.25         77
                                       9.250          2,207.25      345,000.00
    WILLIS           TX   77378          2            06/21/96         00
    0430020164                           05           08/01/96          0
    1563124382                           O            07/01/26
    0


    1522379          074/G01             F          160,000.00         ZZ
                                         360        159,829.05          1
    52 CAMINO POTRILLO                 9.125          1,301.82         55
                                       8.875          1,301.82      295,000.00
    LAMY             NM   87540          5            06/24/96         00
    0430019299                           05           08/01/96          0
    1563124677                           O            07/01/26
    0


    1522381          074/G01             F          310,000.00         ZZ
                                         360        309,402.87          1
    880 CYPRUS COURT NORTHWEST         8.250          2,328.93         85
                                       8.000          2,328.93      365,000.00
    ISSAQUAH         WA   98027          1            05/13/96         11
    0430019380                           03           07/01/96         12
    1565129004                           O            06/01/26
    0


    1522382          074/G01             F          414,000.00         ZZ
                                         360        413,496.60          1
    4136 SW NEHALEM CT                 8.500          3,183.31         80
                                       8.250          3,183.31      517,500.00
    PORTLAND         OR   97201          1            06/26/96         00
    0430019414                           05           08/01/96          0
    1565131979                           O            07/01/26
    0


    1522383          074/G01             F          220,000.00         ZZ
                                         360        219,745.91          1
    24812 SE 406TH STREET              8.750          1,730.75         80
                                       8.500          1,730.75      275,000.00
    ENUMCLAW         WA   98022          5            06/14/96         00
    0430019448                           05           08/01/96          0
    1565132213                           O            07/01/26
    0


    1522386          074/G01             F          367,700.00         ZZ
                                         360        367,252.90          1
    6115 RIVER CHASE CIRCLE            8.500          2,827.30         80
                                       8.250          2,827.30      459,650.00
    ATLANTA          GA   30328          1            06/12/96         00
    0430020347                           05           08/01/96          0
1


    1566068211                           O            07/01/26
    0


    1522387          074/G01             F          162,500.00         ZZ
                                         360        162,224.65          1
    12550 ETRIS ROAD                   8.875          1,292.93         65
                                       8.625          1,292.93      250,000.00
    ROSWELL          GA   30075          2            05/29/96         00
    0430020073                           05           07/01/96          0
    1566069225                           O            06/01/26
    0


    1522388          074/G01             F          275,000.00         ZZ
                                         360        274,496.65          1
    1020 SPRINGDALE ROAD               8.500          2,114.52         65
                                       8.250          2,114.52      425,000.00
    ATLANTA          GA   30306          1            05/15/96         00
    0430020081                           05           07/01/96          0
    1566070133                           O            06/01/26
    0


    1522390          074/G01             F          280,000.00         ZZ
                                         360        279,692.95          1
    1018 DUMAINE STREET                9.000          2,252.95         68
                                       8.750          2,252.95      417,500.00
    NEW ORLEANS      LA   70116          1            06/25/96         00
    0430023366                           05           08/01/96          0
    1566072784                           O            07/01/26
    0


    1522391          074/G01             F          210,000.00         ZZ
                                         360        209,763.65          1
    1810 CENTENNIAL WAY                8.875          1,670.86         73
                                       8.625          1,670.86      287,990.00
    ESCONDIDO        CA   92026          1            06/24/96         00
    0430019653                           03           08/01/96          0
    1567157281                           O            07/01/26
    0


    1522392          074/G01             F          264,000.00         ZZ
                                         360        263,578.99          1
    3891 EL CAMINO REAL                8.500          2,029.94         80
                                       8.250          2,029.94      330,000.00
    CARLSBAD         CA   92008          1            06/18/96         00
    0430020099                           05           08/01/96          0
    1567160719                           O            07/01/26
    0


1


    1522393          074/G01             F          215,000.00         ZZ
                                         360        214,606.49          1
    584 PHEASANT VALLEY COURT          8.500          1,653.16         52
                                       8.250          1,653.16      420,000.00
    FALLBROOK        CA   92028          5            05/10/96         00
    0430024802                           05           07/01/96          0
    1567161100                           O            06/01/26
    0


    1522394          074/G01             F          335,000.00         ZZ
                                         360        334,592.66          1
    405 9TH STREET                     8.500          2,575.87         71
                                       8.250          2,575.87      475,000.00
    DEL MAR          CA   92014          5            06/05/96         00
    0430019604                           05           08/01/96          0
    1567161427                           O            07/01/26
    0


    1522395          074/G01             F        1,470,000.00         ZZ
                                         360      1,467,444.20          1
    22168  EAGLES NEST COURT           8.750         11,564.50         70
                                       8.500         11,564.50    2,100,000.00
    MURRIETA         CA   92562          1            05/23/96         00
    0430026799                           03           07/01/96          0
    1567161573                           O            06/01/26
    0


    1522396          074/G01             F          320,300.00         ZZ
                                         360        319,757.29          1
    5315 FORECASTLE COURT              8.875          2,548.46         90
                                       8.625          2,548.46      356,000.00
    CARLSBAD         CA   92008          1            05/21/96         10
    0430019570                           03           07/01/96         25
    1567161653                           O            06/01/26
    0


    1522397          074/G01             F          316,000.00         ZZ
                                         360        315,813.43          1
    1350 HYGEIA AVENUE                 8.625          2,457.82         80
                                       8.375          2,457.82      395,000.00
    ENCINITAS        CA   92024          1            07/01/96         00
    0430020107                           05           09/01/96          0
    1567163535                           O            08/01/26
    0


    1522398          074/G01             F          226,500.00         ZZ
                                         360        226,303.81          1
    1720 PRIMROSE DRIVE                8.625          1,761.70         95
                                       8.375          1,761.70      238,500.00
1


    EL CAJON         CA   92020          1            07/05/96         12
    0430019513                           05           09/01/96         30
    1567164458                           O            08/01/26
    0


    1522399          074/G01             F          320,000.00         ZZ
                                         360        319,811.07          1
    7428 PINTO WAY                     8.625          2,488.93         80
                                       8.375          2,488.93      400,000.00
    ORANGE           CA   92669          2            07/10/96         00
    0430020115                           03           09/01/96          0
    1567164924                           O            08/01/26
    0


    1522400          074/G01             F          235,800.00         ZZ
                                         360        235,657.15          1
    15929 STAPLES ROAD                 8.500          1,813.10         90
                                       8.250          1,813.10      262,000.00
    RAMONA           CA   92065          1            07/19/96         11
    0430019471                           03           09/01/96         25
    1567165803                           O            08/01/26
    0


    1522401          074/G01             F          245,000.00         ZZ
                                         360        244,303.01          1
    2006 GUNN ROAD                     8.875          1,949.33         70
                                       8.625          1,949.33      350,000.00
    CARMICHAEL       CA   95608          2            03/25/96         00
    0430020123                           05           05/01/96          0
    1573140410                           O            04/01/26
    0


    1522402          074/G01             F          320,000.00         ZZ
                                         360        319,399.11          1
    105 ASH CREEK COURT                8.375          2,432.24         80
                                       8.125          2,432.24      400,000.00
    FOLSOM           CA   95630          1            05/15/96         00
    0430020131                           05           07/01/96          0
    1573150040                           O            06/01/26
    0


    1522403          074/G01             F          347,050.00         ZZ
                                         360        346,638.73          1
    4582 PACIFIC RIM WAY               8.625          2,699.32         80
                                       8.375          2,699.32      433,850.00
    SAN JOSE         CA   95121          1            06/20/96         00
    0430019430                           05           08/01/96          0
    1573150924                           O            07/01/26
    0
1




    1522404          074/G01             F          300,000.00         ZZ
                                         360        299,644.49          1
    325 NORTH OAKHURST DRIVE #600      8.625          2,333.37         58
                                       8.375          2,333.37      525,000.00
    BEVERLY HILLS    CA   90210          1            06/01/96         00
    0430020149                           06           08/01/96          0
    1573151767                           O            07/01/26
    0


    1522405          074/G01             F          188,500.00         ZZ
                                         360        188,163.70          1
    609 37TH STREET                    8.625          1,466.14         65
                                       8.375          1,466.14      290,000.00
    SACRAMENTO       CA   95816          2            05/16/96         00
    0430020339                           05           07/01/96          0
    1573151880                           O            06/01/26
    0


    1522406          074/G01             F          223,250.00         ZZ
                                         360        223,005.20          1
    3325 SOUTHWIND CIRCLE              9.000          1,796.32         95
                                       8.750          1,796.32      235,000.00
    ROCKLIN          CA   95765          1            06/07/96         04
    0430021063                           05           08/01/96         30
    1573152555                           O            07/01/26
    0


    1522407          074/G01             F          261,250.00         ZZ
                                         360        260,932.34          1
    1220 PERKINS WAY                   8.500          2,008.79         95
                                       8.250          2,008.79      275,000.00
    SACRAMENTO       CA   95818          1            06/13/96         11
    0430019711                           05           08/01/96         30
    1573152566                           O            07/01/26
    0


    1522408          074/G01             F          448,000.00         ZZ
                                         360        447,728.59          1
    4131 ST ANDREWS DRIVE              8.500          3,444.74         80
                                       8.250          3,444.74      560,000.00
    STOCKTON         CA   95219          1            07/01/96         00
    0430020156                           03           09/01/96          0
    1573153015                           O            08/01/26
    0


    1522410          074/G01             F          241,200.00         ZZ
                                         360        240,921.43          1
1


    220 OAK CANYON WAY                 8.750          1,897.53         90
                                       8.500          1,897.53      268,000.00
    FOLSOM           CA   95630          1            06/24/96         11
    0430019695                           03           08/01/96         25
    1573153365                           O            07/01/26
    0


    1522411          074/G01             F          400,000.00         ZZ
                                         360        399,781.50          1
    900 SHEEP RANCH ROAD               9.000          3,218.50         80
                                       8.750          3,218.50      500,000.00
    MURPHYS          CA   95247          5            07/03/96         00
    0430020545                           05           09/01/96          0
    1573154448                           O            08/01/26
    0


    1522413          074/G01             F          278,000.00         ZZ
                                         360        277,283.53          1
    24130 NW TURNER CREEK ROAD         8.250          2,088.53         80
                                       8.000          2,088.53      347,500.00
    YAMHILL          OR   97148          1            04/12/96         00
    0430020016                           05           06/01/96          0
    1575016740                           O            05/01/26
    0


    1522416          074/G01             F           87,350.00         ZZ
                                         360         87,201.99          1
    701 PINOAK COURT                   8.875            695.00         75
                                       8.625            695.00      116,500.00
    GREENSBORO       NC   27455          1            05/29/96         00
    0430019745                           05           07/01/96          0
    1577039601                           O            06/01/26
    0


    1522417          074/G01             F          284,000.00         ZZ
                                         360        283,672.01          1
    108 GLENBRIAR COURT                8.750          2,234.23         95
                                       8.500          2,234.23      299,000.00
    SIMPSONVILLE     SC   29681          1            06/28/96         04
    0430024596                           05           08/01/96         30
    1577039816                           O            07/01/26
    0


    1522418          074/G01             F          200,000.00         ZZ
                                         360        199,669.79          1
    1835 CRICKET COURT                 9.000          1,609.25         47
                                       8.750          1,609.25      432,500.00
    WILMINGTON       NC   28405          4            06/05/96         00
    0430019752                           03           07/01/96          0
1


    1577042210                           O            06/01/26
    0


    1522419          074/G01             F          200,000.00         ZZ
                                         360        199,881.92          1
    5605 PINE DRIVE                    8.625          1,555.58         73
                                       8.375          1,555.58      275,000.00
    RALEIGH          NC   27606          1            07/09/96         00
    0430019760                           05           09/01/96          0
    1577044689                           O            08/01/26
    0


    1522421          074/G01             F          316,050.00         ZZ
                                         360        314,997.63          1
    9450 PARADISE LANE                 8.125          2,346.67         70
                                       7.875          2,346.67      451,500.00
    BROOMFIELD       CO   80020          1            05/24/96         00
    0430019778                           05           07/01/96          0
    1579020692                           O            06/01/26
    0


    1522422          074/G01             F          337,500.00         ZZ
                                         360        336,957.05          1
    1123 BASELINE ROAD                 9.125          2,746.02         75
                                       8.875          2,746.02      450,000.00
    BOULDER          CO   80302          1            05/30/96         00
    0430019786                           05           07/01/96          0
    1579021593                           O            06/01/26
    0


    1522424          074/G01             F          420,000.00         ZZ
                                         360        419,250.73          1
    9000 NORTH 39TH STREE              8.625          3,266.72         68
                                       8.375          3,266.72      620,000.00
    BOULDER          CO   80304          2            05/28/96         00
    0430020313                           05           07/01/96          0
    1579022938                           O            06/01/26
    0


    1522425          074/G01             F           70,000.00         ZZ
                                         360         69,867.87          1
    6851 NORTH 2200 WEST #10B          8.750            550.70         57
                                       8.500            550.70      123,000.00
    PARK CITY        UT   84060          5            05/13/96         00
    0430019794                           01           07/01/96          0
    1579023613                           O            06/01/26
    0


1


    1522426          074/G01             F          104,000.00         ZZ
                                         360        103,804.70          1
    2281 SOUTH YOSEMITE CIRCLE         8.375            790.48         80
                                       8.125            790.48      130,000.00
    DENVER           CO   80231          5            05/17/96         00
    0430019802                           09           07/01/96          0
    1579023952                           O            06/01/26
    0


    1522427          074/G01             F          235,000.00         ZZ
                                         360        234,622.92          1
    1848 EAST 2475 SOUTH               9.125          1,912.04         68
                                       8.875          1,912.04      350,000.00
    BOUNTIFUL        UT   84010          5            05/29/96         00
    0430024588                           05           08/01/96          0
    1579024208                           O            07/01/26
    0


    1522428          074/G01             F          105,000.00         ZZ
                                         360        104,887.81          1
    217 EAST 9TH AVENUE                9.125            854.32         62
                                       8.875            854.32      170,000.00
    AFTON            WY   83110          5            06/25/96         00
    0430019810                           05           08/01/96          0
    1579026804                           O            07/01/26
    0


    1522430          074/G01             F          225,000.00         ZZ
                                         360        224,390.01          1
    20 PROCTOR DR                      8.000          1,650.98         72
                                       7.750          1,650.98      314,000.00
    TOPSFIELD        MA   01983          5            04/29/96         00
    0430020438                           05           06/01/96          0
    1580028727                           O            05/01/26
    0


    1522431          074/G01             F           82,500.00         ZZ
                                         360         82,151.26          1
    621 JOHNSON MILL ROAD              9.375            686.20         75
                                       9.125            686.20      110,000.00
    ORRINGTON        ME   04474          1            05/06/96         00
    0430019836                           05           06/01/96          0
    1580029887                           O            05/01/26
    0


    1522432          074/G01             F          119,000.00         ZZ
                                         360        118,882.46          1
    5 PINERIDGE DRIVE                  9.500          1,000.62         65
                                       9.250          1,000.62      184,900.00
1


    SMITHFIELD       RI   02917          1            06/21/96         00
    0430020297                           05           08/01/96          0
    1580031801                           O            07/01/26
    0


    1522433          074/G01             F          108,500.00         ZZ
                                         360        108,377.89          1
    27 COULTERS ROAD                   8.875            863.28         70
                                       8.625            863.28      155,000.00
    CRANSTON         RI   02920          2            06/24/96         00
    0430020289                           05           08/01/96          0
    1580031958                           O            07/01/26
    0


    1522435          074/G01             F           99,000.00         ZZ
                                         360         98,896.95          1
    25 TEAKWOOD DRIVE WEST             9.250            814.45         48
                                       9.000            814.45      209,000.00
    COVENTRY         RI   02816          2            06/20/96         00
    0430020271                           05           08/01/96          0
    1580032564                           O            07/01/26
    0


    1522437          074/G01             F          180,000.00         ZZ
                                         360        179,893.72          1
    60 CLEVELAND STREET                8.625          1,400.03         78
                                       8.375          1,400.03      231,000.00
    NORFOLK          MA   02056          5            07/10/96         00
    0430026807                           05           09/01/96          0
    1580033035                           O            08/01/26
    0


    1522439          074/G01             F          444,000.00         ZZ
                                         360        443,460.13          1
    3577 VINEYARD SPRINGS              8.500          3,413.98         80
                                       8.250          3,413.98      555,000.00
    ROCHESTER        MI   48306          1            06/10/96         00
    0430020784                           05           08/01/96          0
    1581041152                           O            07/01/26
    0


    1522440          074/G01             F          140,000.00         ZZ
                                         360        139,780.57          1
    7898 ARNOLD ROAD                   9.250          1,151.75         56
                                       9.000          1,151.75      250,000.00
    IRA TWP          MI   48023          4            05/03/96         00
    0430021048                           05           07/01/96          0
    1581042428                           O            06/01/26
    0
1




    1522441          074/G01             F          100,000.00         ZZ
                                         360         99,826.11          1
    1320 MURRAY AVENUE                 8.750            786.71         45
                                       8.500            786.71      226,500.00
    PITTSBURGH       PA   15217          1            05/30/96         00
    0430020982                           05           07/01/96          0
    1581046790                           O            06/01/26
    0


    1522442          074/G01             F           52,000.00         ZZ
                                         240         51,733.39          1
    9108 WOOD ROAD                     8.000            434.95         80
                                       7.750            434.95       65,000.00
    ALBANY           OH   45710          2            05/17/96         00
    0430026864                           05           07/01/96          0
    1581047603                           O            06/01/16
    0


    1522443          074/G01             F          150,000.00         ZZ
                                         360        149,835.51          1
    1975 BURNHAM LANE                  9.000          1,206.94         75
                                       8.750          1,206.94      200,000.00
    KETTERING        OH   45429          1            06/10/96         00
    0430021006                           05           08/01/96          0
    1581047807                           O            07/01/26
    0


    1522445          074/G01             F           44,000.00         ZZ
                                         360         43,956.53          1
    747 DAYTON AVENUE                  9.500            369.98         80
                                       9.250            369.98       55,000.00
    FINDLAY          OH   45840          5            06/24/96         00
    0430020362                           05           08/01/96          0
    1581049880                           O            07/01/26
    0


    1522446          074/G01             F           94,400.00         ZZ
                                         360         94,227.20          1
    19171 LANCASHIRE                   8.500            725.86         80
                                       8.250            725.86      118,000.00
    DETROIT          MI   48235          5            05/31/96         00
    0430021089                           05           07/01/96          0
    1581050539                           O            06/01/26
    0


    1522447          074/G01             F          144,000.00         ZZ
                                         360        143,693.10          1
1


    8524 CRANWOOD DR                   7.750          1,031.64         80
                                       7.500          1,031.64      180,000.00
    CHESTERLAND      OH   44026          5            05/31/96         00
    0430021154                           05           07/01/96          0
    1581050980                           O            06/01/26
    0


    1522448          074/G01             F           41,600.00         ZZ
                                         360         41,555.53          1
    2592 NORTH LINCOLN ROAD            9.125            338.48         80
                                       8.875            338.48       52,000.00
    LUDINGTON        MI   49431          5            06/19/96         00
    0430021162                           05           08/01/96          0
    1581051848                           O            07/01/26
    0


    1522449          074/G01             F           44,000.00         ZZ
                                         360         43,952.99          1
    520 NORTH CEDAR STRE               9.125            358.00         80
                                       8.875            358.00       55,000.00
    NEWARK           OH   43055          5            06/10/96         00
    0430021196                           05           08/01/96          0
    1581051859                           O            07/01/26
    0


    1522450          074/G01             F          101,250.00         ZZ
                                         360        101,155.13          1
    29134 NOTTINGHAM CIRCLE WEST       9.750            869.90         75
                                       9.500            869.90      135,000.00
    WARREN           MI   48092          1            06/28/96         00
    0430021204                           05           08/01/96          0
    1581052590                           O            07/01/26
    0


    1522451          074/G01             F           90,000.00         ZZ
                                         360         89,911.11          1
    161 TILLSON                        9.500            756.77         65
                                       9.250            756.77      140,000.00
    ROMEO            MI   48065          5            06/24/96         00
    0430023390                           05           08/01/96          0
    1581053322                           O            07/01/26
    0


    1522452          074/G01             F          260,000.00         ZZ
                                         360        259,743.19          1
    22631 BAYVIEW DRIVE                9.500          2,186.23         80
                                       9.250          2,186.23      325,000.00
    ST CLAIR SHORES  MI   48081          1            06/28/96         00
    0430022707                           05           08/01/96          0
1


    1581054551                           O            07/01/26
    0


    1522455          074/G01             F          108,750.00         ZZ
                                         360        108,648.09          1
    3141 MCCLURE                       9.750            934.34         75
                                       9.500            934.34      145,000.00
    TROY             MI   48084          1            06/19/96         00
    0430020354                           05           08/01/96          0
    1581055500                           O            07/01/26
    0


    1522456          074/G01             F          307,000.00         ZZ
                                         360        306,636.18          1
    1041 PADDOCK COURT                 8.625          2,387.82         75
                                       8.375          2,387.82      412,500.00
    TROY             MI   48098          1            06/28/96         00
    0430020966                           05           08/01/96          0
    1581057108                           O            07/01/26
    0


    1522459          074/G01             F          252,800.00         ZZ
                                         360        252,450.90          1
    5228 FERNBROOK DRIVE               7.875          1,832.98         90
                                       7.625          1,832.98      281,000.00
    CENTREVILLE      VA   22020          1            06/28/96         04
    0430023432                           03           08/01/96         25
    1587037431                           O            07/01/26
    0


    1522461          074/G01             F          110,000.00         ZZ
                                         360        109,876.21          1
    5316 TWIN CREEKS DRIVE             8.875            875.21         57
                                       8.625            875.21      195,000.00
    VALRICO          FL   33594          1            06/07/96         00
    0430023457                           03           08/01/96          0
    1589043016                           O            07/01/26
    0


    1522462          074/G01             F          240,000.00         ZZ
                                         360        238,849.44          1
    6091 CYPRESS HOLLOW WAY            9.125          1,952.72         80
                                       8.875          1,952.72      300,000.00
    NAPLES           FL   33942          4            06/03/96         00
    0430021121                           05           08/01/96          0
    1589047334                           O            07/01/26
    0


1


    1522463          074/G01             F          302,400.00         ZZ
                                         360        301,913.53          1
    10800 SW 38TH DRIVE                9.125          2,460.43         80
                                       8.875          2,460.43      378,186.00
    DAVIE            FL   33328          1            05/31/96         00
    0430023465                           03           07/01/96          0
    1589051557                           O            06/01/26
    0


    1522464          074/G01             F          240,000.00         ZZ
                                         360        239,743.59          1
    17805 SW 188TH STREET              9.125          1,952.72         73
                                       8.875          1,952.72      330,000.00
    MIAMI            FL   33187          5            06/05/96         00
    0430023473                           05           08/01/96          0
    1589053520                           O            07/01/26
    0


    1522465          074/G01             F           60,000.00         ZZ
                                         360         59,930.69          1
    2516 PINETTA COURT                 8.750            472.03         60
                                       8.500            472.03      100,000.00
    HOLIDAY          FL   34691          5            06/27/96         00
    0430019935                           05           08/01/96          0
    1589055489                           O            07/01/26
    0


    1522466          074/G01             F           64,000.00         ZZ
                                         360         63,929.82          1
    1695 NE 51 STREET                  9.000            514.96         80
                                       8.750            514.96       80,000.00
    POMPANO BEACH    FL   33064          5            06/27/96         00
    0430021899                           05           08/01/96          0
    1589058396                           O            07/01/26
    0


    1522467          074/G01             F          252,000.00         ZZ
                                         360        251,876.04          1
    8725 S.W. 96TH STREET              9.500          2,118.96         80
                                       9.250          2,118.96      315,000.00
    MIAMI            FL   33176          1            07/11/96         00
    0430022616                           05           09/01/96          0
    1589059490                           O            08/01/26
    0


    1522469          074/G01             F           32,550.00         ZZ
                                         360         32,473.13          1
    2780 KING OAKS CIRCLE              9.000            261.91         63
                                       8.750            261.91       52,000.00
1


    SAINT CLOUD      FL   34769          1            04/24/96         00
    0430023481                           09           06/01/96          0
    1590012009                           O            05/01/26
    0


    1522470          074/G01             F          101,250.00         ZZ
                                         360        101,136.04          1
    8043 VILLA DRIVE                   8.875            805.60         75
                                       8.625            805.60      135,000.00
    ORLANDO          FL   32836          1            06/12/96         00
    0430023499                           03           08/01/96          0
    1590014682                           O            07/01/26
    0


    1522471          074/G01             F          254,600.00         ZZ
                                         360        254,305.97          1
    6949 TORREY STREET                 8.750          2,002.94         80
                                       8.500          2,002.94      318,304.00
    ARVADA           CO   80007          1            06/27/96         00
    0430023507                           03           08/01/96          0
    1590015029                           O            07/01/26
    0


    1522472          074/G01             F          240,000.00         ZZ
                                         360        239,708.17          1
    2164 TURKEY RUN                    8.500          1,845.40         75
                                       8.250          1,845.40      320,000.00
    WINTER PARK      FL   32789          1            07/03/96         00
    0430020461                           05           08/01/96          0
    1590016316                           O            07/01/26
    0


    1522474          074/G01             F          550,000.00         ZZ
                                         360        548,993.31          1
    27592 LOST TRAIL DRIVE             8.500          4,229.03         77
                                       8.250          4,229.03      720,000.00
    LAGUNA HILLS     CA   92653          2            05/14/96         00
    0430023119                           03           07/01/96          0
    1595000572                           O            06/01/26
    0


    1522475          074/G01             F          225,000.00         ZZ
                                         360        224,618.75          1
    6089 DEERFORD ROW                  8.875          1,790.21         51
                                       8.625          1,790.21      444,614.00
    SAN DIEGO        CA   92037          1            05/24/96         00
    0430019919                           03           07/01/96          0
    1595002910                           O            06/01/26
    0
1




    1522476          074/G01             F          248,450.00         ZZ
                                         360        247,946.48          1
    5831 MOONSTONE AVENUE              8.500          1,910.37         90
                                       8.250          1,910.37      276,070.00
    RANCHO CUCAMONG  CA   91701          1            06/10/96         10
    0430022574                           05           08/01/96         25
    1595003173                           O            07/01/26
    0


    1522477          074/G01             F          300,000.00         ZZ
                                         360        299,450.88          1
    1589 RANCHO HILLS DRIVE            8.500          2,306.75         90
                                       8.250          2,306.75      334,270.00
    CHINO HILLS      CA   91709          1            05/16/96         04
    0430022590                           05           07/01/96         25
    1595003297                           O            06/01/26
    0


    1522478          074/G01             F          232,000.00         ZZ
                                         360        231,717.91          1
    5412 HERON BAY 18                  8.500          1,783.88         80
                                       8.250          1,783.88      290,000.00
    LONG BEACH       CA   90803          1            06/10/96         00
    0430019901                           01           08/01/96          0
    1595003559                           O            07/01/26
    0


    1522479          074/G01             F          608,450.00         ZZ
                                         360        607,690.98          1
    62 BEACON BAY                      8.375          4,624.66         70
                                       8.125          4,624.66      869,250.00
    NEWPORT BEACH    CA   92660          1            06/07/96         00
    0430019893                           03           08/01/96          0
    1595003640                           O            07/01/26
    0


    1522481          074/G01             F          231,950.00         ZZ
                                         360        231,660.65          1
    27 IRONWOOD                        8.375          1,762.99         80
                                       8.125          1,762.99      289,990.00
    MISSION VIEJO    CA   92692          1            06/17/96         00
    0430019885                           03           08/01/96          0
    1595003796                           O            07/01/26
    0


    1522482          074/G01             F          255,000.00         ZZ
                                         360        254,845.52          1
1


    140 SAN MIGUEL DRIVE               8.500          1,960.73         72
                                       8.250          1,960.73      355,000.00
    CAMARILLO        CA   93010          1            06/28/96         00
    0430021485                           05           09/01/96          0
    1595004744                           O            08/01/26
    0


    1522483          074/G01             F          316,000.00         ZZ
                                         360        315,635.05          1
    16657 VALLE VERDE ROAD             8.750          2,485.98         80
                                       8.500          2,485.98      395,000.00
    POWAY            CA   92064          5            06/18/96         00
    0430021493                           03           08/01/96          0
    1595005226                           O            07/01/26
    0


    1522484          074/G01             F          620,800.00         ZZ
                                         360        620,433.48          1
    2018 GALAXY DRIVE                  8.625          4,828.52         80
                                       8.375          4,828.52      776,000.00
    NEWPORT BEACH    CA   92660          1            06/28/96         00
    0430021519                           03           09/01/96          0
    1595005587                           O            08/01/26
    0


    1522485          074/G01             F          269,100.00         ZZ
                                         360        268,941.12          1
    3621 ROSE CIRCLE                   8.625          2,093.04         90
                                       8.375          2,093.04      299,000.00
    SEAL BEACH       CA   90740          1            07/10/96         10
    0430023903                           05           09/01/96         25
    1595005780                           O            08/01/26
    0


    1522486          074/G01             F          320,000.00         ZZ
                                         360        319,076.24          1
    5100 CAMINO FLORAL                 8.000          2,348.05         64
                                       7.750          2,348.05      500,000.00
    SANTA BARBARA    CA   93111          1            04/11/96         00
    0430019869                           05           06/01/96          0
    1596000590                           O            05/01/26
    0


    1522487          074/G01             F        1,300,000.00         ZZ
                                         360      1,297,853.68          1
    607 GEORGINA AVENUE                9.000         10,460.10         42
                                       8.750         10,460.10    3,100,000.00
    SANTA MONICA     CA   90402          1            05/06/96         00
    0430024505                           05           07/01/96          0
1


    1596001581                           O            06/01/26
    0


    1522488          074/G01             F          460,000.00         ZZ
                                         360        459,220.60          1
    220 SHERMAN CANAL                  8.875          3,659.97         80
                                       8.625          3,659.97      575,000.00
    VENICE           CA   90291          2            05/20/96         00
    0430024513                           05           07/01/96          0
    1596002744                           O            06/01/26
    0


    1522489          074/G01             F          458,200.00         ZZ
                                         360        457,915.19          1
    3928 DAVIDS ROAD                   8.375          3,482.66         75
                                       8.125          3,482.66      610,990.00
    AGOURA           CA   91301          1            07/10/96         00
    0430019984                           05           09/01/96          0
    1596003180                           O            08/01/26
    0


    1522490          074/G01             F          228,000.00         ZZ
                                         360        227,688.67          1
    9257 CREEMORE DRIVE                8.500          1,753.13         95
                                       8.250          1,753.13      242,000.00
    LA CRESCENTA     CA   91214          1            06/13/96         10
    0430023895                           05           08/01/96         30
    1596004116                           O            07/01/26
    0


    1522491          074/G01             F          602,000.00         ZZ
                                         360        601,286.60          1
    10564  LINDBROOK DRIVE             8.625          4,682.30         80
                                       8.375          4,682.30      752,500.00
    LOS ANGELES      CA   90024          1            06/18/96         00
    0430020479                           05           08/01/96          0
    1596004150                           O            07/01/26
    0


    1522492          074/G01             F          918,700.00         ZZ
                                         360        918,143.45          1
    808 PARK HILL LANE                 8.500          7,064.01         75
                                       8.250          7,064.01    1,225,000.00
    SANTA BARBARA    CA   93108          1            07/01/96         00
    0430021527                           05           09/01/96          0
    1596004262                           O            08/01/26
    0


1


    1522493          074/G01             F          520,000.00         ZZ
                                         360        519,668.41          1
    11610 AMANDA DRIVE                 8.250          3,906.59         80
                                       8.000          3,906.59      650,000.00
    STUDIO CITY      CA   91604          1            07/03/96         00
    0430019992                           05           09/01/96          0
    1596004648                           O            08/01/26
    0


    1522494          074/G01             F          276,000.00         ZZ
                                         360        275,655.70          1
    4114 MAGNA CARTA ROAD              8.375          2,097.80         80
                                       8.125          2,097.80      345,000.00
    CALABASAS        CA   91302          1            06/20/96         00
    0430020008                           05           08/01/96          0
    1596004681                           O            07/01/26
    0


    1522495          074/G01             F          260,000.00         ZZ
                                         360        259,175.66          1
    959 N KELLOGG AVENUE               8.375          1,976.19         80
                                       8.125          1,976.19      325,000.00
    SANTA BARBARA    CA   93111          1            06/03/96         00
    0430019943                           05           08/01/96          0
    1596004820                           O            07/01/26
    0


    1522496          074/G01             F          650,000.00         ZZ
                                         360        649,654.09          1
    876 VALLOMBROSA DRIVE              9.125          5,288.62         73
                                       8.875          5,288.62      900,000.00
    PASADENA         CA   91107          5            07/09/96         00
    0430021535                           05           09/01/96          0
    1596004910                           O            08/01/26
    0


    1522498          074/G01             F          350,000.00         ZZ
                                         360        349,787.97          1
    18103 KINGSPORT DRIVE              8.500          2,691.20         53
                                       8.250          2,691.20      669,500.00
    MALIBU           CA   90265          1            07/05/96         00
    0430019950                           03           09/01/96          0
    1596005425                           O            08/01/26
    0


    1522499          074/G01             F          400,000.00         ZZ
                                         360        399,751.38          1
    1401 BECKWITH AVENUE               8.375          3,040.29         56
                                       8.125          3,040.29      715,500.00
1


    LOS ANGELES      CA   90049          1            07/08/96         00
    0430019968                           05           09/01/96          0
    1596006676                           O            08/01/26
    0


    1522501          074/G01             F          560,000.00         ZZ
                                         360        559,677.80          1
    509 HILLGREEN DRIVE                8.750          4,405.53         76
                                       8.500          4,405.53      743,000.00
    BEVERLY HILLS    CA   90212          5            07/08/96         00
    0430020495                           05           09/01/96          0
    1596007158                           O            08/01/26
    0


    1522502          074/G01             F          229,500.00         ZZ
                                         360        229,364.50          1
    7812 ANISE AVENUE                  8.625          1,785.03         90
                                       8.375          1,785.03      255,000.00
    LOS ANGELES      CA   90045          1            07/03/96         10
    0430021147                           05           09/01/96         25
    1596007271                           O            08/01/26
    0


    1522505          074/G01             F          258,000.00         ZZ
                                         360        257,652.63          1
    2131 CABOTS POINT LANE             8.000          1,893.11         73
                                       7.750          1,893.11      355,000.00
    RESTON           VA   22091          5            06/28/96         00
    0430024554                           09           08/01/96          0
    1701127454                           O            07/01/26
    0


    1522506          074/G01             F          239,900.00         ZZ
                                         360        239,568.72          1
    3210 FOX MILL ROAD                 7.875          1,739.44         80
                                       7.625          1,739.44      299,900.00
    OAKTON           VA   22124          1            06/21/96         00
    0430021097                           03           08/01/96          0
    1761082398                           O            07/01/26
    0


    1522510          074/G01             F          350,000.00         ZZ
                                         360        297,923.47          1
    OFF RTE 227                        8.125          2,598.74         47
                                       7.875          2,598.74      750,000.00
    SOUTHPORT        ME   04576          5            02/22/96         00
    0430024521                           05           04/01/96          0
    1811057947                           O            03/01/26
    0
1




    1522511          074/G01             F          228,700.00         ZZ
                                         360        228,479.99          1
    134 STATE ROAD                     9.625          1,943.93         75
                                       9.375          1,943.93      305,000.00
    VINEYARD HAVEN   MA   02568          1            06/21/96         00
    0430023515                           05           08/01/96          0
    1816002192                           O            07/01/26
    0


    1522512          074/G01             F          390,000.00         T
                                         360        389,500.91          1
    45 EASTERN POINT ROAD              8.250          2,929.94         80
                                       8.000          2,929.94      487,500.00
    GLOUCESTER       MA   01930          1            07/02/96         00
    0430023523                           05           08/01/96          0
    1816002556                           O            07/01/26
    0


    1522513          074/G01             F          210,520.00         ZZ
                                         360        210,198.95          1
    310 HOLLY BROOKE CT                8.250          1,581.57         95
                                       8.000          1,581.57      221,600.00
    WALKERSVILLE     MD   21793          1            06/28/96         11
    0430023549                           03           08/01/96         30
    1821106845                           O            07/01/26
    0


    1522517          074/074             F          120,750.00         ZZ
                                         360        120,614.12          1
    138 OLD ORCHARD LN                 8.875            960.74         75
                                       8.625            960.74      161,000.00
    OCEAN            NJ   07712          1            06/27/96         00
    1101198156                           01           08/01/96          0
    1101198156                           O            07/01/26
    0


    1522518          074/074             F          252,000.00         ZZ
                                         360        251,701.35          1
    41 CONCORD ROAD                    8.625          1,960.04         80
                                       8.375          1,960.04      315,000.00
    ARDSLEY          NY   10502          1            06/07/96         00
    1106002477                           05           08/01/96          0
    1106002477                           O            07/01/26
    0


    1522519          074/074             F          250,000.00         ZZ
                                         360        249,636.93          1
1


    3005 WELLS ROAD                    7.750          1,791.04         59
                                       7.500          1,791.04      425,000.00
    PECONIC          NY   11958          5            06/05/96         00
    1106005511                           05           08/01/96          0
    1106005511                           O            07/01/26
    0


    1522520          074/074             F          235,000.00         ZZ
                                         360        234,699.26          1
    10 PROSPECT STREET                 8.250          1,765.48         71
                                       8.000          1,765.48      335,000.00
    GREAT NECK       NY   11021          1            06/26/96         00
    1106007426                           05           08/01/96          0
    1106007426                           O            07/01/26
    0


    1522522          074/074             F           80,000.00         ZZ
                                         360         79,897.61          1
    22 BAY VIEW DRIVE                  8.250            601.02         45
                                       8.000            601.02      180,000.00
    SAG HARBOR       NY   11963          1            06/12/96         00
    1111037594                           05           08/01/96          0
    1111037594                           O            07/01/26
    0


    1522523          074/074             F          146,250.00         ZZ
                                         360        145,982.31          1
    757 LESLIE LANE                    8.500          1,124.54         75
                                       8.250          1,124.54      195,000.00
    EAST MEADOW      NY   11554          1            05/21/96         00
    1111045071                           05           07/01/96          0
    1111045071                           O            06/01/26
    0


    1522524          074/074             F          508,000.00         ZZ
                                         360        505,832.87          1
    316 HAINES ROAD                    8.000          3,727.53         80
                                       7.750          3,727.53      635,000.00
    BEDFORD HILLS    NY   10507          2            02/16/96         00
    1112044008                           05           04/01/96          0
    1112044008                           O            03/01/26
    0


    1522525          074/074             F          375,000.00         ZZ
                                         360        373,692.54          2
    401 CLINTON AVENUE                 7.875          2,719.02         65
                                       7.625          2,719.02      580,000.00
    BROOKLYN         NY   11238          5            03/14/96         00
    1112060864                           05           05/01/96          0
1


    1112060864                           O            04/01/26
    0


    1522526          074/074             F          328,000.00         ZZ
                                         360        327,621.20          1
    38 COTTAGE LANE                    8.750          2,580.38         80
                                       8.500          2,580.38      410,000.00
    UPPER SADDLE RI  NJ   07458          1            06/18/96         00
    1113014421                           05           08/01/96          0
    1113014421                           O            07/01/26
    0


    1522527          074/074             F          543,750.00         ZZ
                                         360        542,749.51          1
    23 LEATHERSTOCKING LANE            8.750          4,277.68         75
                                       8.500          4,277.68      725,000.00
    SCARSDALE        NY   10583          1            06/13/96         00
    1500206256                           05           08/01/96          0
    1500206256                           O            07/01/26
    0


    1522528          074/074             F          224,000.00         ZZ
                                         360        223,760.68          1
    114 PROSPECT AVENUE                9.125          1,822.54         80
                                       8.875          1,822.54      280,000.00
    WOODMERE         NY   11598          1            06/18/96         00
    1500207420                           05           08/01/96          0
    1500207420                           O            07/01/26
    0


    1522529          074/074             F          236,250.00         ZZ
                                         360        235,962.74          1
    57 FLEETS COVE ROAD                8.500          1,816.56         75
                                       8.250          1,816.56      315,000.00
    HUNTINGTON       NY   11743          1            07/01/96         00
    1500207850                           05           08/01/96          0
    1500207850                           O            07/01/26
    0


    1522533          074/074             F          120,000.00         ZZ
                                         360        119,864.42          1
    128-35 235TH STREET                9.000            965.55         80
                                       8.750            965.55      150,000.00
    LAURELTON        NY   11422          5            06/12/96         00
    1500212340                           05           08/01/96          0
    1500212340                           O            07/01/26
    0


1


    1522535          074/074             F          650,000.00         ZZ
                                         360        649,406.95          1
    STERLING LANE                      9.875          5,644.27         61
                                       9.625          5,644.27    1,075,000.00
    UPPER BROOKVILL  NY   11771          5            06/14/96         00
    1500222081                           05           08/01/96          0
    1500222081                           O            07/01/26
    0


    1522536          074/074             F          650,000.00         ZZ
                                         360        649,437.69          1
    59 ANNFIELD COURT                 10.125          5,764.35         55
                                       9.875          5,764.35    1,200,000.00
    STATEN ISLAND    NY   10305          5            06/26/96         00
    1500222627                           05           08/01/96          0
    1500222627                           O            07/01/26
    0


    1522537          074/074             F           79,300.00         ZZ
                                         360         79,110.68          1
    22 OAK AVENUE                      8.625            616.79         65
                                       8.375            616.79      122,000.00
    CENTEREACH       NY   11720          5            04/24/96         00
    1500222729                           05           06/01/96          0
    1500222729                           O            05/01/26
    0


    1522540          074/074             F          169,000.00         ZZ
                                         360        168,783.73          1
    30 DEYOUNG ROAD                    8.250          1,269.64         70
                                       8.000          1,269.64      244,000.00
    GLEN ROCK        NJ   07452          1            06/28/96         00
    1511009814                           05           08/01/96          0
    1511009814                           O            07/01/26
    0


    1522541          074/074             F          423,000.00         ZZ
                                         360        422,472.32          1
    3 FALCON RUN                       8.375          3,215.11         80
                                       8.125          3,215.11      533,000.00
    KINNELON         NJ   07403          1            06/20/96         00
    1511019330                           05           08/01/96          0
    1511019330                           O            07/01/26
    0


    1522542          074/074             F           50,000.00         ZZ
                                         360         49,883.62          1
    6 LEE AVENUE                       8.750            393.36         74
                                       8.500            393.36       68,000.00
1


    BAY SHORE        NY   11706          1            04/10/96         00
    1576011436                           05           06/01/96          0
    1576011436                           O            05/01/26
    0


    1522544          074/074             F          306,000.00         ZZ
                                         360        305,637.38          1
    7 VALLEYWOOD ROAD                  8.625          2,380.04         90
                                       8.375          2,380.04      340,000.00
    GREENWICH        CT   06807          1            06/21/96         01
    1580032509                           05           08/01/96         25
    1580032509                           O            07/01/26
    0


    1522545          074/074             F          243,400.00         ZZ
                                         360        243,072.27          1
    9 OLD ORCHARD ROAD                 8.000          1,785.99         64
                                       7.750          1,785.99      385,000.00
    WESTPORT         CT   06880          1            07/03/96         00
    1587035550                           05           08/01/96          0
    1587035550                           O            07/01/26
    0


    1522546          074/074             F          185,000.00         ZZ
                                         360        184,775.06          1
    13 VIRGINIA ROAD                   8.500          1,422.49         74
                                       8.250          1,422.49      250,000.00
    MONTVILLE        NJ   07045          1            06/27/96         00
    1587036790                           05           08/01/96          0
    1587036790                           O            07/01/26
    0


    1522548          074/074             F          292,500.00         ZZ
                                         360        291,689.02          1
    441 GRAND CONCOURSE                9.000          2,353.53         90
                                       8.750          2,353.53      325,000.00
    MIAMI SHORES     FL   33138          1            04/05/96         21
    1589041702                           05           05/01/96         30
    1589041702                           O            04/01/26
    0


    1522549          074/074             F          243,200.00         ZZ
                                         360        242,904.29          1
    29 PEASE ROAD                      8.500          1,870.00         80
                                       8.250          1,870.00      304,000.00
    WOODBRIDGE       CT   06525          1            07/03/96         00
    1817094200                           05           08/01/96          0
    1817094200                           O            07/01/26
    0
1




    1522557          074/G01             F        1,000,000.00         ZZ
                                         360        999,424.67          1
    1042 WASHINGTON CROSSING ROAD      8.750          7,867.00         67
                                       8.500          7,867.00    1,500,000.00
    WASHINGTON CROS  PA   18977          2            07/05/96         00
    0430025601                           05           09/01/96          0
    1175036296                           O            08/01/26
    0


    1522558          074/G01             F          472,000.00         ZZ
                                         360        471,683.30          1
    15140 GREENLEAF STREET             8.000          3,463.37         80
                                       7.750          3,463.37      590,000.00
    SHERMAN OAKS     CA   91403          1            07/17/96         00
    0430020768                           05           09/01/96          0
    1234000493                           O            08/01/26
    0


    1522559          074/G01             F           68,000.00         ZZ
                                         360         67,960.87          1
    5133 HIGHLAND VIEW AVENUE          8.750            534.96         42
                                       8.500            534.96      163,000.00
    LOS ANGELES      CA   90041          1            07/23/96         00
    0430020826                           05           09/01/96          0
    1234000802                           O            08/01/26
    0


    1522560          074/G01             F          225,150.00         ZZ
                                         360        224,737.90          1
    2406 LEGACY ISLAND CIRCLE          8.500          1,731.21         75
                                       8.250          1,731.21      300,200.00
    HENDERSON        NV   89014          1            05/22/96         00
    0430017707                           03           07/01/96          0
    1251112020                           O            06/01/26
    0


    1522563          074/G01             F          168,000.00         ZZ
                                         360        167,905.82          1
    82 WEST HIGH COUNTRY ROAD          8.875          1,336.68         80
                                       8.625          1,336.68      210,000.00
    HERRIMAN         UT   84065          5            07/12/96         00
    0430024760                           05           09/01/96          0
    1496002425                           O            08/01/26
    0


    1522565          074/G01             F          220,000.00         ZZ
                                         360        219,206.53          1
1


    11 OYSTER POINT                    8.625          1,711.14         68
                                       8.375          1,711.14      325,099.00
    WARREN           RI   02885          1            02/21/96         00
    0430017897                           01           04/01/96          0
    1500170727                           O            03/01/26
    0


    1522566          074/G01             F          225,900.00         ZZ
                                         360        225,770.03          1
    3704 QUAVE ROAD                    8.750          1,777.16         90
                                       8.500          1,777.16      251,000.00
    OCEAN SPRINGS    MS   39564          1            07/15/96         10
    0430017319                           05           09/01/96         25
    1502031732                           O            08/01/26
    0


    1522567          074/G01             F          283,200.00         ZZ
                                         360        281,981.19          1
    4828 HANGING MOSS LANE             7.750          2,028.88         80
    LOT 22                             7.500          2,028.88      354,000.00
    SARASOTA         FL   34238          2            02/23/96         00
    0430018168                           03           04/01/96          0
    1503078979                           O            03/01/26
    0


    1522568          074/G01             F          236,300.00         ZZ
                                         360        235,769.43          1
    255 DEL NORTE COURT                8.375          1,796.05         90
                                       8.125          1,796.05      264,947.00
    BOSQUE FARMS     NM   87068          2            05/30/96         14
    0430024695                           05           07/01/96         25
    1504043834                           O            06/01/26
    0


    1522571          074/G01             F          266,250.00         ZZ
                                         360        266,088.70          1
    4029 GLENWOOD DRIVE                8.500          2,047.24         75
                                       8.250          2,047.24      355,000.00
    FORT WORTH       TX   76109          1            07/29/96         00
    0430017772                           05           09/01/96          0
    1504056064                           O            08/01/26
    0


    1522574          074/G01             F          332,000.00         ZZ
                                         360        331,596.33          1
    14360 LAKEVIEW DRIVE               8.500          2,552.79         80
    5222527C                           8.250          2,552.79      415,000.00
    CLIVE            IA   50325          1            07/23/96         00
    0430024745                           05           08/01/96          0
1


    1505035478                           O            07/01/26
    0


    1522575          074/G01             F          235,000.00         ZZ
                                         360        234,695.61          1
    151 SAYLESVILLE DR                 8.625          1,827.81         71
                                       8.375          1,827.81      335,000.00
    CHESTERFIELD     MO   63017          5            07/11/96         00
    0430017855                           03           08/01/96          0
    1505037484                           O            07/01/26
    0


    1522576          074/G01             F          232,750.00         ZZ
                                         360        231,635.30          1
    825 VENEZIA AVENUE                 8.875          1,851.86         95
                                       8.625          1,851.86      245,000.00
    VENICE AREA      CA   90291          1            04/22/96         11
    0430024653                           05           06/01/96         30
    1506122512                           O            05/01/26
    0


    1522577          074/G01             F          112,000.00         ZZ
                                         360        111,941.93          1
    RD2 BOX 122-A                      9.250            921.40         80
                                       9.000            921.40      140,000.00
    WAYNESBURG       PA   15370          5            07/09/96         00
    0430025619                           05           09/01/96          0
    1506140864                           O            08/01/26
    0


    1522578          074/G01             F          597,600.00         ZZ
                                         360        597,256.17          1
    4984 BREWSTER DRIVE                8.750          4,701.33         80
                                       8.500          4,701.33      747,000.00
    LOS ANGELES      CA   91356          1            07/18/96         00
    0430020818                           05           09/01/96          0
    1506141867                           O            08/01/26
    0


    1522579          074/G01             F          344,000.00         ZZ
                                         360        343,791.60          1
    915 ALAMEDA BOULEVARD              8.500          2,645.07         80
                                       8.250          2,645.07      430,000.00
    CORONADO         CA   92118          1            07/05/96         00
    0430020842                           05           09/01/96          0
    1506144672                           O            08/01/26
    0


1


    1522580          074/G01             F          104,000.00         ZZ
                                         360        103,948.84          1
    3250 JENNELLA                      9.500            874.49         74
                                       9.250            874.49      141,000.00
    COMMERCE TWNSHP  MI   48390          1            07/23/96         00
    0430018432                           05           09/01/96          0
    1507154310                           O            08/01/26
    0


    1522581          074/G01             F          235,000.00         ZZ
                                         360        234,865.35          1
    7796 JOHNSTOWN ALEXAN              8.875          1,869.77         75
                                       8.625          1,869.77      314,000.00
    JOHNSTOWN        OH   43031          5            06/28/96         00
    0430020800                           05           09/01/96          0
    1507156542                           O            08/01/26
    0


    1522582          074/G01             F          387,000.00         ZZ
                                         360        386,564.47          1
    13718  WILLOW TREE DR              8.875          3,079.15         90
                                       8.625          3,079.15      430,000.00
    ROCKVILLE        MD   20850          1            07/03/96         14
    0430020628                           03           08/01/96         25
    1507160233                           O            07/01/26
    0


    1522583          074/G01             F          300,000.00         ZZ
                                         360        298,526.03          1
    5221 WINDWARD WAY                  7.875          2,175.21         76
                                       7.625          2,175.21      395,000.00
    EDMOND           OK   73013          2            01/16/96         00
    0430020602                           03           03/01/96          0
    1510037279                           O            02/01/26
    0


    1522585          074/G01             F          145,000.00         ZZ
                                         360        144,836.81          1
    3420 PINETREE DRIVE                8.875          1,153.69         54
                                       8.625          1,153.69      270,000.00
    SMYRNA           GA   30080          5            06/24/96         00
    0430020792                           05           08/01/96          0
    1511021434                           O            07/01/26
    0


    1522586          074/G01             F          480,000.00         ZZ
                                         360        479,473.65          1
    23 STILLWATER TRACE                9.000          3,862.19         80
                                       8.750          3,862.19      600,000.00
1


    GRIFFIN          GA   30223          2            06/28/96         00
    0430025627                           05           08/01/96          0
    1511023939                           O            07/01/26
    0


    1522588          074/G01             F          171,250.00         ZZ
                                         360        171,161.22          1
    1238 NEWBRIDGE TRACE               9.250          1,408.83         72
                                       9.000          1,408.83      240,000.00
    ATLANTA          GA   30319          2            07/08/96         00
    0430024851                           09           09/01/96          0
    1511028557                           O            08/01/26
    0


    1522589          074/G01             F          329,600.00         ZZ
                                         360        327,728.80          1
    1142 EAST CLUB LANE                8.125          2,447.27         80
                                       7.875          2,447.27      412,000.00
    ATLANTA          GA   30319          1            04/04/96         00
    0430024828                           05           06/01/96          0
    1511033830                           O            05/01/26
    0


    1522590          074/G01             F          212,600.00         ZZ
                                         360        211,823.60          1
    275 CARLYN AVENUE                  8.000          1,559.98         80
                                       7.750          1,559.98      265,750.00
    CAMPBELL         CA   95008          1            04/17/96         00
    0430020644                           05           06/01/96          0
    1512005047                           O            05/01/26
    0


    1522591          074/G01             F          149,500.00         T
                                         360        149,169.67          1
    76-6249 KUPUNA STREET              9.000          1,202.91         65
                                       8.750          1,202.91      230,000.00
    KAILUA-KONA      HI   96740          1            04/12/96         00
    0430024810                           05           06/01/96          0
    1512008191                           O            05/01/26
    0


    1522592          074/G01             F          418,700.00         ZZ
                                         360        418,459.11          1
    9833 RIDGE ROCK COURT              8.750          3,293.91         86
                                       8.500          3,293.91      492,511.00
    LAS VEGAS        NV   89134          4            07/03/96         01
    0430025080                           05           09/01/96         12
    1512015594                           O            08/01/26
    0
1




    1522593          074/G01             F          500,000.00         ZZ
                                         360        499,733.92          1
    10419 NORTH 57TH STREET            9.125          4,068.16         55
                                       8.875          4,068.16      915,000.00
    SCOTTSDALE       AZ   85253          5            07/11/96         00
    0430024786                           05           09/01/96          0
    1512017818                           O            08/01/26
    0


    1522594          074/G01             F          299,900.00         ZZ
                                         360        299,553.66          1
    4333 ROSS DRIVE                    8.750          2,359.31         80
                                       8.500          2,359.31      374,900.00
    RENO             NV   89509          1            06/27/96         00
    0430024752                           05           08/01/96          0
    1512020266                           O            07/01/26
    0


    1522595          074/G01             F          285,000.00         ZZ
                                         360        284,848.33          1
    1360 EDINBORO DRIVE                9.125          2,318.86         80
                                       8.875          2,318.86      360,000.00
    BOULDER          CO   80303          2            06/28/96         00
    0430024737                           05           09/01/96          0
    1513009735                           O            08/01/26
    0


    1522596          074/G01             F          247,500.00         ZZ
                                         360        247,069.70          1
    13131 EAST COUNTY LINE ROAD        8.750          1,947.08         75
                                       8.500          1,947.08      330,000.00
    LONGMONT         CO   80501          2            05/20/96         00
    0430017996                           05           07/01/96          0
    1513021865                           O            06/01/26
    0


    1522598          074/G01             F          270,000.00         ZZ
                                         360        269,505.80          1
    16933 INGLEWOOD ROAD NORTHEAST     8.500          2,076.07         63
                                       8.250          2,076.07      430,000.00
    BOTHELL          WA   98011          1            05/06/96         00
    0430024729                           05           07/01/96          0
    1513033810                           O            06/01/26
    0


    1522599          074/G01             F          251,150.00         ZZ
                                         360        250,997.85          1
1


    3406 CHERRYSTONE COURT             8.500          1,931.13         80
                                       8.250          1,931.13      314,000.00
    FORT COLLINS     CO   80525          1            07/30/96         00
    0430025635                           03           09/01/96          0
    1513033988                           O            08/01/26
    0


    1522600          074/G01             F          275,000.00         ZZ
                                         360        274,841.78          1
    2727 103RD AVENUE SOUTHEAST        8.750          2,163.43         56
                                       8.500          2,163.43      497,000.00
    BEAUX ARTS       WA   98004          1            07/12/96         00
    0430020867                           05           09/01/96          0
    1513039146                           O            08/01/26
    0


    1522602          074/G01             F          525,000.00         ZZ
                                         360        524,665.22          1
    3434 21ST STREET                   8.250          3,944.15         75
                                       8.000          3,944.15      700,000.00
    SAN FRANCISCO    CA   94110          5            07/19/96         00
    0430017913                           05           09/01/96          0
    1561322228                           O            08/01/26
    0


    1522603          074/G01             F          227,200.00         ZZ
                                         360        226,930.76          1
    1035 HAMILTON AVENUE               8.625          1,767.14         80
                                       8.375          1,767.14      284,000.00
    MILPITAS         CA   95035          1            06/05/96         00
    0430020743                           05           08/01/96          0
    1561330510                           O            07/01/26
    0


    1522604          074/G01             F          392,000.00         ZZ
                                         360        391,768.56          1
    266 LOYOLA DRIVE                   8.625          3,048.94         80
                                       8.375          3,048.94      490,000.00
    MILLBRAE         CA   94030          5            07/12/96         00
    0430020875                           05           09/01/96          0
    1561332174                           O            08/01/26
    0


    1522605          074/G01             F          636,000.00         ZZ
                                         360        635,604.69          1
    3216 WOODSIDE ROAD                 8.375          4,834.06         80
                                       8.125          4,834.06      795,000.00
    WOODSIDE         CA   94062          1            07/29/96         00
    0430025643                           05           09/01/96          0
1


    1561332414                           O            08/01/26
    0


    1522606          074/G01             F          224,000.00         ZZ
                                         360        223,864.30          1
    110 QUARRY LANE                    8.500          1,722.37         54
                                       8.250          1,722.37      415,000.00
    SANTA CRUZ       CA   95066          1            07/22/96         00
    0430020883                           03           09/01/96          0
    1561333144                           O            08/01/26
    0


    1522607          074/G01             F          242,100.00         ZZ
                                         360        240,769.67          1
    3354 BURRITT WAY                   8.000          1,776.45         90
                                       7.750          1,776.45      269,000.00
    GLENDALE         CA   91214          1            12/01/95         10
    0430025023                           05           02/01/96         25
    1562142040                           O            01/01/26
    0


    1522608          074/G01             F          650,000.00         ZZ
                                         360        649,541.24          1
    604 23RD STREET                    7.750          4,656.68         64
                                       7.500          4,656.68    1,025,000.00
    SANTA MONICA     CA   90402          2            07/03/96         00
    0430020735                           05           09/01/96          0
    1562159825                           O            08/01/26
    0


    1522609          074/G01             F          233,700.00         ZZ
                                         360        233,562.02          1
    6238 ACACIA STREET                 8.625          1,817.70         95
                                       8.375          1,817.70      246,000.00
    LOS ANGELES      CA   90056          1            07/08/96         04
    0430025007                           05           09/01/96         30
    1562161769                           O            08/01/26
    0


    1522610          074/G01             F          345,900.00         ZZ
                                         360        345,695.78          1
    4910 SKYLINE ROAD                  8.625          2,690.38         80
                                       8.375          2,690.38      432,429.00
    RANCHO CUCAMONG  CA   91701          1            07/16/96         00
    0430020917                           05           09/01/96          0
    1562161791                           O            08/01/26
    0


1


    1522611          074/G01             F          455,000.00         ZZ
                                         360        453,968.28          1
    1509 GUILFORD LANE                 8.875          3,620.19         75
                                       8.625          3,620.19      609,000.00
    OKLAHOMA CITY    OK   73120          2            04/12/96         00
    0430025650                           05           06/01/96          0
    1563115687                           O            05/01/26
    0


    1522612          074/G01             F          245,000.00         ZZ
                                         360        244,717.05          1
    14524 SALEM CREEK ROAD             8.750          1,927.42         74
                                       8.500          1,927.42      333,000.00
    OKLAHOMA CITY    OK   73013          2            06/14/96         00
    0430024976                           03           08/01/96          0
    1563122412                           O            07/01/26
    0


    1522613          074/G01             F          256,050.00         ZZ
                                         360        255,902.68          1
    1800 CROSSBOW                      8.750          2,014.35         90
                                       8.500          2,014.35      287,000.00
    EDMOND           OK   73034          1            07/22/96         01
    0430017939                           03           09/01/96         25
    1563125115                           O            08/01/26
    0


    1522615          074/G01             F          231,950.00         ZZ
                                         360        231,809.48          1
    2006 FALCON RIDGE DRIVE            8.500          1,783.50         80
                                       8.250          1,783.50      289,950.00
    PETALUMA         CA   94954          1            07/25/96         00
    0430017681                           03           09/01/96          0
    1563127631                           O            08/01/26
    0


    1522618          074/G01             F          296,800.00         ZZ
                                         360        296,256.75          1
    19512 NE 129TH WAY                 8.500          2,282.14         80
                                       8.250          2,282.14      371,000.00
    WOODINVILLE      WA   98072          1            05/28/96         00
    0430024869                           03           07/01/96          0
    1565132790                           O            06/01/26
    0


    1522619          074/G01             F          283,950.00         ZZ
                                         360        283,604.74          1
    16625 178TH AVENUE NORTHEAST       8.500          2,183.33         90
                                       8.250          2,183.33      315,500.00
1


    WOODINVILLE      WA   98072          1            06/10/96         10
    0430024844                           05           08/01/96         25
    1565132916                           O            07/01/26
    0


    1522620          074/G01             F          279,300.00         ZZ
                                         360        279,130.79          1
    21725 EASTMONT DRIVE               8.500          2,147.58         95
                                       8.250          2,147.58      296,000.00
    BEND             OR   97701          1            07/15/96         10
    0430019240                           05           09/01/96         30
    1565134183                           O            08/01/26
    0


    1522622          074/G01             F          124,000.00         ZZ
                                         360        123,920.44          1
    7705 184TH AVENUE EAS              8.375            942.49         80
                                       8.125            942.49      155,000.00
    BONNEY LAKE      WA   98390          5            07/10/96         00
    0430024992                           05           09/01/96          0
    1565134820                           O            08/01/26
    0


    1522623          074/G01             F          109,200.00         ZZ
                                         360        109,144.85          1
    447 SOUTHWEST 67TH STREET          9.375            908.28         65
                                       9.125            908.28      168,000.00
    REDMOND          OR   97756          5            07/08/96         00
    0430020891                           05           09/01/96          0
    1565134977                           O            08/01/26
    0


    1522624          074/G01             F          225,000.00         ZZ
                                         360        224,873.85          1
    15480 SOUTHWIND LANE               8.875          1,790.21         90
                                       8.625          1,790.21      250,000.00
    BROOKINGS        OR   97415          1            07/11/96         12
    0430024984                           05           09/01/96         25
    1565135084                           O            08/01/26
    0


    1522625          074/G01             F          450,000.00         ZZ
                                         360        449,727.38          1
    3400 W LK SAMMAMISH PKWY SE        8.500          3,460.12         69
                                       8.250          3,460.12      655,000.00
    BELLEVUE         WA   98008          2            07/24/96         00
    0430020941                           05           09/01/96          0
    1565135404                           O            08/01/26
    0
1




    1522627          074/G01             F          109,500.00         ZZ
                                         360        109,373.54          1
    205 THIRD STREET 6                 8.750            861.44         79
                                       8.500            861.44      140,000.00
    ATLANTA          GA   30308          2            06/12/96         00
    0430020859                           01           08/01/96          0
    1566070778                           O            07/01/26
    0


    1522628          074/G01             F          284,000.00         ZZ
                                         360        282,478.03          1
    10205 SAUNDERS DRIVE               8.125          2,108.70         87
                                       7.875          2,108.70      330,000.00
    SAN DIEGO        CA   92131          2            12/12/95         10
    0430022046                           05           02/01/96         25
    1567144100                           O            01/01/26
    0


    1522629          074/G01             F          242,250.00         ZZ
                                         360        242,110.62          1
    12120 BRANICOLE LANE               8.750          1,905.79         95
                                       8.500          1,905.79      255,000.00
    SAN DIEGO        CA   92129          1            07/22/96         10
    0430023093                           03           09/01/96         30
    1567164980                           O            08/01/26
    0


    1522630          074/G01             F          376,000.00         ZZ
                                         360        375,754.04          1
    12899 HARWICK LANE                 8.125          2,791.79         80
                                       7.875          2,791.79      470,000.00
    SAN DIEGO        CA   92130          1            07/17/96         00
    0430020719                           05           09/01/96          0
    1567165698                           O            08/01/26
    0


    1522631          074/G01             F          424,000.00         ZZ
                                         360        423,756.06          1
    240 COAST BOULEVARD #B1            8.750          3,335.61         80
                                       8.500          3,335.61      530,000.00
    SAN DIEGO        CA   92037          1            07/26/96         00
    0430018507                           01           09/01/96          0
    1567165870                           O            08/01/26
    0


    1522633          074/G01             F          178,000.00         ZZ
                                         360        177,889.36          1
1


    3635 NORTH SABINO CREEK PLACE      8.375          1,352.93         79
                                       8.125          1,352.93      226,000.00
    TUCSON           AZ   85750          2            07/31/96         00
    0430018044                           03           09/01/96          0
    1569147960                           O            08/01/26
    0


    1522634          074/G01             F          360,000.00         ZZ
                                         360        358,949.14          1
    712 SHORELINE CIRCLE               8.750          2,832.13         80
                                       8.500          2,832.13      450,000.00
    EL DORADO HILLS  CA   95762          1            03/21/96         00
    0430020701                           03           05/01/96          0
    1573147329                           O            04/01/26
    0


    1522635          074/G01             F           84,500.00         ZZ
                                         360         84,293.02          1
    7522 DEVONSHIRE LANE               8.500            649.74         63
                                       8.250            649.74      134,500.00
    RENO             NV   89511          1            04/25/96         00
    0430024950                           03           06/01/96          0
    1573149620                           O            05/01/26
    0


    1522636          074/G01             F          275,200.00         ZZ
                                         360        275,028.95          1
    4 EUCALYPTUS LANE                  8.375          2,091.72         95
                                       8.125          2,091.72      289,705.00
    SAN RAMON        CA   94583          1            07/17/96         04
    0430024927                           03           09/01/96         30
    1573152464                           O            08/01/26
    0


    1522637          074/G01             F          244,800.00         ZZ
                                         360        244,651.69          1
    6 BRYN MAWR COURT                  8.500          1,882.31         90
                                       8.250          1,882.31      272,000.00
    SAN RAMON        CA   94583          1            07/01/96         04
    0430024919                           05           09/01/96         25
    1573152850                           O            08/01/26
    0


    1522638          074/G01             F          242,100.00         ZZ
                                         240        241,348.95          1
    9614 WEST 128TH TERRACE            8.750          2,139.47         80
                                       8.500          2,139.47      302,671.00
    OVERLAND PARK    KS   66213          1            06/06/96         00
    0430022715                           03           08/01/96          0
1


    1576015710                           O            07/01/16
    0


    1522639          074/G01             F          352,000.00         ZZ
                                         360        351,792.18          1
    7269 HOWARD LANE                   8.625          2,737.82         80
                                       8.375          2,737.82      440,000.00
    EDEN PRAIRIE     MN   55346          1            08/02/96         00
    0430020693                           05           09/01/96          0
    1576021859                           O            08/01/26
    0


    1522640          074/G01             F          347,400.00         ZZ
                                         360        345,442.76          1
    10051 ROBINSON CHURCH ROAD         7.875          2,518.90         90
                                       7.625          2,518.90      386,000.00
    HARRISBURG       NC   28075          2            12/27/95         10
    0430017889                           05           02/01/96         25
    1577025447                           O            01/01/26
    0


    1522641          074/G01             F          264,000.00         T
                                         360        263,516.78          1
    5303 HAMPTON PLACE SOUTH           8.500          2,029.94         80
                                       8.250          2,029.94      330,000.00
    HILTON HEAD ISL  SC   29928          1            05/16/96         00
    0430018200                           08           07/01/96          0
    1577039500                           O            06/01/26
    0


    1522642          074/G01             F          206,250.00         ZZ
                                         360        205,757.62          1
    3100 RUNNING BROOK ROAD            8.625          1,604.20         75
                                       8.375          1,604.20      275,000.00
    ELIZABETH        CO   80107          1            04/30/96         00
    0430019828                           05           06/01/96          0
    1579022100                           O            05/01/26
    0


    1522643          074/G01             F          275,000.00         ZZ
                                         360        274,849.78          1
    1850 N HARD WINTER LANE            9.000          2,212.72         60
                                       8.750          2,212.72      460,000.00
    JACKSON          WY   83001          5            07/22/96         00
    0430022731                           05           09/01/96          0
    1579024922                           O            08/01/26
    0


1


    1522644          074/G01             F          382,400.00         ZZ
                                         360        382,174.23          1
    19135 BRETON PLACE                 8.625          2,974.27         90
                                       8.375          2,974.27      424,962.00
    MONUMENT         CO   80132          1            07/29/96         10
    0430018861                           03           09/01/96         25
    1579025470                           O            08/01/26
    0


    1522645          074/G01             F          280,000.00         ZZ
                                         360        279,659.54          1
    463 EAST 1450 NORTH                8.500          2,152.96         74
                                       8.250          2,152.96      380,000.00
    OREM             UT   84057          1            06/28/96         00
    0430022772                           05           08/01/96          0
    1579026860                           O            07/01/26
    0


    1522646          074/G01             F           78,400.00         ZZ
                                         360         78,356.04          1
    3750 SOUTH GRANGER DRIVE           8.875            623.79         80
                                       8.625            623.79       98,000.00
    WEST VALLEY      UT   84119          5            07/26/96         00
    0430025213                           05           09/01/96          0
    1579027851                           O            08/01/26
    0


    1522647          074/G01             F          348,000.00         ZZ
                                         360        347,789.18          1
    6510 COUNTY ROAD 146               8.500          2,675.82         80
                                       8.250          2,675.82      435,000.00
    ELIZABETH        CO   80107          1            07/30/96         00
    0430022798                           05           09/01/96          0
    1579028480                           O            08/01/26
    0


    1522648          074/G01             F           67,200.00         ZZ
                                         360         67,159.29          1
    1071 NORTH VALENTINE STREET        8.500            516.71         80
                                       8.250            516.71       84,000.00
    SALT LAKE CITY   UT   84116          2            07/26/96         00
    0430022277                           05           09/01/96          0
    1579028581                           O            08/01/26
    0


    1522650          074/G01             F           72,000.00         ZZ
                                         360         71,962.67          1
    362 WEST STREET                    9.250            592.33         60
                                       9.000            592.33      120,000.00
1


    RANDOLPH         MA   02368          5            07/26/96         00
    0430022491                           05           09/01/96          0
    1580033319                           O            08/01/26
    0


    1522652          074/G01             F          600,000.00         ZZ
                                         360        599,288.97          1
    341 PINE RIDGE DRIVE               8.625          4,666.74         71
                                       8.375          4,666.74      849,000.00
    BLOOMFIELD HILL  MI   48324          1            07/01/96         00
    0430020636                           03           08/01/96          0
    1581042439                           O            07/01/26
    0


    1522653          074/G01             F          127,850.00         ZZ
                                         360        127,723.72          1
    39462 CHAMPION COURT               9.500          1,075.04         75
                                       9.250          1,075.04      170,505.00
    NORTHVILLE       MI   48167          1            06/11/96         00
    0430024133                           01           08/01/96          0
    1581053210                           O            07/01/26
    0


    1522654          074/G01             F          247,900.00         ZZ
                                         360        247,606.21          1
    17975 CARDINAL                     8.625          1,928.15         80
                                       8.375          1,928.15      309,900.00
    GROSSE ILE       MI   48138          1            06/17/96         00
    0430020651                           05           08/01/96          0
    1581053672                           O            07/01/26
    0


    1522656          074/G01             F          378,000.00         ZZ
                                         360        377,823.64          1
    9910 NW 45 STREET                  9.750          3,247.61         90
                                       9.500          3,247.61      420,000.00
    CORAL SPRINGS    FL   33065          1            07/17/96         11
    0430017962                           05           09/01/96         25
    1581056182                           O            08/01/26
    0


    1522657          074/G01             F          281,000.00         ZZ
                                         360        280,861.77          1
    219 LAKE SHORE DRIVE               9.500          2,362.81         80
                                       9.250          2,362.81      354,991.00
    HOWELL           MI   48843          1            07/18/96         00
    0430018077                           03           09/01/96          0
    1581056218                           O            08/01/26
    0
1




    1522658          074/G01             F          133,000.00         T
                                         360        132,861.57          1
    2970 DOLPHIN DRIVE                 9.250          1,094.16         70
                                       9.000          1,094.16      190,000.00
    MARATHON         FL   33050          1            06/28/96         00
    0430020750                           05           08/01/96          0
    1581057094                           O            07/01/26
    0


    1522659          074/G01             F           49,600.00         ZZ
                                         360         49,570.71          1
    5956 WILLIAM                       8.625            385.79         80
                                       8.375            385.79       62,000.00
    TAYLOR           MI   48180          5            07/11/96         00
    0430020974                           05           09/01/96          0
    1581057990                           O            08/01/26
    0


    1522660          074/G01             F          268,000.00         ZZ
                                         360        267,853.61          1
    7304 SCOTTS LANE                   9.000          2,156.39         73
                                       8.750          2,156.39      368,000.00
    CRYSTAL LAKE     IL   60014          1            07/05/96         00
    0430022426                           05           09/01/96          0
    1583028370                           O            08/01/26
    0


    1522661          074/G01             F          111,200.00         ZZ
                                         360        111,140.82          1
    3512 EAST DOGWOOD CIRCLE           9.125            904.76         80
                                       8.875            904.76      139,000.00
    LAGRANGE         KY   40031          5            07/22/96         00
    0430022368                           05           09/01/96          0
    1585031183                           O            08/01/26
    0


    1522662          074/G01             F          135,000.00         ZZ
                                         360        134,765.28          1
    3123 O STREET S.E.                 8.750          1,062.05         75
                                       8.500          1,062.05      180,000.00
    WASHINGTON       DC   20020          2            05/06/96         00
    0430022335                           05           07/01/96          0
    1587031016                           O            06/01/26
    0


    1522663          074/G01             F          226,250.00         ZZ
                                         360        226,001.91          1
1


    12811 COUNTRY GLEN DRIVE           9.000          1,820.46         80
                                       8.750          1,820.46      282,835.00
    COOPER CITY      FL   33330          1            06/20/96         00
    0430022228                           05           08/01/96          0
    1589053268                           O            07/01/26
    0


    1522664          074/G01             F           95,000.00         ZZ
                                         360         94,948.10          1
    19195 MYSTIC POINTE DRIVE          9.000            764.40         68
    UNIT 2002                          8.750            764.40      140,000.00
    NORTH MIAMI BEA  FL   33180          1            07/26/96         00
    0430018887                           01           09/01/96          0
    1589056539                           O            08/01/26
    0


    1522665          074/G01             F          346,500.00         ZZ
                                         360        346,267.50          2
    637 MINORCA AVENUE                 8.000          2,542.50         90
                                       7.750          2,542.50      385,000.00
    CORAL GABLES     FL   33134          1            07/22/96         14
    0430022343                           05           09/01/96         25
    1589059402                           O            08/01/26
    0


    1522667          074/G01             F          108,750.00         ZZ
                                         360        108,693.62          1
    7304 PARK DRIVE                    9.250            894.66         75
                                       9.000            894.66      145,000.00
    TAMPA            FL   33610          1            07/30/96         00
    0430025130                           05           09/01/96          0
    1589059956                           O            08/01/26
    0


    1522668          074/G01             F          487,500.00         ZZ
                                         360        487,272.56          1
    9321 SW 93RD STREET                9.750          4,188.38         75
                                       9.500          4,188.38      650,000.00
    MIAMI            FL   33176          1            07/10/96         00
    0430020727                           05           09/01/96          0
    1589060467                           O            08/01/26
    0


    1522670          074/G01             F           50,600.00         ZZ
                                         360         50,573.76          1
    10362 SW 208 LANE                  9.250            416.28         75
                                       9.000            416.28       67,500.00
    MIAMI            FL   33189          1            07/24/96         00
    0430025114                           09           09/01/96          0
1


    1589061732                           O            08/01/26
    0


    1522671          074/G01             F          460,000.00         ZZ
                                         360        459,735.34          1
    468 ROVINO AVENUE                  8.750          3,618.83         80
                                       8.500          3,618.83      575,000.00
    CORAL GABLES     FL   33156          5            07/26/96         00
    0430022756                           05           09/01/96          0
    1589062553                           O            08/01/26
    0


    1522672          074/G01             F          318,400.00         ZZ
                                         360        317,846.41          1
    1851 MAR WEST STREET               8.750          2,504.86         80
                                       8.500          2,504.86      398,000.00
    TIBURON          CA   94920          1            05/06/96         00
    0430025668                           05           07/01/96          0
    1595002319                           O            06/01/26
    0


    1522673          074/G01             F          440,000.00         ZZ
                                         360        439,529.90          1
    1070 PESCADOR                      9.125          3,579.99         67
                                       8.875          3,579.99      665,000.00
    NEWPORT BEACH    CA   92660          1            06/28/96         00
    0430018333                           03           08/01/96          0
    1595004711                           O            07/01/26
    0


    1522674          074/G01             F          360,000.00         ZZ
                                         360        359,787.45          1
    2909 JACKSON STREET                8.625          2,800.05         65
                                       8.375          2,800.05      560,000.00
    SAN FRANCISCO    CA   94118          1            07/25/96         00
    0430020933                           01           09/01/96          0
    1595005882                           O            08/01/26
    0


    1522676          074/G01             F          225,000.00         ZZ
                                         360        224,863.69          1
    35 BLACKBIRD LANE                  8.500          1,730.06         79
                                       8.250          1,730.06      285,000.00
    LAGUNA BEACH     CA   92656          2            07/16/96         00
    0430025676                           03           09/01/96          0
    1595006262                           O            08/01/26
    0


1


    1522677          074/G01             F          279,300.00         ZZ
                                         360        279,139.30          1
    2539 CUNNINGHAM COURT              8.750          2,197.26         95
                                       8.500          2,197.26      294,000.00
    ORANGE           CA   92667          1            07/17/96         10
    0430025106                           05           09/01/96         30
    1595006692                           O            08/01/26
    0


    1522678          074/G01             F          390,000.00         ZZ
                                         360        389,115.67          1
    2759 SEAHORSE AVE                  8.875          3,103.02         75
                                       8.625          3,103.02      520,000.00
    VENTURA          CA   93001          1            04/11/96         00
    0430020909                           05           06/01/96          0
    1596000261                           O            05/01/26
    0


    1522679          074/G01             F          360,000.00         ZZ
                                         360        359,357.75          1
    2916 OAKHURST AVENUE               8.625          2,800.05         88
                                       8.375          2,800.05      411,000.00
    LOS ANGELES      CA   90034          2            05/24/96         10
    0430021857                           05           07/01/96         25
    1596002198                           O            06/01/26
    0


    1522680          074/G01             F          440,000.00         ZZ
                                         360        439,740.22          1
    4848 LOS FELIZ BOULEVARD           8.625          3,422.28         80
                                       8.375          3,422.28      550,000.00
    LOS ANGELES      CA   90027          1            07/30/96         00
    0430025684                           05           09/01/96          0
    1596005458                           O            08/01/26
    0


    1522681          074/G01             F          256,800.00         ZZ
                                         360        256,652.25          1
    90 MOLLISON DRIVE                  8.750          2,020.25         80
                                       8.500          2,020.25      321,000.00
    SIMI VALLEY      CA   93065          1            07/15/96         00
    0430020925                           03           09/01/96          0
    1596006756                           O            08/01/26
    0


    1522682          074/G01             F          246,400.00         ZZ
                                         360        246,234.67          1
    11450 GENTLEWOOD DRIVE             8.000          1,808.00         80
                                       7.750          1,808.00      308,000.00
1


    MOORPARK         CA   93021          1            07/18/96         00
    0430020669                           05           09/01/96          0
    1596007497                           O            08/01/26
    0


    1522683          074/G01             F          975,000.00         ZZ
                                         360        974,439.04          1
    444 SOUTH LORRAINE BOULEVARD       8.750          7,670.33         75
                                       8.500          7,670.33    1,300,000.00
    LOS ANGELES      CA   90020          2            07/19/96         00
    0430024059                           05           09/01/96          0
    1596007657                           O            08/01/26
    0


    1522684          074/G01             F          650,000.00         ZZ
                                         360        649,626.02          1
    1849 MISSION RIDGE ROAD            8.750          5,113.56         77
                                       8.500          5,113.56      850,000.00
    SANTA BARBARA    CA   93103          2            07/19/96         00
    0430020677                           05           09/01/96          0
    1596007690                           O            08/01/26
    0


    1522686          074/G01             F          100,400.00         ZZ
                                         360        100,178.16          1
    1030 TREE SHADES DR                9.000            807.84         65
                                       8.750            807.84      156,125.00
    ST PETERS        MO   63376          1            05/02/96         00
    0430017731                           03           06/01/96          0
    1632015828                           O            05/01/26
    0


    1522687          074/G01             F          291,920.00         ZZ
                                         360        291,747.66          1
    1 BLUE JAY DRIVE                   8.625          2,270.52         80
                                       8.375          2,270.52      364,900.00
    CONCORD          MA   01742          1            07/08/96         00
    0430021980                           05           09/01/96          0
    1810001619                           O            08/01/26
    0


    1522688          074/G01             F          292,500.00         ZZ
                                         360        291,978.20          1
    12 LAFOY STREET                    8.625          2,275.03         75
                                       8.375          2,275.03      390,000.00
    CLAYTON          NC   27520          5            05/24/96         00
    0430025098                           03           07/01/96          0
    1841106338                           O            06/01/26
    0
1




    1522691          147/G01             F          396,000.00         ZZ
                                         360        395,740.96          1
    10300 VIRETTA LANE                 8.125          2,940.29         80
                                       7.875          2,940.29      495,000.00
    LOS ANGELES      CA   90077          1            06/27/96         00
    0430023705                           05           09/01/96          0
    641562                               O            08/01/26
    0


    1522692          147/G01             F          204,000.00         ZZ
                                         360        203,891.43          1
    7 FIRE PRINCESS COURT              9.125          1,659.82         80
                                       8.875          1,659.82      255,000.00
    ROCKVILLE        MD   20852          1            07/26/96         00
    0430022665                           09           09/01/96          0
    767260                               O            08/01/26
    0


    1522694          147/G01             F          266,400.00         ZZ
                                         360        266,225.73          1
    46917 FOXSTONE PLACE               8.125          1,978.02         80
                                       7.875          1,978.02      333,000.00
    STERLING         VA   20165          1            07/30/96         00
    0430023689                           09           09/01/96          0
    496518                               O            08/01/26
    0


    1522695          074/074             F          330,000.00         ZZ
                                         360        329,588.34          1
    27 ROLLING RIDGE ROAD              8.375          2,508.24         51
                                       8.125          2,508.24      652,062.00
    WHITE PLAINS     NY   10605          1            06/20/96         00
    1106002251                           05           08/01/96          0
    1106002251                           O            07/01/26
    0


    1522696          074/074             F           94,000.00         ZZ
                                         360         93,781.29          1
    1520 ROUTE 212                     8.750            739.50         75
                                       8.500            739.50      126,000.00
    SAUGERTIES       NY   12477          2            04/24/96         00
    1107008388                           05           06/01/96          0
    1107008388                           O            05/01/26
    0


    1522697          074/074             F          126,350.00         ZZ
                                         360        126,282.76          1
1


    ROUTE 209                          9.125          1,028.03         75
    (TOWN OF MARBLETOWN)               8.875          1,028.03      168,500.00
    STONE RIDGE      NY   12484          1            07/22/96         00
    1107012410                           05           09/01/96          0
    1107012410                           O            08/01/26
    0


    1522699          074/074             F          221,250.00         ZZ
                                         360        220,273.77          1
    64 LOCUST AVENUE                   7.625          1,566.00         74
                                       7.375          1,566.00      300,000.00
    SCARSDALE        NY   10583          1            02/29/96         00
    1111027524                           05           04/01/96          0
    1111027524                           O            03/01/26
    0


    1522700          074/074             F          225,000.00         ZZ
                                         360        223,921.76          1
    98 POPLAR STREET                   8.000          1,650.98         69
                                       7.750          1,650.98      330,000.00
    GARDEN CITY      NY   11530          2            01/26/96         00
    1111027580                           05           03/01/96          0
    1111027580                           O            02/01/26
    0


    1522701          074/074             F          682,500.00         ZZ
                                         360        680,368.41          1
    GYPSY TRAIL ROAD AKA GIPSY TR      8.750          5,369.24         69
    TOWN OF KENT                       8.500          5,369.24      990,000.00
    CARMEL           NY   10512          1            04/15/96         00
    1111031703                           05           06/01/96          0
    1111031703                           O            05/01/26
    0


    1522702          074/074             F          300,000.00         ZZ
                                         360        299,166.00          1
    160 EAST 38TH STREET               7.875          2,175.21         75
    APT. 22H                           7.625          2,175.21      405,000.00
    NEW YORK         NY   10016          1            04/08/96         00
    1111034064                           13           06/01/96          0
    1111034064                           O            05/01/26
    0


    1522703          074/074             F          400,000.00         ZZ
                                         360        398,771.22          1
    15 THE CROSSINGS                   7.375          2,762.71         43
                                       7.125          2,762.71      950,000.00
    PURCHASE         NY   10577          1            04/15/96         00
    1111034111                           03           06/01/96          0
1


    1111034111                           O            05/01/26
    0


    1522705          074/074             F          380,000.00         ZZ
                                         360        379,286.44          1
    582 4TH STREET                     8.375          2,888.28         80
                                       8.125          2,888.28      475,000.00
    BROOKLYN         NY   11215          1            05/06/96         00
    1111036649                           07           07/01/96          0
    1111036649                           O            06/01/26
    0


    1522706          074/074             F          360,000.00         ZZ
                                         360        359,140.58          1
    8 JERICHO LANE                     8.625          2,800.05         52
                                       8.375          2,800.05      700,000.00
    EAST HAMPTON     NY   11937          2            04/03/96         00
    1111037845                           05           06/01/96          0
    1111037845                           O            05/01/26
    0


    1522707          074/074             F          207,000.00         ZZ
                                         360        206,630.70          1
    33 DOLPHIN LANE                    8.625          1,610.03         70
                                       8.375          1,610.03      297,000.00
    NORTHPORT        NY   11768          2            05/17/96         00
    1111037914                           05           07/01/96          0
    1111037914                           O            06/01/26
    0


    1522709          074/074             F          140,000.00         ZZ
                                         360        139,825.34          1
    159 WEST VALLEY STREM BLVD         8.375          1,064.11         69
                                       8.125          1,064.11      203,000.00
    VALLEY STREAM    NY   11580          1            06/21/96         00
    1111038622                           05           08/01/96          0
    1111038622                           O            07/01/26
    0


    1522710          074/074             F          229,000.00         ZZ
                                         360        228,394.70          2
    12-38 118TH STREET                 8.125          1,700.32         95
                                       7.875          1,700.32      242,000.00
    COLLEGE POINT    NY   11356          1            04/04/96         11
    1111040409                           07           06/01/96         25
    1111040409                           O            05/01/26
    0


1


    1522711          074/074             F          350,000.00         ZZ
                                         360        349,142.81          1
    2 VICTOR LANE                      8.500          2,691.20         76
                                       8.250          2,691.20      465,000.00
    WOODBURY         NY   11797          1            04/12/96         00
    1111040974                           05           06/01/96          0
    1111040974                           O            05/01/26
    0


    1522713          074/074             F          262,500.00         ZZ
                                         360        262,219.54          1
    2 BUSCHER COURT                    9.125          2,135.79         75
                                       8.875          2,135.79      350,000.00
    BROOKHAVEN       NY   11719          5            05/28/96         00
    1111042153                           05           08/01/96          0
    1111042153                           O            07/01/26
    0


    1522714          074/074             F          227,250.00         ZZ
                                         360        226,147.85          1
    39 HULDA HILL ROAD                 7.875          1,647.73         75
                                       7.625          1,647.73      303,000.00
    WILTON           CT   06897          1            04/15/96         00
    1111043305                           05           06/01/96          0
    1111043305                           O            05/01/26
    0


    1522716          074/074             F          136,800.00         ZZ
                                         360        136,529.70          1
    46 8TH STREET                      8.125          1,015.74         75
                                       7.875          1,015.74      182,500.00
    LOCUST VALLEY    NY   11560          1            05/10/96         00
    1111043418                           05           07/01/96          0
    1111043418                           O            06/01/26
    0


    1522717          074/074             F           78,750.00         ZZ
                                         360         78,506.11          1
    11093 JOHN COURT                   8.750            619.53         75
                                       8.500            619.53      105,000.00
    ALDEN            NY   14004          1            04/15/96         00
    1111043429                           05           06/01/96          0
    1111043429                           O            05/01/26
    0


    1522719          074/074             F          270,000.00         ZZ
                                         360        269,703.91          1
    77 ORCHARD STREET                  9.000          2,172.49         75
                                       8.750          2,172.49      360,000.00
1


    MANHASSET        NY   11030          1            06/28/96         00
    1111043961                           09           08/01/96          0
    1111043961                           O            07/01/26
    0


    1522720          074/074             F          100,000.00         ZZ
                                         360         99,830.55          1
    1719 SPENCER AVENUE                8.875            795.65         43
                                       8.625            795.65      236,000.00
    NORTH MERRICK    NY   11566          1            05/17/96         00
    1111046926                           05           07/01/96          0
    1111046926                           O            06/01/26
    0


    1522722          074/074             F          122,500.00         ZZ
                                         360        122,351.05          1
    APT 4D, 6 BROOKLANDS               8.500            941.92         50
                                       8.250            941.92      245,000.00
    BRONXVILLE       NY   10708          1            06/07/96         00
    1111048105                           13           08/01/96          0
    1111048105                           O            07/01/26
    0


    1522723          074/074             F          106,100.00         ZZ
                                         360        105,980.60          1
    2373 BROADWAY APT #809             8.875            844.18         75
                                       8.625            844.18      141,500.00
    NEW YORK         NY   10024          1            06/06/96         00
    1111048717                           10           08/01/96          0
    1111048717                           O            07/01/26
    0


    1522724          074/074             F          164,000.00         ZZ
                                         360        163,838.00          1
    3368 MILBURN AVENUE                9.500          1,379.01         73
                                       9.250          1,379.01      225,000.00
    BALDWIN          NY   11510          2            06/21/96         00
    1111050640                           05           08/01/96          0
    1111050640                           O            07/01/26
    0


    1522725          074/074             F          353,000.00         ZZ
                                         360        352,536.60          1
    2722 CLUBHOUSE ROAD                8.125          2,621.02         61
                                       7.875          2,621.02      585,000.00
    MERRICK          NY   11566          1            06/27/96         00
    1111050967                           05           08/01/96          0
    1111050967                           O            07/01/26
    0
1




    1522727          074/074             F          839,000.00         ZZ
                                         360        833,886.53          1
    400 GRACE CHURCH STREET            7.250          5,723.46         47
                                       7.000          5,723.46    1,800,000.00
    RYE              NY   10580          2            02/28/96         00
    1112051750                           05           05/01/96          0
    1112051750                           O            04/01/26
    0


    1522728          074/074             F          226,000.00         ZZ
                                         360        225,322.77          1
    RD 7 BOX 370A MINE ROAD            7.500          1,580.23         77
                                       7.250          1,580.23      294,000.00
    MONROE           NY   10950          2            04/23/96         00
    1112069042                           05           06/01/96          0
    1112069042                           O            05/01/26
    0


    1522732          074/074             F          400,000.00         ZZ
                                         360        396,477.73          1
    42-03 212TH STREET                 7.875          2,900.28         77
                                       7.625          2,900.28      520,000.00
    BAYSIDE          NY   11361          2            03/12/96         00
    1500157897                           05           05/01/96          0
    1500157897                           O            04/01/26
    0


    1522733          074/074             F          350,000.00         ZZ
                                         360        349,142.81          1
    138-01 COOLIDGE AVENUE             8.500          2,691.20         89
                                       8.250          2,691.20      395,000.00
    BRIARWOOD        NY   11432          2            04/01/96         11
    1500190021                           05           06/01/96         25
    1500190021                           O            05/01/26
    0


    1522734          074/074             F          300,000.00         ZZ
                                         360        299,491.72          1
    16 TWIN LAKES DRIVE                8.875          2,386.93         60
                                       8.625          2,386.93      501,000.00
    COLTS NECK       NJ   07722          1            07/26/96         00
    1500215315                           05           08/01/96          0
    1500215315                           O            07/01/26
    0


    1522735          074/074             F          155,000.00         ZZ
                                         360        154,906.10          1
1


    100 ELLIOT STREET                  8.500          1,191.82         58
                                       8.250          1,191.82      270,000.00
    MERRICK          NY   11566          1            07/08/96         00
    1500222092                           05           09/01/96          0
    1500222092                           O            08/01/26
    0


    1522736          074/074             F          300,000.00         ZZ
                                         360        299,848.50          1
    23 CAMERON DRIVE                   9.375          2,495.25         90
                                       9.125          2,495.25      335,000.00
    HUNTINGTON       NY   11743          1            07/18/96         01
    1500224327                           05           09/01/96         30
    1500224327                           O            08/01/26
    0


    1522737          074/074             F          175,000.00         ZZ
                                         360        174,909.28          1
    5115 WATERFORD WOOD WAY            9.250          1,439.68         49
                                       9.000          1,439.68      358,901.00
    FAYETTEVILLE     NY   13066          4            07/19/96         00
    1500224350                           05           09/01/96          0
    1500224350                           O            08/01/26
    0


    1522738          074/074             F          213,700.00         ZZ
                                         360        213,488.93          1
    2 LONGHILL ROAD                    9.500          1,796.91         94
                                       9.250          1,796.91      229,000.00
    RANDOLPH         NJ   07869          1            06/26/96         14
    1500224520                           05           08/01/96         30
    1500224520                           O            07/01/26
    0


    1522740          074/074             F          304,000.00         ZZ
                                         360        303,825.10          1
    45 MILBURN STREET                  8.750          2,391.57         80
                                       8.500          2,391.57      380,000.00
    ROCKVILLE CENTR  NY   11570          1            07/26/96         00
    1576015696                           05           09/01/96          0
    1576015696                           O            08/01/26
    0


    1522741          074/074             F          228,000.00         ZZ
                                         360        227,868.82          1
    95 WILLOW STREET                   8.750          1,793.68         80
                                       8.500          1,793.68      285,000.00
    GARDEN CITY      NY   11530          1            07/18/96         00
    1576017068                           05           09/01/96          0
1


    1576017068                           O            08/01/26
    0


    1522742          074/074             F          242,400.00         ZZ
                                         360        242,134.19          1
    22 PEARL STREET                    9.000          1,950.41         80
                                       8.750          1,950.41      303,000.00
    GROTON           CT   06340          5            06/25/96         00
    1580031980                           03           08/01/96          0
    1580031980                           O            07/01/26
    0


    1522743          074/074             F           98,000.00         ZZ
                                         240         97,705.44          1
    14 SYLVAN LANE                     9.000            881.73         80
                                       8.750            881.73      124,000.00
    BOONTON          NJ   07005          5            06/19/96         00
    1587034230                           05           08/01/96          0
    1587034230                           O            07/01/16
    0


    1522745          147/G01             F          228,800.00         ZZ
                                         360        228,671.73          1
    14416 WEST CATSKILLS COURT         8.875          1,820.44         80
                                       8.625          1,820.44      286,081.00
    CANYON COUNTRY   CA   91351          1            07/25/96         00
    0430021295                           05           09/01/96          0
    626065                               O            08/01/26
    0


    1522746          147/G01             F          540,000.00         ZZ
                                         360        539,326.38          1
    768 RAVENSBURY STREET              8.375          4,104.39         80
                                       8.125          4,104.39      675,000.00
    THOUSAND OAKS    CA   91361          1            06/25/96         00
    0430023028                           03           08/01/96          0
    641647                               O            07/01/26
    0


    1522750          776/G01             F          165,600.00         ZZ
                                         360        165,600.00          1
    2932 SOUTH BENTLEY AVENUE          8.875          1,317.59         80
                                       8.625          1,317.59      207,000.00
    LOS ANGELES      CA   90064          1            08/19/96         00
    0430023192                           05           10/01/96          0
    2135092                              O            09/01/26
    0


1


    1522752          267/267             F          308,000.00         ZZ
                                         360        308,000.00          1
    4376 CHARLEMONT AVENUE             8.125          2,286.90         80
                                       7.875          2,286.90      385,000.00
    WOODLAND HILLS   CA   91364          1            07/29/96         00
    4414170                              05           10/01/96          0
    4414170                              O            09/01/26
    0


    1522755          267/267             F          324,952.00         ZZ
                                         360        324,952.00          1
    6207 PENFIELD AVE                  8.000          2,384.39         81
                                       7.750          2,384.39      406,092.00
    WOODLAND HILLS   CA   91367          1            08/01/96         95
    4410914                              05           10/01/96          0
    4410914                              O            09/01/26
    0


    1522756          470/G01             F          293,600.00         ZZ
                                         360        293,600.00          1
    3606 MALANCHA                      8.500          2,257.53         80
                                       8.250          2,257.53      367,000.00
    SAN CLEMENTE     CA   92673          1            08/13/96         00
    0430022947                           03           10/01/96          0
    01180370                             O            09/01/26
    0


    1522758          E87/G01             F          345,000.00         ZZ
                                         360        345,000.00          1
    308 N. SIGNAL STREET               8.375          2,622.25         80
                                       8.125          2,622.25      432,000.00
    OJAI             CA   93023          2            08/09/96         00
    0430026120                           05           10/01/96          0
    70000139                             O            09/01/26
    0


    1522762          F30/G01             F          351,000.00         ZZ
                                         360        351,000.00          1
    3867 NORTH 450 WEST                9.000          2,824.23         75
                                       8.750          2,824.23      468,000.00
    PROVO            UT   84604          5            08/14/96         00
    0430023838                           05           10/01/96          0
    101405                               O            09/01/26
    0


    1522763          069/G01             F          224,800.00         ZZ
                                         360        224,800.00          1
    1531 TOSCANINI DRIVE               8.750          1,768.51         80
                                       8.500          1,768.51      281,000.00
1


    RANCHO PALOS VE  CA   90275          1            08/05/96         00
    0430023226                           05           10/01/96          0
    2362125730                           O            09/01/26
    0


    1522764          069/G01             F          313,750.00         ZZ
                                         360        313,750.00          1
    6742 ETIWANDA AVENUE               8.250          2,357.10         80
                                       8.000          2,357.10      393,000.00
    RANCHO CUCAMONG  CA   91739          2            08/06/96         00
    0430023259                           05           10/01/96          0
    2362126266                           O            09/01/26
    0


    1522765          267/267             F          275,500.00         ZZ
                                         360        275,500.00          1
    28908 ALLMAN STREET                8.250          2,069.74         95
                                       8.000          2,069.74      290,000.00
    AGOURA HILLS     CA   91301          1            08/13/96         11
    4419798                              05           10/01/96         30
    4419798                              O            09/01/26
    0


    1522766          267/267             F          215,650.00         ZZ
                                         360        215,650.00          1
    1888 N. COLLEGE CIRCLE             8.000          1,582.37         95
                                       7.750          1,582.37      227,000.00
    LONG BEACH       CA   90815          1            08/09/96         11
    4416261                              05           10/01/96         30
    4416261                              O            09/01/26
    0


    1522768          147/G01             F          243,300.00         ZZ
                                         360        243,160.01          1
    27 HOLLYLEAF                       8.750          1,914.05         80
                                       8.500          1,914.05      304,129.00
    ALISO VIEJO      CA   92656          1            07/03/96         00
    0430022897                           03           09/01/96          0
    624025                               O            08/01/26
    0


    1522769          B74/G01             F          192,000.00         ZZ
                                         360        192,000.00          1
    1824 PHILLIPS WAY                  8.750          1,510.46         80
                                       8.500          1,510.46      240,000.00
    LOS ANGELES      CA   90042          2            08/12/96         00
    0430025452                           05           10/01/96          0
    961243                               O            09/01/26
    0
1




    1522770          731/G01             F          136,000.00         ZZ
                                         360        136,000.00          1
    25302 MOUNTAIN DRIVE               8.625          1,057.79         80
                                       8.375          1,057.79      170,000.00
    ARLINGTON        WA   98223          2            08/09/96         00
    0430027862                           03           10/01/96          0
    230232546                            O            09/01/26
    0


    1522771          147/G01             F          570,000.00         ZZ
                                         360        570,000.00          1
    437 32ND STREET                    8.750          4,484.20         80
                                       8.500          4,484.20      720,000.00
    MANHATTAN BEACH  CA   90266          2            08/01/96         00
    0430021279                           05           10/01/96          0
    619138                               O            09/01/26
    0


    1522779          638/G01             F          272,200.00         ZZ
                                         360        272,200.00          1
    2701 ROCKY POINT COURT             8.500          2,092.98         75
                                       8.250          2,092.98      362,990.00
    THOUSAND OAKS    CA   91362          1            08/08/96         00
    0430019398                           05           10/01/96          0
    8546806                              O            09/01/26
    0


    1522784          208/G01             F          217,600.00         ZZ
                                         360        217,600.00          1
    60 AVENIDA DE COMPADRES            8.375          1,653.92         80
                                       8.125          1,653.92      272,000.00
    SANTA FE         NM   87505          1            08/19/96         00
    0430017558                           05           10/01/96          0
    34028                                O            09/01/26
    0


    1522790          375/G01             F           77,400.00         ZZ
                                         360         77,400.00          1
    9658 GEIST WOODS WAY               8.875            615.83         60
                                       8.625            615.83      129,000.00
    INDIANAPOLIS     IN   46256          1            08/08/96         00
    0430021741                           05           10/01/96          0
    627738                               O            09/01/26
    0


    1522791          375/G01             F          132,000.00         ZZ
                                         360        131,922.06          1
1


    1411 CENTER STREET                 8.625          1,026.69         72
                                       8.375          1,026.69      184,000.00
    OCOEE            FL   34761          2            07/31/96         00
    0430019539                           03           09/01/96          0
    619149                               O            08/01/26
    0


    1522799          181/181             F          225,600.00         ZZ
                                         360        225,473.53          1
    916 MAYFIELD ROAD                  8.875          1,794.97         80
                                       8.625          1,794.97      282,000.00
    WOODMERE         NY   11598          1            07/29/96         00
    3707733                              05           09/01/96          0
    3707733                              O            08/01/26
    0


    1522800          181/181             F           64,800.00         ZZ
                                         360         64,763.67          1
    4428 LIVINGSTON WAY                8.875            515.58         80
                                       8.625            515.58       81,000.00
    SACRAMENTO       CA   95823          5            07/23/96         00
    5098211                              05           09/01/96          0
    5098211                              O            08/01/26
    0


    1522801          181/181             F          348,200.00         ZZ
                                         360        348,200.00          2
    90 BOULDER STREET                  9.250          2,864.56         90
                                       9.000          2,864.56      386,900.00
    STATEN ISLAND    NY   10312          1            08/02/96         01
    81614                                05           10/01/96         25
    81614                                O            09/01/26
    0


    1522810          E81/G01             F          373,500.00         ZZ
                                         360        373,500.00          1
    1025 NORTH EAST AVENUE             8.250          2,805.98         90
                                       8.000          2,805.98      415,000.00
    OAK PARK         IL   60302          1            08/14/96         04
    0430026898                           05           10/01/96         25
    96100043                             O            09/01/26
    0


    1522820          A39/728             F          245,200.00         ZZ
                                         360        245,200.00          1
    19349 WINGED FOOT CIRCLE           8.750          1,928.99         80
                                       8.500          1,928.99      306,500.00
    NORTHRIDGE       CA   91326          1            08/09/96         00
    0380504929                           05           10/01/96          0
1


    9600672RFC                           O            09/01/26
    0


    1522846          181/181             F          492,000.00         ZZ
                                         360        491,354.14          1
    4905 ALDIE ROAD                    8.125          3,653.09         55
                                       7.875          3,653.09      900,000.00
    CATHARPIN        VA   22018          2            06/24/96         00
    5065119                              05           08/01/96          0
    5065119                              O            07/01/26
    0


    1522880          181/181             F          270,000.00         ZZ
                                         360        269,160.85          1
    6817 HARTWOOD LANE                 7.500          1,887.88         72
                                       7.250          1,887.88      378,000.00
    CENTREVILLE      VA   22020          1            04/25/96         00
    5795                                 03           06/01/96          0
    5795                                 O            05/01/26
    0


    1522881          A39/A39             F          350,000.00         ZZ
                                         360        350,000.00          1
    925 PUESTA DEL SOL                 8.500          2,691.20         65
                                       8.250          2,691.20      545,983.00
    THOUSAND OAKS    CA   91360          1            08/08/96         00
    9600462RFC                           03           10/01/96          0
    9600462RFC                           O            09/01/26
    0


    1522883          638/G01             F          285,500.00         ZZ
                                         360        285,500.00          1
    7125 ROCKROSE TERRACE              8.125          2,119.83         80
                                       7.875          2,119.83      356,900.00
    CARLSBAD         CA   92009          1            08/13/96         00
    0430022913                           03           10/01/96          0
    08589131                             O            09/01/26
    0


    1522890          B60/G01             F          258,400.00         ZZ
                                         360        258,400.00          1
    20818 FELKER DRIVE                 8.125          1,918.61         80
                                       7.875          1,918.61      323,000.00
    TORRANCE         CA   90503          1            08/20/96         00
    0430016873                           05           10/01/96          0
    7051                                 O            09/01/26
    0


1


    1522899          624/G01             F          263,200.00         ZZ
                                         360        263,200.00          1
    3391 NORWOOD AVENUE                8.750          2,070.60         80
                                       8.500          2,070.60      329,000.00
    SAN JOSE         CA   95148          1            08/21/96         00
    0430024372                           05           10/01/96          0
    87500860036                          O            09/01/26
    0


    1522902          776/G01             F          249,000.00         ZZ
                                         360        248,856.75          1
    23640 STRATHERN STREET             8.750          1,958.88         75
                                       8.500          1,958.88      332,000.00
    WEST HILLS AREA  CA   91304          1            07/25/96         00
    0430026666                           03           09/01/96          0
    6135251                              O            08/01/26
    0


    1522903          731/G01             F          340,000.00         ZZ
                                         360        340,000.00          1
    7718 WEST 79TH STREET              8.375          2,584.25         80
    PLAYA DEL REY AREA                 8.125          2,584.25      425,000.00
    LOS ANGELES      CA   90293          1            08/12/96         00
    0430023085                           05           10/01/96          0
    5000879                              O            09/01/26
    0


    1522907          731/G01             F          282,850.00         ZZ
                                         360        282,850.00          1
    3312 GLEN DEVON LANE               8.375          2,149.86         80
                                       8.125          2,149.86      353,584.00
    BERKELEY LANE    GA   30136          1            08/19/96         00
    0430023168                           03           10/01/96          0
    3140962247                           O            09/01/26
    0


    1522911          964/G01             F          205,600.00         ZZ
                                         360        205,600.00          1
    17112 TIFFANY CIRCLE               8.750          1,617.46         80
                                       8.500          1,617.46      257,000.00
    HUNTINGTON BEAC  CA   92649          1            08/13/96         00
    0430023747                           05           10/01/96          0
    19313                                O            09/01/26
    0


    1522912          B74/G01             F          328,000.00         ZZ
                                         360        328,000.00          1
    59-379 ALAPIO ROAD                 9.500          2,758.00         75
                                       9.250          2,758.00      440,000.00
1


    HALEIWA          HI   96712          2            08/02/96         00
    0430023770                           05           10/01/96          0
    961987                               O            09/01/26
    0


    1522914          E19/G01             F          237,400.00         ZZ
                                         360        237,400.00          1
    6159 ASHTON PLACE                  8.375          1,804.41         95
                                       8.125          1,804.41      249,900.00
    RANCHO CUCAMONG  CA   91739          1            08/20/96         10
    0430025346                           05           10/01/96         30
    11273                                O            09/01/26
    0


    1522915          147/G01             F           76,400.00         ZZ
                                         360         76,353.72          1
    5431 FOREST SPRINGS DRIVE          8.500            587.45         80
                                       8.250            587.45       95,500.00
    KINGWOOD         TX   77339          1            07/15/96         00
    0430023663                           03           09/01/96          0
    483907                               O            08/01/26
    0


    1522923          765/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
    25911 FAIRCOURT LANE               8.625          2,800.05         80
                                       8.375          2,800.05      450,000.00
    LAGUNA HILLS     CA   92653          1            08/16/96         00
    0430024638                           05           10/01/96          0
    316924                               O            09/01/26
    0


    1522924          685/G01             F          270,000.00         ZZ
                                         360        270,000.00          1
    18721 EVERGREEN AVENUE             8.250          2,028.42         75
                                       8.000          2,028.42      360,000.00
    YORBA LINDA      CA   92686          1            08/09/96         00
    0430023986                           05           10/01/96          0
    105270                               O            09/01/26
    0


    1522933          696/G01             F          225,600.00         ZZ
                                         360        225,600.00          1
    15251 EAGLE TAVERN WAY             8.000          1,655.37         80
                                       7.750          1,655.37      282,000.00
    CENTREVILLE      VA   22020          1            08/20/96         00
    0430017632                           03           10/01/96          0
    2178167                              O            09/01/26
    0
1




    1522934          696/G01             F          392,000.00         ZZ
                                         360        392,000.00          1
    502 UPLAND PLACE                   7.875          2,842.27         80
                                       7.625          2,842.27      490,000.00
    ALEXANDRIA       VA   22301          1            08/19/96         00
    0430017509                           05           10/01/96          0
    2088423                              O            09/01/26
    0


    1522971          685/G01             F          162,950.00         ZZ
                                         360        162,950.00          1
    4735 GOLDEN ROAD                   8.250          1,224.19         80
                                       8.000          1,224.19      203,700.00
    CHINO HILLS      CA   91709          1            08/20/96         00
    0430017459                           05           10/01/96          0
    105381                               O            09/01/26
    0


    1522972          964/G01             F          240,000.00         ZZ
                                         360        240,000.00          1
    8567 ROCKFISH CIRCLE               8.375          1,824.17         80
                                       8.125          1,824.17      300,000.00
    FOUNTAIN VALLEY  CA   92708          1            08/16/96         00
    0430018838                           05           10/01/96          0
    19649                                O            09/01/26
    0


    1522994          439/G01             F          225,000.00         ZZ
                                         360        225,000.00          1
    14820 NATIVE DANCER DRIVE          8.300          1,698.27         65
                                       8.050          1,698.27      350,000.00
    MORGAN HILL      CA   95037          1            08/19/96         00
    0430017814                           05           10/01/96          0
    18712877                             O            09/01/26
    0


    1523006          936/G01             F          261,750.00         ZZ
                                         360        261,610.70          1
    76 COLONIAL ROAD                   9.125          2,129.69         75
                                       8.875          2,129.69      349,000.00
    WAYNE            NJ   07470          1            08/01/96         00
    0430025858                           05           09/01/96          0
    6090823                              O            08/01/26
    0


    1523038          686/G01             F           70,000.00         ZZ
                                         360         70,000.00          1
1


    2252 NOVA VILLAGE DRIVE            8.300            528.35         70
                                       8.050            528.35      100,000.00
    DAVIE            FL   33317          1            08/16/96         00
    0430018010                           03           10/01/96          0
    17470842                             O            09/01/26
    0


    1523056          765/G01             F          289,800.00         ZZ
                                         360        289,800.00          1
    1110 GRANT STREET                  8.500          2,228.32         90
                                       8.250          2,228.32      322,000.00
    SANTA MONICA     CA   90405          1            08/13/96         11
    0430027631                           05           10/01/96         25
    316838                               O            09/01/26
    0


    1523057          765/G01             F          186,750.00         ZZ
                                         360        186,750.00          1
    13108 CALLE DE MAYA                8.750          1,469.17         75
                                       8.500          1,469.17      249,000.00
    LA MIRADA        CA   90638          1            08/15/96         00
    0430024646                           05           10/01/96          0
    316913                               O            09/01/26
    0


    1523058          686/G01             F          171,750.00         ZZ
                                         360        171,750.00          1
    53493 AZALEA                       8.625          1,335.86         75
                                       8.375          1,335.86      229,000.00
    MACOMB           MI   48042          1            08/16/96         00
    0430018101                           05           10/01/96          0
    17704406                             O            09/01/26
    0


    1523061          267/267             F          496,000.00         ZZ
                                         360        496,000.00          1
    461 BRAXFIELD COURT                8.250          3,726.29         80
                                       8.000          3,726.29      620,000.00
    THOUSAND OAKS    CA   91361          1            08/15/96         00
    4419837                              03           10/01/96          0
    4419837                              O            09/01/26
    0


    1523063          E22/G01             F          207,000.00         ZZ
                                         360        207,000.00          1
    7815 WESTLAWN AVENUE               8.625          1,610.02         77
                                       8.375          1,610.02      269,000.00
    LOS ANGELES      CA   90045          2            07/31/96         00
    0410183230                           05           10/01/96          0
1


    410183230                            O            09/01/26
    0


    1523064          267/267             F          240,000.00         ZZ
                                         360        240,000.00          1
    315 KINGS ROAD                     8.250          1,803.04         72
                                       8.000          1,803.04      335,000.00
    BRISBANE         CA   94005          5            08/09/96         00
    4417217                              05           10/01/96          0
    4417217                              O            09/01/26
    0


    1523068          E22/G01             F           78,400.00         ZZ
                                         360         78,400.00          1
    4675 SOUTH ACOMA STREET            8.500            602.83         80
                                       8.250            602.83       98,000.00
    ENGLEWOOD        CO   80110          1            08/12/96         00
    0410184105                           05           10/01/96          0
    410184105                            O            09/01/26
    0


    1523072          F13/F13             F          235,520.00         ZZ
                                         360        235,520.00          1
    506 DUGOUT DRIVE                   8.750          1,852.84         80
                                       8.500          1,852.84      294,400.00
    LANOKA HARBOR    NJ   08734          1            08/21/96         00
    0161113                              05           10/01/96          0
    0161113                              O            09/01/26
    0


    1523077          776/G01             F          320,000.00         ZZ
                                         360        320,000.00          1
    1206 GRANT STREET                  8.875          2,546.06         80
                                       8.625          2,546.06      400,000.00
    SANTA MONICA     CA   90405          1            08/13/96         00
    0430026518                           05           10/01/96          0
    2135020                              O            09/01/26
    0


    1523081          637/G01             F          197,200.00         ZZ
                                         360        197,200.00          1
    725 TOWHEE COURT                   8.375          1,498.87         80
                                       8.125          1,498.87      246,500.00
    FREMONT          CA   94539          1            08/12/96         00
    0430025296                           05           10/01/96          0
    3438819                              O            09/01/26
    0


1


    1523082          E22/G01             F          344,000.00         ZZ
                                         360        343,821.67          1
    11116 BROADVIEW DRIVE              9.250          2,830.00         80
                                       9.000          2,830.00      430,000.00
    MOORPARK         CA   93021          1            07/23/96         00
    0410183560                           09           09/01/96          0
    410183560                            O            08/01/26
    0


    1523086          E19/G01             F          303,900.00         ZZ
                                         360        303,900.00          1
    1305 AVON TERRACE                  8.250          2,283.10         80
                                       8.000          2,283.10      379,975.00
    SOUTHLAKE        TX   76092          1            08/22/96         00
    0430025486                           03           10/01/96          0
    10397                                O            09/01/26
    0


    1523088          765/G01             F           61,000.00         ZZ
                                         360         61,000.00          1
    1263 WEST D STREET                 9.000            490.82         52
                                       8.750            490.82      118,000.00
    ONTARIO          CA   91762          2            08/15/96         00
    0430027680                           05           10/01/96          0
    316815                               O            09/01/26
    0


    1523096          685/G01             F          256,950.00         ZZ
                                         360        256,950.00          1
    32712 LARKGROVE CIRCLE             8.625          1,998.53         80
                                       8.375          1,998.53      321,246.00
    TRABUCO CANYON   CA   92679          1            08/20/96         00
    0430019638                           03           10/01/96          0
    105215                               O            09/01/26
    0


    1523099          626/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    6730 SW AMBER LANE                 8.375          2,280.22         70
                                       8.125          2,280.22      430,000.00
    PORTLAND         OR   97225          2            08/19/96         00
    0430026237                           05           10/01/96          0
    6652713                              O            09/01/26
    0


    1523102          685/G01             F          196,000.00         ZZ
                                         360        196,000.00          1
    1130 COVENTRY DRIVE                8.875          1,559.46         80
                                       8.625          1,559.46      247,000.00
1


    THOUSAND OAKS    CA   91360          2            08/13/96         00
    0430025338                           05           10/01/96          0
    105338                               O            09/01/26
    0


    1523104          685/G01             F          408,000.00         ZZ
                                         360        408,000.00          1
    25992 NELLIE GAIL ROAD             8.625          3,173.38         80
                                       8.375          3,173.38      510,000.00
    LAGUNA HILLS     CA   92653          2            08/13/96         00
    0430019661                           03           10/01/96          0
    105281                               O            09/01/26
    0


    1523108          E26/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
    7 KETTLE POND COURT                8.000          1,907.79         80
                                       7.750          1,907.79      325,000.00
    POTOMAC          MD   20854          1            08/15/96         00
    0430025981                           05           10/01/96          0
    420944                               O            09/01/26
    0


    1523113          E22/G01             F          255,000.00         ZZ
                                         360        254,867.80          1
    38705 VIA DEL OSO                  9.250          2,097.82         43
                                       9.000          2,097.82      600,000.00
    TEMECULA         CA   92592          5            07/17/96         00
    0410182216                           05           09/01/96          0
    410182216                            O            08/01/26
    0


    1523114          E22/G01             F          185,250.00         ZZ
                                         360        185,250.00          1
    2060 CALLE MESA ALTA               8.250          1,391.72         75
                                       8.000          1,391.72      247,000.00
    MILPITAS         CA   95035          1            08/12/96         00
    0410225577                           09           10/01/96          0
    410225577                            O            09/01/26
    0


    1523135          A39/A39             F          650,000.00         ZZ
                                         360        650,000.00          1
    2409 STAFFORD ROAD                 8.500          4,997.94         77
                                       8.250          4,997.94      850,000.00
    THOUSAND OAKS    CA   91361          1            08/16/96         00
    9600722RFC                           03           10/01/96          0
    9600722RFC                           O            09/01/26
    0
1




    1523158          375/G01             F           96,650.00         T
                                         360         96,554.54          1
    840 BRYSON LOOP                    9.500            812.69         66
                                       9.250            812.69      146,660.00
    LAKELAND         FL   33809          1            06/28/96         00
    0430023044                           03           08/01/96          0
    416747                               O            07/01/26
    0


    1523179          439/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
    5947 NW 65TH TERRACE               8.500          1,937.67         80
                                       8.250          1,937.67      315,000.00
    PARKLAND         FL   33067          1            08/08/96         00
    0430027078                           05           10/01/96          0
    1853395                              O            09/01/26
    0


    1523180          439/G01             F          159,300.00         ZZ
                                         360        159,210.23          1
    111 CORRAL LANE                    8.850          1,264.61         75
                                       8.600          1,264.61      212,400.00
    BAY SHORE        NY   11706          1            07/16/96         00
    0430027094                           01           09/01/96          0
    1862108                              O            08/01/26
    0


    1523182          439/G01             F          251,200.00         ZZ
                                         360        251,200.00          1
    1155 KENTWOOD AVENUE               8.750          1,976.20         80
                                       8.500          1,976.20      314,000.00
    CUPERTINO        CA   95014          1            07/29/96         00
    0430027110                           05           10/01/96          0
    1862596                              O            09/01/26
    0


    1523183          439/G01             F           93,700.00         ZZ
                                         360         93,650.91          1
    114 NE 16TH COURT                  9.200            767.46         75
                                       8.950            767.46      125,000.00
    DELRAY BEACH     FL   33426          1            07/31/96         00
    0430027136                           05           09/01/96          0
    1862846                              O            08/01/26
    0


    1523184          439/G01             F           33,700.00         ZZ
                                         360         33,700.00          1
1


    70 HEATH ASTER LANE                8.800            266.33         75
                                       8.550            266.33       45,000.00
    LEHIGH ACRES     FL   33936          1            08/19/96         00
    0430027144                           01           10/01/96          0
    1863352                              O            09/01/26
    0


    1523186          439/G01             F           92,900.00         ZZ
                                         360         92,855.25          1
    110 SUNFLOWER STREET               9.600            787.95         73
                                       9.350            787.95      128,672.00
    GEORGETOWN       TX   78628          1            07/19/96         00
    0430027185                           03           09/01/96          0
    1863550                              O            08/01/26
    0


    1523187          439/G01             F          119,000.00         ZZ
                                         360        119,000.00          1
    1951 O'FARRELL STREET              8.850            944.69         52
    #317                               8.600            944.69      229,000.00
    SAN MATEO        CA   94403          1            08/08/96         00
    0430027201                           01           10/01/96          0
    1864610                              O            09/01/26
    0


    1523189          439/G01             F           89,000.00         ZZ
                                         360         89,000.00          1
    1015 BECKLEY CIRCLE                9.100            722.53         49
                                       8.850            722.53      185,000.00
    VENICE           FL   34292          1            08/02/96         00
    0430027243                           03           10/01/96          0
    1865245                              O            09/01/26
    0


    1523190          439/G01             F          304,000.00         ZZ
                                         360        304,000.00          1
    223 CONEJO ROAD                    8.900          2,424.22         80
                                       8.650          2,424.22      380,000.00
    SANTA BARBARA    CA   93103          1            08/12/96         00
    0430027250                           05           10/01/96          0
    1866162                              O            09/01/26
    0


    1523191          439/G01             F          230,000.00         ZZ
                                         360        230,000.00          1
    27133 SOUTHEAST 22ND WAY           8.600          1,784.83         75
                                       8.350          1,784.83      310,000.00
    ISSAQUAH         WA   98029          1            08/07/96         00
    0430027318                           05           10/01/96          0
1


    1866646                              O            09/01/26
    0


    1523192          439/G01             F           56,000.00         T
                                         360         56,000.00          1
    511 93RD AVENUE NORTH              9.000            450.59         61
                                       8.750            450.59       92,000.00
    NAPLES           FL   33963          1            08/02/96         00
    0430027326                           05           10/01/96          0
    1866733                              O            09/01/26
    0


    1523193          439/G01             F          288,000.00         ZZ
                                         360        288,000.00          1
    5420 BARKLA STREET                 8.300          2,173.78         80
                                       8.050          2,173.78      360,000.00
    SAN DIEGO        CA   92122          1            08/07/96         00
    0430027334                           05           10/01/96          0
    1866786                              O            09/01/26
    0


    1523194          439/G01             F          192,500.00         ZZ
                                         360        192,500.00          1
    3522 MEVEL PLACE                   8.300          1,452.97         72
                                       8.050          1,452.97      267,500.00
    LA CRESCENTA     CA   91214          1            08/12/96         00
    0430027367                           05           10/01/96          0
    1866999                              O            09/01/26
    0


    1523195          439/G01             F           40,000.00         ZZ
                                         360         40,000.00          1
    700 Q STREET                       8.800            316.11         53
                                       8.550            316.11       76,900.00
    RIO LINDA        CA   95673          1            07/30/96         00
    0430027458                           05           10/01/96          0
    1867942                              O            09/01/26
    0


    1523196          439/G01             F           47,300.00         ZZ
                                         360         47,300.00          1
    3434 51ST AVENUE CIRCLE WEST       8.900            377.19         75
    # 235                              8.650            377.19       63,163.00
    BRADENTON        FL   34210          1            08/07/96         00
    0430027474                           01           10/01/96          0
    1868228                              O            09/01/26
    0


1


    1523197          439/G01             F           75,000.00         ZZ
                                         360         74,955.94          1
    2466 RIVERSIDE AVENUE              8.650            584.68         70
                                       8.400            584.68      107,500.00
    RIALTO           CA   92377          1            07/26/96         00
    0430027482                           05           09/01/96          0
    1868369                              O            08/01/26
    0


    1523198          439/G01             F           89,900.00         ZZ
                                         360         89,900.00          1
    11306 LAKELAND CIRCLE              9.000            723.36         75
                                       8.750            723.36      120,000.00
    FORT MYERS       FL   33913          1            08/09/96         00
    0430027508                           05           10/01/96          0
    1868769                              O            09/01/26
    0


    1523201          439/G01             F          190,000.00         ZZ
                                         360        190,000.00          1
    4403 ST MICHAELS COURT             8.650          1,481.19         62
                                       8.400          1,481.19      310,000.00
    SUGAR LAND       TX   77479          1            08/09/96         00
    0430027532                           03           10/01/96          0
    1869383                              O            09/01/26
    0


    1523206          439/439             F          289,600.00         ZZ
                                         360        289,600.00          1
    2100 LLAGAS ROAD                   8.750          2,278.29         80
                                       8.500          2,278.29      362,000.00
    MORGAN HILL      CA   95037          1            07/25/96         00
    1864556                              05           10/01/96          0
    1864556                              O            09/01/26
    0


    1523207          439/439             F           48,700.00         ZZ
                                         360         48,672.83          1
    8318 PRAIRIE WIND LANE             8.900            388.36         75
                                       8.650            388.36       65,000.00
    HOUSTON          TX   77040          1            07/26/96         00
    1865037                              03           09/01/96          0
    1865037                              O            08/01/26
    0


    1523209          439/439             F          213,700.00         ZZ
                                         360        213,700.00          1
    838 SOUTH ORANGE GROVE BLVD        8.850          1,696.47         75
                                       8.600          1,696.47      285,000.00
1


    PASADENA         CA   91105          1            08/08/96         00
    1866471                              01           10/01/96          0
    1866471                              O            09/01/26
    0


    1523210          439/439             F           62,500.00         ZZ
                                         360         62,461.74          1
    3035 MAYHEW COURT 9                8.450            478.36         47
                                       8.200            478.36      133,000.00
    WALNUT CREEK     CA   94596          2            07/25/96         00
    1866790                              01           09/01/96          0
    1866790                              O            08/01/26
    0


    1523211          439/439             F          112,400.00         ZZ
                                         360        112,341.11          1
    19750 SOTHWEST KINNAMAN ROAD       9.200            920.62         75
                                       8.950            920.62      149,900.00
    ALOHA            OR   97007          1            07/25/96         00
    1866798                              05           09/01/96          0
    1866798                              O            08/01/26
    0


    1523212          439/439             F          200,000.00         ZZ
                                         360        200,000.00          1
    25760 CANNISTRACI LANE             8.200          1,495.51         65
                                       7.950          1,495.51      308,000.00
    HAYWARD          CA   94541          1            08/06/96         00
    1869571                              05           10/01/96          0
    1869571                              O            09/01/26
    0


    1523215          439/G01             F          599,000.00         ZZ
                                         360        595,092.37          1
    391 TWENTYTHIRD STREET             8.000          4,395.25         80
                                       7.750          4,395.25      748,750.00
    NEWPORT BEACH    CA   92660          2            03/05/96         00
    0430027623                           05           05/01/96          0
    1838693                              O            04/01/26
    0


    1523226          F13/F13             F          400,000.00         ZZ
                                         360        400,000.00          1
    190 UPPER TINICUM CHURCH ROAD      7.750          2,865.65         71
                                       7.500          2,865.65      565,000.00
    UPPER BLACK EDD  PA   18972          1            08/23/96         00
    112246775                            05           10/01/96          0
    112246775                            O            09/01/26
    0
1




    1523235          560/560             F          289,800.00         ZZ
                                         360        277,691.94          1
    1795 KINGSWOOD DRIVE               9.250          2,384.11         90
                                       9.000          2,384.11      325,000.00
    SOUTHLAKE        TX   76092          1            08/19/91         11
    217956994                            05           10/01/91         17
    217956994                            O            09/01/21
    0


    1523236          560/560             F          234,000.00         ZZ
                                         360        225,404.42          1
    LOT NO 1 MADBURY WOODS             9.625          1,988.98         86
                                       9.375          1,988.98      275,000.00
    MADBURY          NH   03824          1            08/30/91         11
    217965524                            05           10/01/91         20
    217965524                            O            09/01/21
    0


    1523237          560/560             F          220,300.00         ZZ
                                         360        212,376.80          1
    3705 RUTHERFORD COURT              9.625          1,872.53         90
                                       9.375          1,872.53      245,000.00
    INGLEWOOD        CA   90305          1            09/06/91         11
    217975309                            01           11/01/91         17
    217975309                            O            10/01/21
    0


    1523238          560/560             F          219,750.00         ZZ
                                         360        211,270.50          1
    20 MACOPIN AVE                     9.375          1,827.77         75
                                       9.125          1,827.77      295,000.00
    MONTCLAIR        NJ   07043          1            09/12/91         00
    217979863                            05           11/01/91          0
    217979863                            O            10/01/21
    0


    1523239          560/560             F          427,000.00         ZZ
                                         360        385,541.82          1
    3640 ADAMS STREET                  9.500          3,590.45         70
                                       9.250          3,590.45      610,000.00
    CARLSBAD         CA   92008          5            09/12/91         00
    217986504                            05           11/01/91          0
    217986504                            O            10/01/21
    0


    1523240          560/560             F          260,000.00         ZZ
                                         360        250,206.55          1
1


    308 SAINT CLAIR AVENUE             9.375          2,162.55         65
                                       9.125          2,162.55      400,000.00
    SPRING LAKE      NJ   07762          2            09/24/91         00
    217990290                            05           11/01/91          0
    217990290                            O            10/01/21
    0


    1523242          560/560             F          206,311.70         ZZ
                                         304        205,817.43          1
    22360 CANONES CIR                  9.500          1,796.76         86
    SAUGUS AREA                        9.250          1,796.76      242,000.00
    SANTA CLARITA    CA   91350          1            05/20/96         14
    320110562                            05           07/01/96         17
    320110562                            O            10/01/21
    0


    1523245          560/560             F          262,500.00         ZZ
                                         360        261,770.08          1
    4030 BASSETT STREET                8.500          2,018.40         75
                                       8.250          2,018.40      352,000.00
    SANTA CLARA      CA   95054          5            04/24/96         00
    450419205                            05           06/01/96          0
    450419205                            O            05/01/26
    0


    1523246          560/560             F          243,200.00         ZZ
                                         360        242,268.68          1
    617 OCEANVIEW ROAD                 8.500          1,870.00         80
                                       8.250          1,870.00      304,000.00
    BRIELLE          NJ   08730          2            05/03/96         00
    450433818                            05           07/01/96          0
    450433818                            O            06/01/26
    0


    1523247          560/560             F           75,000.00         T
                                         360         74,869.59          1
    LOT 3 BLK M-204 SEC 3 MARCEL       8.750            590.03         43
    LAKES                              8.500            590.03      176,574.00
    DINGMANS FERRY   PA   18328          1            05/24/96         00
    450439542                            03           07/01/96          0
    450439542                            O            06/01/26
    0


    1523248          560/560             F        1,000,000.00         ZZ
                                         360        998,348.99          1
    2750 CORDILLERA                    9.000          8,046.23         62
                                       8.750          8,046.23    1,629,500.00
    EDWARDS          CO   81632          1            05/30/96         00
    450443353                            05           07/01/96          0
1


    450443353                            O            06/01/26
    0


    1523249          560/560             F          370,000.00         R
                                         360        369,501.82          1
    21 LEHMAN ST.                      8.000          2,714.93         80
                                       7.750          2,714.93      462,500.00
    MAHWAH           NJ   07430          1            06/13/96         00
    450456645                            05           08/01/96          0
    450456645                            O            07/01/26
    0


    1523250          560/560             F          260,750.00         ZZ
                                         360        260,432.94          1
    238 LONGLEY ROAD                   8.500          2,004.95         95
                                       8.250          2,004.95      274,500.00
    GROTON           MA   01450          1            06/13/96         04
    450457981                            05           08/01/96         30
    450457981                            O            07/01/26
    0


    1523251          560/560             F           65,000.00         T
                                         360         64,930.54          1
    LOT 9 BLK 6 SEC 3                  9.125            528.87         57
    GOLD KEY LK                        8.875            528.87      115,000.00
    MILFORD          PA   18337          1            06/18/96         00
    450460100                            03           08/01/96          0
    450460100                            O            07/01/26
    0


    1523252          560/560             F          278,750.00         ZZ
                                         360        278,474.68          1
    23691 VIA SEGOVIA                  9.500          2,343.89         90
                                       9.250          2,343.89      309,878.00
    MURRIETA         CA   92562          1            06/13/96         04
    450460340                            05           08/01/96         25
    450460340                            O            07/01/26
    0


    1523253          560/560             F          300,000.00         ZZ
                                         360        299,616.08          1
    740 CAMINO REAL STREET             8.250          2,253.80         70
                                       8.000          2,253.80      432,000.00
    EL PASO          TX   79922          1            06/18/96         00
    450460456                            05           08/01/96          0
    450460456                            O            07/01/26
    0


1


    1523254          560/560             F           83,000.00         ZZ
                                         360         82,915.83          1
    11288 RHAPSODY ROAD                9.375            690.36         51
                                       9.125            690.36      163,000.00
    COOPER CITY      FL   33026          1            06/19/96         00
    450461017                            03           08/01/96          0
    450461017                            O            07/01/26
    0


    1523255          560/560             F          224,000.00         ZZ
                                         360        223,727.64          1
    62 VAN DYKE ROAD                   8.500          1,722.37         80
                                       8.250          1,722.37      280,000.00
    HOLLIS           NH   03049          1            06/19/96         00
    450461116                            05           08/01/96          0
    450461116                            O            07/01/26
    0


    1523256          560/560             F          232,000.00         ZZ
                                         360        231,717.91          1
    11 ARLEN WAY                       8.500          1,783.88         78
                                       8.250          1,783.88      299,000.00
    WEST HARTFORD    CT   06117          2            06/21/96         00
    450462395                            05           08/01/96          0
    450462395                            O            07/01/26
    0


    1523257          560/560             F          244,438.00         ZZ
                                         360        244,016.44          1
    1737 W LOST MOON COURT             8.125          1,814.95         80
                                       7.875          1,814.95      305,548.00
    TUCSON           AZ   85737          1            06/18/96         00
    450462619                            03           08/01/96          0
    450462619                            O            07/01/26
    0


    1523259          560/560             F          242,900.00         ZZ
                                         360        242,619.48          1
    19 WILTON DRIVE                    8.750          1,910.90         90
                                       8.500          1,910.90      269,900.00
    ALLENDALE        NJ   07401          1            06/21/96         04
    450462965                            05           08/01/96         25
    450462965                            O            07/01/26
    0


    1523260          560/560             F          346,460.00         ZZ
                                         360        346,027.80          1
    4120 FOREST HILL COURT             8.375          2,633.35         90
                                       8.125          2,633.35      385,000.00
1


    HAYWARD          CA   94542          1            06/18/96         04
    450463583                            05           08/01/96         25
    450463583                            O            07/01/26
    0


    1523261          560/560             F          260,950.00         ZZ
                                         360        260,624.47          1
    5014 OSO PARKWAY                   8.375          1,983.41         95
                                       8.125          1,983.41      274,900.00
    CORPUS CHRISTI   TX   78413          1            06/24/96         04
    450463716                            05           08/01/96         30
    450463716                            O            07/01/26
    0


    1523262          560/560             F          270,000.00         ZZ
                                         360        269,688.17          1
    345 CUSHMAN ROAD                   8.750          2,124.10         75
                                       8.500          2,124.10      360,000.00
    PATTERSON        NY   12563          5            06/19/96         00
    450464219                            05           08/01/96          0
    450464219                            O            07/01/26
    0


    1523263          560/560             F          335,000.00         ZZ
                                         360        334,603.00          1
    12600 COYOTE VALLEY RD             8.625          2,605.60         67
                                       8.375          2,605.60      504,000.00
    SALIDA           CO   81201          2            06/20/96         00
    450465265                            05           08/01/96          0
    450465265                            O            07/01/26
    0


    1523264          560/560             F          264,950.00         ZZ
                                         360        264,627.84          1
    7912 CALLE JALISCO                 8.500          2,037.24         80
                                       8.250          2,037.24      331,200.00
    CARLSBAD         CA   92009          1            06/06/96         00
    450465422                            03           08/01/96          0
    450465422                            O            07/01/26
    0


    1523266          560/560             F          297,480.00         ZZ
                                         360        297,136.45          1
    1900 WEST ROCKROSE WAY             8.750          2,340.28         95
                                       8.500          2,340.28      313,137.00
    CHANDLER         AZ   85248          1            06/07/96         04
    450466362                            03           08/01/96         30
    450466362                            O            07/01/26
    0
1




    1523267          560/560             F          875,000.00         ZZ
                                         360        874,112.81          1
    206 UPPER MOUNTAIN AVE             9.375          7,277.81         70
                                       9.125          7,277.81    1,250,000.00
    MONTCLAIR        NJ   07042          1            06/26/96         00
    450466578                            05           08/01/96          0
    450466578                            O            07/01/26
    0


    1523270          560/560             F          271,200.00         ZZ
                                         360        270,861.68          1
    2024 ALPHA STREET                  8.375          2,061.32         80
                                       8.125          2,061.32      339,000.00
    SOUTH PASADENA   CA   91030          2            06/20/96         00
    450468764                            05           08/01/96          0
    450468764                            O            07/01/26
    0


    1523271          560/560             F          328,135.00         ZZ
                                         360        327,765.72          1
    4100 FOREST HILL COURT             8.875          2,610.79         90
                                       8.625          2,610.79      365,000.00
    HAYWARD          CA   94542          1            06/24/96         04
    450469275                            05           08/01/96         25
    450469275                            O            07/01/26
    0


    1523272          560/560             F          243,600.00         ZZ
                                         360        243,311.32          1
    6 MARION WAY                       8.625          1,894.70         80
                                       8.375          1,894.70      304,600.00
    OLD BRIDGE       NJ   08857          1            06/28/96         00
    450469622                            05           08/01/96          0
    450469622                            O            07/01/26
    0


    1523273          560/560             F          250,000.00         ZZ
                                         360        249,703.73          1
    24506 CRABAPPLE COURT              8.625          1,944.48         71
                                       8.375          1,944.48      355,000.00
    LOS ANGELES      CA   91307          5            06/21/96         00
    450470166                            03           08/01/96          0
    450470166                            O            07/01/26
    0


    1523274          560/560             F          287,200.00         ZZ
                                         360        286,876.77          1
1


    23160 COMPASS DRIVE                8.875          2,285.10         80
                                       8.625          2,285.10      359,000.00
    CANYON LAKE      CA   92587          1            06/24/96         00
    450470307                            03           08/01/96          0
    450470307                            O            07/01/26
    0


    1523275          560/560             F          328,000.00         T
                                         360        327,658.59          1
    1041 DEL HAVEN DRIVE               9.250          2,698.38         50
                                       9.000          2,698.38      660,000.00
    DELRAY BEACH     FL   33483          1            06/28/96         00
    450472022                            05           08/01/96          0
    450472022                            O            07/01/26
    0


    1523276          560/560             F          259,600.00         ZZ
                                         360        259,259.21          1
    24 SARATOGA DRIVE                  8.125          1,927.53         80
                                       7.875          1,927.53      324,500.00
    WEST WINDSOR     NJ   08512          1            06/28/96         00
    450472394                            05           08/01/96          0
    450472394                            O            07/01/26
    0


    1523277          560/560             F          250,530.00         ZZ
                                         360        250,289.00          1
    12797 NORTH 114TH WAY              9.625          2,129.48         80
                                       9.375          2,129.48      313,163.00
    SCOTTSDALE       AZ   85259          1            06/27/96         00
    450473251                            03           08/01/96          0
    450473251                            O            07/01/26
    0


    1523278          560/560             F          170,500.00         ZZ
                                         360        170,308.11          1
    121 JEFFERSON ROAD                 8.875          1,356.58         95
                                       8.625          1,356.58      179,500.00
    PRINCETON        NJ   08540          1            06/28/96         04
    450473632                            05           08/01/96         30
    450473632                            O            07/01/26
    0


    1523280          560/560             F          144,700.00         ZZ
                                         360        144,607.72          1
    1521 WHISPERING WOODS DR           8.250          1,087.09         75
                                       8.000          1,087.09      195,495.00
    MONROE TOWNSHIP  NJ   08094          1            07/01/96         00
    450474739                            05           09/01/96          0
1


    450474739                            O            08/01/26
    0


    1523281          560/560             F          290,000.00         ZZ
                                         360        289,599.53          1
    1209 NAVAHO DRIVE                  7.875          2,102.71         80
                                       7.625          2,102.71      362,500.00
    BRENTWOOD        TN   37027          1            07/01/96         00
    450475264                            03           08/01/96          0
    450475264                            O            07/01/26
    0


    1523282          560/560             F          272,700.00         ZZ
                                         360        272,376.82          1
    1350 AUSTIN STREET                 8.625          2,121.04         90
                                       8.375          2,121.04      303,000.00
    FREMONT          CA   94539          1            06/20/96         10
    450475819                            05           08/01/96         25
    450475819                            O            07/01/26
    0


    1523283          560/560             F          218,800.00         R
                                         360        218,664.00          1
    5141 PINE TOP PLACE                8.375          1,663.04         80
                                       8.125          1,663.04      273,500.00
    ORLANDO          FL   32819          1            07/02/96         00
    450475983                            03           09/01/96          0
    450475983                            O            08/01/26
    0


    1523285          560/560             F          261,000.00         ZZ
                                         360        260,853.67          1
    2201 SPEED AVENUE                  8.875          2,076.64         90
                                       8.625          2,076.64      291,000.00
    LOUISVILLE       KY   40205          1            07/03/96         04
    450476544                            05           09/01/96         25
    450476544                            O            08/01/26
    0


    1523286          560/560             F          255,000.00         R
                                         360        254,705.51          1
    1805 REDBOURNE DR                  8.750          2,006.09         77
                                       8.500          2,006.09      335,000.00
    DUNWOODY         GA   30350          1            07/03/96         00
    450476809                            05           08/01/96          0
    450476809                            O            07/01/26
    0


1


    1523287          560/560             F           70,000.00         T
                                         360         69,961.76          1
    619 W COLUMBIA AVE 161             9.000            563.24         49
                                       8.750            563.24      145,500.00
    TELLURIDE        CO   81435          1            07/08/96         00
    450477344                            01           09/01/96          0
    450477344                            O            08/01/26
    0


    1523288          560/560             F          241,600.00         ZZ
                                         360        241,464.55          1
    1371 SHADY KNOLL COURT             8.875          1,922.28         80
                                       8.625          1,922.28      302,000.00
    LONGWOOD         FL   32750          1            07/08/96         00
    450477385                            03           09/01/96          0
    450477385                            O            08/01/26
    0


    1523289          560/560             F          258,000.00         R
                                         360        257,835.48          1
    956 WHITEGATE                      8.250          1,938.27         75
                                       8.000          1,938.27      345,000.00
    NORTHVILLE       MI   48167          1            07/08/96         00
    450478037                            05           09/01/96          0
    450478037                            O            08/01/26
    0


    1523290          560/560             F          253,500.00         ZZ
                                         360        253,256.13          1
    3030 CLAY STREET                   9.625          2,154.73         65
                                       9.375          2,154.73      390,000.00
    NEWPORT BEACH    CA   92663          2            06/24/96         00
    450478151                            05           08/01/96          0
    450478151                            O            07/01/26
    0


    1523291          560/560             F          210,403.00         ZZ
                                         360        210,288.06          1
    945 WEST CITRUS WAY                9.000          1,692.96         95
                                       8.750          1,692.96      221,477.00
    CHANDLER         AZ   85248          1            06/14/96         04
    450478201                            03           09/01/96         30
    450478201                            O            08/01/26
    0


    1523293          560/560             F          236,000.00         ZZ
                                         360        235,867.69          1
    16 CABRILLO DRIVE                  8.875          1,877.73         80
                                       8.625          1,877.73      295,000.00
1


    AVALON           CA   90704          1            06/27/96         00
    450478722                            03           09/01/96          0
    450478722                            O            08/01/26
    0


    1523295          560/560             F          280,000.00         ZZ
                                         360        279,830.37          1
    180 SWEET HOLLOW ROAD              8.500          2,152.96         80
                                       8.250          2,152.96      350,000.00
    ALEXANDRIA TWP   NJ   08898          1            07/11/96         00
    450479316                            05           09/01/96          0
    450479316                            O            08/01/26
    0


    1523296          560/560             F          240,100.00         R
                                         360        239,946.90          1
    1041 HAGEN DRIVE                   8.250          1,803.79         95
                                       8.000          1,803.79      254,339.00
    NEW PORT RICHEY  FL   34655          1            07/12/96         04
    450479894                            03           09/01/96         30
    450479894                            O            08/01/26
    0


    1523298          560/560             F          240,000.00         ZZ
                                         360        239,858.30          1
    588 HAWTHORNE AVENUE               8.625          1,866.70         80
                                       8.375          1,866.70      300,000.00
    GLEN ELLYN       IL   60137          1            07/15/96         00
    450481049                            05           09/01/96          0
    450481049                            O            08/01/26
    0


    1523299          560/560             F          270,000.00         ZZ
                                         360        269,852.51          1
    2S670 NELSON LAKE ROAD             9.000          2,172.49         90
                                       8.750          2,172.49      300,000.00
    BATAVIA          IL   60510          1            07/15/96         04
    450481593                            05           09/01/96         25
    450481593                            O            08/01/26
    0


    1523300          560/560             F          300,000.00         ZZ
                                         360        299,803.75          1
    6 APPELD CT.                       8.125          2,227.50         73
                                       7.875          2,227.50      416,200.00
    HILLSDALE        NJ   07642          1            07/15/96         00
    450482195                            05           09/01/96          0
    450482195                            O            08/01/26
    0
1




    1523301          560/560             F          286,800.00         ZZ
                                         360        286,655.17          1
    22 SEABURY DR.                     9.375          2,385.46         95
                                       9.125          2,385.46      301,900.00
    WESTERLY         RI   02891          1            07/16/96         04
    450483094                            05           09/01/96         30
    450483094                            O            08/01/26
    0


    1523302          560/560             F          241,400.00         ZZ
                                         360        241,249.95          1
    6901 SPANKY BRANCH DRIVE           8.375          1,834.81         75
                                       8.125          1,834.81      325,000.00
    DALLAS           TX   75248          2            07/17/96         00
    450483417                            05           09/01/96          0
    450483417                            O            08/01/26
    0


    1523303          560/560             F          750,000.00         ZZ
                                         360        749,545.64          1
    4025 PARKHILL ROAD                 8.500          5,766.86         69
                                       8.250          5,766.86    1,100,000.00
    SANTA MARGARITA  CA   93453          1            07/09/96         00
    450483631                            05           09/01/96          0
    450483631                            O            08/01/26
    0


    1523305          560/560             F           72,000.00         ZZ
                                         360         71,959.63          1
    29525 LONGHORN DRIVE               8.875            572.87         42
                                       8.625            572.87      172,000.00
    CANYON LAKE      CA   92587          1            07/15/96         00
    450484357                            03           09/01/96          0
    450484357                            O            08/01/26
    0


    1523307          560/560             F          110,000.00         ZZ
                                         360        109,938.33          1
    100 GLEN AVENUE                    8.875            875.21         53
                                       8.625            875.21      210,000.00
    MIDLAND PARK     NJ   07432          1            07/22/96         00
    450486238                            05           09/01/96          0
    450486238                            O            08/01/26
    0


    1523309          560/560             F          256,200.00         ZZ
                                         360        256,052.60          1
1


    20 WHISTLER WAY                    8.750          2,015.53         70
                                       8.500          2,015.53      366,000.00
    MARLBORO         NJ   07746          1            07/24/96         00
    450487616                            05           09/01/96          0
    450487616                            O            08/01/26
    0


    1523310          560/560             F          616,400.00         R
                                         360        615,986.40          1
    12 SPRING LAKE DRIVE               8.000          4,522.93         80
                                       7.750          4,522.93      770,579.00
    CHESTER          NJ   07930          1            07/24/96         00
    450487657                            05           09/01/96          0
    450487657                            O            08/01/26
    0


    1523311          560/560             F          316,000.00         ZZ
                                         360        315,793.28          1
    3407 BEACON STREET                 8.125          2,346.30         80
                                       7.875          2,346.30      395,000.00
    POMPANO BEACH    FL   33062          1            07/26/96         00
    450490172                            05           09/01/96          0
    450490172                            O            08/01/26
    0


    1523312          560/560             F          297,000.00         ZZ
                                         360        296,837.77          1
    493 ORCHARD HILLS DR               9.000          2,389.73         90
                                       8.750          2,389.73      330,000.00
    ANN ARBOR        MI   48104          1            07/26/96         04
    450491071                            05           09/01/96         25
    450491071                            O            08/01/26
    0


    1523313          560/560             F          248,000.00         R
                                         360        247,849.76          1
    23514 W SUMMERGLEN PLACE           8.500          1,906.91         80
                                       8.250          1,906.91      310,000.00
    VALENCIA         CA   91354          1            07/25/96         00
    450492368                            03           09/01/96          0
    450492368                            O            08/01/26
    0


    1523314          560/560             F          303,000.00         ZZ
                                         360        302,830.13          1
    2460 CANYON LAKES DRIVE            8.875          2,410.81         95
                                       8.625          2,410.81      319,000.00
    SAN RAMON        CA   94583          1            07/11/96         04
    450492525                            03           09/01/96         30
1


    450492525                            O            08/01/26
    0


    1523316          560/560             F          224,580.00         ZZ
                                         360        224,443.94          1
    14964 N 78TH DRIVE                 8.500          1,726.83         95
                                       8.250          1,726.83      236,400.00
    PEORIA           AZ   85381          1            07/26/96         04
    450495338                            05           09/01/96         30
    450495338                            O            08/01/26
    0


    1523317          560/560             F          229,900.00         ZZ
                                         360        229,771.11          1
    10384 CHERISE COURT                8.875          1,829.19         95
                                       8.625          1,829.19      242,000.00
    MECHANICSVILLE   VA   23111          1            07/30/96         04
    450495601                            05           09/01/96         30
    450495601                            O            08/01/26
    0


    1523318          560/560             F          255,800.00         ZZ
                                         360        255,632.67          1
    790 WOODFIELD WAY                  8.125          1,899.31         95
                                       7.875          1,899.31      269,300.00
    ROCHESTER HILLS  MI   48307          1            07/31/96         04
    450496831                            03           09/01/96         30
    450496831                            O            08/01/26
    0


    1523319          560/560             F          620,000.00         R
                                         360        619,594.43          1
    40 CEDRO AVENUE                    8.125          4,603.49         80
                                       7.875          4,603.49      775,000.00
    SAN FRANCISCO    CA   94127          1            07/22/96         00
    450497201                            05           09/01/96          0
    450497201                            O            08/01/26
    0


    1523320          560/560             F          241,500.00         R
                                         360        241,342.02          1
    752 BRIDGE CREEK DRIVE             8.125          1,793.14         70
                                       7.875          1,793.14      345,000.00
    SAN RAMON        CA   94583          1            07/29/96         00
    450497748                            03           09/01/96          0
    450497748                            O            08/01/26
    0


1


    1523321          560/560             F           60,000.00         ZZ
                                         360         60,000.00          1
    65 RACQUET ROAD                    8.625            466.68         38
                                       8.375            466.68      161,900.00
    WALL             NJ   07719          1            08/01/96         00
    450498134                            01           10/01/96          0
    450498134                            O            09/01/26
    0


    1523322          560/560             F          260,900.00         R
                                         360        260,900.00          1
    133 MELANIE DR                     8.375          1,983.03         80
                                       8.125          1,983.03      326,186.00
    TROY             MI   48098          1            08/02/96         00
    450498951                            05           10/01/96          0
    450498951                            O            09/01/26
    0


    1523323          560/560             F          319,000.00         ZZ
                                         360        318,816.46          1
    3136 CORTE PORTOFINO               8.750          2,509.58         80
                                       8.500          2,509.58      400,000.00
    NEWPORT BEACH    CA   92660          2            07/30/96         00
    450499496                            03           09/01/96          0
    450499496                            O            08/01/26
    0


    1523324          560/560             F          277,500.00         ZZ
                                         360        277,336.16          1
    1916 PENN AVENUE SOUTH             8.625          2,158.37         80
                                       8.375          2,158.37      350,000.00
    MINNEAPOLIS      MN   55405          2            08/01/96         00
    450499926                            05           09/01/96          0
    450499926                            O            08/01/26
    0


    1523325          560/560             F          400,000.00         R
                                         360        400,000.00          1
    913 LAKEWOOD DR                    8.125          2,969.99         73
                                       7.875          2,969.99      550,000.00
    BARRINGTON       IL   60010          1            08/06/96         00
    450500277                            05           10/01/96          0
    450500277                            O            09/01/26
    0


    1523326          560/560             F          230,000.00         ZZ
                                         360        230,000.00          1
    229 HIGHLAND DRIVE                 9.000          1,850.64         78
                                       8.750          1,850.64      298,000.00
1


    OXNARD           CA   93035          2            08/02/96         00
    450502240                            05           10/01/96          0
    450502240                            O            09/01/26
    0


    1523327          560/560             F          311,800.00         ZZ
                                         360        311,800.00          1
    19241 ST ALBANS VALLEY DR          8.625          2,425.15         80
                                       8.375          2,425.15      389,794.00
    GLENCOE          MO   63038          1            08/12/96         00
    450502786                            03           10/01/96          0
    450502786                            O            09/01/26
    0


    1523328          560/560             F          219,450.00         ZZ
                                         360        219,450.00          1
    9666 CALVIN AVENUE                 8.625          1,706.86         95
                                       8.375          1,706.86      231,000.00
    NORTHRIDGE       CA   91324          1            08/07/96         10
    450503313                            05           10/01/96         30
    450503313                            O            09/01/26
    0


    1523329          560/560             F          250,000.00         R
                                         360        250,000.00          1
    16 VINTAGE                         8.250          1,878.17         52
                                       8.000          1,878.17      485,000.00
    LAGUNA NIGUEL    CA   92677          1            08/05/96         00
    450503768                            03           10/01/96          0
    450503768                            O            09/01/26
    0


    1523330          560/560             F          264,000.00         ZZ
                                         360        264,000.00          1
    13653 DUNBAR WAY                   8.875          2,100.51         73
                                       8.625          2,100.51      364,000.00
    APPLE VALLEY     MN   55124          1            08/14/96         00
    450504014                            05           10/01/96          0
    450504014                            O            09/01/26
    0


    1523331          560/560             F          297,600.00         ZZ
                                         360        297,600.00          1
    19 OAK GLEN DRIVE                  9.000          2,394.56         78
                                       8.750          2,394.56      384,964.00
    SHELTON          CT   06484          1            08/08/96         00
    450504758                            05           10/01/96          0
    450504758                            O            09/01/26
    0
1




    1523333          560/560             F          221,400.00         ZZ
                                         360        221,400.00          1
    163 DURHAM POINT ROAD              8.500          1,702.37         80
                                       8.250          1,702.37      276,781.00
    DURHAM           NH   03824          1            08/16/96         00
    450506118                            05           10/01/96          0
    450506118                            O            09/01/26
    0


    1523335          560/560             F          207,000.00         ZZ
                                         360        207,000.00          1
    33 MARJALEEN DRIVE                 8.875          1,646.99         65
                                       8.625          1,646.99      323,000.00
    RANDOLPH         NJ   07869          1            08/16/96         00
    450506464                            05           10/01/96          0
    450506464                            O            09/01/26
    0


    1523337          560/560             F          207,000.00         ZZ
                                         360        207,000.00          1
    4364 CLUBHOUSE DRIVE               8.750          1,628.47         80
                                       8.500          1,628.47      259,000.00
    LAKEWOOD         CA   90712          1            08/13/96         00
    450507363                            05           10/01/96          0
    450507363                            O            09/01/26
    0


    1523338          560/560             F          271,550.00         ZZ
                                         360        271,550.00          1
    209 SPRINGHOUSE CIRCLE             8.750          2,136.29         95
                                       8.500          2,136.29      286,000.00
    FRANKLIN         TN   37067          1            08/19/96         10
    450507520                            03           10/01/96         30
    450507520                            O            09/01/26
    0


    1523339          560/560             F          595,000.00         ZZ
                                         360        595,000.00          1
    214 ELEANOR DRIVE                  8.375          4,522.43         50
                                       8.125          4,522.43    1,200,000.00
    WOODSIDE         CA   94062          2            08/06/96         00
    450507751                            05           10/01/96          0
    450507751                            O            09/01/26
    0


    1523340          560/560             F          102,500.00         ZZ
                                         360        102,500.00          1
1


    13400 SW 80 AVENUE                 8.875            815.54         54
                                       8.625            815.54      190,000.00
    MIAMI            FL   33156          2            08/15/96         00
    450508379                            05           10/01/96          0
    450508379                            O            09/01/26
    0


    1523342          560/560             F          235,100.00         ZZ
                                         360        235,100.00          1
    4060 AUTUMN RIDGE                  7.875          1,704.64         95
                                       7.625          1,704.64      247,500.00
    SAGINAW          MI   48603          1            08/21/96         10
    450509773                            05           10/01/96         30
    450509773                            O            09/01/26
    0


    1523343          560/560             F          240,900.00         ZZ
                                         360        240,900.00          1
    1318 MALLARD DRIVE                 8.500          1,852.32         78
                                       8.250          1,852.32      310,000.00
    RICHMOND         CA   94801          2            08/14/96         00
    450510409                            01           10/01/96          0
    450510409                            O            09/01/26
    0


    1523344          560/560             F          216,000.00         ZZ
                                         360        216,000.00          1
    4418 DON DIABLO DRIVE              8.375          1,641.76         90
                                       8.125          1,641.76      240,000.00
    LOS ANGELES      CA   90008          1            08/19/96         10
    450510631                            05           10/01/96         25
    450510631                            O            09/01/26
    0


    1523350          638/G01             F          247,000.00         ZZ
                                         360        247,000.00          1
    40 MOUNT HAMILTON COURT            8.500          1,899.22         95
                                       8.250          1,899.22      260,000.00
    CLAYTON          CA   94517          1            08/09/96         01
    0430024307                           03           10/01/96         30
    3952                                 O            09/01/26
    0


    1523352          480/728             F          280,000.00         T
                                         360        279,847.06          1
    305 HARRIS STREET                  9.000          2,252.94         80
                                       8.750          2,252.94      350,000.00
    BRECKENRIDGE     CO   80424          1            08/01/96         00
    0380505942                           05           09/01/96          0
1


    1937846                              O            08/01/26
    0


    1523365          267/267             F          450,000.00         ZZ
                                         360        450,000.00          1
    433 RICHMOND ROAD                  8.125          3,341.24         65
                                       7.875          3,341.24      700,000.00
    LA CANADA FLINT  CA   91011          1            08/07/96         00
    4414154                              05           10/01/96          0
    4414154                              O            09/01/26
    0


    1523401          696/G01             F          207,000.00         ZZ
                                         360        207,000.00          1
    1509 N GREENBRIER STEET            7.750          1,482.97         80
                                       7.500          1,482.97      260,000.00
    ARLINGTON        VA   22205          1            08/23/96         00
    0430024265                           05           10/01/96          0
    2238415                              O            09/01/26
    0


    1523425          559/G01             F          264,000.00         ZZ
                                         360        264,000.00          1
    1262 ALLYN STREET                  8.250          1,983.35         80
                                       8.000          1,983.35      330,000.00
    ST. HELENA       CA   94574          1            08/21/96         00
    0430021337                           05           10/01/96          0
    5376264                              O            09/01/26
    0


    1523426          074/074             F          315,000.00         ZZ
                                         360        314,596.89          1
    77 WILMINGTON DRIVE                8.250          2,366.49         73
                                       8.000          2,366.49      435,000.00
    MELVILLE         NY   11747          1            06/27/96         00
    1106008043                           05           08/01/96          0
    1106008043                           O            07/01/26
    0


    1523427          356/G01             F          232,800.00         ZZ
                                         360        232,800.00          1
    7605 ROMA PLACE                    8.625          1,810.70         80
                                       8.375          1,810.70      291,000.00
    SALINAS          CA   93907          1            08/01/96         00
    0430021329                           05           10/01/96          0
    2372068                              O            09/01/26
    0


1


    1523440          074/074             F          240,500.00         ZZ
                                         360        240,207.57          1
    530 EAST 72ND STREET APT. 2F       8.500          1,849.24         65
                                       8.250          1,849.24      370,000.00
    NEW YORK         NY   10021          1            07/01/96         00
    1106007448                           12           08/01/96          0
    1106007448                           O            07/01/26
    0


    1523441          927/G01             F          255,950.00         ZZ
                                         360        255,950.00          1
    10021 LAUREL SPRINGS AVENUE        8.500          1,968.04         80
                                       8.250          1,968.04      320,000.00
    LAS VEGAS        NV   89134          1            08/13/96         00
    0430023994                           05           10/01/96          0
    281030                               O            09/01/26
    0


    1523450          624/G01             F          283,500.00         ZZ
                                         360        283,500.00          1
    2015 JEANIE LANE                   8.750          2,230.30         73
                                       8.500          2,230.30      390,000.00
    GILROY           CA   95020          5            08/20/96         00
    0430026153                           05           10/01/96          0
    32054660036                          O            09/01/26
    0


    1523453          776/G01             F          230,000.00         ZZ
                                         360        230,000.00          1
    7135 ROSEMARY CIRCLE               8.375          1,748.17         65
                                       8.125          1,748.17      355,000.00
    MORGAN HILL      CA   95037          1            08/21/96         00
    0430025254                           05           10/01/96          0
    6233693                              O            09/01/26
    0


    1523454          744/G01             F          223,950.00         ZZ
                                         360        223,950.00          1
    3111 ARLOTTE AVENUE                8.875          1,781.85         80
                                       8.625          1,781.85      279,950.00
    LONG BEACH       CA   90805          1            08/21/96         00
    0430026641                           05           10/01/96          0
    78310                                O            09/01/26
    0


    1523458          765/G01             F          256,000.00         ZZ
                                         360        256,000.00          1
    21426 TALISMAN AVENUE              8.250          1,923.25         80
                                       8.000          1,923.25      320,000.00
1


    TORRANCE         CA   90503          1            08/07/96         00
    0430025999                           05           10/01/96          0
    316824                               O            09/01/26
    0


    1523459          074/G01             F          219,450.00         ZZ
                                         360        219,244.39          1
    2701 DOUGLAS                       9.750          1,885.42         95
    DRIVE                              9.500          1,885.42      231,000.00
    BLOOMFIELD       MI   48304          1            07/01/96         10
    0430020610                           05           08/01/96         30
    1581054303                           O            07/01/26
    0


    1523464          253/253             F          132,000.00         ZZ
                                         360        132,000.00          1
    10824 CAMELLIA DRIVE               8.250            991.68         80
                                       8.000            991.68      165,000.00
    DALLAS           TX   75230          1            08/22/96         00
    312049                               05           10/01/96          0
    312049                               O            09/01/26
    0


    1523472          B57/G01             F          323,000.00         ZZ
                                         360        323,000.00          1
    539 CALLE SEQUOIA                  8.125          2,398.27         90
                                       7.875          2,398.27      359,900.00
    THOUSAND OAKS    CA   91360          1            08/15/96         10
    0430026161                           05           10/01/96         25
    9620697                              O            09/01/26
    0


    1523473          074/G01             F          296,400.00         ZZ
                                         360        295,829.06          1
    340 CHESHIRE COURT                 8.250          2,226.76         95
                                       8.000          2,226.76      312,000.00
    COLORADO SPRING  CO   80906          1            05/31/96         11
    0430020958                           05           07/01/96         30
    1579020513                           O            06/01/26
    0


    1523483          074/074             F          327,250.00         ZZ
                                         360        326,608.59          1
    17 SPRUCE MOUNTAIN DRIVE           8.250          2,458.52         85
                                       8.000          2,458.52      385,000.00
    PUTNAM VALLEY    NY   10579          1            05/10/96         11
    1111045989                           05           07/01/96         12
    1111045989                           O            06/01/26
    0
1




    1523487          074/074             F          100,000.00         ZZ
                                         360         99,906.30          1
    275 & 295 GREENWICH STREET         9.750            859.16         36
    UNIT 9E-S                          9.500            859.16      284,000.00
    NEW YORK         NY   10007          1            06/20/96         00
    1111045901                           06           08/01/96          0
    1111045901                           O            07/01/26
    0


    1523491          074/G01             F          110,800.00         ZZ
                                         360        110,665.27          1
    16 PLYMOUTH ROAD                   8.500            851.96         75
                                       8.250            851.96      147,750.00
    SPRINGFIELD      PA   19064          1            06/27/96         00
    0430020990                           05           08/01/96          0
    1175034632                           O            07/01/26
    0


    1523495          074/G01             F          236,000.00         ZZ
                                         360        235,860.66          1
    12 CALLE CABITO                    8.625          1,835.59         52
                                       8.375          1,835.59      460,000.00
    SANTA FE         NM   87505          4            07/09/96         00
    0430021030                           05           09/01/96          0
    1569146774                           O            08/01/26
    0


    1523499          074/074             F          360,000.00         ZZ
                                         360        359,341.09          1
    1 IRVING PLACE #19FG               8.500          2,768.09         80
                                       8.250          2,768.09      450,000.00
    NEW YORK         NY   10003          1            05/30/96         00
    1106007073                           06           07/01/96          0
    1106007073                           O            06/01/26
    0


    1523501          074/074             F           86,000.00         ZZ
                                         360         85,842.59          1
    102-54 63RD STREET                 8.500            661.27         40
                                       8.250            661.27      215,000.00
    REGO PARK        NY   11375          1            05/14/96         00
    1111035599                           05           07/01/96          0
    1111035599                           O            06/01/26
    0


    1523504          685/G01             F          408,000.00         ZZ
                                         360        408,000.00          1
1


    5113 TOPEKA DRIVE                  8.750          3,209.74         80
                                       8.500          3,209.74      510,000.00
    LOS ANGELES      CA   91356          2            08/19/96         00
    0430027565                           05           10/01/96          0
    105275                               O            09/01/26
    0


    1523506          074/074             F          108,750.00         ZZ
                                         360        108,540.54          1
    11 HOMELAND AVE                    8.250            817.00         75
                                       8.000            817.00      145,000.00
    CORNWALL         NY   12520          1            05/15/96         00
    1103044787                           05           07/01/96          0
    1103044787                           O            06/01/26
    0


    1523511          074/074             F          198,750.00         ZZ
                                         360        198,367.15          1
    81 WARD STREET                     8.250          1,493.15         75
                                       8.000          1,493.15      265,000.00
    WESTBURY         NY   11590          1            05/07/96         00
    1111036773                           05           07/01/96          0
    1111036773                           O            06/01/26
    0


    1523536          562/728             F           85,000.00         ZZ
                                         360         85,000.00          1
    631 FAIRFAX DRIVE                  9.375            706.99         41
                                       9.125            706.99      209,000.00
    RAMSEY           NJ   07446          5            08/20/96         00
    0380505843                           01           10/01/96          0
    518514                               O            09/01/26
    0


    1523538          025/025             F          404,000.00         ZZ
                                         360        403,755.26          1
    3060 WINDSOR PLACE                 8.500          3,106.41         80
                                       8.250          3,106.41      505,000.00
    BOCA RATON       FL   33434          1            07/31/96         00
    482454                               03           09/01/96          0
    482454                               O            08/01/26
    0


    1523541          B75/G01             F          227,000.00         ZZ
                                         360        227,000.00          1
    111 NORTH ROCHESTER STREET         8.875          1,806.11         95
                                       8.625          1,806.11      239,000.00
    SAN MATEO        CA   94401          1            08/05/96         11
    0430023978                           05           10/01/96         30
1


    2513349                              O            09/01/26
    0


    1523548          696/728             F          222,400.00         ZZ
                                         360        222,400.00          1
    1507 WOODLEA DRIVE SW              8.000          1,631.89         80
                                       7.750          1,631.89      278,000.00
    LEESBURG         VA   20175          1            08/23/96         00
    0380505983                           03           10/01/96          0
    8008227                              O            09/01/26
    0


    1523580          764/G01             F          304,000.00         ZZ
                                         360        304,000.00          1
    3222 CAROLWOOD LANE                8.875          2,418.76         80
                                       8.625          2,418.76      380,000.00
    TORRANCE         CA   90505          1            08/14/96         00
    0430026294                           05           10/01/96          0
    890397                               O            09/01/26
    0


    1523585          964/G01             F          211,000.00         ZZ
                                         360        211,000.00          1
    2447 BURNSIDE ROAD                 8.500          1,622.41         53
                                       8.250          1,622.41      405,000.00
    SEBASTOPOL       CA   95472          1            08/16/96         00
    0430022236                           05           10/01/96          0
    19692                                O            09/01/26
    0


    1523586          685/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
    31811 GRAND CANYON DRIVE           8.500          1,937.66         80
                                       8.250          1,937.66      315,000.00
    LAGUNA NIGUEL    CA   92677          1            08/19/96         00
    0430022244                           05           10/01/96          0
    105277                               O            09/01/26
    0


    1523589          964/G01             F          560,000.00         ZZ
                                         360        560,000.00          1
    1180 FULTON STREET                 8.125          4,157.98         80
                                       7.875          4,157.98      700,000.00
    SAN FRANCISCO    CA   94117          1            08/20/96         00
    0430022285                           05           10/01/96          0
    19774                                O            09/01/26
    0


1


    1523599          429/429             F          295,000.00         ZZ
                                         360        294,811.89          1
    1436 S. FEDERAL UNIT B             8.250          2,216.24         77
                                       8.000          2,216.24      385,000.00
    CHICAGO          IL   60605          1            07/31/96         00
    0010387331                           03           09/01/96          0
    0010387331                           O            08/01/26
    0


    1523603          A02/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
    407 VICTORIA LANE                  8.750          2,045.42         73
                                       8.500          2,045.42      360,000.00
    ARLINGTON HEIGH  IL   60005          1            08/23/96         00
    0430025171                           05           10/01/96          0
    0162434                              O            09/01/26
    0


    1523609          638/G01             F          267,050.00         ZZ
                                         360        267,050.00          1
    7827 PINEVILLE CIRCLE              8.500          2,053.38         80
                                       8.250          2,053.38      333,843.00
    CASTRO VALLEY    CA   94552          1            08/07/96         00
    0430023531                           03           10/01/96          0
    8590023                              O            09/01/26
    0


    1523638          685/G01             F          398,000.00         ZZ
                                         360        398,000.00          1
    944 BIG BRIAR WAY                  8.375          3,025.09         80
                                       8.125          3,025.09      497,500.00
    LA CANADA FLINT  CA   91011          1            08/19/96         00
    0430025163                           05           10/01/96          0
    105312                               O            09/01/26
    0


    1523640          685/G01             F          500,000.00         ZZ
                                         360        500,000.00          1
    5685 CALPINE DRIVE                 8.750          3,933.50         80
                                       8.500          3,933.50      631,500.00
    MALIBU           CA   90265          1            08/14/96         00
    0430027854                           05           10/01/96          0
    105010                               O            09/01/26
    0


    1523643          559/G01             F          142,750.00         ZZ
                                         360        142,750.00          1
    508 ALDERBROOK DRIVE               8.625          1,110.30         78
                                       8.375          1,110.30      183,000.00
1


    SANTA ROSA       CA   95405          2            08/12/96         00
    0430024430                           05           10/01/96          0
    5367842                              O            09/01/26
    0


    1523645          559/G01             F          213,600.00         ZZ
                                         360        213,600.00          1
    681 BARN OWL COURT                 8.250          1,604.71         80
                                       8.000          1,604.71      267,000.00
    WALNUT CREEK     CA   94598          1            08/26/96         00
    0430027920                           03           10/01/96          0
    5378989                              O            09/01/26
    0


    1523649          E22/G01             F          312,000.00         ZZ
                                         360        312,000.00          1
    12356 VIEWOAK DRIVE                9.125          2,538.53         59
                                       8.875          2,538.53      531,000.00
    SARATOGA         CA   95070          2            08/15/96         00
    0410225312                           05           10/01/96          0
    410225312                            O            09/01/26
    0


    1523662          624/G01             F          294,300.00         ZZ
                                         360        294,300.00          1
    551 HAMILTON AVENUE                8.375          2,236.89         80
                                       8.125          2,236.89      367,900.00
    MILPITAS         CA   95035          1            08/22/96         00
    0430027268                           05           10/01/96          0
    87501360026                          O            09/01/26
    0


    1523680          E19/G01             F          215,600.00         ZZ
                                         360        215,600.00          1
    5603 ROCKBRIDGE COURT              8.375          1,638.72         95
                                       8.125          1,638.72      227,000.00
    COLUMBIA         MD   21045          1            08/22/96         11
    0430027433                           03           10/01/96         30
    9582                                 O            09/01/26
    0


    1523709          731/G01             F          227,600.00         ZZ
                                         360        227,600.00          1
    3877 SIERRA MADRE COURT            8.250          1,709.88         80
                                       8.000          1,709.88      284,500.00
    SIMI VALLEY      CA   93063          1            08/16/96         00
    0430026260                           05           10/01/96          0
    4001142                              O            09/01/26
    0
1




    1523720          776/G01             F          152,800.00         ZZ
                                         360        152,800.00          1
    2489 STONEGATE DRIVE               8.750          1,202.08         80
                                       8.500          1,202.08      191,000.00
    FESTUS           MO   63028          1            08/26/96         00
    0430029090                           05           10/01/96          0
    8235845                              O            09/01/26
    0


    1523727          776/G01             F           89,250.00         ZZ
                                         360         89,250.00          1
    8920 WEST DONNYBROOK DRIVE         8.875            710.11         75
                                       8.625            710.11      119,000.00
    BOISE            ID   83709          2            08/21/96         00
    0430029108                           05           10/01/96          0
    2535081                              O            09/01/26
    0


    1523728          455/G01             F           96,750.00         ZZ
                                         360         96,750.00          1
    220 STEEPLE CHASE DRIVE            8.125            718.37         75
                                       7.875            718.37      129,000.00
    MCDONOUGH        GA   30252          1            08/22/96         00
    0430025148                           05           10/01/96          0
    52483                                O            09/01/26
    0


    1523751          180/728             F          250,000.00         ZZ
                                         360        250,000.00          1
    2013 BRISTLECONE COURT             8.500          1,922.28         50
                                       8.250          1,922.28      505,000.00
    SANTA ROSA       CA   95403          1            08/09/96         00
    0380506189                           03           10/01/96          0
    4435624                              O            09/01/26
    0


    1523788          575/G01             F          339,750.00         ZZ
                                         360        339,750.00          1
    11 DEERFIELD ROAD                  8.750          2,672.81         90
                                       8.500          2,672.81      378,000.00
    MENDHAM          NJ   07945          1            08/02/96         14
    0430025874                           05           10/01/96         25
    442007527                            O            09/01/26
    0


    1523806          E22/G01             F          190,000.00         ZZ
                                         360        190,000.00          1
1


    823 SAN RAFAEL STREET              8.625          1,477.80         80
                                       8.375          1,477.80      240,000.00
    SUNNYVALE        CA   94086          2            08/08/96         00
    0410225122                           05           10/01/96          0
    410225122                            O            09/01/26
    0


    1523811          A50/A50             F          303,000.00         ZZ
                                         360        303,000.00          1
    3408 SHAMLEY DR                    8.750          2,383.70         75
                                       8.500          2,383.70      404,392.00
    TUSCALOOSA       AL   35406          2            08/16/96         00
    16267                                03           10/01/96          0
    16267                                O            09/01/26
    0


    1523822          686/G01             F           46,000.00         ZZ
                                         360         46,000.00          1
    2217 EAST CAROL CIRCLE             8.700            360.25         68
                                       8.450            360.25       68,000.00
    WEST PALM BEACH  FL   33416          1            08/16/96         00
    0430023010                           05           10/01/96          0
    817588072                            O            09/01/26
    0


    1523827          686/G01             F          164,500.00         ZZ
                                         360        164,500.00          1
    3481 CHANEY TRAIL                  8.400          1,253.23         70
                                       8.150          1,253.23      235,000.00
    ALTADENA         CA   91001          5            08/16/96         00
    0430023077                           05           10/01/96          0
    817642408                            O            09/01/26
    0


    1523876          E22/G01             F          275,500.00         ZZ
                                         360        275,500.00          1
    12765 SW 99 COURT                  8.250          2,069.74         80
                                       8.000          2,069.74      345,000.00
    MIAMI            FL   33176          1            08/21/96         00
    0410187991                           05           10/01/96          0
    410187991                            O            09/01/26
    0


    1523907          909/G01             F          132,000.00         ZZ
                                         360        132,000.00          1
    150 UPLAND DRIVE                   8.750          1,038.44         75
                                       8.500          1,038.44      176,000.00
    BOULDER CREEK    CA   95006          2            08/09/96         00
    0430028423                           05           10/01/96          0
1


    6003282                              O            09/01/26
    0


    1523919          731/G01             F          256,000.00         ZZ
                                         360        256,000.00          1
    1173 HILLVIEW DRIVE                8.625          1,991.14         80
                                       8.375          1,991.14      320,000.00
    MILPITAS         CA   95035          1            08/16/96         00
    0430027797                           05           10/01/96          0
    111752583                            O            09/01/26
    0


    1523921          731/G01             F          249,500.00         ZZ
                                         360        249,500.00          1
    3321 DOVER ROAD                    8.625          1,940.59         80
                                       8.375          1,940.59      312,000.00
    REDWOOD CITY     CA   94061          2            08/23/96         00
    0430027979                           05           10/01/96          0
    112152624                            O            09/01/26
    0


    1523924          526/G01             F          378,000.00         ZZ
                                         360        378,000.00          1
    134 DRAPER ROAD                    8.750          2,973.73         65
                                       8.500          2,973.73      587,000.00
    WAYLAND          MA   01778          5            08/09/96         00
    0430025726                           05           10/01/96          0
    137072                               O            09/01/26
    0


    1523926          624/G01             F          256,000.00         ZZ
                                         360        256,000.00          1
    3699 DEEDHAM DRIVE                 8.750          2,013.95         80
                                       8.500          2,013.95      320,000.00
    SAN JOSE         CA   95148          2            08/23/96         00
    0430026609                           05           10/01/96          0
    87500360056                          O            09/01/26
    0


    1523928          698/G01             F          261,000.00         ZZ
                                         360        261,000.00          1
    5443 EAST ESTATE RIDGE ROAD        9.250          2,147.18         90
                                       9.000          2,147.18      290,000.00
    ANAHEIM          CA   92807          1            08/27/96         11
    0430027607                           03           10/01/96         30
    1600000050                           O            09/01/26
    0


1


    1523930          526/G01             F          250,000.00         ZZ
                                         360        250,000.00          1
    505 WYNDMOOR AVENUE                7.625          1,769.49         73
                                       7.375          1,769.49      345,000.00
    WYNDMOOR         PA   19038          1            08/16/96         00
    0430023804                           05           10/01/96          0
    0130535                              O            09/01/26
    0


    1523933          526/G01             F          261,150.00         ZZ
                                         360        261,150.00          1
    4316 CALLE MAPACHE                 8.250          1,961.94         89
                                       8.000          1,961.94      296,650.00
    CAMARILLO        CA   93012          1            08/06/96         04
    0430029009                           05           10/01/96         25
    0118549                              O            09/01/26
    0


    1523955          526/G01             F          238,500.00         ZZ
                                         360        238,500.00          1
    5 GLOUCESTER DRIVE                 8.625          1,855.03         80
                                       8.375          1,855.03      299,740.00
    MARLBORO         NJ   07746          1            08/19/96         00
    0430026963                           05           10/01/96          0
    0100045                              O            09/01/26
    0


    1523956          375/G01             F           85,200.00         ZZ
                                         360         85,200.00          1
    4906 MEADOWCREST DRIVE             8.875            677.89         64
                                       8.625            677.89      135,200.00
    ALLISON PARK     PA   15101          1            08/16/96         00
    0430025015                           05           10/01/96          0
    327900                               O            09/01/26
    0


    1523957          668/G01             F          308,000.00         ZZ
                                         360        308,000.00          1
    26 SEMINOLE COURT                  8.250          2,313.91         80
                                       8.000          2,313.91      385,000.00
    SAN RAMON        CA   94583          1            08/12/96         00
    0430029777                           03           10/01/96          0
    6880686                              O            09/01/26
    0


    1523960          480/728             F          120,000.00         ZZ
                                         360        120,000.00          1
    17363 SW 32 LANE                   7.625            849.35         47
                                       7.375            849.35      257,395.00
1


    MIRAMAR          FL   33029          1            08/14/96         00
    0380506114                           03           10/01/96          0
    1755990                              O            09/01/26
    0


    1523992          076/076             F          283,200.00         ZZ
                                         360        283,023.97          1
    5802 WESTCHESTER STREET            8.375          2,152.53         80
                                       8.125          2,152.53      354,050.00
    ALEXANDRIA       VA   22310          1            07/24/96         00
    019131                               05           09/01/96          0
    019131                               O            08/01/26
    0


    1523997          A39/G01             F          959,000.00         ZZ
                                         360        959,000.00          1
    20559 CHATSBORO DRIVE              8.875          7,630.23         70
                                       8.625          7,630.23    1,370,000.00
    WOODLAND HILLS   CA   91364          1            08/07/96         00
    0430024166                           03           10/01/96          0
    9600656RFC                           O            09/01/26
    0


    1524004          076/076             F          262,500.00         ZZ
                                         360        262,363.91          1
    31274 WESTWOOD                     9.250          2,159.53         75
                                       9.000          2,159.53      350,000.00
    FARMINGTON HILL  MI   48331          5            07/25/96         00
    9604991                              05           09/01/96          0
    9604991                              O            08/01/26
    0


    1524028          E86/G01             F          385,000.00         ZZ
                                         360        385,000.00          1
    10 TWIN PONDS LANE                 8.500          2,960.32         63
                                       8.250          2,960.32      614,000.00
    OYSTER BAY COVE  NY   11791          1            08/21/96         00
    0430026302                           05           10/01/96          0
    12827                                O            09/01/26
    0


    1524043          685/G01             F          170,600.00         ZZ
                                         360        170,600.00          1
    25759 PALERMO COURT                8.875          1,357.37         80
                                       8.625          1,357.37      213,600.00
    MURRIETA         CA   92562          1            08/13/96         00
    0430027573                           05           10/01/96          0
    104871                               O            09/01/26
    0
1




    1524049          776/G01             F          289,600.00         ZZ
                                         360        289,600.00          1
    900 CONSTITUTION DRIVE             8.875          2,304.19         80
                                       8.625          2,304.19      362,000.00
    FOSTER CITY      CA   94404          1            08/22/96         00
    0430027847                           05           10/01/96          0
    2135098                              O            09/01/26
    0


    1524119          964/G01             F          151,200.00         ZZ
                                         360        151,200.00          1
    825 AVOCADO STREET                 8.500          1,162.60         80
                                       8.250          1,162.60      189,000.00
    BREA             CA   92621          1            08/21/96         00
    0430025262                           05           10/01/96          0
    19740                                O            09/01/26
    0


    1524121          964/G01             F          142,400.00         ZZ
                                         360        142,400.00          1
    5348 WEST 124TH PLACE              9.000          1,145.78         80
                                       8.750          1,145.78      178,000.00
    HAWTHORNE        CA   90250          1            08/27/96         00
    0430025247                           05           10/01/96          0
    19680                                O            09/01/26
    0


    1524122          964/G01             F          380,000.00         ZZ
                                         360        380,000.00          1
    637 26TH STREET                    8.500          2,921.87         50
                                       8.250          2,921.87      775,000.00
    MANHATTAN BEACH  CA   90266          1            08/21/96         00
    0430025197                           05           10/01/96          0
    19706                                O            09/01/26
    0


    1524233          696/728             F          259,600.00         ZZ
                                         360        259,600.00          1
    501 IVY CIRCLE                     8.125          1,927.52         80
                                       7.875          1,927.52      324,500.00
    ALEXANDRIA       VA   22302          1            08/29/96         00
    0380506171                           05           10/01/96          0
    2158293                              O            09/01/26
    0


    1524253          025/025             F          307,000.00         ZZ
                                         360        307,000.00          1
1


    7490 ST MARLO COUNTRY CLUB PKY     8.500          2,360.56         87
                                       8.250          2,360.56      353,250.00
    DULUTH           GA   30136          1            08/05/96         11
    135797                               03           10/01/96         25
    135797                               O            09/01/26
    0


    1524261          668/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
    6131 AVALON COURT                  8.750          2,832.13         80
                                       8.500          2,832.13      450,000.00
    LONG BEACH       CA   90803          1            08/09/96         00
    0430029801                           03           10/01/96          0
    6879597                              O            09/01/26
    0


    1524263          514/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    401 RIVER BEND ROAD                7.875          4,712.95         73
                                       7.625          4,712.95      895,000.00
    GREAT FALLS      VA   22066          1            08/22/96         00
    0430029207                           05           10/01/96          0
    358184                               O            09/01/26
    0


    1524299          685/G01             F          104,000.00         ZZ
                                         360        104,000.00          1
    4033 BLUFF STREET                  8.375            790.48         68
                                       8.125            790.48      155,000.00
    NORCO            CA   91760          1            08/08/96         00
    0430028951                           05           10/01/96          0
    105087                               O            09/01/26
    0


    1524309          731/G01             F          276,800.00         ZZ
                                         360        276,800.00          1
    3764 RHODA DRIVE                   8.375          2,103.88         80
                                       8.125          2,103.88      346,000.00
    SAN JOSE         CA   95117          1            08/22/96         00
    0430028266                           05           10/01/96          0
    112152658                            O            09/01/26
    0


    1524318          E22/G01             F          140,000.00         ZZ
                                         360        139,921.52          1
    1720 FELS ROAD                     8.875          1,113.90         71
                                       8.625          1,113.90      199,000.00
    MILFORD TOWNSHI  PA   18073          5            07/19/96         00
    0410189690                           05           09/01/96          0
1


    410189690                            O            08/01/26
    0


    1524370          313/G01             F          135,000.00         ZZ
                                         360        135,000.00          1
    4205 SW MINTER BRIDGE ROAD         8.875          1,074.13         75
                                       8.625          1,074.13      180,000.00
    HILLSBORO        OR   97123          1            08/22/96         00
    0430028571                           05           10/01/96          0
    6006142                              O            09/01/26
    0


    1524372          E22/G01             F          188,500.00         ZZ
                                         360        188,500.00          1
    8520 WEST CAMDEN DRIVE             8.500          1,449.40         79
                                       8.250          1,449.40      240,000.00
    ELK GROVE        CA   95624          2            08/16/96         00
    0410128284                           05           10/01/96          0
    410128284                            O            09/01/26
    0


    1524412          E22/G01             F          190,400.00         ZZ
                                         360        190,400.00          1
    3865 ELGIN DRIVE                   8.750          1,497.88         80
                                       8.500          1,497.88      238,000.00
    PLANO            TX   75025          1            08/09/96         00
    0410213086                           09           10/01/96          0
    410213086                            O            09/01/26
    0


    1524436          E22/G01             F          208,000.00         ZZ
                                         360        208,000.00          1
    14136 HORTENSE STREET              8.875          1,654.94         80
                                       8.625          1,654.94      260,000.00
    SHERMAN OAKS AR  CA   91423          2            08/15/96         00
    0410183040                           05           10/01/96          0
    410183040                            O            09/01/26
    0


    1524451          E22/G01             F          472,000.00         ZZ
                                         360        472,000.00          1
    18135 CAMINO DE ESTRELLAS          8.750          3,713.23         80
                                       8.500          3,713.23      590,000.00
    RANCHO SANTA FE  CA   92067          1            08/22/96         00
    0410182059                           05           10/01/96          0
    410182059                            O            09/01/26
    0


1


    1524467          A39/G01             F          265,600.00         ZZ
                                         360        265,600.00          1
    6258 TIMBERLANE STREET             8.625          2,065.81         80
                                       8.375          2,065.81      332,000.00
    AGOURA HILLS     CA   91301          1            08/26/96         00
    0430026286                           05           10/01/96          0
    9600747RFC                           O            09/01/26
    0


    1524480          964/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    5580 CAMINO DE BRYANT              8.250          3,005.07         80
                                       8.000          3,005.07      500,000.00
    YORBA LINDA      CA   92686          1            08/29/96         00
    0430026989                           05           10/01/96          0
    19652                                O            09/01/26
    0


    1524482          964/G01             F          292,600.00         ZZ
                                         360        292,600.00          1
    350 CALABASAS ROAD                 8.375          2,223.97         79
                                       8.125          2,223.97      372,000.00
    WATSONVILLE      CA   95076          2            08/21/96         00
    0430027169                           05           10/01/96          0
    19648                                O            09/01/26
    0


    1524509          A39/A39             F          300,000.00         ZZ
                                         360        300,000.00          1
    887 PUESTA DEL SOL                 8.500          2,306.74         62
                                       8.250          2,306.74      485,000.00
    THOUSAND OAKS    CA   91360          1            08/21/96         00
    9600572                              03           10/01/96          0
    9600572                              O            09/01/26
    0


    1524510          956/G01             F          328,800.00         ZZ
                                         360        328,800.00          1
    123 FLYING CLOUD ISLE              8.500          2,528.19         80
                                       8.250          2,528.19      411,000.00
    FOSTER CITY      CA   94404          1            08/21/96         00
    0430028308                           05           10/01/96          0
    606123                               O            09/01/26
    0


    1524535          003/G01             F          308,800.00         ZZ
                                         360        308,800.00          1
    105 NEW LANDERS DRIVE              8.750          2,429.34         80
                                       8.500          2,429.34      386,000.00
1


    POWDER SPRINGS   GA   30073          1            08/13/96         00
    0430026716                           03           10/01/96          0
    3708096                              O            09/01/26
    0


    1524540          377/G01             F          267,750.00         ZZ
                                         360        267,750.00          1
    11 SCHOOLHOUSE LANE                8.125          1,988.04         90
                                       7.875          1,988.04      297,500.00
    MOUNT OLIVE TOW  NJ   07828          1            08/29/96         14
    0430029413                           05           10/01/96         25
    743332                               O            09/01/26
    0


    1524558          E22/G01             F          504,000.00         ZZ
                                         360        504,000.00          1
    26055 RED CORRAL ROAD              9.000          4,055.30         80
                                       8.750          4,055.30      630,000.00
    LAGUNA HILLS     CA   92653          1            08/22/96         00
    0410224679                           03           10/01/96          0
    410224679                            O            09/01/26
    0


    1524560          E22/G01             F          275,200.00         ZZ
                                         360        275,200.00          1
    878 SOUTH DYER CIRCLE              8.625          2,140.48         80
                                       8.375          2,140.48      344,000.00
    INCLINE VILLAGE  NV   89451          1            08/22/96         00
    0410126585                           05           10/01/96          0
    410126585                            O            09/01/26
    0


    1524562          E22/G01             F          218,500.00         ZZ
                                         360        218,500.00          1
    7784 YAUPON DRIVE                  8.625          1,699.47         90
                                       8.375          1,699.47      242,776.00
    AUSTIN           TX   78759          1            08/22/96         10
    0410213631                           05           10/01/96         25
    410213631                            O            09/01/26
    0


    1524599          171/171             F          270,000.00         ZZ
                                         360        270,000.00          1
    6401 NORTH VISTA STREET            8.500          2,076.07         75
                                       8.250          2,076.07      360,000.00
    SAN GABRIEL      CA   91775          2            08/01/96         00
    67095064                             05           10/01/96          0
    67095064                             O            09/01/26
    0
1




    1524603          731/G01             F          216,000.00         ZZ
                                         360        216,000.00          1
    9390 TROY WAY                      8.625          1,680.03         80
                                       8.375          1,680.03      270,000.00
    GRANITE BAY      CA   95746          1            08/26/96         00
    0430028993                           05           10/01/96          0
    110541034                            O            09/01/26
    0


    1524701          964/G01             F          340,000.00         ZZ
                                         360        340,000.00          1
    45 REDWOOD DRIVE                   8.375          2,584.25         80
                                       8.125          2,584.25      430,000.00
    ROSS             CA   94957          2            08/28/96         00
    0430028092                           05           10/01/96          0
    19861                                O            09/01/26
    0


    1524728          003/G01             F          304,000.00         ZZ
                                         360        304,000.00          1
    251 CHURCHILL HEIGHTS              8.375          2,310.62         80
                                       8.125          2,310.62      380,000.00
    ALPHARETTA       GA   30202          1            08/21/96         00
    0430028183                           03           10/01/96          0
    3726650                              O            09/01/26
    0


    1524752          626/G01             F          293,000.00         ZZ
                                         360        293,000.00          1
    4707 COPPERFIELD CIRCLE            8.625          2,278.93         77
                                       8.375          2,278.93      385,199.00
    GRANITE BAY      CA   95746          2            08/20/96         00
    0430028902                           03           10/01/96          0
    6648257                              O            09/01/26
    0


    1524754          765/G01             F          204,800.00         ZZ
                                         360        204,800.00          1
    4713 JACQUES STREET                8.375          1,556.63         80
                                       8.125          1,556.63      256,000.00
    TORRANCE         CA   90503          1            08/20/96         00
    0430028613                           05           10/01/96          0
    317085                               O            09/01/26
    0


    1524757          765/G01             F          272,971.00         ZZ
                                         360        272,971.00          1
1


    1009 SOUTH CREEKVIEW LANE          8.500          2,098.92         95
                                       8.250          2,098.92      287,338.00
    ANAHEIM          CA   92808          1            08/26/96         11
    0430028589                           03           10/01/96         30
    316571                               O            09/01/26
    0


    1524758          765/G01             F          263,150.00         ZZ
                                         360        263,150.00          1
    4134 EAST CHURCH HAVEN WAY         8.875          2,093.74         95
                                       8.625          2,093.74      277,000.00
    ANAHEIM          CA   92807          1            08/27/96         12
    0430029058                           05           10/01/96         30
    317092                               O            09/01/26
    0


    1524761          E57/G01             F          428,000.00         ZZ
                                         360        428,000.00          1
    3207 DURAND DRIVE                  9.000          3,443.78         80
                                       8.750          3,443.78      535,000.00
    LOS ANGELES      CA   90068          2            08/22/96         00
    0430029454                           05           10/01/96          0
    164124                               O            09/01/26
    0


    1524767          637/G01             F          525,200.00         ZZ
                                         360        525,200.00          1
    2209 VERSAILLES COURT              8.625          4,084.96         80
                                       8.375          4,084.96      656,500.00
    HENDERSON        NV   89014          1            08/22/96         00
    0430029330                           03           10/01/96          0
    4981114                              O            09/01/26
    0


    1524769          637/G01             F          269,950.00         ZZ
                                         360        269,950.00          1
    5635 NORTH DAPPLE GRAY ROAD        8.500          2,075.69         90
                                       8.250          2,075.69      299,950.00
    LAS VEGAS        NV   89129          1            08/23/96         04
    0430028399                           05           10/01/96         25
    9218447                              O            09/01/26
    0


    1524782          420/G01             F          252,800.00         ZZ
                                         360        252,800.00          1
    202 OYSTER POND ROAD               8.500          1,943.82         80
                                       8.250          1,943.82      316,000.00
    ALAMEDA          CA   94502          1            08/12/96         00
    0430029645                           03           10/01/96          0
1


    337576                               O            09/01/26
    0


    1524909          560/560             F          347,000.00         ZZ
                                         360        347,000.00          1
    635 N CHEROKEE AVENUE              8.750          2,729.86         78
                                       8.500          2,729.86      450,000.00
    LOS ANGELES      CA   90004          2            08/23/96         00
    450520119                            05           10/01/96          0
    450520119                            O            09/01/26
    0


    1524910          560/560             F          303,000.00         T
                                         360        303,000.00          1
    35849 N 61ST STREET                8.375          2,303.02         63
                                       8.125          2,303.02      485,714.00
    CAREFREE         AZ   85331          1            08/26/96         00
    450517107                            05           10/01/96          0
    450517107                            O            09/01/26
    0


    1524911          560/560             F          278,550.00         ZZ
                                         360        278,550.00          1
    5161 KILE ROAD                     8.875          2,216.27         95
                                       8.625          2,216.27      293,249.00
    LODI             CA   95242          1            08/23/96         04
    450516521                            05           10/01/96         30
    450516521                            O            09/01/26
    0


    1524915          560/560             F          225,200.00         ZZ
                                         360        225,200.00          1
    849 HERITAGE HILLS DRIVE           8.875          1,791.80         80
                                       8.625          1,791.80      281,500.00
    YORK             PA   17402          2            08/21/96         00
    450512447                            05           10/01/96          0
    450512447                            O            09/01/26
    0


    1524916          560/560             F          231,500.00         ZZ
                                         360        231,500.00          1
    LOT 32 SILVER GLEN ROAD            8.750          1,821.22         95
                                       8.500          1,821.22      243,776.00
    STOUGHTON        MA   02072          1            08/28/96         10
    450514724                            05           10/01/96         30
    450514724                            O            09/01/26
    0


1


    1524918          560/560             F          250,000.00         ZZ
                                         360        250,000.00          1
    6 FOUNTAYNE LANE                   8.375          1,900.19         72
                                       8.125          1,900.19      352,000.00
    SKILLMAN         NJ   08558          1            08/28/96         00
    450514518                            05           10/01/96          0
    450514518                            O            09/01/26
    0


    1524923          560/560             F          233,750.00         R
                                         240        233,750.00          1
    7609 STRATFIELD                    8.125          1,973.41         86
                                       7.875          1,973.41      273,800.00
    LAUREL           MD   20707          1            08/16/96         10
    450506431                            03           10/01/96         25
    450506431                            O            09/01/16
    0


    1524942          964/G01             F          232,000.00         ZZ
                                         360        232,000.00          1
    743 SKLVANOAK DRIVE                8.500          1,783.88         80
                                       8.250          1,783.88      290,000.00
    GLENDALE         CA   91206          1            08/23/96         00
    0430027987                           05           10/01/96          0
    19807                                O            09/01/26
    0


    1525025          560/560             F          423,950.00         ZZ
                                         360        423,950.00          1
    1717 W 11TH AVENUE                 8.500          3,259.81         56
                                       8.250          3,259.81      760,000.00
    ANCHORAGE        AK   99501          2            08/27/96         00
    450513825                            05           10/01/96          0
    450513825                            O            09/01/26
    0


    1525052          E22/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    3805 FERN FLAT ROAD                8.500          3,075.65         72
                                       8.250          3,075.65      558,500.00
    APTOS            CA   95003          1            08/28/96         00
    0410226187                           05           10/01/96          0
    410226187                            O            09/01/26
    0


    1525054          E22/G01             F          254,400.00         ZZ
                                         360        254,400.00          1
    33 PARK ROAD UNIT # 1              8.375          1,933.62         80
                                       8.125          1,933.62      318,000.00
1


    BURLINGAME       CA   94010          1            08/28/96         00
    0410227128                           09           10/01/96          0
    410227128                            O            09/01/26
    0


    1525055          E22/G01             F          202,000.00         ZZ
                                         360        202,000.00          1
    6208 VERNON WAY                    9.500          1,698.53         62
                                       9.250          1,698.53      330,000.00
    CARMICHAEL       CA   95608          2            08/26/96         00
    0410128219                           05           10/01/96          0
    410128219                            O            09/01/26
    0


    1525135          E22/G01             F          342,500.00         ZZ
                                         360        342,500.00          1
    20 LAKE AVENUE                     9.250          2,817.66         75
                                       9.000          2,817.66      456,711.00
    REHOBOTH         DE   19971          2            08/26/96         00
    0410198592                           05           10/01/96          0
    410198592                            O            09/01/26
    0

   TOTAL NUMBER OF LOANS   :      1,610

   TOTAL ORIGINAL BALANCE  :   452,391,449.18

   TOTAL PRINCIPAL BALANCE :   451,652,075.74

   TOTAL ORIGINAL P+I      :     3,516,205.30

   TOTAL CURRENT P+I       :     3,516,205.30


                             ***************************
                             *      END OF REPORT      *
                             ***************************

  RUN ON     : 09/23/96           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 12.20.44           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S20                               CUTOFF : 09/01/96
  POOL       : 0004225
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST SPREAD RATE                     STRIP
-------------------------------------------------------------------------------

      1437819                              .2500
      180,153.60                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1441466                              .2500
      191,080.90                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1444462                              .2500
      231,344.63                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1447992                              .2500
      257,215.56                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1457619                              .2500
      199,484.67                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1470543                              .2500
      230,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000
1



      1476606                              .2500
      292,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1479641                              .2500
      586,500.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1480026                              .2500
      219,600.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1480984                              .2500
      299,822.88                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1482525                              .2500
      303,600.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1485795                              .2500
      388,038.63                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1486338                              .2500
      281,408.44                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1486590                              .2500
      135,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000
1



      1490410                              .2500
      260,467.66                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         1.2950
            7.7500                         .0000

      1497870                              .2500
      112,144.05                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1498727                              .2500
      262,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1499601                              .2500
      220,373.13                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1500496                              .2500
      315,076.18                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1500574                              .2500
      269,542.51                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1501573                              .2500
      479,701.65                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1501576                              .2500
      161,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1502454                              .2500
      224,647.37                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1503036                              .2500
      293,851.54                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1503109                              .2500
      224,877.10                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1503120                              .2500
      719,645.85                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1503456                              .2500
      990,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1504243                              .2500
      264,843.54                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1504253                              .2500
      245,807.29                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1504862                              .2500
      190,884.33                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1504866                              .2500
      283,506.22                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1504927                              .2500
      231,882.84                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1505008                              .2500
      500,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1505205                              .2500
      397,196.84                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1505327                              .2500
      238,942.76                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1505347                              .2500
      187,150.00                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         1.7200
            7.7500                         .0000

      1505486                              .2500
      284,785.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1505578                              .2500
      271,660.68                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000
1



      1505599                              .2500
      229,783.89                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1505762                              .2500
      112,673.05                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1505938                              .2500
      649,644.95                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1506149                              .2500
      271,299.02                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1506156                              .2500
      236,630.44                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1506159                              .2500
      133,623.08                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1506284                              .2500
      254,713.02                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506461                              .2500
      118,180.05                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000
1



      1506465                              .2500
      219,876.66                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506503                              .2500
      353,641.94                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1506671                              .2500
      271,839.41                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1506672                              .2500
      300,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1506788                              .2500
      194,684.02                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1506889                              .2500
      936,888.43                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1506921                              .2500
      349,803.78                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1506935                              .2500
      295,476.17                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000
1



      1507133                              .2500
      172,753.07                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1507158                              .2500
      235,514.42                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1508172                              .2500
      630,849.80                           .0800
            7.0500                         .0000
            6.8000                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1508173                              .2500
      351,916.90                           .0800
            7.0500                         .0000
            6.8000                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1508174                              .2500
      220,885.51                           .0800
            7.1000                         .0000
            6.8500                         .0000
            6.7700                          .0000
            6.7700                         .0000

      1508176                              .2500
      252,193.29                           .0800
            7.3000                         .0000
            7.0500                         .0000
            6.9700                          .0000
            6.9700                         .0000

      1508177                              .2500
      437,392.02                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1508178                              .2500
      278,988.22                           .0800
            7.5500                         .0000
            7.3000                         .0000
            7.2200                          .0000
            7.2200                         .0000
1



      1508179                              .2500
      234,187.85                           .0800
            7.6000                         .0000
            7.3500                         .0000
            7.2700                          .0000
            7.2700                         .0000

      1508187                              .2500
      242,514.00                           .0800
            7.6500                         .0000
            7.4000                         .0000
            7.3200                          .0000
            7.3200                         .0000

      1508190                              .2500
      268,420.33                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1508191                              .2500
      244,708.45                           .0800
            7.6500                         .0000
            7.4000                         .0000
            7.3200                          .0000
            7.3200                         .0000

      1508199                              .2500
      240,869.77                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                          .0000
            6.6700                         .0000

      1508201                              .2700
      367,829.90                           .0800
            8.1000                         .0000
            7.8300                         .0000
            7.7500                          .0000
            7.7500                         .0000

      1508223                              .2500
      289,828.78                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1508238                              .2500
      164,250.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1508454                              .2500
      224,883.35                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1508463                              .2500
      263,200.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1508539                              .2500
      266,067.68                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1508983                              .2500
      445,158.70                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1509074                              .2500
      907,477.09                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1509075                              .2500
      307,171.46                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1509109                              .2500
      411,769.02                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1509154                              .2500
      217,778.98                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000
1



      1509157                              .2500
      118,309.35                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1509268                              .2500
      463,765.68                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1509346                              .2500
      250,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1509407                              .2500
      179,812.64                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1509420                              .2500
      265,149.96                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1509537                              .2500
      276,093.40                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1509583                              .2500
      259,699.71                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1509661                              .2500
       85,455.67                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000
1



      1509703                              .2500
      289,853.56                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1509935                              .2500
      294,209.13                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1509982                              .2500
      555,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1511565                              .2500
      229,566.78                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1511570                              .2500
      416,195.97                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1511744                              .2500
      399,792.62                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1511799                              .2500
      259,675.66                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1511802                              .2500
      229,897.63                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1511810                              .2500
      282,456.14                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1511818                              .2500
      251,723.67                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1511894                              .2500
       96,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1511907                              .2500
      337,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1512145                              .2500
      103,149.24                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1512224                              .2500
      250,959.22                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1512345                              .2500
      415,766.78                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1512394                              .2500
      242,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000
1



      1512736                              .2500
      243,313.52                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1512825                              .2500
      233,628.82                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1512934                              .2500
      238,210.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1513029                              .2500
      357,854.43                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1513049                              .2500
      400,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1513096                              .2500
      399,740.73                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1513122                              .2500
      246,102.58                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1513147                              .2500
      224,628.52                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1513191                              .2500
      242,837.05                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1513464                              .2500
      225,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1513501                              .2500
      537,665.60                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1513511                              .2500
      447,742.25                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1513525                              .2500
      568,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1513714                              .2500
      327,621.20                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1513822                              .2500
      275,532.37                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1513825                              .2500
      266,710.94                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000
1



      1513962                              .2500
      223,550.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1513973                              .2500
      123,139.40                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1514024                              .2500
      303,017.33                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1514045                              .2500
      219,147.01                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1514050                              .2500
      258,112.29                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1514114                              .2500
      223,726.85                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1514180                              .2500
      252,579.91                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1514264                              .2500
      161,250.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1514287                              .2500
      225,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1514328                              .2500
      300,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1514335                              .2500
      287,657.36                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1514337                              .2500
      459,439.48                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1514341                              .2500
      337,288.24                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1514364                              .2500
       59,967.23                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1514379                              .2500
      164,809.93                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1514439                              .2500
      235,814.25                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000
1



      1514442                              .2500
      262,293.67                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1514449                              .2500
       93,750.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         1.5450
            7.7500                         .0000

      1514749                              .2500
      415,789.92                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1514793                              .2500
      138,720.96                           .0300
            8.8000                         .0000
            8.5500                         .0000
            8.5200                          .7700
            7.7500                         .0000

      1514921                              .2500
      175,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1514963                              .2500
      275,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1514971                              .2500
      217,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1514973                              .2500
      274,196.25                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0000
            7.2950                         .0000
1



      1515123                              .2500
      358,199.07                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1515192                              .2500
      227,600.81                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1515210                              .2500
      260,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1515233                              .2500
      256,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1515264                              .2500
      194,288.15                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1515270                              .2500
      213,719.07                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1515306                              .2500
       50,661.73                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1515316                              .2500
      335,430.70                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000
1



      1515324                              .2500
      340,875.47                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1515424                              .2500
      198,400.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1515465                              .2500
      232,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1515557                              .2500
      199,878.84                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1515591                              .2500
      131,926.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1515608                              .2500
      137,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1515654                              .2500
      208,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1515656                              .2500
      140,250.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1515661                              .2500
      650,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1515666                              .2500
      500,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1515688                              .2500
       98,400.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1515768                              .2500
      146,324.10                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1515795                              .2500
      554,375.42                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1515816                              .2500
      275,500.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1515863                              .2500
      189,893.48                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1515874                              .2500
      250,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1515915                              .2500
      245,116.04                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1515931                              .2500
      211,759.69                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1515943                              .2500
      344,591.15                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1515953                              .2500
      203,832.66                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1516127                              .2500
       91,949.75                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1516152                              .2500
       63,750.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1516156                              .2500
      250,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1516194                              .2500
      262,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1516215                              .2500
      227,872.17                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1516217                              .2500
      310,311.89                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1516279                              .2500
      359,787.46                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1516289                              .2500
      287,439.34                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1516336                              .2500
      335,816.46                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1516382                              .2500
      267,590.59                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1516499                              .2500
      299,653.54                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1516515                              .2500
      234,692.37                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000
1



      1516574                              .2500
      232,459.65                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1516613                              .2500
       84,955.94                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1516616                              .2500
      279,460.66                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1516738                              .2500
      237,529.75                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1516740                              .2500
      393,116.59                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1516794                              .2500
      264,238.77                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         1.4200
            7.7500                         .0000

      1516820                              .2500
      238,586.38                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1517037                              .2500
      399,461.43                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000
1



      1517046                              .2500
      232,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1517086                              .2500
      279,847.62                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         1.5950
            7.7500                         .0000

      1517161                              .2500
      677,770.48                           .0800
            7.8120                         .0000
            7.5620                         .0000
            7.4820                          .0000
            7.4820                         .0000

      1517180                              .2500
      607,631.67                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1517199                              .2500
      138,674.22                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1517236                              .2500
      386,777.35                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1517358                              .2500
      237,600.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1517367                              .2500
      240,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1517396                              .2500
      813,300.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1517424                              .2500
      276,836.46                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1517429                              .2500
      490,035.98                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1517436                              .2500
      281,442.82                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1517441                              .2500
      295,038.75                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1517485                              .2500
      294,830.27                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1517487                              .2500
      149,324.55                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1517529                              .2500
      117,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1517537                              .2500
      279,200.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1517545                              .2500
      492,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1517549                              .2500
      288,900.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1517558                              .2500
      204,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1517624                              .2500
      229,579.04                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1517645                              .2500
      299,818.25                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1517656                              .2500
      269,696.15                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1517704                              .2500
      280,838.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000
1



      1517707                              .2500
      281,548.33                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1517729                              .2500
      100,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1517735                              .2500
      272,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1517758                              .2500
      239,872.28                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1517760                              .2500
      131,524.28                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1517763                              .2500
       82,100.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1517797                              .2500
      508,499.60                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1517810                              .2500
      263,840.06                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1517833                              .2500
      178,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1517890                              .2500
      192,949.92                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1518088                              .2500
      528,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1518122                              .2500
      246,857.89                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1518136                              .2500
      256,188.12                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1518144                              .2500
      419,776.49                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1518146                              .2500
      292,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1518158                              .2500
      220,700.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1518175                              .2500
      249,836.47                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1518178                              .2500
      344,180.38                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1518204                              .2500
      108,687.43                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1518205                              .2500
      219,473.66                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1518220                              .2500
      312,850.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1518234                              .2500
      350,798.06                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1518238                              .2500
      398,726.34                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1518262                              .2500
      350,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1518282                              .2500
      251,839.31                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1518286                              .2500
      387,776.77                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1518305                              .2500
      114,234.24                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1518328                              .2500
      161,164.18                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1518330                              .2500
      335,798.53                           .0300
            8.5500                         .0000
            8.3000                         .0000
            8.2700                          .5200
            7.7500                         .0000

      1518331                              .2500
      309,835.02                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1518335                              .2500
      299,827.39                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1518336                              .2500
       69,957.15                           .0300
            8.4500                         .0000
            8.2000                         .0000
            8.1700                          .4200
            7.7500                         .0000
1



      1518339                              .2500
       89,849.60                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1518344                              .2500
       83,956.45                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1518345                              .2500
       80,955.06                           .0300
            8.9250                         .0000
            8.6750                         .0000
            8.6450                          .8950
            7.7500                         .0000

      1518346                              .2500
      109,941.46                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1518348                              .2500
      239,820.09                           .0300
            7.4500                         .0000
            7.2000                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1518350                              .2500
       50,171.41                           .0300
            8.8000                         .0000
            8.5500                         .0000
            8.5200                          .7700
            7.7500                         .0000

      1518351                              .2500
      324,822.47                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1518364                              .2500
      199,088.67                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1518473                              .2500
      296,846.02                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1518481                              .2500
      285,785.48                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1518492                              .2500
      285,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1518500                              .2500
      251,858.72                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1518516                              .2500
      143,921.34                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1518518                              .2500
      245,255.11                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1518520                              .2500
      143,819.33                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1518521                              .2500
      179,499.31                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1518543                              .2500
       99,875.26                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1518544                              .2500
      305,178.47                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1518549                              .2500
      278,205.69                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1518577                              .2500
      134,922.33                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1518600                              .2500
      279,400.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1518663                              .2500
      344,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1518675                              .2500
      236,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1518705                              .2500
      450,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000
1



      1518731                              .2500
      373,040.75                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1518732                              .2500
      399,549.84                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1518757                              .2500
      553,900.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1518760                              .2500
      499,493.03                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1518766                              .2500
      222,065.39                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1518769                              .2500
      311,250.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1518779                              .2500
      279,821.45                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1518788                              .2500
      177,350.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1518789                              .2500
      266,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1518793                              .2500
      445,979.66                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1518795                              .2500
      230,050.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1518797                              .2500
      480,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1518820                              .2500
      131,924.06                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1518837                              .2500
      224,836.88                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1518861                              .2500
       71,164.04                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1518873                              .2500
      239,454.85                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1518874                              .2500
      244,116.58                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1518877                              .2500
      299,082.23                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1518878                              .2500
      213,523.86                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1518883                              .2500
      249,717.04                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1518949                              .2500
      215,875.73                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1518983                              .2500
      229,753.40                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1518992                              .2500
      400,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1519003                              .2500
      100,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1519015                              .2500
      170,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1519021                              .2500
      108,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1519025                              .2500
      157,600.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1519027                              .2500
      119,627.48                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1519046                              .2500
      272,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1519047                              .2500
      193,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1519070                              .2500
      195,387.52                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1519075                              .2500
      224,733.36                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000
1



      1519077                              .2500
      274,682.40                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519085                              .2500
      230,663.74                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519097                              .2500
      215,416.02                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1519141                              .2500
      236,114.08                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1519164                              .2500
      673,393.92                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         1.8450
            7.7500                         .0000

      1519196                              .2500
      383,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1519212                              .2500
      390,980.69                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1519232                              .2500
      572,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1519278                              .2500
      269,736.49                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1519281                              .2500
      289,653.65                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1519287                              .2500
      277,500.00                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         1.5950
            7.7500                         .0000

      1519289                              .2500
      309,812.20                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1519296                              .2500
      209,879.18                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1519304                              .2500
      211,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1519309                              .2500
      223,867.75                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1519310                              .2500
      287,829.96                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1519313                              .2500
      261,200.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1519318                              .2500
      250,724.75                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1519322                              .2500
      235,849.51                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1519343                              .2500
       46,916.15                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1519366                              .2500
      194,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1519372                              .2500
      203,891.43                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1519378                              .2500
      245,462.32                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1519379                              .2500
      329,184.52                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000
1



      1519380                              .2500
      238,866.01                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1519382                              .2500
      219,371.42                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1519383                              .2500
      246,657.34                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519384                              .2500
      304,967.49                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1519386                              .2500
      343,386.31                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519387                              .2500
      313,981.77                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519388                              .2500
      234,070.80                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519389                              .2500
      327,867.23                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000
1



      1519390                              .2500
      218,100.07                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519391                              .2500
      259,511.79                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1519392                              .2500
      233,768.87                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1519393                              .2500
      241,021.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519394                              .2500
      330,593.81                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519395                              .2500
      222,499.32                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1519396                              .2500
      343,955.51                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519397                              .2500
      265,434.91                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000
1



      1519398                              .2500
      274,010.28                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519399                              .2500
      220,075.26                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519401                              .2500
      263,237.70                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519402                              .2500
      326,070.71                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519403                              .2500
      244,627.88                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519404                              .2500
      270,870.26                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519405                              .2500
      309,992.54                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1519406                              .2500
      227,316.09                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000
1



      1519407                              .2500
      275,295.18                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519408                              .2500
      347,376.90                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519409                              .2500
      295,658.14                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519410                              .2500
      246,767.30                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1519411                              .2500
      262,830.26                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519412                              .2500
      549,278.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1519413                              .2500
      295,649.22                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519414                              .2500
      259,547.95                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000
1



      1519415                              .2500
      273,683.57                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519416                              .2500
      232,416.20                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519417                              .2500
      261,597.54                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519418                              .2500
      224,220.92                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519419                              .2500
      274,553.65                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519420                              .2500
      241,690.30                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519422                              .2500
      355,210.58                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519423                              .2500
      283,531.11                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000
1



      1519424                              .2500
      299,425.48                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519425                              .2500
      250,911.79                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1519427                              .2500
      449,424.13                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519428                              .2500
      253,807.95                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519429                              .2500
      238,750.86                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1519430                              .2500
      299,803.76                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1519431                              .2500
      314,814.02                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519432                              .2500
      649,229.72                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000
1



      1519433                              .2500
      464,503.20                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1519434                              .2500
      259,838.39                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1519435                              .2500
      323,375.93                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519436                              .2500
      354,359.24                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519437                              .2500
      296,234.04                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519438                              .2500
      293,664.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1519439                              .2500
      233,650.61                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519440                              .2500
      271,514.76                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000
1



      1519441                              .2500
      296,648.04                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519442                              .2500
      368,224.26                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519443                              .2500
      355,555.90                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1519444                              .2500
      384,543.74                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519445                              .2500
      267,639.16                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1519446                              .2500
      299,422.14                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519447                              .2500
      285,143.84                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1519448                              .2500
      263,640.18                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000
1



      1519449                              .2500
      585,287.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519450                              .2500
      259,699.73                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519451                              .2500
      244,855.35                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519452                              .2500
      286,876.77                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1519453                              .2500
      305,278.35                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519454                              .2500
      314,542.55                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0000
            7.2950                         .0000

      1519455                              .2500
      349,504.34                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1519456                              .2500
      276,663.20                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000
1



      1519457                              .2500
      220,238.69                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519458                              .2500
      324,262.82                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1519459                              .2500
      349,359.38                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519460                              .2500
      363,785.10                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519461                              .2500
      245,266.43                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519462                              .2500
      246,574.12                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519463                              .2500
      383,520.97                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1519464                              .2500
      224,233.95                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000
1



      1519465                              .2500
      259,961.62                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519466                              .2500
      467,416.19                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1519467                              .2500
      389,101.43                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519468                              .2500
      399,513.63                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519469                              .2500
      492,568.84                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519470                              .2500
      350,884.35                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519472                              .2500
      319,077.57                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519473                              .2500
      335,252.11                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000
1



      1519474                              .2500
      217,761.05                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519475                              .2500
      253,299.46                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519476                              .2500
      350,290.76                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519477                              .2500
      244,394.74                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1519478                              .2500
      288,615.84                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519479                              .2500
      229,128.15                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519481                              .2500
      264,685.95                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519482                              .2500
      290,055.61                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         1.2950
            7.7500                         .0000
1



      1519484                              .2500
      339,804.39                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519485                              .2500
      355,588.85                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519486                              .2500
      270,036.91                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1519487                              .2500
      219,739.29                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519488                              .2500
      445,760.67                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1519489                              .2500
      339,607.33                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519490                              .2500
      214,845.09                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519491                              .2500
      347,598.10                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000
1



      1519492                              .2500
      215,522.68                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519493                              .2500
      232,501.32                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1519494                              .2500
      271,677.67                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519495                              .2500
      264,502.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1519496                              .2500
      259,914.70                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1519497                              .2500
      238,909.14                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519498                              .2500
      269,680.05                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519499                              .2500
      240,492.77                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000
1



      1519501                              .2500
      268,649.31                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1519502                              .2500
      399,474.91                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1519503                              .2500
      263,848.11                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519504                              .2500
      257,702.04                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519506                              .2500
      312,419.77                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1519507                              .2500
      211,179.98                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1519508                              .2500
      299,827.40                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519509                              .2500
      213,496.69                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000
1



      1519510                              .2500
      240,935.51                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1519511                              .2500
      453,052.38                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519512                              .2500
      263,687.14                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519513                              .2500
      242,904.29                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519516                              .2500
      231,863.03                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519517                              .2500
      247,361.24                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1519518                              .2500
      269,827.83                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519519                              .2500
      273,764.74                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000
1



      1519520                              .2500
      379,587.08                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1519521                              .2500
      239,708.19                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519522                              .2500
      262,204.59                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1519523                              .2500
      247,853.58                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519525                              .2500
      255,289.22                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519526                              .2500
      212,766.43                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1519528                              .2500
      282,610.24                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1519529                              .2500
      231,869.93                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000
1



      1519530                              .2500
      331,793.64                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1519531                              .2500
      245,108.89                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519532                              .2500
      240,138.76                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1519533                              .2500
      229,889.81                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         1.5450
            7.7500                         .0000

      1519534                              .2500
      390,175.39                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519536                              .2500
      499,712.32                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519537                              .2500
      239,358.60                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519538                              .2500
      259,691.88                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000
1



      1519539                              .2500
      222,489.09                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1519540                              .2500
      244,152.77                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519541                              .2500
      327,501.30                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519542                              .2500
      267,857.38                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1519543                              .2500
      310,649.99                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1519544                              .2500
      222,571.99                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1519546                              .2500
      275,065.14                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519547                              .2500
      431,538.45                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000
1



      1519548                              .2500
      379,757.68                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519549                              .2500
      427,505.71                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519550                              .2500
      265,434.91                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1519551                              .2500
      274,665.62                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519552                              .2500
      246,226.09                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1519553                              .2500
      255,672.38                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519554                              .2500
      224,664.98                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1519555                              .2500
      349,528.74                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000
1



      1519556                              .2500
      319,111.51                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519558                              .2500
      223,457.61                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1519559                              .2500
      236,117.03                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519560                              .2500
      223,690.67                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1519563                              .2500
      337,761.44                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1519564                              .2500
      219,745.91                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519568                              .2500
      273,457.50                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1519569                              .2500
      261,681.42                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000
1



      1519570                              .2500
      486,907.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519571                              .2500
      287,241.23                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1519572                              .2500
      275,609.14                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1519573                              .2500
      427,929.05                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519576                              .2500
      367,552.54                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519578                              .2500
      279,659.54                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519580                              .2500
      245,301.30                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519581                              .2500
      215,723.57                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000
1



      1519583                              .2500
      464,732.47                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519584                              .2500
      243,063.66                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1519585                              .2500
      294,822.23                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519589                              .2500
      319,600.80                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1519591                              .2500
      292,053.49                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519592                              .2500
      289,833.14                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519593                              .2500
      215,775.18                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1519594                              .2500
      276,632.31                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000
1



      1519595                              .2500
      331,777.23                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1519596                              .2500
      239,447.21                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519597                              .2500
      219,779.76                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519599                              .2500
      243,866.72                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1519600                              .2500
      287,842.68                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1519601                              .2500
      349,793.36                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519602                              .2500
      259,842.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519603                              .2500
      319,815.88                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000
1



      1519604                              .2500
      244,843.77                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519605                              .2500
      242,106.97                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1519606                              .2500
      267,837.64                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519608                              .2500
      374,772.82                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519611                              .2500
      390,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519612                              .2500
      269,436.67                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519615                              .2500
      259,142.91                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519616                              .2500
      391,691.38                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000
1



      1519618                              .2500
      214,276.64                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519619                              .2500
      273,834.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519620                              .2500
      214,869.75                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519623                              .2500
      215,875.73                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1519624                              .2500
      233,868.81                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1519625                              .2500
      247,353.88                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1519626                              .2500
      274,315.82                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1519627                              .2500
      274,829.07                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000
1



      1519629                              .2500
      275,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1519676                              .2500
      247,200.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1519719                              .2500
      427,272.49                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1519740                              .2500
      260,165.06                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1519744                              .2500
      270,695.02                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1519748                              .2500
      327,558.39                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1519755                              .2500
      230,719.13                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519758                              .2500
      384,277.08                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000
1



      1519761                              .2500
      452,370.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519763                              .2500
      249,671.83                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1519768                              .2500
      221,468.48                           .0300
            8.6000                         .0000
            8.3500                         .0000
            8.3200                          .5700
            7.7500                         .0000

      1519769                              .2500
      299,836.13                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1519770                              .2500
      239,845.38                           .0300
            8.2000                         .0000
            7.9500                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519771                              .2500
      549,690.05                           .0300
            8.8500                         .0000
            8.6000                         .0000
            8.5700                          .8200
            7.7500                         .0000

      1519772                              .2500
      254,253.63                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1519773                              .2500
      237,463.29                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1519775                              .2500
      480,000.00                           .0300
            8.8500                         .0000
            8.6000                         .0000
            8.5700                          .8200
            7.7500                         .0000

      1519776                              .2500
      234,864.79                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1519778                              .2500
      332,812.34                           .0300
            8.8500                         .0000
            8.6000                         .0000
            8.5700                          .8200
            7.7500                         .0000

      1519779                              .2500
      439,738.87                           .0300
            8.6000                         .0000
            8.3500                         .0000
            8.3200                          .5700
            7.7500                         .0000

      1519780                              .2500
      274,831.68                           .0300
            8.4500                         .0000
            8.2000                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519782                              .2500
      239,560.73                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519786                              .2500
      266,530.81                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1519787                              .2500
      257,244.30                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000
1



      1519789                              .2500
      300,652.38                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1519792                              .2500
      228,379.27                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1519793                              .2500
      258,662.28                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1519794                              .2500
      253,317.04                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1519796                              .2500
      105,695.18                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1519797                              .2500
      224,520.53                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1519798                              .2500
      313,076.03                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1519802                              .2500
      413,390.31                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000
1



      1519805                              .2500
      649,654.10                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1519806                              .2500
      267,629.93                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1519813                              .2500
      237,564.39                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1519816                              .2500
      229,880.76                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1519821                              .2500
      249,432.52                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1519824                              .2500
      249,153.57                           .0800
            8.6500                         .0000
            8.4000                         .0000
            8.3200                          .5700
            7.7500                         .0000

      1519825                              .2500
      240,051.46                           .0800
            8.4000                         .0000
            8.1500                         .0000
            8.0700                          .3200
            7.7500                         .0000

      1519830                              .2500
      261,950.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000
1



      1519845                              .2500
      320,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1519852                              .2500
      262,348.97                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1519859                              .2500
      212,200.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1519870                              .2500
      927,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1519871                              .2500
      375,516.45                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1519879                              .2500
      647,617.42                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1519881                              .2500
      113,936.08                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1520021                              .2500
      301,321.99                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1520035                              .2500
      254,483.27                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1520037                              .2500
      271,677.69                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1520041                              .2500
      234,714.27                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1520042                              .2500
      244,616.31                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1520043                              .2500
      238,964.33                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1520044                              .2500
      415,753.52                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1520045                              .2500
      308,597.99                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1520046                              .2500
      449,016.67                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0000
            7.2950                         .0000
1



      1520047                              .2500
      296,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1520049                              .2500
      207,797.93                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1520051                              .2500
      259,691.90                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1520053                              .2500
      100,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1520055                              .2500
      239,692.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1520056                              .2500
      452,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1520057                              .2500
      303,750.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1520060                              .2500
      299,644.51                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000
1



      1520062                              .2500
      284,074.11                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1520064                              .2500
      207,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1520065                              .2500
      397,835.82                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1520066                              .2500
      280,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1520070                              .2500
      272,830.31                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1520075                              .2500
      296,657.01                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1520077                              .2500
      419,489.34                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1520079                              .2500
      209,644.20                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000
1



      1520081                              .2500
      293,735.68                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1520082                              .2500
      274,955.68                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1520083                              .2500
      255,506.88                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1520084                              .2500
      286,579.69                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1520085                              .2500
      223,579.39                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1520086                              .2500
      499,360.15                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1520116                              .2500
      231,106.26                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1520124                              .2500
      348,564.40                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1520142                              .2500
      215,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1520175                              .2500
      250,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1520209                              .2500
      215,878.91                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1520213                              .2500
      220,200.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1520221                              .2500
      184,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1520242                              .2500
      278,812.79                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1520253                              .2500
      251,935.33                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1520255                              .2500
      361,157.72                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000
1



      1520260                              .2500
      330,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1520264                              .2500
      214,585.85                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1520265                              .2500
      228,568.41                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1520269                              .2500
      247,666.07                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1520274                              .2500
      311,828.19                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1520276                              .2500
      231,200.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1520282                              .2500
      489,718.08                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1520284                              .2500
      196,400.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1520285                              .2500
      136,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1520287                              .2500
      432,216.43                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1520288                              .2500
      233,900.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1520290                              .2500
      223,087.28                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1520291                              .2500
      225,470.20                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1520293                              .2500
      238,217.37                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1520294                              .2500
      261,114.56                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1520295                              .2500
      415,507.01                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000
1



      1520301                              .2500
      252,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1520302                              .2500
      192,750.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1520303                              .2500
      248,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1520305                              .2500
      285,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1520308                              .2500
      297,746.72                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1520311                              .2500
      266,400.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1520312                              .2500
      242,860.19                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1520314                              .2500
      413,298.56                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000
1



      1520331                              .2500
      223,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1520350                              .2500
      261,857.11                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1520355                              .2500
      392,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1520356                              .2500
      220,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1520360                              .2500
      330,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1520362                              .2500
       84,951.09                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1520364                              .2500
      231,855.80                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1520366                              .2500
      279,838.91                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000
1



      1520368                              .2500
      251,708.96                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1520370                              .2500
      261,001.23                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1520371                              .2500
      284,840.22                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1520372                              .2500
      243,459.84                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1520375                              .2500
      272,347.22                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1520376                              .2500
      245,619.82                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1520377                              .2500
      137,446.82                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1520398                              .2500
      268,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1520421                              .2500
      428,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1520423                              .2500
      443,737.86                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1520434                              .2500
      537,600.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1520444                              .2500
      553,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1520541                              .2500
      319,590.50                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1520544                              .2500
      319,590.50                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1520548                              .2500
      374,577.98                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1520550                              .2500
      360,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000
1



      1520551                              .2500
      220,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1520552                              .2500
      268,200.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1520553                              .2500
      294,400.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1520556                              .2500
      260,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1520559                              .2500
       99,895.90                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1520564                              .2500
      233,603.52                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1520567                              .2500
      451,072.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1520577                              .2500
      220,574.32                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1520578                              .2500
      493,700.73                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1520579                              .2500
      210,756.32                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1520584                              .2500
      251,839.30                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1520586                              .2500
      255,688.47                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1520591                              .2500
      439,746.85                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1520599                              .2500
      140,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1520600                              .2500
      596,215.48                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1520616                              .2500
      604,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1520654                              .2500
      473,712.85                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1520655                              .2500
      299,679.49                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1520658                              .2500
      257,847.68                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1520665                              .2500
      249,852.41                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1520668                              .2500
      275,837.05                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1520669                              .2500
      134,930.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1520670                              .2500
      292,318.20                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1520678                              .2500
      259,699.73                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000
1



      1520679                              .2500
      247,857.31                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1520680                              .2500
      329,814.99                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1520681                              .2500
      328,315.84                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1520683                              .2500
      253,853.86                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1520692                              .2500
      451,719.05                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1520696                              .2500
      334,962.71                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1520700                              .2500
      278,677.80                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1520703                              .2500
      449,506.56                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000
1



      1520705                              .2500
      249,844.60                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1520707                              .2500
      246,900.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1520708                              .2500
      256,359.89                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1520709                              .2500
      285,135.85                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1520713                              .2500
      499,612.38                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1520714                              .2500
      239,868.90                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1520716                              .2500
      347,619.76                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         1.2950
            7.7500                         .0000

      1520719                              .2500
      303,563.71                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000
1



      1520788                              .2500
      564,648.82                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1520791                              .2500
      355,784.34                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1520805                              .2500
      302,216.81                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1520806                              .2500
      259,842.49                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1520810                              .2500
      226,716.84                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1520814                              .2500
      229,261.13                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1520819                              .2500
      577,267.69                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1520821                              .2500
      349,776.82                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000
1



      1520823                              .2500
      359,798.17                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1520829                              .2500
      251,685.65                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1520830                              .2500
      244,370.53                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1520831                              .2500
      199,887.88                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1520834                              .2500
      258,277.40                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1520842                              .2500
      236,200.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1520867                              .2500
      324,078.40                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1520870                              .2500
      280,829.77                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1520879                              .2500
      236,800.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1520880                              .2500
      258,750.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1520900                              .2500
      315,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1520904                              .2500
      249,840.58                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1520910                              .2500
      356,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1520914                              .2500
      223,200.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1520924                              .2500
      310,611.71                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1520927                              .2500
      134,326.59                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1520939                              .2500
      373,600.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1520940                              .2500
      289,950.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1520941                              .2500
      264,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1520943                              .2500
      436,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1520945                              .2500
      244,400.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1520946                              .2500
      222,300.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1520947                              .2500
      242,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1520949                              .2500
      131,200.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1520950                              .2500
      234,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1520952                              .2500
      260,950.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1520955                              .2500
      152,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1520958                              .2500
      231,950.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1520959                              .2500
      251,843.37                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1520964                              .2500
      208,897.19                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1520986                              .2500
      199,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1520990                              .2500
      318,991.57                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000
1



      1520994                              .2500
      299,653.52                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1520998                              .2500
      207,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1521003                              .2500
      117,735.65                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1521006                              .2500
      301,151.81                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1521007                              .2500
      223,771.18                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1521010                              .2500
      211,279.86                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1521012                              .2500
      495,591.77                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1521014                              .2500
      407,940.47                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000
1



      1521016                              .2500
      260,907.04                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1521018                              .2500
      256,218.73                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1521020                              .2500
      569,154.99                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1521023                              .2500
      220,355.76                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1521046                              .2500
      118,400.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1521055                              .2500
      325,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1521070                              .2500
      145,200.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1521072                              .2500
      291,200.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000
1



      1521079                              .2500
      320,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1521082                              .2500
      299,822.88                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1521087                              .2500
      250,400.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1521088                              .2500
      323,793.40                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1521091                              .2500
      248,837.12                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1521093                              .2500
      295,601.44                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1521095                              .2500
      273,498.50                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1521096                              .2500
      323,818.36                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000
1



      1521098                              .2500
      271,031.43                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1521102                              .2500
      431,216.13                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1521114                              .2500
      346,400.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1521115                              .2500
      219,876.66                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1521117                              .2500
      247,837.78                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1521122                              .2500
      328,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1521129                              .2500
      268,928.40                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1521136                              .2500
      255,200.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000
1



      1521137                              .2500
      223,257.55                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1521138                              .2500
      245,089.57                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1521140                              .2500
      242,860.20                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1521141                              .2500
      227,625.59                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1521142                              .2500
      349,574.43                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1521143                              .2500
      327,801.29                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1521144                              .2500
      349,787.97                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1521145                              .2500
      283,844.87                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000
1



      1521146                              .2500
      267,607.51                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1521147                              .2500
      239,861.91                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1521149                              .2500
      423,184.81                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1521150                              .2500
      294,811.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1521151                              .2500
      234,100.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1521152                              .2500
      525,281.59                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1521153                              .2500
      230,380.50                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1521154                              .2500
      269,340.88                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000
1



      1521155                              .2500
      223,557.36                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1521157                              .2500
      358,803.90                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1521158                              .2500
      391,774.46                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1521159                              .2500
      235,687.69                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1521160                              .2500
      239,258.66                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1521161                              .2500
      240,468.57                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1521162                              .2500
      335,012.07                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1521163                              .2500
      300,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000
1



      1521164                              .2500
      302,534.66                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1521165                              .2500
      555,671.73                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1521166                              .2500
      226,855.25                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1521167                              .2500
      229,774.42                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1521168                              .2500
      354,790.40                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1521169                              .2500
      354,685.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1521170                              .2500
      278,843.59                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1521171                              .2500
      265,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000
1



      1521172                              .2500
      281,000.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1521174                              .2500
      358,500.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1521177                              .2500
      259,200.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1521179                              .2500
      400,000.00                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1521180                              .2500
      229,291.09                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1521182                              .2500
      380,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1521185                              .2500
      306,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1521186                              .2500
      348,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000
1



      1521187                              .2500
      249,000.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1521193                              .2500
      267,987.56                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1521197                              .2500
      252,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1521209                              .2500
      349,776.81                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1521215                              .2500
      359,781.91                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1521216                              .2500
      160,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1521220                              .2500
      288,625.05                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1521221                              .2500
      225,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1521223                              .2500
      289,656.34                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1521225                              .2500
      132,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1521233                              .2500
      500,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1521234                              .2500
      116,900.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1521240                              .2500
      290,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1521242                              .2500
      246,258.24                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1521245                              .2500
      350,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1521248                              .2500
      225,350.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1521249                              .2500
      177,600.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1521251                              .2500
      380,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1521252                              .2500
      142,800.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1521256                              .2500
       99,700.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1521313                              .2500
      356,070.09                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1521321                              .2500
      267,166.32                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1521322                              .2500
      223,867.75                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1521325                              .2500
      246,842.50                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1521327                              .2500
      260,845.91                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1521328                              .2500
      267,829.10                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1521330                              .2500
      355,778.72                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1521334                              .2500
      393,705.14                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1521453                              .2500
      269,836.43                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1521454                              .2500
      252,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1521458                              .2500
      280,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1521465                              .2500
      192,350.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000
1



      1521466                              .2500
      251,850.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1521469                              .2500
      246,950.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1521476                              .2500
      605,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1521478                              .2500
      520,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1521481                              .2500
      460,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1521483                              .2500
      276,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1521492                              .2500
      225,600.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1521494                              .2500
      240,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1521496                              .2500
      232,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1521498                              .2500
      355,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1521501                              .2500
      232,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1521504                              .2500
      232,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1521505                              .2500
      262,704.01                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1521508                              .2500
      289,833.14                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1521514                              .2500
      184,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1521517                              .2500
      238,269.78                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1521541                              .2500
      845,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1521551                              .2500
      290,841.05                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1521558                              .2500
      272,108.85                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1521664                              .2500
      353,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1521666                              .2500
      324,492.94                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1521699                              .2500
      281,092.33                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1521711                              .2500
      344,791.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1521712                              .2500
      476,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1521715                              .2500
      360,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1521717                              .2500
      234,748.93                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1521718                              .2500
       87,953.17                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1521719                              .2500
       99,940.65                           .0300
            8.6000                         .0000
            8.3500                         .0000
            8.3200                          .5700
            7.7500                         .0000

      1521721                              .2500
      344,996.19                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1521722                              .2500
       75,558.70                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1521723                              .2500
       47,223.50                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1521724                              .2500
      159,917.04                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000
1



      1521736                              .2500
      398,801.38                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1521739                              .2500
      483,266.21                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1521749                              .2500
      292,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1521763                              .2500
      371,756.66                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1521764                              .2500
      265,362.36                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1521769                              .2500
      650,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1521772                              .2500
      410,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1521774                              .2500
      313,350.06                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1521775                              .2500
      288,588.12                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1521776                              .2500
      331,798.87                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1521779                              .2500
      199,372.78                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1521780                              .2500
      583,637.00                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1521781                              .2500
      219,876.66                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1521782                              .2500
      177,894.91                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1521783                              .2500
      243,848.34                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1521784                              .2500
      649,585.52                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000
1



      1521785                              .2500
      311,810.98                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1521789                              .2500
      544,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1521793                              .2500
      272,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1521795                              .2500
      203,485.86                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1521796                              .2500
      264,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1521800                              .2500
      233,600.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1521802                              .2500
      301,600.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1521824                              .2500
       40,000.00                           .0300
            8.5250                         .0000
            8.2750                         .0000
            8.2450                          .4950
            7.7500                         .0000
1



      1521825                              .2500
      250,250.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1521826                              .2500
      120,000.00                           .0300
            8.6000                         .0000
            8.3500                         .0000
            8.3200                          .5700
            7.7500                         .0000

      1521827                              .2500
      300,000.00                           .0300
            8.5250                         .0000
            8.2750                         .0000
            8.2450                          .4950
            7.7500                         .0000

      1521828                              .2500
       80,000.00                           .0300
            8.4000                         .0000
            8.1500                         .0000
            8.1200                          .3700
            7.7500                         .0000

      1521829                              .2500
      177,850.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1521837                              .2500
       49,970.32                           .0300
            8.6000                         .0000
            8.3500                         .0000
            8.3200                          .5700
            7.7500                         .0000

      1521838                              .2500
       84,950.07                           .0300
            8.6500                         .0000
            8.4000                         .0000
            8.3700                          .6200
            7.7500                         .0000

      1521839                              .2500
       53,872.05                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000
1



      1521840                              .2500
      329,819.74                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1521841                              .2500
       32,980.41                           .0300
            8.6000                         .0000
            8.3500                         .0000
            8.3200                          .5700
            7.7500                         .0000

      1521842                              .2500
      216,475.38                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1521843                              .2500
       97,239.51                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1521844                              .2500
       57,966.28                           .0300
            8.7000                         .0000
            8.4500                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1521847                              .2500
      291,200.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1521849                              .2500
       73,700.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1521850                              .2500
      123,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1521851                              .2500
       70,000.00                           .0300
            8.3000                         .0000
            8.0500                         .0000
            8.0200                          .2700
            7.7500                         .0000

      1521852                              .2500
       73,000.00                           .0300
            8.6000                         .0000
            8.3500                         .0000
            8.3200                          .5700
            7.7500                         .0000

      1521853                              .2500
      150,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1521854                              .2500
      240,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1521861                              .2500
      223,064.78                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1521863                              .2500
      215,875.72                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1521864                              .2500
      256,880.10                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         1.7200
            7.7500                         .0000

      1521865                              .2500
       88,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000
1



      1521883                              .2500
       91,500.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1521891                              .2500
      119,934.45                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1521895                              .2500
      350,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1521899                              .2500
      375,805.07                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1521903                              .2500
      155,910.25                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1521916                              .2500
      212,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1521957                              .2500
      697,056.80                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1521968                              .2500
      218,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000
1



      1521970                              .2500
      176,400.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1521986                              .2500
      320,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522285                              .2500
      264,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522286                              .2500
      246,459.25                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .0000
            7.2200                         .0000

      1522287                              .2500
      227,736.68                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1522288                              .2500
      259,829.93                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1522289                              .2500
      299,596.08                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1522290                              .2500
       89,501.75                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1522291                              .2500
      360,387.80                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                          .0000
            6.3450                         .0000

      1522292                              .2500
      204,997.34                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1522294                              .2500
      278,977.54                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1522295                              .2500
      249,602.55                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522296                              .2500
      274,682.40                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522297                              .2500
      269,680.05                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522299                              .2500
      218,777.95                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1522300                              .2500
      247,674.46                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000
1



      1522301                              .2500
      213,490.11                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522302                              .2500
      247,720.91                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522303                              .2500
      119,864.96                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522304                              .2500
       98,743.16                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522305                              .2500
      269,013.60                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522307                              .2500
      199,730.71                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1522309                              .2500
      233,537.66                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1522310                              .2500
      454,251.35                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1522311                              .2500
      262,018.33                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522312                              .2500
      325,107.59                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522314                              .2500
      299,464.81                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522315                              .2500
      383,055.58                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1522318                              .2500
      244,809.54                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522320                              .2500
      255,581.36                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522321                              .2500
      113,053.10                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522322                              .2500
      649,268.49                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1522323                              .2500
      269,654.48                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1522324                              .2500
      918,754.40                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         1.7200
            7.7500                         .0000

      1522325                              .2500
      227,985.79                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         1.7200
            7.7500                         .0000

      1522326                              .2500
      224,889.97                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522327                              .2500
      208,862.91                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522329                              .2500
      287,675.89                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522330                              .2500
       51,945.66                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1522331                              .2500
      215,594.40                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000
1



      1522332                              .2500
      288,996.16                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522333                              .2500
      349,551.53                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1522334                              .2500
      237,218.55                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522335                              .2500
      214,788.74                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1522336                              .2500
      399,304.56                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522338                              .2500
      319,600.82                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522339                              .2500
      238,210.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522341                              .2500
      383,567.85                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1522342                              .2500
      217,423.44                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522343                              .2500
      221,123.82                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522344                              .2500
      237,732.17                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522345                              .2500
      399,413.75                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522346                              .2500
      258,435.39                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522347                              .2500
      319,334.96                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1522348                              .2500
      215,614.65                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522349                              .2500
      463,450.13                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1522350                              .2500
      267,383.96                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1522351                              .2500
      518,999.92                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522352                              .2500
      998,169.67                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522353                              .2500
      349,359.38                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522354                              .2500
      299,436.68                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522355                              .2500
      408,689.22                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1522356                              .2500
      299,625.76                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522357                              .2500
      459,440.67                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1522358                              .2500
      232,662.55                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522359                              .2500
      349,574.43                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522360                              .2500
      257,164.37                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1522363                              .2500
      279,730.44                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522364                              .2500
      295,117.49                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522365                              .2500
      299,616.08                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1522366                              .2500
      470,112.80                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522367                              .2500
      295,820.68                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1522368                              .2500
      212,591.28                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .0000
            7.0950                         .0000

      1522369                              .2500
       38,436.43                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522370                              .2500
      213,542.52                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522371                              .2500
       67,394.19                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1522372                              .2500
       29,467.64                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522373                              .2500
      254,593.44                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522374                              .2500
       29,273.71                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522375                              .2500
      176,767.04                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1522376                              .2500
      349,635.72                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1522377                              .2500
       99,895.90                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1522378                              .2500
      262,240.73                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1522379                              .2500
      159,829.05                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1522381                              .2500
      309,402.87                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1522382                              .2500
      413,496.60                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522383                              .2500
      219,745.91                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522386                              .2500
      367,252.90                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1522387                              .2500
      162,224.65                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522388                              .2500
      274,496.65                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522390                              .2500
      279,692.95                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522391                              .2500
      209,763.65                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522392                              .2500
      263,578.99                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522393                              .2500
      214,606.49                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522394                              .2500
      334,592.66                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522395                              .2500
    1,467,444.20                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1522396                              .2500
      319,757.29                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522397                              .2500
      315,813.43                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522398                              .2500
      226,303.81                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522399                              .2500
      319,811.07                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522400                              .2500
      235,657.15                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522401                              .2500
      244,303.01                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522402                              .2500
      319,399.11                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522403                              .2500
      346,638.73                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1522404                              .2500
      299,644.49                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522405                              .2500
      188,163.70                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522406                              .2500
      223,005.20                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522407                              .2500
      260,932.34                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522408                              .2500
      447,728.59                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522410                              .2500
      240,921.43                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522411                              .2500
      399,781.50                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522413                              .2500
      277,283.53                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1522416                              .2500
       87,201.99                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522417                              .2500
      283,672.01                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522418                              .2500
      199,669.79                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522419                              .2500
      199,881.92                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522421                              .2500
      314,997.63                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1522422                              .2500
      336,957.05                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1522424                              .2500
      419,250.73                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522425                              .2500
       69,867.87                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1522426                              .2500
      103,804.70                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522427                              .2500
      234,622.92                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1522428                              .2500
      104,887.81                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1522430                              .2500
      224,390.01                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1522431                              .2500
       82,151.26                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1522432                              .2500
      118,882.46                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1522433                              .2500
      108,377.89                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522435                              .2500
       98,896.95                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000
1



      1522437                              .2500
      179,893.72                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522439                              .2500
      443,460.13                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522440                              .2500
      139,780.57                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1522441                              .2500
       99,826.11                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522442                              .2500
       51,733.39                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1522443                              .2500
      149,835.51                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522445                              .2500
       43,956.53                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1522446                              .2500
       94,227.20                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1522447                              .2500
      143,693.10                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1522448                              .2500
       41,555.53                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1522449                              .2500
       43,952.99                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1522450                              .2500
      101,155.13                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         1.7200
            7.7500                         .0000

      1522451                              .2500
       89,911.11                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1522452                              .2500
      259,743.19                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1522455                              .2500
      108,648.09                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         1.7200
            7.7500                         .0000

      1522456                              .2500
      306,636.18                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1522459                              .2500
      252,450.90                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1522461                              .2500
      109,876.21                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522462                              .2500
      238,849.44                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1522463                              .2500
      301,913.53                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1522464                              .2500
      239,743.59                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1522465                              .2500
       59,930.69                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522466                              .2500
       63,929.82                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522467                              .2500
      251,876.04                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000
1



      1522469                              .2500
       32,473.13                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522470                              .2500
      101,136.04                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522471                              .2500
      254,305.97                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522472                              .2500
      239,708.17                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522474                              .2500
      548,993.31                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522475                              .2500
      224,618.75                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522476                              .2500
      247,946.48                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522477                              .2500
      299,450.88                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1522478                              .2500
      231,717.91                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522479                              .2500
      607,690.98                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522481                              .2500
      231,660.65                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522482                              .2500
      254,845.52                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522483                              .2500
      315,635.05                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522484                              .2500
      620,433.48                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522485                              .2500
      268,941.12                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522486                              .2500
      319,076.24                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000
1



      1522487                              .2500
    1,297,853.68                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522488                              .2500
      459,220.60                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522489                              .2500
      457,915.19                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522490                              .2500
      227,688.67                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522491                              .2500
      601,286.60                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522492                              .2500
      918,143.45                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522493                              .2500
      519,668.41                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1522494                              .2500
      275,655.70                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000
1



      1522495                              .2500
      259,175.66                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522496                              .2500
      649,654.09                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1522498                              .2500
      349,787.97                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522499                              .2500
      399,751.38                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522501                              .2500
      559,677.80                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522502                              .2500
      229,364.50                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522505                              .2500
      257,652.63                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1522506                              .2500
      239,568.72                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000
1



      1522510                              .2500
      297,923.47                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1522511                              .2500
      228,479.99                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         1.5950
            7.7500                         .0000

      1522512                              .2500
      389,500.91                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1522513                              .2500
      210,198.95                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1522517                              .2500
      120,614.12                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1522518                              .2500
      251,701.35                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1522519                              .2500
      249,636.93                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1522520                              .2500
      234,699.26                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000
1



      1522522                              .2500
       79,897.61                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1522523                              .2500
      145,982.31                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1522524                              .2500
      505,832.87                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1522525                              .2500
      373,692.54                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1522526                              .2500
      327,621.20                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1522527                              .2500
      542,749.51                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1522528                              .2500
      223,760.68                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1522529                              .2500
      235,962.74                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000
1



      1522533                              .2500
      119,864.42                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1522535                              .2500
      649,406.95                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         1.7950
            7.7500                         .0000

      1522536                              .2500
      649,437.69                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         2.0450
            7.7500                         .0000

      1522537                              .2500
       79,110.68                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1522540                              .2500
      168,783.73                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1522541                              .2500
      422,472.32                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1522542                              .2500
       49,883.62                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1522544                              .2500
      305,637.38                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000
1



      1522545                              .2500
      243,072.27                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1522546                              .2500
      184,775.06                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1522548                              .2500
      291,689.02                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1522549                              .2500
      242,904.29                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1522557                              .2500
      999,424.67                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522558                              .2500
      471,683.30                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1522559                              .2500
       67,960.87                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522560                              .2500
      224,737.90                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1522563                              .2500
      167,905.82                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522565                              .2500
      219,206.53                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522566                              .2500
      225,770.03                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522567                              .2500
      281,981.19                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1522568                              .2500
      235,769.43                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522571                              .2500
      266,088.70                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522574                              .2500
      331,596.33                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522575                              .2500
      234,695.61                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1522576                              .2500
      231,635.30                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522577                              .2500
      111,941.93                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1522578                              .2500
      597,256.17                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522579                              .2500
      343,791.60                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522580                              .2500
      103,948.84                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1522581                              .2500
      234,865.35                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522582                              .2500
      386,564.47                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522583                              .2500
      298,526.03                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000
1



      1522585                              .2500
      144,836.81                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522586                              .2500
      479,473.65                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522588                              .2500
      171,161.22                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1522589                              .2500
      327,728.80                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1522590                              .2500
      211,823.60                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1522591                              .2500
      149,169.67                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522592                              .2500
      418,459.11                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522593                              .2500
      499,733.92                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000
1



      1522594                              .2500
      299,553.66                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522595                              .2500
      284,848.33                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1522596                              .2500
      247,069.70                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522598                              .2500
      269,505.80                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522599                              .2500
      250,997.85                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522600                              .2500
      274,841.78                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522602                              .2500
      524,665.22                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1522603                              .2500
      226,930.76                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1522604                              .2500
      391,768.56                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522605                              .2500
      635,604.69                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522606                              .2500
      223,864.30                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522607                              .2500
      240,769.67                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1522608                              .2500
      649,541.24                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1522609                              .2500
      233,562.02                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522610                              .2500
      345,695.78                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522611                              .2500
      453,968.28                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1522612                              .2500
      244,717.05                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522613                              .2500
      255,902.68                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522615                              .2500
      231,809.48                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522618                              .2500
      296,256.75                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522619                              .2500
      283,604.74                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522620                              .2500
      279,130.79                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522622                              .2500
      123,920.44                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522623                              .2500
      109,144.85                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000
1



      1522624                              .2500
      224,873.85                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522625                              .2500
      449,727.38                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522627                              .2500
      109,373.54                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522628                              .2500
      282,478.03                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1522629                              .2500
      242,110.62                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522630                              .2500
      375,754.04                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1522631                              .2500
      423,756.06                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522633                              .2500
      177,889.36                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000
1



      1522634                              .2500
      358,949.14                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522635                              .2500
       84,293.02                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522636                              .2500
      275,028.95                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522637                              .2500
      244,651.69                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522638                              .2500
      241,348.95                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522639                              .2500
      351,792.18                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522640                              .2500
      345,442.76                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1522641                              .2500
      263,516.78                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1522642                              .2500
      205,757.62                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522643                              .2500
      274,849.78                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522644                              .2500
      382,174.23                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522645                              .2500
      279,659.54                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522646                              .2500
       78,356.04                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522647                              .2500
      347,789.18                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522648                              .2500
       67,159.29                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522650                              .2500
       71,962.67                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000
1



      1522652                              .2500
      599,288.97                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522653                              .2500
      127,723.72                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1522654                              .2500
      247,606.21                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522656                              .2500
      377,823.64                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         1.7200
            7.7500                         .0000

      1522657                              .2500
      280,861.77                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1522658                              .2500
      132,861.57                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1522659                              .2500
       49,570.71                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522660                              .2500
      267,853.61                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1522661                              .2500
      111,140.82                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1522662                              .2500
      134,765.28                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522663                              .2500
      226,001.91                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522664                              .2500
       94,948.10                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522665                              .2500
      346,267.50                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1522667                              .2500
      108,693.62                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1522668                              .2500
      487,272.56                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         1.7200
            7.7500                         .0000

      1522670                              .2500
       50,573.76                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000
1



      1522671                              .2500
      459,735.34                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522672                              .2500
      317,846.41                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522673                              .2500
      439,529.90                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1522674                              .2500
      359,787.45                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522676                              .2500
      224,863.69                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522677                              .2500
      279,139.30                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522678                              .2500
      389,115.67                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522679                              .2500
      359,357.75                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1522680                              .2500
      439,740.22                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522681                              .2500
      256,652.25                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522682                              .2500
      246,234.67                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1522683                              .2500
      974,439.04                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522684                              .2500
      649,626.02                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522686                              .2500
      100,178.16                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1522687                              .2500
      291,747.66                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522688                              .2500
      291,978.20                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1522691                              .2500
      395,740.96                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1522692                              .2500
      203,891.43                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1522694                              .2500
      266,225.73                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1522695                              .2500
      329,588.34                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1522696                              .2500
       93,781.29                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1522697                              .2500
      126,282.76                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1522699                              .2500
      220,273.77                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .0000
            7.2950                         .0000

      1522700                              .2500
      223,921.76                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000
1



      1522701                              .2500
      680,368.41                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1522702                              .2500
      299,166.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1522703                              .2500
      398,771.22                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .0000
            7.0450                         .0000

      1522705                              .2500
      379,286.44                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1522706                              .2500
      359,140.58                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1522707                              .2500
      206,630.70                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                          .5450
            7.7500                         .0000

      1522709                              .2500
      139,825.34                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1522710                              .2500
      228,394.70                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000
1



      1522711                              .2500
      349,142.81                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1522713                              .2500
      262,219.54                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         1.0450
            7.7500                         .0000

      1522714                              .2500
      226,147.85                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1522716                              .2500
      136,529.70                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1522717                              .2500
       78,506.11                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1522719                              .2500
      269,703.91                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1522720                              .2500
       99,830.55                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1522722                              .2500
      122,351.05                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000
1



      1522723                              .2500
      105,980.60                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1522724                              .2500
      163,838.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         1.4200
            7.7500                         .0000

      1522725                              .2500
      352,536.60                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1522727                              .2500
      833,886.53                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .0000
            6.9200                         .0000

      1522728                              .2500
      225,322.77                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1522732                              .2500
      396,477.73                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .0000
            7.5450                         .0000

      1522733                              .2500
      349,142.81                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1522734                              .2500
      299,491.72                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000
1



      1522735                              .2500
      154,906.10                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1522736                              .2500
      299,848.50                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         1.2950
            7.7500                         .0000

      1522737                              .2500
      174,909.28                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1522738                              .2500
      213,488.93                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         1.4200
            7.7500                         .0000

      1522740                              .2500
      303,825.10                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1522741                              .2500
      227,868.82                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1522742                              .2500
      242,134.19                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000

      1522743                              .2500
       97,705.44                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                          .9200
            7.7500                         .0000
1



      1522745                              .2500
      228,671.73                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522746                              .2500
      539,326.38                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522750                              .2500
      165,600.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522752                              .2500
      308,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1522755                              .2500
      324,952.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1522756                              .2500
      293,600.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522758                              .2500
      345,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522762                              .2500
      351,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1522763                              .2500
      224,800.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522764                              .2500
      313,750.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1522765                              .2500
      275,500.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1522766                              .2500
      215,650.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .0000
            7.6700                         .0000

      1522768                              .2500
      243,160.01                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522769                              .2500
      192,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522770                              .2500
      136,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522771                              .2500
      570,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1522779                              .2500
      272,200.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522784                              .2500
      217,600.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522790                              .2500
       77,400.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1522791                              .2500
      131,922.06                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522799                              .2500
      225,473.53                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1522800                              .2500
       64,763.67                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                          .7950
            7.7500                         .0000

      1522801                              .2500
      348,200.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1522810                              .2500
      373,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1522820                              .2500
      245,200.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522846                              .2500
      491,354.14                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1522880                              .2500
      269,160.85                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .0000
            7.1700                         .0000

      1522881                              .2500
      350,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1522883                              .2500
      285,500.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1522890                              .2500
      258,400.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1522899                              .2500
      263,200.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522902                              .2500
      248,856.75                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1522903                              .2500
      340,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522907                              .2500
      282,850.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522911                              .2500
      205,600.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1522912                              .2500
      328,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1522914                              .2500
      237,400.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522915                              .2500
       76,353.72                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1522923                              .2500
      360,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1522924                              .2500
      270,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1522933                              .2500
      225,600.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1522934                              .2500
      392,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1522971                              .2500
      162,950.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1522972                              .2500
      240,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1522994                              .2500
      225,000.00                           .0300
            8.3000                         .0000
            8.0500                         .0000
            8.0200                          .2700
            7.7500                         .0000

      1523006                              .2500
      261,610.70                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1523038                              .2500
       70,000.00                           .0300
            8.3000                         .0000
            8.0500                         .0000
            8.0200                          .2700
            7.7500                         .0000

      1523056                              .2500
      289,800.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1523057                              .2500
      186,750.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523058                              .2500
      171,750.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523061                              .2500
      496,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1523063                              .2500
      207,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523064                              .2500
      240,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1523068                              .2500
       78,400.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523072                              .2500
      235,520.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1523077                              .2500
      320,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1523081                              .2500
      197,200.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1523082                              .2500
      343,821.67                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1523086                              .2500
      303,900.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1523088                              .2500
       61,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1523096                              .2500
      256,950.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523099                              .2500
      300,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1523102                              .2500
      196,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1523104                              .2500
      408,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1523108                              .2500
      260,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1523113                              .2500
      254,867.80                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1523114                              .2500
      185,250.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1523135                              .2500
      650,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1523158                              .2500
       96,554.54                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1523179                              .2500
      252,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523180                              .2500
      159,210.23                           .0300
            8.8500                         .0000
            8.6000                         .0000
            8.5700                          .8200
            7.7500                         .0000

      1523182                              .2500
      251,200.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1523183                              .2500
       93,650.91                           .0300
            9.2000                         .0000
            8.9500                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1523184                              .2500
       33,700.00                           .0300
            8.8000                         .0000
            8.5500                         .0000
            8.5200                          .7700
            7.7500                         .0000

      1523186                              .2500
       92,855.25                           .0300
            9.6000                         .0000
            9.3500                         .0000
            9.3200                         1.5700
            7.7500                         .0000

      1523187                              .2500
      119,000.00                           .0300
            8.8500                         .0000
            8.6000                         .0000
            8.5700                          .8200
            7.7500                         .0000

      1523189                              .2500
       89,000.00                           .0300
            9.1000                         .0000
            8.8500                         .0000
            8.8200                         1.0700
            7.7500                         .0000

      1523190                              .2500
      304,000.00                           .0300
            8.9000                         .0000
            8.6500                         .0000
            8.6200                          .8700
            7.7500                         .0000

      1523191                              .2500
      230,000.00                           .0300
            8.6000                         .0000
            8.3500                         .0000
            8.3200                          .5700
            7.7500                         .0000

      1523192                              .2500
       56,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1523193                              .2500
      288,000.00                           .0300
            8.3000                         .0000
            8.0500                         .0000
            8.0200                          .2700
            7.7500                         .0000

      1523194                              .2500
      192,500.00                           .0300
            8.3000                         .0000
            8.0500                         .0000
            8.0200                          .2700
            7.7500                         .0000

      1523195                              .2500
       40,000.00                           .0300
            8.8000                         .0000
            8.5500                         .0000
            8.5200                          .7700
            7.7500                         .0000

      1523196                              .2500
       47,300.00                           .0300
            8.9000                         .0000
            8.6500                         .0000
            8.6200                          .8700
            7.7500                         .0000

      1523197                              .2500
       74,955.94                           .0300
            8.6500                         .0000
            8.4000                         .0000
            8.3700                          .6200
            7.7500                         .0000

      1523198                              .2500
       89,900.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1523201                              .2500
      190,000.00                           .0300
            8.6500                         .0000
            8.4000                         .0000
            8.3700                          .6200
            7.7500                         .0000

      1523206                              .2500
      289,600.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000
1



      1523207                              .2500
       48,672.83                           .0800
            8.9000                         .0000
            8.6500                         .0000
            8.5700                          .8200
            7.7500                         .0000

      1523209                              .2500
      213,700.00                           .0800
            8.8500                         .0000
            8.6000                         .0000
            8.5200                          .7700
            7.7500                         .0000

      1523210                              .2500
       62,461.74                           .0800
            8.4500                         .0000
            8.2000                         .0000
            8.1200                          .3700
            7.7500                         .0000

      1523211                              .2500
      112,341.11                           .0800
            9.2000                         .0000
            8.9500                         .0000
            8.8700                         1.1200
            7.7500                         .0000

      1523212                              .2500
      200,000.00                           .0800
            8.2000                         .0000
            7.9500                         .0000
            7.8700                          .1200
            7.7500                         .0000

      1523215                              .2500
      595,092.37                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1523226                              .2500
      400,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .0000
            7.4200                         .0000

      1523235                              .2500
      277,691.94                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000
1



      1523236                              .2500
      225,404.42                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         1.5950
            7.7500                         .0000

      1523237                              .2500
      212,376.80                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         1.5950
            7.7500                         .0000

      1523238                              .2500
      211,270.50                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1523239                              .2500
      385,541.82                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1523240                              .2500
      250,206.55                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1523242                              .2500
      205,817.43                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1523245                              .2500
      261,770.08                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523246                              .2500
      242,268.68                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1523247                              .2500
       74,869.59                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523248                              .2500
      998,348.99                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1523249                              .2500
      369,501.82                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1523250                              .2500
      260,432.94                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523251                              .2500
       64,930.54                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1523252                              .2500
      278,474.68                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1523253                              .2500
      299,616.08                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1523254                              .2500
       82,915.83                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000
1



      1523255                              .2500
      223,727.64                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523256                              .2500
      231,717.91                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523257                              .2500
      244,016.44                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1523259                              .2500
      242,619.48                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523260                              .2500
      346,027.80                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1523261                              .2500
      260,624.47                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1523262                              .2500
      269,688.17                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523263                              .2500
      334,603.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1523264                              .2500
      264,627.84                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523266                              .2500
      297,136.45                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523267                              .2500
      874,112.81                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1523270                              .2500
      270,861.68                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1523271                              .2500
      327,765.72                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1523272                              .2500
      243,311.32                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523273                              .2500
      249,703.73                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523274                              .2500
      286,876.77                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1523275                              .2500
      327,658.59                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1523276                              .2500
      259,259.21                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1523277                              .2500
      250,289.00                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         1.5950
            7.7500                         .0000

      1523278                              .2500
      170,308.11                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1523280                              .2500
      144,607.72                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1523281                              .2500
      289,599.53                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1523282                              .2500
      272,376.82                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523283                              .2500
      218,664.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000
1



      1523285                              .2500
      260,853.67                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1523286                              .2500
      254,705.51                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523287                              .2500
       69,961.76                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1523288                              .2500
      241,464.55                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1523289                              .2500
      257,835.48                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1523290                              .2500
      253,256.13                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         1.5950
            7.7500                         .0000

      1523291                              .2500
      210,288.06                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1523293                              .2500
      235,867.69                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1523295                              .2500
      279,830.37                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523296                              .2500
      239,946.90                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1523298                              .2500
      239,858.30                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523299                              .2500
      269,852.51                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1523300                              .2500
      299,803.75                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1523301                              .2500
      286,655.17                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1523302                              .2500
      241,249.95                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1523303                              .2500
      749,545.64                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1523305                              .2500
       71,959.63                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1523307                              .2500
      109,938.33                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1523309                              .2500
      256,052.60                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523310                              .2500
      615,986.40                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1523311                              .2500
      315,793.28                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1523312                              .2500
      296,837.77                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1523313                              .2500
      247,849.76                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523314                              .2500
      302,830.13                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1523316                              .2500
      224,443.94                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523317                              .2500
      229,771.11                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1523318                              .2500
      255,632.67                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1523319                              .2500
      619,594.43                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1523320                              .2500
      241,342.02                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1523321                              .2500
       60,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523322                              .2500
      260,900.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1523323                              .2500
      318,816.46                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1523324                              .2500
      277,336.16                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523325                              .2500
      400,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1523326                              .2500
      230,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1523327                              .2500
      311,800.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523328                              .2500
      219,450.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523329                              .2500
      250,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1523330                              .2500
      264,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1523331                              .2500
      297,600.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000
1



      1523333                              .2500
      221,400.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523335                              .2500
      207,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1523337                              .2500
      207,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523338                              .2500
      271,550.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523339                              .2500
      595,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1523340                              .2500
      102,500.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1523342                              .2500
      235,100.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1523343                              .2500
      240,900.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1523344                              .2500
      216,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1523350                              .2500
      247,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523352                              .2500
      279,847.06                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1523365                              .2500
      450,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                          .0450
            7.7500                         .0000

      1523401                              .2500
      207,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .0000
            7.4700                         .0000

      1523425                              .2500
      264,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1523426                              .2500
      314,596.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1523427                              .2500
      232,800.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1523440                              .2500
      240,207.57                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1523441                              .2500
      255,950.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523450                              .2500
      283,500.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523453                              .2500
      230,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1523454                              .2500
      223,950.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1523458                              .2500
      256,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1523459                              .2500
      219,244.39                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         1.7200
            7.7500                         .0000

      1523464                              .2500
      132,000.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000
1



      1523472                              .2500
      323,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1523473                              .2500
      295,829.06                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1523483                              .2500
      326,608.59                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1523487                              .2500
       99,906.30                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         1.6700
            7.7500                         .0000

      1523491                              .2500
      110,665.27                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523495                              .2500
      235,860.66                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523499                              .2500
      359,341.09                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1523501                              .2500
       85,842.59                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000
1



      1523504                              .2500
      408,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523506                              .2500
      108,540.54                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1523511                              .2500
      198,367.15                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1523536                              .2500
       85,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         1.3450
            7.7500                         .0000

      1523538                              .2500
      403,755.26                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1523541                              .2500
      227,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1523548                              .2500
      222,400.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .0000
            7.7200                         .0000

      1523580                              .2500
      304,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1523585                              .2500
      211,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523586                              .2500
      252,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523589                              .2500
      560,000.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1523599                              .2500
      294,811.89                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                          .1700
            7.7500                         .0000

      1523603                              .2500
      260,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523609                              .2500
      267,050.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523638                              .2500
      398,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1523640                              .2500
      500,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1523643                              .2500
      142,750.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523645                              .2500
      213,600.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1523649                              .2500
      312,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         1.0950
            7.7500                         .0000

      1523662                              .2500
      294,300.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1523680                              .2500
      215,600.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1523709                              .2500
      227,600.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1523720                              .2500
      152,800.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523727                              .2500
       89,250.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1523728                              .2500
       96,750.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1523751                              .2500
      250,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1523788                              .2500
      339,750.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523806                              .2500
      190,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523811                              .2500
      303,000.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1523822                              .2500
       46,000.00                           .0300
            8.7000                         .0000
            8.4500                         .0000
            8.4200                          .6700
            7.7500                         .0000

      1523827                              .2500
      164,500.00                           .0300
            8.4000                         .0000
            8.1500                         .0000
            8.1200                          .3700
            7.7500                         .0000

      1523876                              .2500
      275,500.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1523907                              .2500
      132,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523919                              .2500
      256,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523921                              .2500
      249,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523924                              .2500
      378,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523926                              .2500
      256,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1523928                              .2500
      261,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

      1523930                              .2500
      250,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0000
            7.3450                         .0000

      1523933                              .2500
      261,150.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000
1



      1523955                              .2500
      238,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1523956                              .2500
       85,200.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1523957                              .2500
      308,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1523960                              .2500
      120,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .0000
            7.3450                         .0000

      1523992                              .2500
      283,023.97                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                          .2950
            7.7500                         .0000

      1523997                              .2500
      959,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1524004                              .2500
      262,363.91                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         1.1700
            7.7500                         .0000

      1524028                              .2500
      385,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1524043                              .2500
      170,600.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1524049                              .2500
      289,600.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1524119                              .2500
      151,200.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1524121                              .2500
      142,400.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1524122                              .2500
      380,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1524233                              .2500
      259,600.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1524253                              .2500
      307,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1524261                              .2500
      360,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1524263                              .2500
      650,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .0000
            7.5950                         .0000

      1524299                              .2500
      104,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1524309                              .2500
      276,800.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1524318                              .2500
      139,921.52                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1524370                              .2500
      135,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1524372                              .2500
      188,500.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1524412                              .2500
      190,400.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1524436                              .2500
      208,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000
1



      1524451                              .2500
      472,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1524467                              .2500
      265,600.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1524480                              .2500
      400,000.00                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                          .2200
            7.7500                         .0000

      1524482                              .2500
      292,600.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1524509                              .2500
      300,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1524510                              .2500
      328,800.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1524535                              .2500
      308,800.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1524540                              .2500
      267,750.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000
1



      1524558                              .2500
      504,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1524560                              .2500
      275,200.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1524562                              .2500
      218,500.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1524599                              .2500
      270,000.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                          .4200
            7.7500                         .0000

      1524603                              .2500
      216,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1524701                              .2500
      340,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1524728                              .2500
      304,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1524752                              .2500
      293,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000
1



      1524754                              .2500
      204,800.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1524757                              .2500
      272,971.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1524758                              .2500
      263,150.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1524761                              .2500
      428,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                          .9700
            7.7500                         .0000

      1524767                              .2500
      525,200.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                          .5950
            7.7500                         .0000

      1524769                              .2500
      269,950.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1524782                              .2500
      252,800.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1524909                              .2500
      347,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000
1



      1524910                              .2500
      303,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1524911                              .2500
      278,550.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1524915                              .2500
      225,200.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                          .8450
            7.7500                         .0000

      1524916                              .2500
      231,500.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                          .7200
            7.7500                         .0000

      1524918                              .2500
      250,000.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1524923                              .2500
      233,750.00                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                          .0950
            7.7500                         .0000

      1524942                              .2500
      232,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1525025                              .2500
      423,950.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000
1



      1525052                              .2500
      400,000.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                          .4700
            7.7500                         .0000

      1525054                              .2500
      254,400.00                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                          .3450
            7.7500                         .0000

      1525055                              .2500
      202,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         1.4700
            7.7500                         .0000

      1525135                              .2500
      342,500.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         1.2200
            7.7500                         .0000

  TOTAL NUMBER OF LOANS:     1610
  TOTAL BALANCE........:        451,652,075.74


  RUN ON     : 09/23/96            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 12.20.44            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S20     FIXED SUMMARY REPORT      CUTOFF : 09/01/96
  POOL       : 0004225
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
 -------------------------------------------------------------------------------
  CURR NOTE RATE                        8.6072            6.6250     10.1250
  RFC NET RATE                          8.3572            6.3750      9.8750
  NET MTG RATE(INVSTR RATE)             8.3098            6.3450      9.7950
  POST SPREAD RATE                      7.7274            6.3450      7.7500
  SUB SERV FEE                           .2500             .2500       .2700
  MSTR SERV FEE                          .0474             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .5825             .0000      2.0450
  STRIP                                  .0000             .0000       .0000







  TOTAL NUMBER OF LOANS:  1610
  TOTAL BALANCE........:     451,652,075.74


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                    EXHIBIT G

                        FORM OF SELLER/SERVICER CONTRACT


     This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

     WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

     NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.   INCORPORATION OF GUIDES BY REFERENCE.

     The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that
                                                         --------  -------
the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.   AMENDMENTS.

     This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.   REPRESENTATIONS AND WARRANTIES.

     a.   Reciprocal Representations and Warranties.

          The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

          (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

          (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

          (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

          (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

     b.   Seller/Servicer's Representations, Warranties and Covenants.

In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.   REMEDIES OF RESIDENTIAL FUNDING.

     If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.   SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

     At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.   PRIOR AGREEMENTS SUPERSEDED.

     This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.   ASSIGNMENT.

     This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.   NOTICES.

     All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







     Attention:

     Telefacsimile Number:  (___) ___-____

9.   JURISDICTION AND VENUE.

     Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.  MISCELLANEOUS.

     This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

     IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                           SELLER/SERVICER

[Corporate Seal]


                                           (Name of Seller/Servicer)

By:                               By:
     (Signature)                       (Signature)


                                  By:

     (Typed Name)                          (Typed Name)


Title:                       Title:


=====================================

ATTEST:                           RESIDENTIAL FUNDING CORPORATION

By:                               By:
     (Signature)                       (Signature)


                                  By:

     (Typed Name)                          (Typed Name)


Title:                       Title:

                                   EXHIBIT H
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:       REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)  Mortgage Loan Prepaid in Full
                                                 Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature

****************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

          Enclosed Documents: [ ] Promissory Note
                              [ ] Primary Insurance Policy
                              [ ] Mortgage or Deed of Trust
                              [ ] Assignment(s) of Mortgage or Deed of Trust
                              [ ] Title Insurance Policy
                              [ ] Other:


Name

Title

Date

                                  EXHIBIT I-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF       )
               : ss.:
COUNTY OF           )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1996-S20, Class [R-I] [R-II] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R-I] [R-II] Certificates, and
(iii) is acquiring the Class [R-I] [R-II] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class [R-I] [R-II] Certificates to disqualified organizations under the Code, that applies to all transfers of Class [R-I] [R-II] Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R-I] [R-II] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class [R-I] [R-II] Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. That the Owner is aware that the Trustee will not register the transfer of any Class [R-I] [R-II] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. That the Owner has reviewed the restrictions set forth on the face of the Class [R-I] [R-II] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class [R-I] [R-II] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R-I] [R-II] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          8.  The Owner's Taxpayer Identification Number is ______________.

          9. This affidavit and agreement relates only to the Class [R-I] [R-II] Certificates held by the Owner and not to any other holder of the Class [R-I] [R-II] Certificates. The Owner understands that the liabilities described herein relate only to the Class [R-I] [R-II] Certificates.

          10. That no purpose of the Owner relating to the transfer of any of the Class [R-I] [R-II] Certificates by the Owner is or will be to impede the assessment or collection of any tax.

          11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class [R-I] [R-II] Certificate that the Owner intends to pay taxes associated with holding such Class [R-I] [R-II] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class [R-I] [R-II] Certificate.

                                     I-1-2

          12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class [R-I] [R-II] Certificates remain outstanding.

          13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                                     I-1-3

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.


                              [NAME OF OWNER]


                              By:
                              [Name of Officer]
                              [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



          Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this ____ day of __________, 199__.




                              NOTARY PUBLIC

                              COUNTY OF
                              STATE OF
                              My Commission expires the ____ day of
                              _______________, 19__.

                                     I-1-4

                                  EXHIBIT I-2

                         FORM OF TRANSFEROR CERTIFICATE


                                 __________________, 19__


Residential Funding Mortgage
 Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
Four Albany Street
New York, New York  10006

Attention:  Residential Funding Corporation Series 1996-S20

          Re:  Mortgage Pass-Through Certificates,
               Series 1996-S20, Class [R-I] [R-II]
               -----------------------------------------------

Ladies and Gentlemen:

          This letter is delivered to you in connection with the transfer by _______________________________ (the "Seller") to ______________________________
(the "Purchaser") of $_____________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1996-S20, Class [R-I] [R-II] (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing
Agreement (the "Pooling and Servicing Agreement"), dated as of September 1,
1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

          2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

          3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class [R-I] [R-II] Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

          4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                 Very truly yours,




                                 (Seller)


                                 By:
                                 Name:
                                 Title:

                                     I-2-2

                                  EXHIBIT J-1

                     FORM OF INVESTOR REPRESENTATION LETTER

                        ______________, 19__

Residential Funding Mortgage
 Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series 1996-S20

          RE:  Mortgage Pass-Through Certificates,
               Series 1996-S20, [Class A-4] [Class B-]
               -------------------------------------------------

Ladies and Gentlemen:

          _________________________ (the "Purchaser") intends to purchase from
___________________________ (the "Seller") $_____________ Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1996-S20, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

          2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

          3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

          4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ____________, 199__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

          5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

          *6. The Purchaser represents that either (a) or (b) is satisfied, as marked below:

          a. is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. (S)2510.3-101; or

          b. will provide the Trustee, the Company and the Master Servicer with either: (i) an opinion of counsel, satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is permissible under applicable law, will not constitute or result in a prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer; or (ii) in lieu of such opinion of counsel, a certification in the form of Exhibit J-2 to the Pooling and Servicing Agreement.

* To be inserted when Prohibited Transaction Exemption 94-29, the individual exemption granted to RFC by the Department of Labor, will not exempt a transaction from the application of the prohibited transaction provisions of ERISA and the Code.

                                 Very truly yours,

                                 _____________________________________

                                 By:__________________________________
                                 Name:
                                 Title:

                                  EXHIBIT J-2

                      FORM OF ERISA REPRESENTATION LETTER


                                 _____________, 199__


Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MS 55437

Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MS 55437

Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series 1996-S20

            Re:  Mortgage Pass-Through Certificates,
                 Series 1996-S20, Class____

Dear Sirs:

          ___________________ (the "Purchaser") intends to purchase from
___________________ (the "Seller") $ _________________ Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1996-S20, Class ____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the"Pooling and Servicing Agreement"), dated as of September 1, 1996, among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer") and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in either (1) or (2) are accurate:

     (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. (S) 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. (S) 2510.3-101; or

     (2) The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Company, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and, with respect to each source of funds being used by the Purchaser to acquire the Certificates (each being referred to as a "Source") and the following statements in at least one of (a), (b), (c), (d), (e) or (f) are accurate:

          (a) the Purchaser is an insurance company and (i) the Source is assets of its "general account," (ii) the conditions set forth in PTCE 95-60 issued by the DOL have been satisfied and the purchase and holding of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60 and
(iii) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

          (b) the Purchaser is an insurance company and (i) the Source is assets of its "general account," (ii) the requirements of Section 401(c) of ERISA and the DOL to be promulgated thereunder have been satisfied and will continue to be satisfied and (c) the Purchaser represents that it understands that the operation of the general account after December 31, 1998 may affect its ability to continue to hold the Certificates after the date which is 18 months after the 401(c) Regulations become final and unless a class exemption issued by the DOL or an exception under Section 401(c) of ERISA is then available for the continued holding of Certificates, if the assets of the general account constitute Plan Assets, it will dispose of the Certificates prior to the date which is 18 months after the 401(c) Regulations become final; or

          (c) the Purchaser is an insurance company and (i) the Source is an insurance company "pooled separate account," (ii) the conditions set forth in PTCE 90-1 issued by the DOL have been satisfied and the purchase and holding of Certificates by or on behalf of the Purchaser are exempt under PTCE 90-1 and
(iii) there is no Plan whose assets in such separate account exceed 10% of the total assets of such separate account as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or any affiliate thereof) or employee organization are deemed to be a single Plan); or

          (d) the Purchaser is a bank and (i) the Source is a "collective investment fund" as described in Section IV(e) of PTCE 91-38 with respect to which the bank is trustee, (ii) the conditions set forth in PTCE 91-38 issued by the DOL have been satisfied and the purchase and holding of Certificates by or on behalf of the Purchaser are exempt under PTCE 91-38 and (iii) no Plan has assets invested in such collective investment fund exceeding 10% of the total assets of such collective investment fund as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or any affiliate thereof) or employee organization are deemed to be a single Plan); or

          (e) the Purchaser is an "investment fund" described in PTCE 84-14 and
(i) the undersigned is a "QPAM" as defined in PTCE 84-14, (ii) the conditions set forth in PTCE 84-14 issued by the DOL have been satisfied and will continue to be satisfied and (iii) the purchase and holding of Certificates by or on behalf of the Purchaser are exempt under PTCE 84-14; or

          (f) the Purchaser is an "INHAM" defined in PTCE 96-23 and (i) the conditions set forth in PTCE 96-23 issued by the DOL have been satisfied and will continue to be satisfied and (ii) the purchase and holding of Certificates by or on behalf of the Purchaser are exempt under PTCE 96-23.

                                    Very truly yours,

                                    __________________________________

                                    By:_______________________________
                                    Name:_____________________________
                                    Title:____________________________

                                   EXHIBIT K

                    FORM OF TRANSFEROR REPRESENTATION LETTER



                         _________, 19__



Residential Funding Mortgage
 Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention: Residential Funding Corporation Series 1996-S20

          Re:  Mortgage Pass-Through Certificates,
               Series 1996-S20, [Class B-]
               -------------------------------------

Ladies and Gentlemen:

          In connection with the sale by _____________(the "Seller") to __________________ (the "Purchaser") of $___________ Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1996-S20, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

          Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of

Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                    Very truly yours,

                    ________________________________________
                    (Seller)



                    By:_____________________________________
                    Name:___________________________________
                    Title:__________________________________

                                   EXHIBIT L

                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]


            Description of Rule 144A Securities, including numbers:
                _______________________________________________
                _______________________________________________
                _______________________________________________
                _______________________________________________


          The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

          1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

          2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of September 1, 1996 among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and Bankers Trust Company, as trustee, as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

     *3. The Buyer represents that either (a) or (b) is satisfied, as marked below: :

          a. is not any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986 (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. (S)2510.3-101; or

          b. will provide the Trustee, the Company and the Master Servicer with either: (i) an opinion of counsel, satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Buyer is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer; or (ii) in lieu of such opinion of counsel, a certification in the form of Exhibit J-2 to the Pooling and Servicing Agreement.

* To be inserted when Prohibited Transaction Exemption 94-29, the individual exemption granted to RFC by the Department of Labor, will not exempt a transaction from the application of the prohibited transaction provisions of ERISA and the Code.

          4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

          IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


__________________________             __________________________
Print Name of Seller                   Print Name of Buyer

By:____________________________        By:____________________________
   Name:                                  Name:
   Title:                                 Title:

Taxpayer Identification:            Taxpayer Identification:

No._____________________________    No._______________________________

Date:___________________________    Date:_____________________________

                                                            ANNEX 1 TO EXHIBIT L
                                                            --------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

            [For Buyers Other Than Registered Investment Companies]

       The undersigned hereby certifies as follows in connection with the Rule
         144A Investment Representation to which this Certification is attached:

       1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

       2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

  ___  Corporation, etc.  The Buyer is a corporation (other than a bank, savings
       -----------------

       and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
       Section 501(c)(3) of the Internal Revenue Code.

___    Bank.  The Buyer (a) is a national bank or banking institution organized
       ----
       under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
                             ----------------------------------

  ___  Savings and Loan.  The Buyer (a) is a savings and loan association,
       ----------------
       building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___    Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15
       -------------
       of the Securities Exchange Act of 1934.

___    Insurance Company.  The Buyer is an insurance company whose primary and
       -----------------
       predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___    State or Local Plan.  The Buyer is a plan established and maintained by a
       -------------------
       State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___    ERISA Plan.  The Buyer is an employee benefit plan within the meaning of
       ----------
       Title I of the Employee Retirement Income Security Act of 1974.

___    Investment Adviser.   The Buyer is an investment adviser registered under
       ------------------
       the Investment Advisers Act of 1940.

  ___  SBIC.  The Buyer is a Small Business Investment Company licensed by the
       ----
       U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

  ___  Business Development Company.  The Buyer is a business development
       ----------------------------
       company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

  ___  Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust
       ----------
       company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

       3. The term "securities" as used herein does not include (i) securities
                    ----------                 ----------------
of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

       4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

       5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

 ___     ___        Will the Buyer be purchasing the Rule 144A
 Yes     No         Securities only for the Buyer's own account?

       6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

       7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                         ____________________________________________
                         Print Name of Buyer

                         By:_________________________________________
                            Name:
                            Title:

                         Date:_______________________________________

                                                            ANNEX 2 TO EXHIBIT L
                                                            --------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

             [For Buyers That Are Registered Investment Companies]


       The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

        1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

       2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

       3. The term "Family of Investment Companies" as used herein means two or
                    ------------------------------
more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

       4. The term "securities" as used herein does not include (i) securities
                    ----------
of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

       5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

       6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                         -----------------------------------
                         Print Name of Buyer


                         By:________________________________
                            Name:___________________________
                            Title:__________________________

                         IF AN ADVISER:

                         -----------------------------------
                         Print Name of Buyer


                         Date:_____________________________

                                   EXHIBIT M

                  [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                               LIMITED GUARANTY]


                                  ARTICLE XII

            Subordinate Certificate Loss Coverage; Limited Guaranty

       Section 12.01.  Subordinate Certificate Loss Coverage; Limited Guaranty.
                       -------------------------------------------------------
(a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

       (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a);

provided, however, that the amount of such demand in respect of any Distribution
--------  -------
Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

       (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination

Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) _______________ minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and
(Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section
12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

       (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

       (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

       (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors

Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

       Section 12.02.  Amendments Relating to the Limited Guaranty.
                       -------------------------------------------
Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and
(b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                   EXHIBIT N

                           [FORM OF LIMITED GUARANTY]

                                LIMITED GUARANTY

                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                       Mortgage Pass-Through Certificates
                                Series 1996-S20


                                              __________________, 199__



Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series 1996-S20

Ladies and Gentlemen:

       WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and Bankers Trust Company (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Pass-Through Certificates, Series 1996-S20 (the "Certificates"); and

       WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

       WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

       NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

       1. Provision of Funds.  (a) GMAC agrees to contribute and deposit in the
          ------------------
Certificate Account on behalf of Residential Funding (or otherwise provide to Residential

Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

       (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

       2. Waiver.  GMAC hereby waives any failure or delay on the part of
          ------
Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

       3. Modification, Amendment and Termination.  This Limited Guaranty may be
          ---------------------------------------
modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

       4. Successor.  Except as otherwise expressly provided herein, the
          ---------
guarantee herein set forth shall be binding upon GMAC and its respective successors.

       5. Governing Law.  This Limited Guaranty shall be governed by the laws of
          -------------
the State of New York.

       6. Authorization and Reliance.  GMAC understands that a copy of this
          --------------------------
Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

       7. Definitions.  Capitalized terms used but not otherwise defined herein
          -----------
shall have the meaning given them in the Servicing Agreement.

       8.  Counterparts.  This Limited Guaranty may be executed in any number of
           ------------
counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

       IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                              GENERAL MOTORS ACCEPTANCE
                              CORPORATION


                              By:____________________________________
                              Name:__________________________________
                              Title:_________________________________


Acknowledged by:

BANKERS TRUST COMPANY,
 as Trustee


By:____________________________________
Name:__________________________________
Title:_________________________________


RESIDENTIAL FUNDING MORTGAGE
 SECURITIES I, INC.


By:____________________________________
Name:__________________________________
Title:_________________________________

                                   EXHIBIT O

          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                    __________________, 19____

Residential Funding Mortgage
 Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Bankers Trust Company
Four Albany Street
New York, New York 10006

Attention:  Residential Funding Corporation Series 1996-S20

          Re: Mortgage Pass-Through Certificates, Series 1996-S20 Assignment of Mortgage Loan


Ladies and Gentlemen:

          This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender") of
_______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of September 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

      (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

     (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

     (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

     (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                              Very truly yours,


                              --------------------------------
                              (Lender)

                              By:_____________________________
                              Name:___________________________
                              Title:__________________________

                                   EXHIBIT P

                         SCHEDULE OF DISCOUNT FRACTION

Schedule of Discount Fractions

		NET
	PRINCIPAL	MORTGAGE	DISCOUNT	PO
LOAN #	BALANCE	RATE	FRACTION	BALANCE
1522291	360,387.80	6.345	0.181290322581	65,334.82
1508199	240,869.77	6.67	0.13935483871	33,566.37
1508172	630,849.80	6.72	0.132903225806	83,841.97
1508173	351,916.90	6.72	0.132903225806	46,770.89
1508174	220,885.51	6.77	0.126451612903	27,931.33
1522727	833,886.53	6.92	0.107096774194	89,306.56
1508176	252,193.29	6.97	0.10064516129	25,382.03
1522703	398,771.22	7.045	0.090967741935	36,275.32
1522368	212,591.28	7.095	0.084516129032	17,967.39
1508177	437,392.02	7.17	0.074838709677	32,733.85
1515324	340,875.47	7.17	0.074838709677	25,510.68
1518348	239,820.09	7.17	0.074838709677	17,947.83
1519539	222,489.09	7.17	0.074838709677	16,650.80
1519554	224,664.98	7.17	0.074838709677	16,813.64
1521736	398,801.38	7.17	0.074838709677	29,845.78
1522728	225,322.77	7.17	0.074838709677	16,862.87
1522880	269,160.85	7.17	0.074838709677	20,143.65
1508178	278,988.22	7.22	0.068387096774	19,079.19
1522286	246,459.25	7.22	0.068387096774	16,854.63
1508179	234,187.85	7.27	0.061935483871	14,504.54
1514973	274,196.25	7.295	0.058709677419	16,097.97
1519454	314,542.55	7.295	0.058709677419	18,466.69
1520046	449,016.67	7.295	0.058709677419	26,361.62
1522699	220,273.77	7.295	0.058709677419	12,932.20
1508187	242,514.00	7.32	0.055483870968	13,455.62
1508191	244,708.45	7.32	0.055483870968	13,577.37
1523930	250,000.00	7.345	0.052258064516	13,064.52
1523960	120,000.00	7.345	0.052258064516	6,270.97
1506935	295,476.17	7.42	0.042580645161	12,581.57
1519384	304,967.49	7.42	0.042580645161	12,985.71
1519455	349,504.34	7.42	0.042580645161	14,882.12
1519552	246,226.09	7.42	0.042580645161	10,484.47
1519563	337,761.44	7.42	0.042580645161	14,382.10
1519572	275,609.14	7.42	0.042580645161	11,735.61
1519786	266,530.81	7.42	0.042580645161	11,349.05
1519797	224,520.53	7.42	0.042580645161	9,560.23
1519798	313,076.03	7.42	0.042580645161	13,330.98
1520065	397,835.82	7.42	0.042580645161	16,940.11
1520081	293,735.68	7.42	0.042580645161	12,507.45
1521739	483,266.21	7.42	0.042580645161	20,577.79
1522519	249,636.93	7.42	0.042580645161	10,629.70
1523226	400,000.00	7.42	0.042580645161	17,032.26
1522447	143,693.10	7.47	0.036129032258	5,191.49
1522567	281,981.19	7.47	0.036129032258	10,187.71
1522608	649,541.24	7.47	0.036129032258	23,467.30
1523401	207,000.00	7.47	0.036129032258	7,478.71
1517161	677,770.48	7.482	0.034580645161	23,437.74
1485795	388,038.63	7.545	0.026451612903	10,264.25
1504253	245,807.29	7.545	0.026451612903	6,502.00
1514442	262,293.67	7.545	0.026451612903	6,938.09
1515931	211,759.69	7.545	0.026451612903	5,601.39
1519560	223,690.67	7.545	0.026451612903	5,916.98
1519787	257,244.30	7.545	0.026451612903	6,804.53
1519806	267,629.93	7.545	0.026451612903	7,079.24
1521159	235,687.69	7.545	0.026451612903	6,234.32
1521180	229,291.09	7.545	0.026451612903	6,065.12
1521185	306,000.00	7.545	0.026451612903	8,094.19
1522525	373,692.54	7.545	0.026451612903	9,884.77
1522702	299,166.00	7.545	0.026451612903	7,913.42
1522714	226,147.85	7.545	0.026451612903	5,981.98
1522732	396,477.73	7.545	0.026451612903	10,487.48
1514287	225,000.00	7.595	0.02	4,500.00
1521802	301,600.00	7.595	0.02	6,032.00
1521957	697,056.80	7.595	0.02	13,941.14
1522347	319,334.96	7.595	0.02	6,386.70
1522360	257,164.37	7.595	0.02	5,143.29
1522459	252,450.90	7.595	0.02	5,049.02
1522506	239,568.72	7.595	0.02	4,791.37
1522583	298,526.03	7.595	0.02	5,970.52
1522640	345,442.76	7.595	0.02	6,908.86
1522934	392,000.00	7.595	0.02	7,840.00
1523281	289,599.53	7.595	0.02	5,791.99
1523342	235,100.00	7.595	0.02	4,702.00
1524263	650,000.00	7.595	0.02	13,000.00
1470543	230,000.00	7.67	0.010322580645	2,374.19
1519410	246,767.30	7.67	0.010322580645	2,547.28
1519425	250,911.79	7.67	0.010322580645	2,590.06
1519445	267,639.16	7.67	0.010322580645	2,762.73
1519458	324,262.82	7.67	0.010322580645	3,347.23
1519528	282,610.24	7.67	0.010322580645	2,917.27
1519532	240,138.76	7.67	0.010322580645	2,478.85
1519555	349,528.74	7.67	0.010322580645	3,608.04
1519595	331,777.23	7.67	0.010322580645	3,424.80
1519748	327,558.39	7.67	0.010322580645	3,381.25
1520035	254,483.27	7.67	0.010322580645	2,626.92
1520269	247,666.07	7.67	0.010322580645	2,556.55
1520830	244,370.53	7.67	0.010322580645	2,522.53
1520842	236,200.00	7.67	0.010322580645	2,438.19
1521093	295,601.44	7.67	0.010322580645	3,051.37
1522524	505,832.87	7.67	0.010322580645	5,221.50
1522545	243,072.27	7.67	0.010322580645	2,509.13
1522700	223,921.76	7.67	0.010322580645	2,311.45
1522755	324,952.00	7.67	0.010322580645	3,354.34
1522766	215,650.00	7.67	0.010322580645	2,226.06
1517037	399,461.43	7.72	0.003870967742	1,546.30
1518492	285,000.00	7.72	0.003870967742	1,103.23
1518600	279,400.00	7.72	0.003870967742	1,081.55
1519626	274,315.82	7.72	0.003870967742	1,061.87
1519821	249,432.52	7.72	0.003870967742	965.55
1520242	278,812.79	7.72	0.003870967742	1,079.28
1520550	360,000.00	7.72	0.003870967742	1,393.55
1521478	520,000.00	7.72	0.003870967742	2,012.90
1521715	360,000.00	7.72	0.003870967742	1,393.55
1521749	292,000.00	7.72	0.003870967742	1,130.32
1522289	299,596.08	7.72	0.003870967742	1,159.73
1522294	278,977.54	7.72	0.003870967742	1,079.91
1522307	199,730.71	7.72	0.003870967742	773.15
1522430	224,390.01	7.72	0.003870967742	868.61
1522442	51,733.39	7.72	0.003870967742	200.26
1522486	319,076.24	7.72	0.003870967742	1,235.13
1522505	257,652.63	7.72	0.003870967742	997.37
1522558	471,683.30	7.72	0.003870967742	1,825.87
1522590	211,823.60	7.72	0.003870967742	819.96
1522607	240,769.67	7.72	0.003870967742	932.01
1522665	346,267.50	7.72	0.003870967742	1,340.39
1522682	246,234.67	7.72	0.003870967742	953.17
1522933	225,600.00	7.72	0.003870967742	873.29
1523108	260,000.00	7.72	0.003870967742	1,006.45
1523215	595,092.37	7.72	0.003870967742	2,303.58
1523249	369,501.82	7.72	0.003870967742	1,430.33
1523310	615,986.40	7.72	0.003870967742	2,384.46
1523548	222,400.00	7.72	0.003870967742	860.9

	$37,937,552.73		0.034746053677	$1,318,180.24

                                    EXHIBIT Q

                         PLANNED PRINCIPAL BALANCES AND
                          TARGETED PRINCIPAL BALANCES



   For information on the Planned Principal Balances and Targeted Principal
     Balances, see pages S-35 to S-37 of the Prospectus Supplement dated
                             September 23, 1996,
                    to the Prospectus dated June 21, 1996,
             for Residential Funding Mortgage Securities I, Inc.,
             Mortgage Pass-Through Certificates, Series 1996-S20.

                                      Q-1